PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497
(to Prospectus dated October 19, 2016)	Registration Statement No. 333-198362

Harvest Capital Credit Corporation

Up to 1,000,000 Shares

Common Stock

We have entered into an Equity Distribution Agreement, dated January 27, 2017, with JMP Securities LLC, or “JMP Securities” or the “Sales Agent,” relating to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The Equity Distribution Agreement provides that we may offer and sell up to 1,000,000 shares of our common stock from time to time through the Sales Agent. Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market," as defined in Rule 415 under the Securities Act of 1933, as amended, or the “Securities Act, including sales made directly on the NASDAQ Global Market, or NASDAQ, or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. See "Plan of Distribution" beginning on page S-30 of this prospectus supplement. As of the date of this prospectus supplement, we have not sold any shares of our common stock under the Equity Distribution Agreement.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments in privately held U.S. small to mid-sized companies.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Our common stock is listed on the NASDAQ Global Market under the symbol "HCAP." On January 25, 2017, the last reported sale price of our common stock on the NASDAQ was $14.16 per share, and the net asset value per share of our common stock on September 30, 2016 (the last date prior to the date of this prospectus supplement on which we determined our net asset value per share) was $13.75.

Under the terms of the Equity Distribution Agreement, the Sales Agent will receive a commission from us equal to up to 2.0% of the gross sales price of any shares of our common stock sold through the Sales Agent under the Equity Distribution Agreement. The Sales Agent is not required to sell any specific number or dollar amount of common stock, but will use their commercially reasonable efforts consistent with their sales and trading practices to sell the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. We may also sell shares of our common stock to the Sales Agent, as principal for its own respective account, at a price agreed upon at the time of sale. If we sell shares to the Sales Agent as principal, we will enter into a separate agreement with the Sales Agent, setting forth the terms of such transaction, and we will describe the agreement in a separate prospectus supplement. See "Plan of Distribution" beginning on page S-30 of this prospectus supplement.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor ought to know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing in our common stock and keep each for future reference. We file annual, quarterly and current reports, proxy statements, and other information with the Securities and Exchange Commission, or “SEC.” This information is available free of charge by contacting us at 767 Third Avenue, 25th Floor, New York, New York 10017, by calling us collect at (212) 906-3592, or on our website at http://www.harvestcapitalcredit.com. The SEC also maintains a website at http://www.sec.gov that contains information about us. Information contained on our website or the SEC’s website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website or the SEC’s website to be part of this prospectus supplement or the accompanying prospectus.

We are an “emerging growth company” under the federal securities laws and are subject to reduced public company reporting requirements.

Investing in our common stock involves a high degree of risk. Before buying any of our common stock, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” on page 13 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JMP Securities

The date of this prospectus supplement is January 27, 2017

PROSPECTUS SUPPLEMENT

PROSPECTUS

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CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR	123
BROKERAGE ALLOCATION AND OTHER PRACTICES	123
LEGAL MATTERS	124
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	124
PRIVACY NOTICE	124
AVAILABLE INFORMATION	124
INDEX TO FINANCIAL STATEMENTS	F-1

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the SALES AGENT have authorized any dealer, salesman, or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the dates on their respective covers, regardless of the time of delivery of this prospectus supplement and the accompanying prospectus or any sales of the securities. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

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ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of our common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure about the securities which we may offer from time to time, some of which may not apply to the common stock offered by this prospectus supplement. For information about the common stock, see “The Offering” in this prospectus supplement and “Description of Our Common Stock” in the accompanying prospectus.

To the extent the information contained in this prospectus supplement differs from or adds to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. The information contained in this prospectus supplement supersedes any inconsistent information included in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Available Information” included in this prospectus supplement and under “Available Information” and “Risk Factors” in the accompanying prospectus before investing in our common stock.

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PROSPECTUS SUPPLEMENT SUMMARY

The following summary contains basic information about the offering of our common stock pursuant to this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of our common stock pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the common stock we are offering. You should carefully read the sections entitled “Risk Factors,” “Selected Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our consolidated financial statements included in this prospectus supplement and the accompanying prospectus.

We commenced operations on September 6, 2011, as Harvest Capital Credit LLC, a Delaware limited liability company. Effective as of May 2, 2013, Harvest Capital Credit LLC merged with and into Harvest Capital Credit Corporation, a Delaware corporation. In this prospectus supplement, unless otherwise noted, the following terms have the meanings specified below:

●

“we,” “us,” “our,” and the “Company” refer to Harvest Capital Credit LLC, or “HCC LLC,” for the period prior to the merger date and Harvest Capital Credit Corporation for the period on and after the merger date;

●

“investment adviser” and “HCAP Advisors” refer to HCAP Advisors LLC, our investment adviser and a majority owned subsidiary of JMP Group LLC (formerly JMP Group, Inc.) for the period on and after the merger date, and for the period prior to the merger date, the "investment adviser" refers to Harvest Capital Strategies LLC, which is an affiliate of HCAP Advisors and previously employed all of the investment professionals of HCAP Advisors that were responsible for managing the investment activities of Harvest Capital Credit LLC on behalf of Harvest Capital Strategies LLC, a wholly owned subsidiary of JMP Group LLC;

●	“administrator” and “JMP Credit Advisors” refer to JMP Credit Advisors LLC, our administrator and a wholly owned subsidiary of JMP Group LLC (formerly JMP Group Inc.);

●	“JMP Group” refers, collectively, to the activities and operations of JMP Group LLC (formerly JMP Group Inc.) and its wholly- and majority- owned subsidiaries;

●

“Credit Facility” refers to the Loan and Security Agreement, dated as of October 29, 2013, as amended, by and among the Company, CapitalSource Bank, as agent and a lender, and each of the other lenders from time to time party thereto, including City National Bank; and

●	“Notes” refers to the Company’s unsecured 7.00% Notes due 2020, which were initially issued in January 2015;

Harvest Capital Credit Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. We have also elected to be treated for U.S. federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” and we intend to satisfy the Code requirements to receive RIC tax treatment annually. We provide customized financing solutions to small to mid-sized companies. We generally target companies with annual revenues of less than $100 million and annual EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments in privately-held U.S. small to mid-sized companies. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held U.S. small to mid-sized companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. In addition, we may also invest in debt and equity securities issued by collateralized loan obligation funds.

As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to continue to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation—Senior Securities; Derivative Securities” in the accompanying prospectus. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

As of September 30, 2016, we had $ 137.5 million (at fair value) invested in 33 companies. As of September 30, 2016, our portfolio included approximately 49.6% of senior secured term loans (including last-out senior secured loans), 45.9% of junior secured term loans, 2.7% of equity investments, and 1.8% of CLO equity investments at fair value. We completed 2015 with $142.8 million (at fair value) invested in 33 companies. As of December 31, 2015, our portfolio included approximately 56.8% of senior secured term loans, 40.8% of junior secured term loans, 1.3% of equity investments, and 1.1% of CLO equity investments at fair value.

As of December 31, 2015, 2014, 2013 and 2012, our loan portfolio had a dollar-weighted average annualized effective yield of approximately 13.9%, 15.1%, 16.7%, and 17.6%, respectively, including amortization of deferred debt origination fees and original issue discount. The dollar-weighted average annualized effective yield is computed using the effective interest rates for our debt investments and other income producing investments, including cash and PIK interest as well as the accretion of deferred fees. The individual investment yields are then weighted by the respective fair values of the investments (as of the date presented) in calculating the weighted average effective yield of the portfolio. The dollar-weighted average annualized yield on the Company’s investments for a given period will generally be higher than what investors in our common stock would realize in a return over the same period because the dollar-weighted average annualized yield does not reflect the Company’s expenses or any sales load that may be paid by investors.

The Company’s total investment return based on share price performance for the year ended December 31, 2015, was 13.64%. This measure of total investment return measures the changes in market value over the period indicated, taking into account dividends as reinvested. The return is calculated based on an assumed purchase of stock at the market price on the first day of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company’s dividend reinvestment plan) and an assumed sale at the market price on the last day of the period. The difference between the sale and purchases is then divided by the purchase prices. The total investment return does not reflect any sales load that may be paid by investors.

The Company’s total investment return based on change in net asset value for the year ended December 31, 2015, was 9.20%.  This measure of total investment return measures the changes in net asset value over the period indicated, taking into account dividends as reinvested. The return is calculated by taking the difference between the net asset value per share at the end of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and the net asset value per share at the beginning of the period, and dividing that difference by the net asset value per share at the beginning of the period. This return primarily differs from the total investment return in that it does not take into account changes in the market price of the Company's stock.

Our Investment Adviser

Our investment adviser’s investment team is led by two partners, Richard P. Buckanavage and Ryan T. Magee, who have an average of approximately 19 years of investment experience, and is supported by the investment staff at HCAP Advisors, as well as investment professionals from JMP Credit Advisors and JMP Group. We expect that our investment adviser will hire additional investment professionals, as necessary. In addition, our investment adviser expects to draw upon JMP Group’s over 10-year history in the investment management business and to benefit from the JMP Group investment professionals’ significant capital markets, trading and research expertise developed through investments in different industries and over numerous companies in the United States.

Prior to joining our investment adviser, Mr. Buckanavage, who is also our President and Chief Executive Officer, co-founded and served in executive roles at Patriot Capital Funding, Inc., a publicly-traded business development company, from 2003 to 2009, where he helped deploy over $520 million in investments to over 50 small and mid-sized companies throughout the U.S. Mr. Magee, who is also a Vice President of the Company, worked as a senior investment professional at Patriot Capital Funding with Mr. Buckanavage for five years. Throughout their careers as investors in private companies, Messrs. Buckanavage and Magee have gained significant experience in all aspects of finance, including transaction sourcing, credit analysis, transaction structuring, due diligence and portfolio management.

In addition, our investment adviser has an investment committee that is responsible for approving all key investment decisions that are made by our investment adviser on our behalf. The members of the investment committee are Messrs. Buckanavage and Magee, as well as Joseph A. Jolson, the Chairman of our board of directors and the Chairman and Chief Executive Officer of JMP Group LLC; Carter D. Mack, the President of JMP Group LLC; and Bryan B. Hamm, the President of JMP Credit Advisors. The members of our investment committee have extensive investment experience and collectively currently manage or oversee approximately $2.4 billion of assets, including alternative assets such as long-short equity hedge funds, middle-market lending, private equity, collateralized loan obligation funds, and Harvest Capital Credit Corporation. All key investment decisions made by our investment adviser on our behalf require approval from three of the five members of the investment committee and must include the approval of both Messrs. Jolson and Buckanavage.

Our Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments. We plan to accomplish our investment objective by targeting investments in small and mid-sized U.S. private companies with annual revenues of less than $100 million and EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million. We believe that transactions involving companies of this size offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We have adopted the following business strategy to achieve our investment objective:

Capitalize on our investment adviser’s extensive relationships with small to mid-sized companies, private equity sponsors and other intermediaries. Our investment adviser maintains extensive relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S., which we expect will produce attractive investment opportunities for us. Our investment adviser has been the sole or lead originator in a majority of our completed investment transactions. Our investment adviser will also benefit from the resources and relationships of JMP Group, which maintains offices in San Francisco, CA; New York, NY; Chicago, IL; Atlanta, GA; Boston, MA; Philadelphia, PA; and Minneapolis, MN.

Leverage the skills of our experienced investment adviser. The principals of our investment adviser have an average of approximately 19 years of experience advising, investing in and lending to small and mid-sized companies and have been active participants in the primary leveraged credit markets. Throughout their careers, they have navigated various economic cycles as well as several market disruptions. We believe this experience and understanding allows them to select and structure better investments for us and to efficiently monitor and provide managerial assistance to our portfolio companies.

Apply disciplined underwriting policies. Lending to small to mid-sized private companies requires in-depth due diligence and credit underwriting expertise, which the principals of our investment adviser have gained throughout their extensive careers. Our investment adviser has implemented disciplined and consistent underwriting policies in every transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry considerations. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

Maintain rigorous portfolio management. The principals of our investment adviser have significant investing and board-level experience with small to mid-sized companies, and as a result, we expect that our investment adviser will be a value-added partner to, and remain in close contact with, our directly originated portfolio companies. After originating an investment in a company, our investment adviser will monitor each investment closely, typically receiving monthly, quarterly and annual financial statements, meeting face-to-face with our portfolio companies at least twice annually, as well as frequent informal communication with portfolio companies. In addition, our portfolio company investments generally contain financial covenants, and we obtain compliance certificates relating to those covenants quarterly from our portfolio companies. We believe that our investment adviser’s initial and ongoing portfolio review process will allow it to effectively monitor the performance and prospects of our portfolio companies.

“Enterprise value” lending. We and our investment adviser take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The value of the enterprise is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company plus the value of the portfolio company's liabilities. We generally secure a subordinated lien or a senior secured lien position against the enterprise value of a portfolio company and generally our exposure is less than 65% of the enterprise value and we obtain pricing enhancements in the form of warrants and other fees that we expect will build long-term asset appreciation in our portfolio. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe the experience that our investment adviser possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality loan portfolio with enhanced returns for our stockholders.

Opportunity for enhanced returns. To enhance our loan portfolio returns, in addition to receiving interest, we often obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies allows us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors. We may also make a direct equity investment in a portfolio company in conjunction with a debt investment, which may provide us with additional equity upside in our investment. Furthermore, we seek to enhance our loan portfolio returns by obtaining ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Corporate Information

Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, New York 10017, and our telephone number is (212) 906-3592. We maintain a website at http://www.harvestcapitalcredit.com. Information contained on our website is not incorporated by reference into this prospectus supplement, and you should not consider information contained on our website to be part of this prospectus supplement.

Recent Developments

On October 26, 2016, the Fox Rent-A-Car credit agreement was amended and restated to convert the loan from a junior secured term loan to a senior secured term loan secured by all assets of the borrower other than the vehicle fleet.  In September 2016, the borrower refinanced its first lien corporate credit facility with new financing from various fleet lenders. The Company earned a $0.8 million amendment fee which is due at the earlier of (i) maturity or (ii) loan repayment. The maturity date was changed from October 31, 2019 to September 29, 2017 and amortization of $0.2 million a month on the total loan amount will commence on March 31, 2017. The interest rate reverted back to the original level of LIBOR plus 12.00%. Also as part of the new agreement, the Company is entitled to receive additional fees and equity warrants in the borrower if our investment is not paid off at certain future dates. The investment was taken off of non-accrual status during the three months ended September 30, 2016 following the receipt of all past due interest.

On October 26, 2016 the Company made an additional $25,000 investment in the equity of Brite Media LLC.

On November 3, 2016, the Company declared monthly distributions of $0.1125 per share payable on each of November 24, 2016, December 22, 2016 and January 19, 2017.

On December 13, 2016, the Company made a $1.9 million senior secured debt investment and a $0.2 million equity investment in Flight Lease III, LLC. The debt investment carries a fixed rate of 13.0% and matures on December 13, 2018.

On December 19, 2016, the Company sold its $1.0 million senior secured debt investment in Atrium Innovations, Inc. for $1.0 million. The Company generated a gross internal rate of return (“IRR”) of 4.3% on this exit. IRR is the rate of return that makes the net present value of all cash flows into or from the investment equal to zero, and is calculated based on the amount of each cash flow received or invested by the Company and the day it was received or invested. The investment in Atrium Innovations was a lower yielding, liquid investment completed with the intention of satisfying certain diversification requirements, rather than generating the higher IRR we typically seek with our debt investments.

On December 20, 2016, the Company sold its $0.5 million junior secured debt investment in Applied Systems, Inc. for $0.5 million. The Company generated a gross IRR of 8.1% on this exit. The investment in Applied Systems was a lower yielding, liquid investment completed with the intention of satisfying certain diversification requirements, rather than generating the higher IRR we typically seek with our debt investments.

On December 27, 2016, the Company received a full repayment at par on its $4.3 million senior secured debt investment in PD Products, LLC. The Company generated a gross IRR of 14.8% on this exit.

On January 4, 2017, our board of directors approved an increase in the cap on amounts payable by the Company under the administration agreement. See “The Offering--Administration Agreement” in this prospectus supplement and the “Administration Agreement” in the accompanying prospectus. For the 2016 fiscal year, the Company and JMP Credit Advisors agreed to a cap that set the maximum amount that would be payable by the Company for services under the administration agreement in 2016 at the lesser of 0.60% of the average of the Company's total investments (at fair value) over the year ended December 31, 2016 or $917,000. Our board of directors approved an increase in this cap to the extent necessary to reimburse JMP Credit Advisors for the cost of administrative services provided to the Company by Chief Executive Officer Richard P. Buckanavage and Vice President Ryan T. Magee in the fourth quarter of 2016, in an amount up to $75,000. Our board of directors also agreed to reimburse HCAP Advisors, our investment adviser, for any amounts paid or payable by HCAP Advisors in fiscal year 2016 to third-party valuation firms with respect to valuation services provided to the Company. HCAP Advisors had shared half of the expenses charged to the Company for certain third-party valuation services in 2015 and 2016.

THE OFFERING

Common stock offered by us	Up to 1,000,000 shares of our common stock.

Common stock outstanding prior to this offering	6,289,872 shares

Manner of offering	“At the market” offering that may be made from time to time through JMP Securities, as sales agent, using commercially reasonable efforts. See “Plan of Distribution” in this prospectus supplement.

NASDAQ Global Market symbol	“HCAP”

Use of Proceeds

If we sell all 1,000,000 shares of our common stock available for sale under the Equity Distribution Agreement with the Sales Agent at a price of $14.16 per share (the last reported sale price of our common stock on January 25, 2017), we anticipate that our net proceeds, after deducting the sales agent commissions and estimated expenses payable by us will be approximately $13.7 million.

We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our Credit Facility. However, through re-borrowings under our Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. We may also use such reborrowings for other general corporate purposes.

On January 25, 2017, we had approximately $21.1 million outstanding under our Credit Facility. Our Credit Facility matures on October 29, 2018 and has a revolving period that expires on April 30, 2017, unless extended in each case. Advances under the Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

See “Use of Proceeds” in this prospectus supplement for more information.

Risk Factors	See “Risk Factors” beginning on page 13 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in shares of our common stock.

Investment Advisory Agreement

HCAP Advisors serves as our investment adviser pursuant to an investment advisory and management agreement. We pay HCAP Advisors a fee for the services it provides under that agreement. The fee consists of two components: a base management fee and an incentive fee.

The base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The base management fee is payable quarterly in arrears.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it is easier for our investment adviser to surpass the hurdle rate and receive an incentive fee based on net investment income. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, even in the event that our pre-incentive fee net investment income exceeds the hurdle rate, no incentive fee will be payable to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments. See “Investment Advisory and Management Agreement” in the accompanying prospectus.

Administration Agreement

JMP Credit Advisors serves as our administrator pursuant to an administration agreement. We reimburse our administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. See “Administration Agreement” in the accompanying prospectus.

Dividends and distributions

We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. The monthly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our income for that year, and accordingly, a portion of such distributions may constitute a return of capital, including for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Price Range of Common Stock and Distributions” in this prospectus supplement.

Taxation

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” in this prospectus supplement and “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders. It is an “opt out” dividend reinvestment plan. As a result, if we declare cash distributions, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless they specifically “opt out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal income tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan” in the accompanying prospectus.

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. Although we cannot predict whether our common stock will trade above, at, or below net asset value, it has traded below net asset value in recent quarters.

Leverage

We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See “Risk Factors” beginning on page 13 of the accompanying prospectus.

License Agreement

We have entered into a royalty-free license agreement with Harvest Capital Strategies, LLC, pursuant to which it has agreed to grant us a non-exclusive license to use the name “Harvest.” See “License Agreement” in the accompanying prospectus.

Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.” in the accompanying prospectus. In addition, our board of directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. This structure is intended to provide us with a greater likelihood of continuity of management. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures we have adopted. See “Description of Our Capital Stock” in the accompanying prospectus.

Available Information

We are required to file annual, quarterly, and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the “Exchange Act.” This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, by telephone at (212) 906-3592, or on our website at http://www.harvestcapitalcredit.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or the “Company,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	2.00%	(1)
Offering expenses (as a percentage of offering price)	1.41%	(2)
Dividend reinvestment plan fees	--%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.41%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Base management fees	3.23%	(5)
Incentive fees payable under the investment advisory and management agreement (20% of net investment income and realized capital gains)	2.72%	(6)
Interest payments on borrowed funds	4.20%	(7)
Other expenses	3.21%	(8)
Total annual expenses	13.36%	(9)

(1)

Represents the maximum agent commission with respect to the shares of our common stock sold by us in this offering. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)	The percentage reflects estimated offering expenses payable by us of approximately $0.2 million for the estimated duration of this offering.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	The “net assets attributable to common stock” used to calculate the percentages in this table is our net assets of $86,353,362 at September 30, 2016.

(5)

Our base management fee under the investment advisory and management agreement is based on our gross assets, which includes assets acquired using leverage and excludes cash and cash equivalents. In particular, the base management fee will be calculated at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. For purposes of this table, we estimated the amount of our base management fee by multiplying our assumed gross assets (other than cash and cash equivalents) of $139.6 million by 2.0%. The percentage in the table is higher than 2.0% because it reflects the base management fee amount as a percentage of our net assets attributable to common stock (instead of our gross assets).

(6)

The incentive fee payable in this example above is based on annualizing actual amounts earned on our “pre-incentive fee net investment income” for the nine months ended September 30, 2016, without respect to any reductions in the incentive fee expense as a result of the total return requirement discussed below, and assumes the capital gains incentive fees payable at the end of the 2016 calendar year based on the amount that would be paid by us if we ceased operations on September 30, 2016 and liquidated our investments at the September 30, 2016 valuation.

The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, even in the event that our pre-incentive fee net investment income exceeds the hurdle rate, no incentive fee will be payable to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments.

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date).

We record an expense accrual relating to the second part of the incentive fee payable by us to our investment adviser when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to the investment adviser if we were to liquidate our investment portfolio at such time. The actual incentive fee payable to our investment adviser related to capital gains are determined and payable in arrears at the end of each fiscal year and include only realized capital gains for the period.

(7)

“Interest payments on borrowed funds” represent our estimated annual interest payments based on the actual interest rate terms under our Credit Facility assuming $27.1 million in borrowings and an annual interest rate of 3.75% and unused line fee of 0.75%. “Interest payments on borrowed funds” also represents our estimated annual interest payments based on the actual interest rate terms of our 7.00% Notes of $27.5 million due January 2020. The actual amount of leverage that we employ at any particular time will depend on, among other things, our board of directors' assessment of market and other factors at the time of any proposed borrowing.

(8)

“Other expenses” are based on estimated amounts for the current fiscal year. These expenses include certain expenses allocated to the Company under the investment advisory agreement, including travel expenses incurred by our investment adviser's personnel in connection with investigating and monitoring our investments, such as investment due diligence. These expenses also include estimated gross administrative expenses under the Company's administration agreement, without giving effect to any cap on such amounts that may have been agreed to with the Company's administrator and may reduce such amounts.

(9)

“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets attributable to common stock (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stock is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of up to 2.0% (the commission to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$150	$451	$752	$1,505

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income incentive fee under our investment advisory agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of a capital gains incentive fee under our investment advisory agreement. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger a greater incentive fee, our expenses, and returns to our investors, would be higher. In addition, while the example assumes the distribution of all net investment income and capital gains and the reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus may include statements as to:

●	our future operating results, including the performance of our existing investments;

●	the introduction, withdrawal, success and timing of business initiatives and strategies;

●	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

●	the relative and absolute investment performance and operations of our investment adviser;

●	the impact of increased competition;

●	the impact of investments we intend to make and future acquisitions and divestitures;

●	our ability to turn potential investment opportunities into transactions and thereafter into completed and successful investments;

●	the ability of our portfolio companies to achieve their objectives;

●	our business prospects and the prospects of our portfolio companies;

●	our regulatory structure and tax status;

●	the adequacy of our cash resources and working capital;

●	the timing of cash flows, if any, from the operations of our portfolio companies;

●	the impact of interest rate volatility on our results, particularly because we use leverage as part of our investment strategy;

●	the impact of legislative and regulatory actions and reforms and regulatory, supervisory, or enforcement actions of government agencies relating to us or our investment adviser;

●	our contractual arrangements and relationships with third parties;

●	our ability to access capital and any future financings by us; and

●	the ability of our investment adviser to attract and retain highly talented professionals.

Our use of words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “seek,” “plan,” “should,” “could,” “would,” “may,” “might,” “will,” and “potential” and similar words indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in the accompanying prospectus. and elsewhere in this prospectus supplement and the accompanying prospectus.

We have based the forward-looking statements included in this prospectus supplement and the accompanying prospectus on information available to us on the date of this prospectus supplement and the accompanying prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus supplement and the accompanying prospectus.

USE OF PROCEEDS

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act, including sales made directly on the NASDAQ Global Market or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of all 1,000,000 shares of common stock available for sale under the Equity Distribution Agreement with the Sales Agent at a price of $14.16 per share (the last reported sale price of our common stock on January 25, 2017), we estimate that the net proceeds of this offering will be approximately $13.7 million after deducting the estimated sales commission payable to the Sales Agent and our estimated offering expenses.

We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our Credit Facility. However, through re-borrowings under our Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. We may also use such reborrowings for other general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest bearing deposits or other short-term instruments. See “Risk Factors— Risks Relating to Our Securities and an Offering of Our Securities— We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe” in the accompanying prospectus.

Proceeds not immediately used for the repayment of debt under our Credit Facility or for new investments will be invested primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These temporary investments are expected to provide a lower net return than we hope to achieve from our target investments.

We expect that it will take up to three months for us to substantially invest the net proceeds from this offering in accordance with the above purposes, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

On January 25, 2017, we had approximately $21.1 million outstanding under our Credit Facility. Our Credit Facility, which currently allows from maximum borrowings of up to $55.0 million, matures on October 29, 2018 and has a revolving period that expires on April 30, 2017, unless extended in each case. Advances under the Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

CAPITALIZATION

The Equity Distribution Agreement provides that we may offer and sell up to 1,000,000 shares of our common stock from time to time through JMP Securities, as our sales agent for the offer and sale of such common stock. The table below assumes that we will sell all 1,000,000 shares at a price of $14.16 per share (the last reported sale price of our common stock on January 25, 2017), but there is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $14.16, depending on the market price of our common stock and our net asset value per share at the time of any such sale. The following table sets forth our capitalization as of September 30, 2016:

●	on an actual basis; and

●

on an as-adjusted basis giving effect to the assumed sale of the 1,000,000 available shares of our common stock at a price of $14.16 per share (the last reported sale price of our common stock on January 25, 2017), less commissions and expenses.

This table should be read in conjunction with “Use of Proceeds” included in this prospectus supplement and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of September 30, 2016
	Actual	As Adjusted

ASSETS:
Cash	$3,214,424	$3,214,424
Total investments, at fair value	137,470,834	137,470,834
Other assets	2,150,227	2,150,227
Total assets	$142,835,485	$142,835,485
LIABILITIES:
Revolving line of credit(1)	$27,074,724	$13,397,924
Unsecured notes	27,500,000	27,500,000
Other liabilities	1,907,399	1,907,399
Total liabilities	56,482,123	42,805,323

NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized, 6,303,911 issued and 6,278,235 outstanding at 9/30/16 and 7,303,911 issued and 7,278,235 outstanding, pro forma as adjusted	6,304	7,304
Capital in excess of common stock	90,381,340	104,057,140
Treasury shares at cost, 25,676 shares at 9/30/16.	(320,934)	(320,934)
Accumulated realized losses on investments	(1,528,811)	(1,528,811)
Net unrealized depreciation on investments	(5,396,986)	(5,396,986)
Undistributed net investment income	3,212,449	3,212,449
Total net assets	86,353,362	100,030,162
Total liabilities and net assets	$142,835,485	$142,835,485

Common stock issued and outstanding	6,278,235	7,278,235

Net asset value per common share	$13.75	$13.74

______________

(1)

Since September 30, 2016, we paid down borrowings under our Credit Facility. As of January 25, 2017, we had $21.1 million in outstanding indebtedness under our Credit Facility. This table has not been adjusted to reflect the changes in our outstanding borrowings under the Credit Facility subsequent to September 30, 2016. The net proceeds from the sale of the common stock in this offering are expected to be used to pay down outstanding indebtedness under the Credit Facility. See “Use of Proceeds” in this prospectus supplement for additional information.

SELECTED FINANCIAL AND OTHER DATA

Harvest Capital Credit LLC is considered to be our predecessor for accounting purposes, and as such, its financial statements are our historical financial statements. Accordingly, the selected financial and other data below for the periods prior to our initial public offering in May 2013 are in reference to the historical financial statements of Harvest Capital Credit LLC.

The following selected financial data as of and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011, and as of and for the years ended December 31, 2012, December 31, 2013, December 31, 2014, and December 31, 2015, is derived from our financial statements, which have been audited. The selected financial data as of September 30, 2016, and September 30, 2015, and for the nine months ending September 30, 2016, and September 30, 2015, have been derived from unaudited financial data, but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the nine months ended September 30, 2016, are not necessarily indicative of the results that may be expected for the year ending December 31, 2016. The financial information and other data below should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and accompanying prospectus.

	As of and for the Nine Months Ended September 30,		As of and for the Year Ended December 31,				As of December 31, 2011 and for September 6, 2011 (commencement of operations) through
	2016 (unaudited)	2015 (unaudited)	2015	2014	2013	2012	December 31, 2011

Statement of Operations Data:
Interest income	$15,572,563	$13,713,255	$20,074,063	$14,004,609	$8,699,968	$4,025,042	$229,767
Other income	123,611	39,210	252,833	707,438	60,000	114,959	-
Net investment income (loss)	7,619,546	6,255,652	9,651,015	8,308,980	5,831,370	1,705,855	(177,758)
Net change in unrealized appreciation (depreciation) on investments	(3,927,150)	(1,939,400)	(2,182,647)	464,416	(1,709,209)	1,981,004	(23,399)
Net increase (decrease) in net assets resulting from operations	3,229,716	4,316,252	6,411,013	9,395,482	4,122,161	3,686,859	(201,157)
Other Data:
Dollar-weighted average annualized yield	14.4%	14.0%	13.9%	15.1%	16.7%	17.6%	15.0%
Number of portfolio companies at period end	33	33	33	29	21	13	3

Per Share:
Net increase in net assets resulting from operations per share (basic and diluted) (1)	$0.51	$0.69	$1.03	$1.52	$0.93	$4.26	$(1.04)
Net investment income (loss) per unit (basic and diluted) (1)	$1.21	$1.00	$1.54	$1.34	$1.32	$1.97	$(0.92)
Dividends declared per common unit (basic)	$1.02	$1.02	$1.35	$1.35	$2.58	$1.24	$0.38
Statement of Assets and Liabilities Data:
Gross investments	$137,470,834	$144,183,124	$142,760,426	115,834,428	$70,552,476	$41,511,317	$7,692,100
Cash and restricted cash	3,214,424	2,388,731	3,069,409	2,171,771	18,984,162	7,639,801	2,756,475
Total assets	142,835,485	149,715,525	149,137,859	119,870,004	91,345,251	49,745,038	10,837,612
Borrowings	54,574,724	56,556,647	57,198,293	26,075,140	-	28,226,666	4,686,666
Total liabilities	56,482,123	60,389,448	59,723,603	28,997,689	2,490,765	29,777,936	5,079,149
Mezzanine equity	-	-	-	-	-	160,775	50,400
Total net assets	86,353,362	89,326,077	89,414,256	90,872,315	88,854,486	19,806,327	5,708,063

(1)	The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ under the symbol “HCAP.” In connection with our initial public offering, our shares of common stock began trading on May 3, 2013, and before that date, there was no established trading market for our common stock. The following table sets forth the range of high and low closing prices of our common stock as reported on the NASDAQ for each fiscal quarter since our initial public offering.

	NAV	Closing Sales Price(2)		Premium or Discount of High Sales	Premium or Discount Price of Low Sales
Fiscal Year Ended	Per Share(1)	High	Low	Price to NAV(3)	to NAV(3)

December 31, 2017
First Quarter (through January 25, 2017)	*	$14.43	$13.73	*	*

December 31, 2016
Fourth Quarter	*	$13.75	$12.05	*	*
Third Quarter	$13.75	$13.09	$12.13	(4.8)%	(11.8)%
Second Quarter	$13.71	$13.45	$12.22	(1.9)%	(10.9)%
First Quarter	$13.90	$12.17	$10.02	(12.4)%	(27.9)%

December 31, 2015
Fourth Quarter	$14.26	$12.42	$10.97	(12.9)%	(23.1)%
Third Quarter	$14.27	$14.37	$11.85	0.7%	(17)%
Second Quarter	$14.47	$14.39	$11.93	(0.6)%	(17.6)%
First Quarter	$14.30	$13.00	$11.50	(9.1)%	(19.6)%

December 31, 2014
Fourth Quarter	$14.60	$13.12	$11.21	(10.1)%	(23.2)%
Third Quarter	$14.51	$14.95	$13.15	3%	(9.4)%
Second Quarter	$14.52	$15.03	$13.80	3.5%	(5)%
First Quarter	$14.48	$15.65	$14.84	8.1%	2.5%

December 31, 2013
Fourth Quarter	$14.45	$15.50	$14.36	7.3%	(0.6)%
Third Quarter	$14.69	$15.55	$14.51	5.9%	(1.2)%
Second Quarter (from May 2, 2013)(4)	$14.85	$15.64	$14.83	5.3%	(0.1)%

(1)

Net asset value, or “NAV,” is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for dividends.

(3)	Calculated as the respective high or low sales price divided by the quarter end NAV and subtracting 1.

(4)	Our stock began trading on May 3, 2013.

*	Not determinable at the time of filing.

The last reported sale price for our common stock on the NASDAQ on January 25, 2017, was $14.16 per share. As of January 25, 2017, we had 26 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether the common stock will trade at, above, or below net asset value per share.

In that regard, for portions of 2016 and 2015, including during the three months and nine months ended September 30, 2016, our common stock traded at a discount to our then-current net asset value.

Our dividends, if any, are determined by our board of directors. We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. If we maintain our qualification as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To receive RIC tax treatment, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make deemed distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted an “opt out” dividend reinvestment plan, or “DRIP,” for our common stockholders. As a result, if we make cash distributions, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We make and expect to continue to make distributions on a monthly basis to our stockholders. We may not be able to achieve operating results that will allow us to continue to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in our Credit Facility and any future credit facilities may limit our ability to make distributions in certain circumstances. If we do not distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term losses, we will be subject to corporate-level U.S. federal income tax, which may reduce the amounts available for distribution. We cannot assure you that you will receive distributions at a particular level or at all.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that our board of directors has declared on our common stock since on our common stock since our initial public offering in May 2013:

Declaration Date	Record Date	Payment Date	Amount (1)

November 3, 2016	January 12, 2017	January 19, 2017	$0.1125
November 3, 2016	December 15, 2016	December 22, 2016	0.1125
November 3, 2016	November 21, 2016	November 28, 2016	0.1125
Aug 4, 2016	August 19, 2016	August 25, 2016	0.1125
Aug 4, 2016	September 15, 2016	September 22, 2016	0.1125
Aug 4, 2016	October 13, 2016	October 20, 2016	0.1125
May 4, 2016	July 14, 2016	July 21, 2016	0.1125
May 4, 2016	June 16, 2016	June 23, 2016	0.1125
May 4, 2016	May 20, 2016	May 27, 2016	0.1125
February 3, 2016	April 21, 2016	April 28, 2016	0.1125
February 3, 2016	March 17, 2016	March 24, 2016	0.1125
February 3, 2016	February 18, 2016	February 25, 2016	0.1125
November 3, 2015	January 14, 2016	January 21, 2016	0.1125
November 3, 2015	December 17, 2015	December 24, 2015	0.1125
November 3, 2015	November 20, 2015	November 27, 2015	0.1125
August 5, 2015	October 15, 2015	October 22, 2015	0.1125
August 5, 2015	September 17, 2015	September 24, 2015	0.1125
August 5, 2015	August 20, 2015	August 27, 2015	0.1125
May 1, 2015	July 23, 2015	July 30, 2015	0.1125
May 1, 2015	June 18, 2015	June 25, 2015	0.1125
May 1, 2015	May 21, 2015	May 28, 2015	0.1125
February 13, 2015	April 23, 2015	April 30, 2015	0.1125
February 13, 2015	March 20, 2015	March 27, 2015	0.1125
February 13, 2015	February 23, 2015	February 27, 2015	0.1125
November 6, 2014	January 22, 2015	January 29, 2015	0.1125
November 6, 2014	December 17, 2014	December 24, 2014	0.1125
November 6, 2014	November 24, 2014	November 28, 2014	0.1125
August 5, 2014	October 16, 2014	October 23, 2014	0.1125
August 5, 2014	September 18, 2014	September 25, 2014	0.1125
August 5, 2014	August 25, 2014	August 29, 2014	0.1125
March 26, 2014	July 17, 2014	July 24, 2014	0.1125
March 26, 2014	June 19, 2014	June 26, 2014	0.1125
March 26, 2014	May 22, 2014	May 29, 2014	0.1125
February 5, 2014	April 17, 2014	April 24, 2014	0.1125
February 5, 2014	March 20, 2014	March 27, 2014	0.1125
February 5, 2014	February 20, 2014	February 27, 2014	0.1125
November 5, 2013	January 16, 2014	January 23, 2014	0.1125
November 5, 2013	December 19, 2013	December 26, 2013	0.1125
November 5, 2013	November 21, 2013	November 29, 2013	0.1125
August 2, 2013	October 17, 2013	October 24, 2013	0.1125
August 2, 2013	September 19, 2013	September 26, 2013	0.1125
August 2, 2013	August 23, 2013	August 30, 2013	0.1125
June 6, 2013	July 11, 2013	July 18, 2013	0.1125
June 6, 2013	June 20, 2013	June 27, 2013	0.0900
Total			$4.93

(1)

Tax characteristics of all dividends paid by us (or the applicable withholding agent) are reported to stockholders on Form 1099 after the end of the calendar year. For the year ended December 31, 2013, $445,303 (or 9.5%) of the distributions paid by the Company constituted a return of capital. For the years ended December 31, 2014 and 2015, none of the distributions paid by the Company constituted a return of capital.

Our future monthly dividends, if any, will be determined by our board of directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in this prospectus supplement and the accompanying prospectus.

Overview

We were formed as a Delaware corporation on November 14, 2012. We completed our initial public offering on May 7, 2013, raising $51.0 million in gross proceeds. On May 17, 2013, we raised another $6.5 million in gross proceeds from the closing of the initial public offering underwriters’ overallotment option. Immediately prior to the initial public offering, we acquired Harvest Capital Credit LLC in a merger whereby the outstanding limited liability company membership interests of Harvest Capital Credit LLC were converted into shares of our common stock and we assumed and succeeded to all of Harvest Capital Credit LLC’s assets and liabilities, including its entire portfolio of investments. We issued 2,246,699 shares of our common stock for all of Harvest Capital Credit LLC’s 2,266,974 outstanding membership interests in connection with the merger. Harvest Capital Credit LLC is considered to be our predecessor for accounting purposes and, as such, its financial statements are our historical consolidated financial statements.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and to a lesser extent, minority equity investments. We plan to accomplish our investment objective by targeting investments in small and mid-sized U.S. private companies with annual revenues of less than $100 million and EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million. We believe that transactions involving companies of this size offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, as a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private operating companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We have also elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and we intend to receive RIC tax treatment annually. To receive RIC tax treatment, we must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income we distribute to our stockholders, provided we distribute at least 90% of our ordinary income and short term capital gains.

Portfolio

Portfolio Composition

As of September 30, 2016, we had $137.5 million (at fair value) invested in 33 companies. As of September 30, 2016, our portfolio was comprised of approximately 49.6% senior secured term loans (including last-out senior secured loans), 45.9% junior secured term loans, 2.7% equity investments and 1.8% CLO equity and revenue linked security investments.

As of December 31, 2015, we had $142.8 million (at fair value) invested in 33 companies. As of December 31, 2015, our portfolio was comprised of approximately 56.8% senior secured term loans, 40.8% junior secured term loans, 1.3% equity investments and 1.1% CLO equity investments.

We originate and invest primarily in privately-held middle-market companies (typically those with less than $15.0 million of EBITDA) through first lien and second lien debt, oftentimes with a corresponding equity investment component. The composition of our investments as of September 30, 2016 and December 31, 2015 was as follows:

	As of September 30, 2016		As of December 31, 2015
	Cost	Fair Value	Cost	Fair Value

Senior Secured (1)	$69,911,009	$68,236,659	$81,879,369	$81,131,788
Junior Secured	65,605,241	63,053,358	59,156,136	58,236,001
Equity and Equity Related	4,916,977	3,723,650	1,626,897	1,824,777
CLO Equity and Revenue Linked Security	2,434,593	2,457,167	1,567,860	1,567,860
Total Investments	$142,867,820	$137,470,834	$144,230,262	$142,760,426
(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

At September 30, 2016, our average portfolio company debt investment at amortized cost and fair value was approximately $4.5 million and $4.4 million, respectively, and our largest portfolio company debt investment by amortized cost and fair value was approximately $12.7 million and $12.9 million, respectively. At December 31, 2015, our average portfolio company debt investment at amortized cost and fair value was approximately $4.4 million and $4.3 million, respectively, and our largest portfolio company debt investment by amortized cost and fair value was approximately $12.9 million and $13.1 million, respectively.

At September 30, 2016, 66.2% of our debt investments bore interest based on floating rates (some of which were subject to interest rate floors), such as LIBOR, and 33.8% of the debt investments bore interest at fixed rates. At December 31, 2015, 70.9% of our debt investments bore interest based on floating rates (some of which were subject to interest rate floors), such as LIBOR, and 29.1% bore interest at fixed rates.

The weighted average effective yield on all of our debt investments and other income producing investments, excluding Shinnecock CLO 2006-1 Ltd. and equity components of the investment portfolio, as of September 30, 2016 and December 31, 2015, was approximately 14.4% and 13.9%, respectively. The weighted average effective yield is computed using the effective interest rates for such investments, including cash and payment in kind, or “PIK,” interest as well as the accretion of deferred fees. The individual investment yields are then weighted by the respective fair values of the investments (as of the date presented) in calculating the weighted average effective yield of the portfolio.

For investments that have a PIK interest component, PIK interest is accrued each period but generally not collected until the debt investment is sold or paid off. A roll forward of PIK interest accruals and collections for the three months and nine months ended September 30, 2016 and September 30, 2015 is summarized in the table below.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

PIK, beginning of period	$1,870,746	$2,075,394	$1,756,332	$1,524,126
Accrual	431,047	267,681	982,236	888,799
Payments	—	(352,531)	(436,775)	(422,381)
PIK, end of period	$2,301,793	$1,990,544	$2,301,793	$1,990,544

Investment Activity

During the three months ended September 30, 2016, we closed $2.1 million of debt investment commitments in one new portfolio company and $3.5 million in two existing portfolio companies. During the three months ended September 30, 2015, we closed $19.5 million of debt investment commitments in four new portfolio companies and two of our existing portfolio companies.

During the three months ended September 30, 2016, we exited a $4.0 million debt investment commitment in one portfolio company and a $0.1 million equity investment in one portfolio company. We also received $7.4 million in principal repayments due to scheduled amortization and prepayments. During the three months ended September 30, 2015, we exited $4.5 million of debt investment commitments in two portfolio companies. We also received $1.9 million in principal repayments due to scheduled amortization and prepayments.

During the nine months ended September 30, 2016, we closed $25.9 million of debt investment commitments in three new portfolio companies and two existing portfolio companies. We also closed two equity investments for $3.9 million in two portfolio companies. During the nine months ended September 30, 2015, we closed $40.1 million of debt investment commitments in seven new portfolio companies and four of our existing portfolio companies. We also closed one equity investment for $0.1 million in one portfolio company.

During the nine months ended September 30, 2016, we exited debt investment commitments in three portfolio companies totaling $14.4 million, two equity investments totaling $0.4 million, and received $14.5 million in principal repayments due to scheduled amortization or prepayments. During the nine months ended September 30, 2015, we exited $5.5 million of debt investment commitments. Additionally, we received $5.9 million in principal repayments due to scheduled amortization and prepayments.

Our level of investment activity can vary substantially from period to period depending on many factors, including the level of merger and acquisition activity in our target market, the general economic environment and the competitive environment for the types of investments we make.

Asset Quality

In addition to various risk management and monitoring tools, we use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.

•

Investment Rating 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.

•

Investment Rating 3 is used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.

•

Investment Rating 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 are those for which there is an increased possibility of some loss of return but no loss of principal is expected.

•

Investment Rating 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 are those for which some loss of return and principal is expected.

The following table shows the investment rankings of our debt investments at fair value (in millions):

	As of September 30, 2016			As of December 31, 2015
Investment Rating	Fair Value	% of Total Portfolio	Number of Debt Investments	Fair Value	% of Total Portfolio	Number of Debt Investments

1	$38.6	29.4%	11	$31.5	22.6%	5
2	68.0	51.7%	13	87.7	62.9%	19
3	14.3	10.9%	3	12.1	8.7%	3
4	10.3	7.9%	2	7.2	5.2%	2
5	0.1	0.1%	1	0.9	0.6%	1
	$131.3	100.0%	30	$139.4	100.0%	30

Loans and Debt Securities on Non-Accrual Status

We do not accrue interest income on loans and debt securities if we doubt our ability to collect such interest. Generally, we will place the loan on non-accrual for such investments in which interest has not been paid for greater than 90 days. However, collections actually received on non-accrual loans may be recognized as interest income on a cash basis or applied to principal depending on management's judgment regarding collectability. As of September 30, 2016, we had two loans on non-accrual status which comprised 6.1% of our debt investments at cost. One of the non-accrual loans (our junior secured debt investment in Peekay Acquisition, LLC) represented 1.5% of our debt investments at cost. The other non-accrual loan (our subordinated debt investment in CRS Reprocessing LLC), represented 4.6% of our debt investments at cost. In the case of CRS, we recognized the cash interest collected during the three months ended September 30, 2016, as interest income. As of December 31, 2015, we had one loan on non-accrual status, which comprised approximately 1.1% of our debt investments at cost. The failure by a borrower or borrowers to pay interest and repay principal could have a material adverse effect on our financial condition and results of operation.

Results of Operations

An important measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net change in unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses, including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net change in unrealized appreciation (depreciation) on investments is the net unrealized change in the fair value of our investment portfolio.

Comparison of the Three Months and Nine Months Ended September 30, 2016 and September 30, 2015

Revenues

We generate revenue primarily in the form of interest income on debt investments and, to a lesser extent, capital gains on equity investments we make in portfolio companies. Our debt investments typically have terms of five to seven years and bear interest at a fixed or floating rate. Interest on our debt investments is payable at least quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay PIK interest. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment, commitment, loan origination, structuring or due diligence fees and consulting fees, which may be non-recurring in nature.

Investment income for the three months ended September 30, 2016 totaled $5.5 million, compared to investment income of $5.0 million for the three months ended September 30, 2015. Investment income for the three months ended September 30, 2016 was comprised of $4.7 million in cash interest, $0.4 million in PIK interest, $0.3 million in fees earned on the investment portfolio, and $0.1 million in other income. Investment income for the three months ended September 30, 2015 was comprised of $4.1 million in cash interest, $0.3 million in PIK interest and $0.6 million in fees earned on the investment portfolio. The increase in investment income for the three months ended September 30, 2016 is primarily attributable to the Fox Rent-a-Car investment returning to accrual status during the period. We recognized $0.4 million in interest income in the three months ended September 30, 2016 related to this investment that would have been recognized in the three months ended June 30, 2016, had the investment not been on non-accrual during that time.

Investment income for the nine months ended September 30, 2016 totaled $15.7 million, compared to investment income of $13.8 million for the nine months ended September 30, 2015. Investment income for the nine months ended September 30, 2016 was comprised of $13.4 million in cash interest, $1.0 million in PIK interest, $1.2 million in fees earned on the investment portfolio, and $0.1 million in other income. Investment income for the nine months ended September 30, 2015 was comprised of $11.4 million in cash interest, $0.9 million in PIK interest and $1.4 million in fees earned on the investment portfolio. The increase in investment income in the nine months ended September 30, 2016 is primarily attributable to a larger investment portfolio during the period .

Expenses

Our primary operating expenses include the payment of fees to HCAP Advisors LLC under the investment advisory and management agreement, our allocable portion of overhead expenses under the administration agreement with JMP Credit Advisors, and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which include:

•	Interest expense and unused line fees;

•	professional fees and expenses associated with independent audits and outside legal costs;

•	the cost of calculating our net asset value, including the cost of third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing and telephone;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•	other expenses incurred in connection with administering our business.

Operating expenses totaled $2.6 million for the three months ended September 30, 2016, compared to $2.8 million for the three months ended September 30, 2015. Operating expenses in both periods consisted of interest expense, base and incentive management fees, administrator expenses, interest and related fees, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses. The decrease in operating expenses was primarily a result of lower incentive fees (discussed in greater detail below) in the three months ended September 30, 2016.

Operating expenses totaled $8.1 million for the nine months ended September 30, 2016, compared to $7.5 million for the nine months ended September 30, 2015. The increase in operating expenses was due to higher interest expense and management fees (discussed in greater detail below) for the nine months ended September 30, 2016, compared to the nine months ended September 30, 2015.

Interest expense totaled $1.0 million and $2.8 million for the three months and nine months ended September 30, 2016, respectively, compared to $0.9 million and $2.4 million for the three months and nine months ended September 30, 2015. The increase in interest expense was due to a higher average outstanding indebtedness during the three months and nine months ended September 30, 2016, compared to September 30, 2015 .

The base management fee for the three months ended September 30, 2016 was $724,396, compared to $707,238 for the three months ended September 30, 2015. The increase in the base management fee is attributable to increased gross investments during the three months ended September 30, 2016, as compared to the three months ended September 30, 2015.

The base management fee for the nine months ended September 30, 2016 was $2.2 million, compared to $2.0 million for the nine months ended September 30, 2015. The increase in the base management fee is attributable to increased gross investments during the nine months ended September 30, 2016, as compared to the nine months ended September 30, 2015.

Incentive management fees for the three months ended September 30, 2016 were $230,760, compared to $516,999 for the three months ended September 30, 2015. Incentive management fees for the nine months ended September 30, 2016 were $1.2 million, compared to $1.4 million for the nine months ended September 30, 2015. The decrease in incentive management fees for the three months and nine months ended September 30, 2016, compared to the three months and nine months ended September 30, 2015 is a result of the total return provision in the investment advisory and management agreement. The incentive fees paid or owed to HCAP Advisors are subject to a three year total return requirement, such that no incentive fee, in respect of pre-incentive fee net investment income, will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the calendar quarter for which such fees are being calculated and the 11 preceding quarters exceeds the cumulative incentive fees paid or accrued over the 11 preceding quarters. Due to this total return requirement, incentive fees of $0.3 million and $0.5 million were not paid or accrued for the three months and nine months ended September 30, 2016, respectively.

Net Investment Income

For the three months and nine months ended September 30, 2016, net investment income was $3.0 million and $7.6 million, compared to $2.2 million and $6.3 million for the three months and nine months ended September 30, 2015. For the three months and nine months ended September 30, 2016, net investment income per share was $0.47 and $1.21 compared to $0.35 and $1.00 for the three months and nine months ended September 30, 2015.

Net Realized Gains and Losses

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income.

We recognized $0.7 million in net realized gains on our investments for the three months ended September 30, 2016, compared to $0.3 million in net realized losses on our investments in the three months ended September 30, 2015.  We recognized  $0.5 million in net realized losses on our investments for the nine months ended September 30, 2016, compared to $1.0 million in net realized losses on our investments in the nine months ended September 30, 2015.

A summary of realized gains and losses for the three and nine months ended September 30, 2016 and 2015 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Bridgewater Engine Ownership III, LLC (Residual Value)	18,301	—	18,301	—
CRS Reprocessing, LLC (Junior Secured Term Loan)	—	—	—	(674,880)
Dell International LLC (Senior Secured Term Loan)	—	—	—	2,493
FCA US LLC (Senior Secured Term Loan)	—	—	—	(1,036)
Infinite Aegis Group, LLC (Common Equity Warrants)	—	—	(77,522)	—
LNB Construction, Inc. (Options to Purchase Common Equity)	—	(104,525)	—	(104,525)
Optimal Blue, LLC (Class A Common Equity Units)	683,578	—	683,578	—
Rostra Tool Company (Common Equity Warrants)	—	—	55,226	14,362
Shinnecock CLO 2006-1, Ltd. (CLO Subordinated Notes)	—	(192,797)	—	(192,797)
Solex Fine Foods, LLC Common Equity Units	—	—	(700,465)	—
Solex Fine Foods, LLC (Senior Secured Term Loan)	—	—	(441,798)	—
Net realized gains (losses)	701,879	(297,322)	(462,680)	(956,383)

Net Change in Unrealized (Depreciation) Appreciation of Investments

Net change in unrealized appreciation (depreciation) primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation (depreciation) on investments totaled $(1.3) million and $(3.9) million for the three months and nine months ended September 30, 2016, compared to $(1.1) million and $(1.0) million for the three months and nine months ended September 30, 2015.

The net change in unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our board of directors. The following table summarizes the change in net unrealized appreciation (depreciation) for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Gross unrealized appreciation	1,626,083	463,445	2,957,945	3,043,543
Gross unrealized depreciation	(2,190,567)	(1,611,944)	(7,384,739)	(4,122,119)
Reversal of prior period appreciation upon a realization	(746,017)	(9,584)	(746,017)	(9,590)
Reversal of prior period depreciation upon a realization	—	104,525	1,245,661	105,149
Net unrealized depreciation	(1,310,501)	(1,053,558)	(3,927,150)	(983,017)

Net Increase in Net Assets Resulting from Operations

The net increase in net assets resulting from operations was $2.4 million for the three months ended September 30, 2016, compared to $0.8 million for the three months ended September 30, 2015. The $1.6 million increase for the three months ended September 30, 2016, compared to the three months ended September 30, 2015, was primarily attributable to a $0.8 million increase in net investment income and a $0.7 million positive change in the net unrealized and realized (losses) gains on investments for the three months ended September 30, 2016, as compared to the three months ended September 30, 2015.

The net increase in net assets resulting from operations was $3.2 million for the nine months ended September 30, 2016, compared to $4.3 million for the nine months ended September 30, 2015. The $1.1 million decrease for the nine months ended September 30, 2016, compared to the nine months ended September 30, 2015, was primarily attributable to a $2.5 million increase in the total net change in unrealized and realized losses on investments, partially offset by a $1.4 million increase in net investment income for the nine months ended September 30, 2016, as compared to the nine months ended September 30, 2015.

Financial Condition, Liquidity and Capital Resources

Cash Flows from Operating and Financing Activities

Our operating activities provided cash of $9.2 million for the nine months ended September 30, 2016, and used cash of $23.3 million for the nine months ended September 30, 2015, primarily due to an increase in principal payments received and a decrease in investments made in the nine months ended September 30, 2016, as compared to the corresponding period in 2015. Our financing activities used cash of $9.0 million for the nine months ended September 30, 2016 and provided cash of $23.6 million for the nine months ended September 30, 2015, primarily due to a decrease in proceeds received from debt issuances and borrowings in the nine months ended September 30, 2016, as compared to the corresponding period in 2015.

Our liquidity and capital resources are derived from our Credit Facility and proceeds received from cash flows from operations, including investment sales and repayments. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as the payment of dividends to the holders of our common stock. We used, and expect to continue to use, these capital resources as well as proceeds from public and private offerings of securities to finance our investment activities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, if our common stock trades at a price below our then-current net asset value per share, we may be limited in our ability to raise equity capital given that we cannot sell our common stock at a price below net asset value per share unless our stockholders approve such a sale and our board of directors makes certain determinations in connection therewith. For portions of 2016 and 2015, including during the three months and nine months ended September 30, 2016, our common stock traded at a discount to our then-current net asset value. If our common stock continues to trade at a discount to net asset value, we may be limited in our ability to raise equity capital unless we obtain the approval described above, which we have not obtained.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired, and if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a BDC, we are generally required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of September 30, 2016 and December 31, 2015, we were in compliance with this requirement. The amount of leverage that we employ as a BDC will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing.

As of September 30, 2016 and December 31, 2015, we had cash and restricted cash of $3.2 million and $3.1 million, respectively.

Credit Facility

On October 29, 2013, the Company entered into a Loan and Security Agreement with CapitalSource Bank (now Pacific Western Bank), as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility is secured by all of the Company’s assets and has an accordion feature that allows the size of the facility to increase up to $85.0 million. The final maturity date under the Credit Facility is October 29, 2018.

The Credit Facility was amended on September 22, 2015 to extend the revolving period and lower the interest rate. The original Credit Facility had a revolving period that expired on October 29, 2015. Advances under the original Credit Facility bore interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. The amended Credit Facility has a revolving period that expires on April 30, 2017. Advances under the amended Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Credit Facility also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. In addition, the Credit Facility contains a covenant that limits the amount of our unsecured longer-term indebtedness (as defined in the Credit Facility), which includes our Notes, to 50% of the maximum borrowing amount under the Credit Facility. The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Credit Facility provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

On August 4, 2016, the Company entered into an amendment to its Credit Facility. The agreement was amended to, among other things, (i) provide for the formation and operation of HCAP Equity Holdings, LLC as a wholly owned subsidiary of the Company to hold equity investments and to become an additional borrower under the credit facility; and (ii) establish certain liquidity thresholds that must be satisfied in connection with any repurchase by the Company of its securities, including at the time of any such repurchase and over any given quarter. In connection with the amendment, the Company also entered into a pledge agreement in favor of the agent under the Credit Facility, pursuant to which, among other things, the Company agreed to pledge and grant a first priority security interest to the agent in the Company's right, title, and interest in its membership interests in HCAP Equity Holdings, LLC.

As of September 30, 2016 and December 31, 2015, the outstanding balance on the $55.0 million Credit Facility was $27.1 million and $29.7 million, respectively.

Notes Offering

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its 7.00% Notes due 2020 (the "Notes"). On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of Notes to cover the over-allotment option exercised by the underwriters. The total net proceeds to the Company from the Notes, after deducting underwriting discounts of $825,000 and offering expenses of $224,384, were $26.5 million.

The Notes will mature on January 16, 2020 and bear interest at a rate of 7.00%. The Notes are unsecured obligations of the Company and rank pari passu with the Company’s future unsecured indebtedness; effectively subordinated to all of the existing and future secured indebtedness of the Company; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 16, 2017. Interest on the Notes is payable quarterly on January 16, April 16, July 16, and October 16 of each year. The Notes are listed on the NASDAQ under the trading symbol “HCAPL.” The Company may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of September 30, 2016, the outstanding balance of the Notes was $27.5 million.

The indenture governing the Notes (the "Notes Indenture”) contains certain covenants, including covenants (i) requiring the Company’s compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act; (ii) requiring the Company’s compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to limitations and exceptions that are described in the Notes Indenture.

Stock Repurchase Program

On March 8, 2016, our board of directors authorized a $3.0 million open market stock repurchase program. Pursuant to our program, we are authorized to repurchase up to $3.0 million in the aggregate of our outstanding stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by our management in its discretion, and no assurances can be given that any common stock, or any particular amount, will be purchased. Unless amended by our board of directors, the repurchase program will expire on the earlier of December 31, 2016 and the repurchase of $3.0 million of our outstanding shares of common stock. The program may be suspended, extended, modified, or discontinued at any time. During the three months and nine months ended September 30, 2016, the Company repurchased 20,176 and 25,676 shares of its common stock, respectively.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of September 30, 2016, our only off-balance sheet arrangements consisted of $4.6 million of unfunded revolving line of credit and delayed draw term loan commitments to six of our portfolio companies.  As of December 31, 2015, our only off-balance sheet arrangements consisted of $1.5 million of unfunded revolving line of credit commitments to five of our portfolio companies.

Regulated Investment Company Status and Dividends

We have elected to be treated as a RIC under Subchapter M of the Code. If we receive RIC tax treatment, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To receive RIC tax treatment, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, the covenants contained in the Credit Facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a BDC under the 1940 Act and due to provisions in the Credit Facility. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Recent Developments

On November 3, 2016, the Company declared monthly distributions of $0.1125 per share payable on each of November 24, 2016, December 22, 2016 and January 19, 2017.

On October 26, 2016 the Company made an additional $25,000 investment in the equity of Brite Media LLC.

On October 26, 2016, the Fox Rent-A-Car credit agreement was amended and restated to convert the loan from a junior secured term loan to a senior secured term loan secured by all assets of the borrower other than the vehicle fleet.  In September 2016, the borrower refinanced its first lien corporate credit facility with new financing from various fleet lenders. The Company earned a $0.8 million amendment fee which is due at the earlier of (i) maturity or (ii) loan repayment. The maturity date was changed from October 31, 2019 to September 29, 2017 and amortization of $0.2 million a month on the total loan amount will commence on March 31, 2017. The interest rate reverted back to the original level of LIBOR plus 12.00%. Also as part of the new agreement, the Company is entitled to receive additional fees and equity warrants in the borrower if our investment is not paid off at certain future dates. The investment was taken off of non-accrual status during the three months ended September 30, 2016 following the receipt of all past due interest.

PLAN OF DISTRIBUTION

General

We have entered into an Equity Distribution Agreement, dated January 27, 2017, with JMP Securities relating to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. Upon written instructions from us, JMP Securities will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, our common stock under the terms and subject to the conditions set forth in the Equity Distribution Agreement. We will instruct JMP Securities as to the amount of common stock to be sold by it. We may instruct JMP Securities not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less JMP Securities’ commission, will not be less than the net asset value per share of our common stock at the time of such sale. We or JMP Securities may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NASDAQ or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices.

JMP Securities will provide written confirmation of a sale to us no later than the opening of the trading day on the NASDAQ following each trading day in which shares of our common stock are sold under the Equity Distribution Agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to JMP Securities in connection with the sales.

JMP Securities will receive a commission from us to be negotiated from time to time but in no event in excess of 2.0% of the gross sales price of any shares of our common stock sold through JMP Securities under the Equity Distribution Agreement. We estimate that the total expenses for the offering, excluding compensation payable to JMP Securities under the terms of the Equity Distribution Agreement, will be approximately $0.2 million (including up to $75,000 in reimbursement of the Sales Agent’s legal fees and expenses of counsel).

Settlement for sales of shares of common stock will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by us and JMP Securities in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of our common stock sold through JMP Securities under the Equity Distribution Agreement and the net proceeds to us.

In connection with the sale of the common stock on our behalf, JMP Securities may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of JMP Securities may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to JMP Securities against certain civil liabilities, including liabilities under the Securities Act.

The offering of our shares of common stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Equity Distribution Agreement or (ii) the termination of the Equity Distribution Agreement. The Equity Distribution Agreement may be terminated by us in our sole discretion under the circumstances specified in the Equity Distribution Agreement by giving notice to JMP Securities. In addition, JMP Securities may terminate the Equity Distribution Agreement under the circumstances specified in the Equity Distribution Agreement by giving notice to us.

Conflicts of Interest

Certain affiliates of JMP Securities have ownership and financial interests in the Company, as described in this prospectus supplement and in the accompanying prospectus.   HCAP Advisors, the Company’s investment adviser, is a majority-owned subsidiary of JMP Group LLC, the parent company of JMP Securities.   JMP Credit Advisors, the Company's administrator, is a wholly-owned subsidiary of JMP Group Inc.  See “Investment Advisory and Management Agreement” and “Administration Agreement” in the accompanying prospectus. As of January 25, 2017, JMP Group and its affiliates, including JMP Securities LLC, beneficially own 12.12% of the outstanding shares of the Company, and Joseph A. Jolson, the Chairman of the Company’s board of directors and the Chairman and Chief Executive Officer of JMP Group, beneficially owns 8.18% of the outstanding shares of the Company.  See “Control Persons and Principal Stockholders” in the accompanying prospectus.  In addition, certain of the Company's officers and directors, and members of the Company's investment committee, are also officers or employees of affiliates of JMP Securities.  See “Management” in the accompanying prospectus.  JMP Securities and its affiliates have also provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. JMP Securities and its affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of their various business activities, JMP Securities and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the Company. For a discussion of other relationships and agreements between affiliates of JMP Securities LLC and the Company, see “Certain Relationships and Related Transactions” in the accompanying prospectus.

The principal business address of JMP Securities is 600 Montgomery Street, San Francisco, CA 94111.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters by Holland & Knight LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2015 and December 31, 2014, and for the years then ended, and for the year ended December 31, 2013, included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements, and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 767 Third Avenue, 25th Floor, New York, New York 10017, by telephone at (212) 906-3500, or on our website at http://www.harvestcapitalcredit.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement or the accompanying prospectus.

INDEX TO UNAUDITED FINANCIAL STATEMENTS

Consolidated Statements of Assets and Liabilities as of September 30, 2016 and December 31, 2015	S-33
Consolidated Statements of Operations for the three months and nine months ended September 30, 2016 and September 30, 2015	S-34
Consolidated Statements of Changes in Net Assets for the nine months ended September 30, 2016 and September 30, 2015	S-35
Consolidated Statements of Cash Flows for the nine months ended September 30, 2016 and September 30, 2015	S-36
Consolidated Schedules of Investments as of September 30, 2016 and December 31, 2015	S-37
Consolidated Notes to Unaudited Financial Statements	S-49
Consolidated Schedule of Investments in and Advances to Affiliates for the nine months ended September 30, 2016	S-66
Schedule of Investments in and Advances to Affiliates for the year ended December 31, 2015	S-67

Harvest Capital Credit Corporation

Consolidated Statements of Assets and Liabilities (Unaudited)

	September 30, 2016	December 31, 2015
ASSETS:
Non-affiliated/non-control investments, at fair value (cost of $126,138,394 at 9/30/16 and $135,198,490 at 12/31/15)	$124,257,295	$135,516,729
Affiliated investments, at fair value (cost of $15,811,327 at 9/30/16 and $9,031,772 at 12/31/15)	12,295,440	7,243,697
Control investments, at fair value (cost of $918,099 at 9/30/16 and $0 at 12/31/15)	918,099	—
Total investments, at fair value (cost of $142,867,820 at 9/30/16 and $144,230,262 at 12/31/15)	137,470,834	142,760,426

Cash	169,254	595,047
Restricted cash	3,045,170	2,474,362
Interest receivable	416,570	1,112,885
Accounts receivable – other	19,829	304,969
Deferred offering costs	936,195	1,023,246
Deferred financing costs	616,297	748,637
Other assets	161,336	118,287
Total assets	$142,835,485	$149,137,859

LIABILITIES:
Revolving line of credit	$27,074,724	$29,698,293
Unsecured notes	27,500,000	27,500,000
Accrued interest payable	441,667	412,099
Accounts payable - base management fees	724,396	739,517
Accounts payable - incentive management fees	230,760	848,841
Accounts payable - administrative services expenses	198,154	220,872
Accounts payable and accrued expenses	289,057	282,949
Other liabilities	23,365	21,032
Total liabilities	56,482,123	59,723,603

Commitments and contingencies (Note 8)

NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized, 6,303,911 issued and 6,278,235 outstanding at 9/30/16 and 6,269,669 issued and outstanding at 12/31/15	6,304	6,270
Capital in excess of common stock	90,381,340	89,989,686
Treasury shares at cost, 25,676 and 0 shares at 9/30/16 and 12/31/15, respectively	(320,934)	—
Accumulated realized losses on investments	(1,528,811)	(1,066,131)
Net unrealized depreciation on investments	(5,396,986)	(1,469,836)
Undistributed net investment income	3,212,449	1,954,267
Total net assets	86,353,362	89,414,256
Total liabilities and net assets	$142,835,485	$149,137,859

Common stock issued and outstanding	6,278,235	6,269,669

Net asset value per common share	$13.75	$14.26

See accompanying notes to unaudited consolidated financial statements.

Harvest Capital Credit Corporation

Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Investment Income:
Interest:
Cash - non-affiliated/non-control investments	$4,339,105	$3,993,285	$12,447,029	$11,161,708
Cash - affiliated investments	337,459	92,000	912,196	273,000
Cash - control investments	33,461	—	64,616	—
PIK - non-affiliated/non-control investments	422,920	267,681	964,136	888,799
PIK - control investments	8,127	—	18,100	—
Amortization of fees, discounts and premiums, net	302,970	602,689	1,166,486	1,389,748
Total interest income	5,444,042	4,955,655	15,572,563	13,713,255
Other income	50,025	15,509	123,611	39,210
Total investment income	5,494,067	4,971,164	15,696,174	13,752,465

Expenses:
Interest expense – revolving line of credit	325,629	268,958	922,961	569,531
Interest expense - unused line of credit	26,948	58,111	98,483	220,422
Interest expense - deferred financing costs	71,785	66,057	204,777	198,171
Interest expense - unsecured notes	481,251	481,251	1,443,753	1,304,725
Interest expense - deferred offering costs	49,696	45,908	146,181	120,428
Total interest expense	955,309	920,285	2,816,155	2,413,277

Professional fees	166,812	217,074	544,602	604,605
General and administrative	231,539	232,100	677,085	648,504
Base management fees	724,396	707,238	2,206,227	1,971,475
Incentive management fees	230,760	516,999	1,192,147	1,385,710
Administrative services expense	198,154	185,175	629,372	509,106
Total expenses	2,506,970	2,778,871	8,065,588	7,532,677
Net Investment Income, before taxes	2,987,097	2,192,293	7,630,586	6,219,788
Excise tax (expense) credit	(8,425)	—	(11,040)	35,864
Net Investment Income, after taxes	2,978,672	2,192,293	7,619,546	6,255,652

Net realized gains (losses):
Non-affiliated / Non-control investments	701,879	(297,322)	679,583	(956,383)
Affiliated investments	—	—	(1,142,263)	—
Net realized gains (losses)	701,879	(297,322)	(462,680)	(956,383)
Net change in unrealized depreciation	(1,310,501)	(1,053,558)	(3,927,150)	(983,017)
Total net unrealized and realized (losses) gains	(608,622)	(1,350,880)	(4,389,830)	(1,939,400)

Net increase in net assets resulting from operations	$2,370,050	$841,413	$3,229,716	$4,316,252

Net investment income per share	$0.47	$0.35	$1.21	$1.00
Net increase in net assets resulting from operations per share	$0.38	$0.14	$0.51	$0.69
Weighted average shares outstanding (basic and diluted)	6,286,216	6,255,746	6,282,371	6,244,540
Dividends paid per common share	$0.34	$0.34	$1.02	$1.02

 See accompanying notes to unaudited consolidated financial statements.

 Harvest Capital Credit Corporation

Consolidated Statements of Changes in Net Assets (Unaudited)

	Nine Months Ended September 30,
	2016	2015

Increase in net assets from operations:
Net investment income	$7,619,546	$6,255,652
Net realized losses on investments	(462,680)	(956,383)
Net change in unrealized depreciation on investments	(3,927,150)	(983,017)
Net increase in net assets resulting from operations	3,229,716	4,316,252

Distributions to shareholders (1):
Distributions from net investment income	(6,361,364)	(6,321,984)
Decrease in net assets resulting from shareholder distributions	(6,361,364)	(6,321,984)

Capital share transactions:
Reinvestment of dividends (2)	391,688	459,494
Share repurchases	(320,934)	—
Net increase in net assets from capital share transactions	70,754	459,494

Total decrease in net assets	(3,060,894)	(1,546,238)
Net assets at beginning of period	89,414,256	90,872,315
Net assets at end of period	$86,353,362	$89,326,077

Capital share activity (common shares):
Shares issued from reinvestment of dividends	34,242	37,414
Shares repurchased	(25,676)	—
Net increase in capital share activity	8,566	37,414

(1)

Net investment income exceeded distributions for the nine months ended September 30, 2016 in the amount of $1,158,241. Distributions for the nine months ended September 30, 2015 were in excess of net investment income in the amount of $66,332. See Dividends and Distributions Policy in Note 2.

(2)	Net of par value of shares issued of $34 and $37 and funds received for fractional shares of $60 and $46 for the nine months ended September 30, 2016 and 2015, respectively.

 See accompanying notes to unaudited consolidated financial statements.

Harvest Capital Credit Corporation

Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30,
	2016	2015

Cash flows from operating activities:
Net increase in net assets resulting from operations	$3,229,716	$4,316,252
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Paid in kind income	(982,236)	(888,799)
Paid in kind income collected	436,775	422,381
Net realized losses on investments	462,680	956,383
Net change in unrealized depreciation of investments	3,927,150	983,017
Amortization of fees, discounts and premiums, net	(1,166,486)	(1,389,748)
Amortization of deferred financing costs	204,777	198,171
Amortization of deferred offering costs	146,181	120,428
Purchase of investments (net of loan origination and other fees)	(26,390,349)	(39,557,513)
Proceeds from principal payments	28,997,091	11,841,872
Changes to operating assets and liabilities
Decrease (increase) in interest receivable	696,315	(264,887)
Decrease (increase) in accounts receivable - other and other assets (1)	247,062	(277,713)
Increase in accrued interest payable	29,568	404,028
Decrease in accounts payable and other liabilities	(647,479)	(210,068)

Net cash provided by (used in) operating activities	9,190,765	(23,346,196)

Cash flows from financing activities:
Borrowings on revolving credit facility	19,031,375	38,450,000
Repayment of borrowings on revolving credit facility	(21,654,944)	(35,468,493)
Proceeds from the issuance of unsecured notes	—	27,500,000
Offering expenses	(131,566)	(1,055,861)
Proceeds from the issuance of common stock and common units	60	46
Repurchased shares (held in Treasury Stock)	(320,934)	—
Distributions to equity holders (net of stock issued under dividend reinvestment plan of $391,628 and $376,780, respectively)	(5,969,741)	(5,862,536)

Net cash (used in) provided by financing activities	(9,045,750)	23,563,156

Net increase in cash during the period	145,015	216,960

Cash at beginning of period	3,069,409	2,171,771

Cash at end of period	$3,214,424	$2,388,731

Non-cash operating activities:
Amendment fees (1)	(70,029)	130,644

Non-cash financing activities:
Value of shares issued in connection with dividend reinvestment plan	$391,628	$459,448

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$2,435,626	$1,690,650

(1) Includes $75,000 of non-cash amendment fees that were accrued in 2014 and 2015, but written off related to the impairment of Peekay Acquisition, LLC.

See accompanying notes to unaudited consolidated financial statements.

Harvest Capital Credit Corporation

Consolidated Schedule of Investments (unaudited)

(as of September 30, 2016)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Non-Control / Non-Affiliate Investments

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	0.8%	*	Senior Secured Term Loan, due 07/05/2019		10/03/14	671,297	634,564	671,297
			(14.00%; the greater of 14.00% and LIBOR +8.50%)

Regional Engine Leasing, LLC	4.8%	*	Senior Secured Term Loan, due 03/31/2020		03/31/15	4,009,499	3,902,520	4,009,499
			(11.00%; the greater of 11.00% or LIBOR +4.50%)

			Residual Value	(4)	03/31/15	—	102,421	149,952

IAG Engine Center, LLC	2.5%	*	Senior Secured Term Loan, due 08/29/2018		08/29/16	2,120,000	1,268,717	1,268,717
			(14.00% Cash)

			Revenue Linked Security	(9) (16)		—	930,140	930,140

Automotive
Fox Rent A Car, Inc.	11.6%	*	Junior Secured Term Loan, due 10/31/2019	(13)	10/31/14	10,000,000	9,922,377	10,000,000
			(12.52%; LIBOR +12.00%)

Banking, Finance, Insurance and Real Estate
Shinnecock CLO 2006-1, Ltd.	1.8%	*	4,200,000 Subordinated Notes, due 07/15/2018	(12)	03/06/14	—	1,504,453	1,527,027

WBL SPE I, LLC	1.5%	*	Senior Secured Term Loan, due 02/28/2017		09/30/13	1,289,277	1,288,148	1,289,277
			(13.00% Cash)

			Delayed Draw Term Loan, due 2/28/2017	(6)		—	—	—
			(13.00% Cash)

WBL SPE II, LLC	8.8%	*	Senior Secured Term Loan, due 09/30/2017		09/30/14	7,594,545	7,511,428	7,594,545
			(14.50% Cash)

World Business Lenders, LLC	0.3%	*	49,209 Class B Common Equity Units	(10)	12/23/13	—	200,000	255,457
			(0.31% on a fully diluted basis)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.4%	*	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,876,624	3,773,000
			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	4.3%	*	Junior Secured Term Loan, due 07/13/2020		01/13/14	3,750,000	3,732,381	3,740,625
			(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Yucatan Foods, L.P.	12.9%	*	Junior Secured Term Loan A, due 03/29/2021		03/29/16	8,477,746	8,327,203	8,402,500
			(14.50%; 8.00% cash/6.50% PIK)	(11)

			Junior Secured Term Loan B, due 03/29/2021		03/29/16	2,736,107	2,689,260	2,760,000
			(10.00% PIK; convertible into 5.80% of fully diluted common equity)	(15)

Capital Equipment
Douglas Machines Corp.	5.1%	*	Junior Secured Term Loan, due 12/31/2018		05/07/14	4,215,133	4,140,865	4,215,133
			(12.50% Cash)

			Warrants to purchase 204 Shares of Common Stock		04/06/12	—	12,500	179,872
			(2.00% on a fully diluted basis)

Lanco Acquisition, LLC	3.6%	*	Senior Secured Term Loan A, due 06/12/2018		06/13/14	260,322	256,435	260,322
			(11.52%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,432,594	2,382,872	2,432,594
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, 06/12/2017	(6)	06/13/14	250,000	250,000	250,000
			(8.52%; LIBOR +8.00% with 0.50% LIBOR floor)

			Warrants to purchase 1,364 Common Equity Units		06/13/14	—	42,000	207,270
			(12.00% on a fully diluted basis)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	5.9%	*	Junior Secured Term Loan, due 03/30/2017	(5)	05/27/15	7,136,824	6,598,278	5,072,700
			(10.00%; 5.00% Cash / 5.00% PIK)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Consumer Goods - Non-Durable
Atrium Innovations, Inc.	1.1%	*	Senior Secured Term Loan, due 02/16/2021		01/29/14	975,000	975,406	967,688
			(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)

Bradford Soap International, Inc.	5.2%	*	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,431,660	4,500,000
			(9.77%; LIBOR + 9.25%)

PD Products, LLC	5.0%	*	Senior Secured Term Loan, due 10/04/2018		10/04/13	4,347,771	4,274,517	4,347,771
			(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)	(11)

High Tech Industries
Applied Systems, Inc.	0.6%	*	Junior Secured Term Loan, due 01/24/2022		01/15/14	484,788	482,059	488,525
			(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)

GK Holdings, Inc. (Global Knowledge)	3.4%	*	Junior Secured Term Loan, due 1/20/2022		01/30/15	3,000,000	2,950,455	2,922,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Mercury Network, LLC	2.3%	*	Senior Secured Term Loan, due 08/24/2021		05/12/15	1,889,221	1,859,670	1,841,500
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)	(11)

			86,957 Class A Common Equity Units		05/12/15	—	86,957	132,500
			(0.59% on a fully diluted basis)

Media: Broadcasting & Subscription
Chemical Information Services, LLC	4.4%	*	Senior Secured Term Loan, due 08/28/2019		08/28/15	3,824,329	3,789,472	3,823,087
			(12.65%; LIBOR +12.00%)	(11)

			Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
			(12.65%; LIBOR +12.00%)	(11)

Multicultural Radio Broadcasting, Inc.	5.6%	*	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,843,000
			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Media: Advertising, Printing & Publishing
Brite Media LLC	6.9%	*	Senior Secured Term Loan, due 04/24/2019		04/24/14	5,277,121	5,230,871	5,217,500
			(13.59%; LIBOR +11.75% with 0.75% LIBOR floor plus 1.00% PIK)	(11)

			Revolving Line of Credit, due 04/24/2018		04/24/14	666,667	666,667	661,500
			(12.59%; LIBOR +11.75% with 0.75% LIBOR floor)	(11)

			100 Class A Common Equity Units		04/24/14	—	100,000	63,000
			(1.08% on a fully diluted basis)

Metals & Mining
Northeast Metal Works LLC	14.9%	*	Senior Secured Term Loan, due 12/29/2017		09/29/14	11,386,575	11,531,451	11,728,810
			(17.52%; LIBOR +14.00% with 0.20% LIBOR floor plus 3.00% PIK)	(11) (14)

			Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,180,190	1,180,190	1,180,190
			(17.52%; LIBOR +14.00% with 0.20% LIBOR floor plus 3.00% PIK)	(11) (14)

Retailer
CP Holding Co., Inc. (Choice Pet)	6.1%	*	Senior Secured Term Loan, due 02/28/2018		05/30/13	5,551,345	5,501,704	5,269,422
			(16.25%; 12.00% Cash/4.25% PIK)	(11)

Services: Business
Novitex Acquisition, LLC	8.1%	*	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,912,539	7,000,000
			(12.25%; LIBOR + 11.00% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	7.0%	*	Junior Secured Term Loan, due 07/5/2017		04/05/12	5,973,101	5,939,156	5,957,000
			(15.0%; 12.50% Cash/2.50% PIK)

			100,000 shares of Series A Preferred Stock		04/05/12	—	100,000	102,000
			(0.58% on a fully diluted basis)

Sitel Worldwide Corporation	2.0%	*	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,718,526	1,701,875
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

SourceHOV LLC	2.9%	*	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,883,858	2,520,000
			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Subtotal Non-controlled, Non-affiliated Investments						125,699,502	126,138,394	124,257,295

Affiliated Investments

Healthcare & Pharmaceuticals
Infinite Care, LLC	8.6%	*	Senior Secured Term Loan, due 02/28/2019	(6)	02/29/16	6,000,000	5,911,880	5,915,371
			(12.52%; LIBOR+12.00% with 0.42% LIBOR floor)
			3,000,000 Class A Common Equity Units		02/29/16	—	3,000,000	1,485,000
			(27.00% on a fully diluted basis)

WorkWell, LLC	5.6%	*	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,631,250	4,549,025	4,594,000
			(12.34%; LIBOR + 11.50% with 0.50% LIBOR floor)

			Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
			(12.34%; LIBOR + 11.50% with 0.50% LIBOR floor)	(11)

			250,000 Preferred Equity Units		10/22/15	—	250,000	226,000
			(6.16% on a fully diluted basis)

			250,000 Common Equity Units		10/22/15	—	—	4,500
			(0.12% on a fully diluted basis)

Retailer
Peekay Acquisition, LLC	0.1%	*	Senior Secured Term Loan (Last Out), due 02/15/16		12/31/12	2,208,352	1,995,422	70,569
			(17.00% PIK)	(7)

			35,775 shares of Common Stock (Peekay Boutiques, Inc.)	(8)	12/31/12	—	105,000	—
			(5.95% on a fully diluted basis)

Subtotal Affiliated Investments						12,839,602	15,811,327	12,295,440

Control Investments

Portfolio Company			Investment (1) (2)	Origination Date	Outstanding Principal	Cost (3)	Fair Value

Aerospace & Defense
Flight Lease VII, LLC	1.1%	*	1,800 Common Equity Units	03/18/16	—	918,099	918,099
			(46.15% on a fully diluted basis)

Subtotal Control Investments					—	918,099	918,099

Total Investments as of 09/30/2016	159.2%	*			138,539,104	142,867,820	137,470,834

* Value as a percentage of net assets.

(1)

Debt investments, the revenue linked security and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Equity investments (other than Flight Lease VII, LLC), residual values and warrants are non-income producing. All investments other than Atrium Innovations, Inc., Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended. The Company's non-qualifying assets, on a fair value basis, comprise 8.1% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $2.3 million, $7.0 million, and $4.7 million, respectively.  The tax cost of investments is $142.2 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.
(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that was intended to strengthen the credit profile of the borrower. The restructured investment carried a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remained unchanged at September 30, 2016. CRS was taken off non-accrual and began accruing interest during the three months ended June 30, 2015. On April 29, 2016, the loan agreement was amended to extend the maturity date from September 30, 2016 to March 30, 2017.  In conjunction with the extension, the interest rate increased from 5.0% cash to 10.0% (5.0% cash / 5.0% PIK). The loan was placed on non-accrual status during the three months ended September 30, 2016. No income was accrued during the three months ended September 30, 2016. However, cash interest of $90,055, which represents the total amount of interest due to the Company as of September 30, 2016, was collected and recognized as income during this period.

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 8 for further discussion on portion of commitment unfunded at September 30, 2016.
(7)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Effective February 1, 2016 the debt investment was placed on non-accrual status. The loan is in default and lenders are working with the company on restructuring its debt.

(8)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's last out senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(9)

The revenue linked security entitles the Company to participate in the proceeds of inventory sales pursuant to a consignment agreement between IAG Engine Center, LLC ("IAG") and an affiliated entity of IAG, AMS Flight Funding, LLC.

(10)

The Company owns 49,209 of Class B Preferred membership units representing 0.31% of the fully diluted common equity in World Business Lenders, LLC. However, due to the liquidation preference of the Class B units we would receive 0.52% of the proceeds in a liquidation of the company at the September 30, 2016 fair value.

(11)	The coupon on the loan is subject to a pricing grid based on the ratio of Debt to EBITDA of the portfolio company.
(12)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document. The CLO has begun its redemption process and as of October 15, 2016 had paid down all of its secured liabilities. The fair value of the investment as of September 30, 2016 is based on our expected liquidation proceeds and not on an effective yield basis.

(13)

The loan was placed on non-accrual status during the three months ended June 30, 2016, after the Company received notice from the senior secured lender to Fox Rent a Car, Inc. ("Fox") that, due to Fox's violation of certain covenants under its senior secured credit facility, it was blocking the junior secured term loan lenders from receiving interest payments until the covenant breaches were cured, waived by the senior secured lenders or the blockage period expires. During the three months ended September 30, 2016, Fox refinanced its senior credit facility and our loan was brought current and returned to accrual status. The Company recognized $0.8 million in interest income from this investment in the three months ended September 30, 2016. Of that amount, $0.4 million is related to the three months ended June 30, 2016, when the investment was on non-accrual. On October 26, 2016, the Fox Rent-A-Car credit agreement was amended and restated to convert the loan from a junior secured term loan to a senior secured term loan secured by all assets of the Company other than the vehicle fleet.  In September 2016, the borrower refinanced its first lien corporate credit facility with new financing from various fleet lenders. The Company earned a $0.8 million amendment fee which is due at the earlier of i) maturity or ii) loan repayment. The maturity date was changed from October 31, 2019 to September 29, 2017 and amortization of $0.2 million a month on the total loan amount will commence on March 31, 2017. The interest rate reverted back to the original level of LIBOR plus 12.00%. Also as part of the new agreement, the Company is entitled to receive additional fees and equity warrants in the borrower if our investment is not paid off at certain future dates. The investment was taken off of non-accrual status during the three months ended September 30, 2016 following the receipt of all past due interest.

(14)

This loan was in violation of financial covenants pursuant to its loan agreement. As a result, the Company implemented a 3% PIK default rate on August 9, 2016. The default rate was in effect as of September 30, 2016.

(15)	The loan is convertible any time, at the Company's discretion, into 5.8% of the fully diluted common equity of the borrower.
(16)	The investment is held by HCAP Equity Holdings, LLC, the Company's taxable blocker subsidiary.

See accompanying notes to unaudited consolidated financial statements.

Harvest Capital Credit Corporation

Schedule of Investments

(as of December 31, 2015)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	1.4%	*	Senior Secured Term Loan, due 07/05/2019		10/03/14	1,223,326	1,206,393	1,206,897
			(15.00%; the greater of 14.00% or LIBOR +8.50%, plus additional 1.00% PIK)

			Residual Value	(4)	10/03/14	—	8,699	11,662

Regional Engine Leasing, LLC	4.8%	*	Senior Secured Term Loan, due 3/31/2020		03/31/15	4,214,736	4,087,270	4,181,392
			(11.00%; the greater of 11.00% or LIBOR +4.50%)

			Residual Value	(4)	03/31/15	—	102,421	139,498

Automotive
Fox Rent A Car, Inc.	10.9%	*	Junior Secured Term Loan, due 10/31/2019		10/31/14	10,000,000	9,918,138	9,788,251
			(12.24%; LIBOR +12.00%)

Banking, Finance, Insurance & Real Estate
Shinnecock CLO 2006-1, Ltd.	1.8%	*	CLO Subordinated Notes, due 07/15/2018	(16)	03/06/14	—	1,567,860	1,567,860
			(13.20% effective yield)

WBL SPE I, LLC	8.9%	*	Senior Secured Term Loan, due 02/28/2017		09/30/13	8,000,000	7,985,883	8,000,000
			(13.00% Cash)

WBL SPE II, LLC	8.4%	*	Senior Secured Term Loan, due 12/23/2016		09/30/14	7,503,165	7,353,852	7,503,165
			(14.50% Cash)

World Business Lenders, LLC	0.3%	*	Class B Common Equity Units	(14)	12/23/13	—	200,000	270,909
			(0.31% of fully diluted common equity)

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.3%	*	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,863,890	3,818,500
			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	5.6%	*	Junior Secured Term Loan, due 07/13/2020		01/13/14	5,000,000	4,976,182	4,987,500
			(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments
Capital Equipment
Douglas Machines Corp.	5.0%	*	Junior Secured Term Loan, due 12/31/2018	(13)	05/07/14	4,315,133	4,217,912	4,315,133
			(12.50% Cash)

			Common Equity Warrants		04/06/12	—	12,500	127,722
			(2.0% of fully diluted common equity)

Lanco Acquisition, LLC	3.8%	*	Senior Secured Term Loan A, due 06/12/2018		06/13/14	592,000	579,905	592,000
			(11.50%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,386,885	2,322,563	2,363,404
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, 06/12/2017	(6)	06/13/14	350,000	350,000	350,000
			(8.50%; LIBOR +8.00% with 0.50% LIBOR floor)

			Common Equity Warrants		06/13/14	—	42,000	58,857
			(12.00% of fully diluted common equity)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	6.4%	*	Junior Secured Term Loan, due 09/30/2016	(5)	05/27/15	6,985,636	6,058,198	5,760,675
			(5.00% Cash)

Consumer Goods - Non-Durable
Atrium Innovations, Inc.	1.0%	*	Senior Secured Term Loan, due 02/16/2021		01/29/14	982,500	982,971	911,269
			(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)

Bradford Soap International, Inc.	4.9%	*	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,417,447	4,410,000
			(9.49%; LIBOR + 9.25%)

PD Products, LLC	5.1%	*	Senior Secured Term Loan, due 10/04/2018		10/04/13	4,535,032	4,448,660	4,535,032
			(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)	(15)

Healthcare & Pharmaceuticals
Infinite Aegis Group, LLC	10.1%	*	Senior Secured Term Loan (First Out), due 07/31/2017	(7)	03/10/15	3,499,708	3,499,708	3,499,708
			(15.24%; LIBOR + 12.00% with 0.19% LIBOR floor/3.00% PIK)

			Senior Secured Term Loan (Last Out), due 07/31/2017	(7)	08/01/13	4,559,429	4,487,002	4,461,130

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments
			(18.24%; LIBOR + 14.65% with 0.19% LIBOR floor/3.00% PIK/0.35% Fee Letter)	(8)

			Revolving Line of Credit, 07/31/2017	(7)	03/10/15	1,050,000	1,050,000	1,050,000
			(12.24%; LIBOR + 12.00% with 0.19% LIBOR floor)

			Common Equity Warrants		08/01/13	—	77,522	—
			(3.00% of fully diluted common equity)

High Tech Industries
Applied Systems, Inc.	0.5%	*	Junior Secured Term Loan, due 01/24/2022		01/15/14	490,141	487,100	475,130
			(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)

GK Holdings, Inc. (Global Knowledge)	3.3%	*	Junior Secured Term Loan, due 1/31/2022		01/30/15	3,000,000	2,945,515	2,927,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Mercury Network, LLC	2.2%	*	Senior Secured Term Loan, due 04/24/2020		05/12/15	1,900,000	1,865,860	1,863,500
			(10.25%; LIBOR +9.25% with 1.00% LIBOR floor)	(15)

			Class A Common Equity Units		05/12/15	—	86,957	116,579
			(0.59% of fully diluted common equity)

Optimal Blue, LLC	0.6%	*	Class A Common Equity Units		12/18/13	—	100,000	526,197
			(0.38% of fully diluted common equity)

Media: Broadcasting & Subscription
Chemical Information Services, LLC	5.1%	*	Senior Secured Term Loan, due 08/28/2019		08/28/15	4,577,000	4,531,790	4,531,790
			(12.33%; LIBOR +12.00% with no LIBOR floor)	(15)
			Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
			(12.33%; LIBOR +12.00% with no LIBOR floor)	(15)

Multicultural Radio Broadcasting, Inc.	5.4%	*	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,825,383
			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC	6.7%	*	Senior Secured Term Loan, due 04/24/2019		04/24/14	5,400,000	5,344,004	5,400,000
			(9.75%; LIBOR +9.00% with 0.75% LIBOR floor)	(15)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments
			Revolving Line of Credit, due 04/24/2018	(6)	04/24/14	400,000	400,000	400,000
			(9.75%; LIBOR +9.00% with 0.75% LIBOR floor)	(15)

			Class A Common Equity Units		04/24/14	—	100,000	158,341
			(1.08% fully diluted common equity)

Metals & Mining
Northeast Metal Works LLC	14.7%	*	Senior Secured Term Loan, due 12/29/2017		09/29/14	11,711,245	11,719,801	11,968,844
			(14.24%; LIBOR +14.00% with 0.20% LIBOR floor)	(15)

			Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,175,000	1,175,000	1,175,000
			(14.24%; LIBOR +14.00% with 0.20% LIBOR floor)	(15)

Retailer
CP Holding Co., Inc. (Choice Pet)	5.9%	*	Senior Secured Term Loan, due 02/28/2018		05/30/13	5,375,578	5,303,683	5,319,577
			(16.25%; 12.00% Cash/4.25% PIK)	(15)

Services: Business
Language Line, LLC	4.5%	*	Junior Secured Term Loan, due 07/07/2022		07/01/15	4,000,000	3,942,875	3,985,000
			(10.75%; LIBOR +9.75% with 1.00% LIBOR floor)

Novitex Acquisition, LLC	7.5%	*	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,940,339	6,712,947
			(11.75%; LIBOR + 10.50% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	6.7%	*	Junior Secured Term Loan, due 07/5/2017		04/05/12	5,860,865	5,807,253	5,860,865
			(15.0%; 12.50% Cash/2.50% PIK)

			Series A Preferred Equity		04/05/12	—	100,000	165,012
			(0.58% of fully diluted common equity)

Sitel Worldwide Corporation	1.9%	*	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,715,846	1,715,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC	3.9%	*	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,865,441	3,480,000
			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Subtotal Non-Control / Non-Affiliate Investments						$135,287,429	$135,198,490	$135,516,729

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments
Affiliate Investments

Healthcare & Pharmaceuticals

WorkWell, LLC	5.5%	*	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,720,313	4,625,099	4,625,099
			(12.00%; LIBOR + 11.50% with 0.50% LIBOR floor)
			Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
			(12.00%; LIBOR + 11.50% with 0.50% LIBOR floor)
			Common Equity Units		10/22/15	—	250,000	250,000
			(6.28% of fully diluted common equity)
Retailer
Peekay Acquisition, LLC (Christals)	1.6%	*	Senior Secured Term Loan (Last Out), due 02/15/16	(17)	12/31/12	2,000,000	1,983,205	1,442,394
			(18.00%; 15.00% Cash/3.00% Accommodation Fee paid in Cash)	(9)

			Common Equity (Peekay Boutiques, Inc.)	(10)	12/31/12	—	105,000	—
			(5.95% of fully diluted common equity)

Beverage, Food & Tobacco

Solex Fine Foods, LLC (non-accrual)	1.0%	*	Senior Secured Term Loan (Last Out), due 12/28/2016	(11)	12/31/12	1,847,856	1,626,670	926,204
			(18.63%; LIBOR +12.48% Cash/3.09% PIK/2.81% Supplemental PIK)	(12)

			Common Equity Units	(11)	12/31/12		290,284	—
			(6.57% of fully diluted common equity)

			Common Equity Warrants	(11)	12/31/12		151,514	—
			(6.40% of fully diluted common equity)

Subtotal Affiliate Investments						$8,568,169	$9,031,772	$7,243,697

Total Investments as of 12/31/2015	159.7%	*				$143,855,598	$144,230,262	$142,760,426

* Value as a percentage of net assets

(1)

Debt investments and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Common equity options, residual values and warrants are non-income producing. All investments other than Atrium Innovations, Inc., Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended. The Company's non-qualifying assets, on a fair value basis, comprise 12.2% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $1.9 million, $2.5 million, and $0.6 million, respectively.  The tax cost of investments is $143.4 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.
(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that was intended to strengthen the credit profile of the borrower. The restructured investment carries a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remains unchanged at September 30, 2016. CRS was taken off non-accrual during the three months ended June 30, 2015 and interest income on the restructured loan is currently being accrued.

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 9 for further discussion on portion of commitment unfunded at December 31, 2015.
(7)

As of December 31, 2015, Infinite Aegis Group, LLC ("IA") was four months behind in interest payments and owed the Company $593,993 in interest, fees and expenses.  The Company’s investment in Infinite Aegis Group, LLC remained on accrual status, as of December 31, 2015, due to the substantive evidence of a refinancing agreement that was expected to close during the three months ended March 31, 2016. On February 29, 2016, a refinancing occurred, and our $9.1 million debt investment in IA was paid off at par as a result of the purchase of the majority of IA's assets by Infinite Care, LLC ("IC"). We also received $1.4 million in accrued and unpaid interest and fees. In conjunction with the payoff of our investment in IA, we invested $3.0 million into the common equity of IC and provided a $6.0 million senior secured term loan and a $1.0 million senior secured revolver (unfunded at close).

(8)

The "Fee Letter" represents an agreement with the borrower that will pay us an amount at maturity or when the loan is paid off that makes our effective cash coupon over the life of the investment equal to LIBOR +15.00%.

(9)

The Peekay Acquisition, LLC (Christals) "Accommodation Fee" is a fee that one of the other lenders to Peekay Acquisition, LLC agreed to pay to the Company during the term of the Company's senior secured term loan investment in Peekay Acquisition, LLC. The amount of the fee is equal to the aggregate principal amount of the outstanding term loan held by the Company multiplied by a per annum rate of 3%. This fee is calculated and treated as if it is interest on the outstanding principal amount of the loan.

(10)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(11)

Solex Fine Foods, LLC ("Solex") is on non-accrual status at December 31, 2015. The amortized cost balance of $1,626,670 as of December 31, 2015 has not changed since the investment was put on non-accrual status effective November 1, 2014. The outstanding balance of $1,847,856 as of December 31, 2015 includes $164,377 of PIK interest capitalized to the principal balance. The investment was exited in February 2016 for cash consideration of $926,204.

(12)

Supplemental PIK accrues on Solex each quarter and is determined based on the Senior Debt to EBITDA calculation as of the last day of the immediately preceding quarterly payment period. Since the investment was put on non-accrual status effective November 1, 2014, the PIK has not been accrued and the cost balance remains $1,626,670; however, the outstanding principal balance reflects the accrued PIK.

(13)

On July 7, 2015, Douglas Machines Corp. refinanced the Company's $1.5 million revolver commitment with another lender; the Company reduced the $4.3 million term loan interest rate from 13.5% to 12.5%, extended the maturity date from April 6, 2017 to December 31, 2018 and it became a junior secured term loan.

(14)

The Company owns 0.31% of the equity Class B units in WBL. However, due to the liquidation preference of the Class B units we would receive 0.50% of the proceeds in a liquidation of the company at the December 31, 2015 fair value.

(15)	The coupon on the loan is subject to a pricing grid based on the ratio of Debt to EBITDA of the portfolio company.
(16)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document.

(17)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Lenders entered into an amendment with Peekay agreeing to forbear until July 31, 2016, subject to certain financial restructuring steps taken by the company during the forbearance period.

Harvest Capital Credit Corporation

Notes to Unaudited Consolidated Financial Statements

Note 1. Organization

Harvest Capital Credit Corporation ("HCAP" or the "Company") was incorporated as a Delaware corporation on November 14, 2012, for the purpose of, among other things, acquiring Harvest Capital Credit LLC (“HCC LLC”). HCAP acquired HCC LLC on May 2, 2013, in connection with HCAP's initial public offering. HCAP is an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, HCAP has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As an investment company, we follow accounting and reporting guidance as set forth in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services- Investment Companies.

On July 1, 2016, the Company formed HCAP Equity Holdings, LLC, a Delaware limited liability company, as a wholly owned subsidiary of the Company to hold certain equity investments made by the Company in limited liability companies or other forms of pass-through entities. By investing through HCAP Equity Holdings, LLC , the Company is able to benefit from the tax treatment of this entity and create a tax structure that is advantageous with respect to the Company's status as a RIC. This taxable subsidiary is consolidated for U.S. GAAP financial reporting purposes, and the portfolio investments held by the taxable subsidiary are included in the Company's consolidated financial statements and recorded at fair value in conjunction with the Company's valuation policy.

Unless otherwise noted or the context otherwise indicates, the terms "we", "us", "our", and the "Company" refer to Harvest Capital Credit Corporation and its consolidated subsidiaries.

Note 2. Summary of Significant Accounting Policies

Basis of Financial Statement Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and in accordance with the rules and regulations of the SEC and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair statement of the Company's consolidated financial statements have been made.

In preparing the consolidated financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the Consolidated Statement of Assets and Liabilities and the Consolidated Statements of Operations for the period. Actual results could differ from those estimates.

Principles of Consolidation

The financial statements of the Company include the accounts of Harvest Capital Credit Corporation and its wholly-owned subsidiary, HCAP Equity Holdings, LLC. The effects of all intercompany transactions between the Company and its subsidiary have been eliminated in consolidation. Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and ASC 946, Financial Services - Investment Companies, the Company is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company.

Cash

Cash and cash equivalents as presented in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Cash Flows include bank checking accounts and short term securities with an original maturity of less than 90 days.

Restricted Cash

Restricted cash of $3.0 million and $2.5 million as of September 30, 2016 and December 31, 2015, respectively, was held at U.S. Bank, National Association in conjunction with the Company's Credit Facility (see Note 3. Borrowings). The Company is restricted from accessing this cash until the monthly settlement date when, after delivering a covenant compliance certificate, the net restricted cash is released to us after paying interest, fees and expenses owed under our Credit Facility.

Investments and Related Investment Revenue and Expense

All revenue and expenses attributable to investments are reflected on the Consolidated Statement of Operations commencing on the settlement date unless otherwise specified by the transaction documents.

The Company accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest payment default occurs on a loan in the portfolio, in which interest has not been paid for greater than 90 days, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease accruing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed collectible. However, the Company remains contractually entitled to this interest, and any collections actually received on these non-accrual loans may be recognized as interest income on a cash basis or applied to the principal depending upon management's judgment regarding collectability. The Company may make exceptions to this accrual policy if the loan has sufficient collateral value and is in the process of collection and the amount of collectible interest is expected to be paid.

For loans with contractual PIK (payment-in-kind) interest income, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if we believe that the PIK interest is no longer collectible, including if the portfolio company valuation indicates that such PIK interest is not collectible. Loan origination fees - net of direct loan origination costs, original issue discounts that initially represent the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and market discounts or premiums - are accreted or amortized using the effective interest method as interest income over the contractual life of the loan. Upon the prepayment of a loan or debt security, any unamortized net loan origination fee will be recorded as interest income. Loan exit fees that are contractually required to be paid at the termination or maturity of the loan will be accreted to interest income over the contractual term of the loan. We suspend the accretion of interest income for any loans or debt securities placed on non-accrual status. We may also collect other prepayment premiums on loans. These prepayment premiums are recorded as other income as earned. Dividend income, if any, will be recognized on the ex-dividend date.

Certain expenses related to legal and tax consultation, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. To the extent that such costs are not classified as direct loan origination costs, these expenses are recognized in the Consolidated Statement of Operations as they are incurred.

Investment Date

The Company records investment purchases and sales based on the trade date. For instances when the trade date and funding date differ, the Company captures the open trades in the receivable for securities sold or payable for securities purchased on the Consolidated Statements of Assets and Liabilities.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income. We recognized $0.7 million in net realized gains during the three months ended September 30, 2016 and $0.3 million in net realized losses during the three months ended September 30, 2015. We recognized $0.5 million in net realized losses during the nine months ended September 30, 2016 and $1.0 million in net realized losses during the nine months ended September 30, 2015

Net changes in unrealized appreciation or depreciation measure changes in the fair value of our investments relative to changes in their amortized cost. We recognized $(1.3) million in net change in unrealized depreciation during the three months ended September 30, 2016 and $(1.1) million in net change in unrealized depreciation during the three months ended September 30, 2015. We recognized $(3.9) million in net change in unrealized depreciation during the nine months ended September 30, 2016 and $(1.0) million in net change in unrealized depreciation during the nine months ended September 30, 2015.

 Classification of Investments

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through beneficial ownership of 5% or more, but generally 25% or less, of the outstanding voting securities of another person. The Company had 27 investments that were classified as Non-Control/Non-Affiliate investments as of September 30, 2016 and 30 classified as Non-Control/Non-Affiliate as of December 31, 2015. The Company had 3 investments classified as Affiliated as of September 30, 2016 and December 31, 2015. The Company had 1 investment classified as Control as of September 30, 2016 and none classified as Control as of December 31, 2015.

Valuation of Investments

Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to ASC 820, Fair Value Measurement. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with applicable accounting guidance and expands disclosure of fair value measurements.

Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Investments are recorded at their fair value at each quarter end (the measurement date).

Fair Value Investment Hierarchy

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.
Level 2

Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3	Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

Valuation Process

Investments are measured at fair value as determined in good faith by our management team, reviewed by the audit committee of the board of directors (independent directors), and ultimately approved by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date.

In the case of investments that are Level 3 assets and have an investment rating of 1, we engage an independent external valuation firm to review all material investments, at least annually. In quarters where an external valuation is not prepared for such investments, our management or the investment professionals of our investment adviser prepare an internal valuation analysis (in the form of a portfolio monitoring report or “PMR”) for such investments.

In the case of investments that are Level 3 assets and have an investment rating of 2 through 5 (with performance ranging from within expectations to substantially below expectations), we engage an independent external valuation firm to review all such material investments quarterly. However, in certain cases for Level 3 assets that are internally rated 2, we may determine that it is more appropriate for the Company to prepare a PMR instead of engaging an independent valuation firm on a quarterly basis, because a third-party valuation is not cost effective or the nature of the investment does not warrant a quarterly third-party valuation. In the case of investments that are Level 3 assets and have an investment rating of 3 through 5, our management or the investment professionals of our investment adviser prepare a PMR, which is considered in addition to the review of the independent external valuation firm.

Level 3 debt investments which have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

In the case of investments that are Level 1 or 2 assets, a PMR is generally not prepared and no independent external valuation firm is engaged due to the availability of quotes in markets (which may or may not be active) for such investments or similar assets.

The board of directors undertakes a multi-step valuation process at each measurement date.

•	Our valuation process begins with (i) an internally prepared PMR, (ii) an external valuation report prepared by an independent valuation firm, or (iii) both (i) and (ii), for all Level 3 investments.

•	Preliminary valuation conclusions are documented and discussed with our senior management.

•	The audit committee of our board of directors reviews and discusses the preliminary valuations.

•

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our senior management, the independent valuation firm report (if reviewed in such quarter), and the audit committee.

 Valuation Methodology

The following section describes the valuation methods and techniques used to measure the fair value of the investments.

Fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which our management has deemed there to be enough breadth (number of quotes) and depth to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) the market approach (enterprise value), (iv) the income approach (discounted cash flow analysis) or (v) the bond yield approach.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower.

In most cases we use the bond yield approach for valuing our Level 3 debt investments, as long as we deem this method appropriate. This approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to ours, in order to assess what the range of effective market interest rates would be for our investment if it were being made on or near the valuation date. Then all of the remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

The fair value of equity securities, including warrants, in portfolio companies oftentimes considers the market approach, which applies market valuation multiples of publicly-traded firms or recently acquired private firms engaged in businesses similar to those of the portfolio companies. This approach to determining the fair value of a portfolio company’s equity security will typically involve: (1) applying to the portfolio company’s trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization) a range of enterprise value to EBITDA multiples that are derived from an analysis of comparable companies, in order to arrive at a range of enterprise values for the portfolio company; then (2) subtracting from the range of enterprise values balances of any debt or equity securities that rank senior to our equity securities; and (3) multiplying the range of equity values by the Company’s ownership share of such equity to determine a range of fair values for the Company’s equity investment.

We also use the income approach, which discounts a portfolio company’s expected future cash flows to determine its net present enterprise value. The discount rate used is based upon the company’s weighted average cost of capital, which is determined by blending the cost of the company’s various debt instruments and its estimated cost of equity capital. The cost of equity capital is estimated based upon our market knowledge and discussions with private equity sponsors.

These valuation methodologies involve a significant degree of judgment. As it relates to investments that do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. In some cases, fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Capital Gains Incentive Fee

Under GAAP, the Company calculates the capital gains incentive fee as if the Company had realized all investments at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive fee that is ultimately paid and the differences could be material.

Deferred Offering Costs

Deferred offering costs are made up of offering costs related to the preparation and filing of the Company's shelf registration statement on Form N-2 and the expenses related to the Company's unsecured notes issued in January 2015. The deferred offering costs consist of underwriting fees, legal fees and other direct costs incurred by the Company in conjunction with preparation and filing of the Company's shelf registration statement on Form N-2 and are recognized as assets and are amortized as deferred offering expense over the term of the applicable offering. The balance of deferred offering costs as of September 30, 2016 and December 31, 2015 was $936,195 and $1,023,246, respectively. The amortization expense relating to deferred debt offering costs during the three months ended September 30, 2016 and September 30, 2015 was $49,696 and $45,908, respectively. The amortization expense relating to deferred debt offering costs during the nine months ended September 30, 2016 and September 30, 2015 was $146,181 and $120,428, respectively.

Deferred Financing Costs

Deferred financing costs are made up of debt issuance costs associated with the Company's revolving line of credit. The deferred debt issuance costs consist of fees and other direct costs incurred by the Company in obtaining debt financing from its lenders and are recognized as assets and are amortized as interest expense over the term of the applicable credit facility. The balance of deferred financing costs as of September 30, 2016 and December 31, 2015 was $616,297 and $748,637, respectively. The amortization expense relating to deferred debt financing costs during the three months ended September 30, 2016 and September 30, 2015 was $71,785 and $66,057, respectively. The amortization expense relating to deferred debt financing costs during the nine months ended September 30, 2016 and September 30, 2015 was $204,777 and $198,171, respectively.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date.  Distributions to shareholders which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital (i.e., return of capital). The determination of the tax attributes of our distributions is made at the end of the year based upon our taxable income for the full year and the distributions paid during the full year. Therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year.  Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if the board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

During both the three months ended September 30, 2016 and the three months ended September 30, 2015, the Company declared dividends totaling $0.34 per share. During both the nine months ended September 30, 2016 and the nine months ended September 30, 2015, the Company declared dividends totaling $1.02 per share.

 Income Taxes

Beginning with its first taxable year ending December 31, 2013, the Company elected to be treated, and intends to receive RIC tax treatment annually thereafter, as a RIC under Subchapter M of the Code. To receive RIC tax treatment, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date by the respective taxing authorities. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statements. Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria and the Company has no amounts accrued for interest or penalties as of September 30, 2016. Neither HCC LLC nor the Company is currently undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months.

Recent Accounting Pronouncements

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Cost, which requires debt issuance costs to be presented on the balance sheet as a direct deduction from the associated debt liability, and in August 2015, the FASB issued ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements, which clarifies the application of ASU 2015-03 to debt issuance costs associated with the line-of-credit arrangements and allows presentation of debt issuance costs on these instruments as assets that are amortized over the term of the instrument. Adoption of these standards will result in the presentation of our Notes (defined below) net of the associated debt issuance costs in the liabilities section on the Consolidated Statement of Assets and Liabilities. There will be no changes to the accounting or presentation of our Credit Facility. ASU 2015-03 and ASU 2015-15 are effective for fiscal years beginning after December 15, 2015. As an emerging growth company, we have the option to adopt these pronouncements for interim periods beginning after December 15, 2016 and have elected to do so.

In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers, which defers the effective date of ASU 2014-09, Revenue from Contracts with Customers. ASU 2014-09 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. ASU 2014-09 has been deferred by one year via ASU 2015-14 and will now be effective for fiscal years beginning after December 15, 2018, and interim periods beginning after December 15, 2019, and requires either a retrospective or a modified retrospective approach to adoption. Early adoption is not permitted but you can adopt as of the original effective date of December 15, 2016. We have concluded that adoption of this pronouncement will not have a material impact to our consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities.  ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments, including the requirement to measure certain equity investments at fair value with changes in fair value recognized in net income.  ASU 2016-01 is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2017.  We are currently evaluating the impact of the adoption of ASU 2016-01 on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We are currently assessing the impact of ASU 2016-15 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

Note 3. Borrowings

On October 29, 2013, the Company entered into a Loan and Security Agreement with CapitalSource Bank (now Pacific Western Bank), as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55.0 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility is secured by all of the Company’s assets and has an accordion feature that allows the size of the facility to increase up to $85.0 million. The final maturity date under the Credit Facility is October 29, 2018.

The Credit Facility was amended on September 22, 2015 to extend the revolving period and lower the interest rate. The original Credit Facility had a revolving period that expired on October 29, 2015. Advances under the original Credit Facility bore interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. The amended Credit Facility has a revolving period that expires on April 30, 2017. Advances under the amended Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Credit Facility also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. In addition, the Credit Facility contains a covenant that limits the amount of our unsecured longer-term indebtedness (as defined in the Credit Facility), which includes our Notes, to 50% of the maximum borrowing amount under the Credit Facility. The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Credit Facility provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

On August 4, 2016, the Company entered into an amendment to its Credit Facility. The agreement was amended to, among other things, (i) provide for the formation and operation of HCAP Equity Holdings, LLC as a wholly owned subsidiary of the Company to hold equity investments and to become an additional borrower under the credit facility; and (ii) establish certain liquidity thresholds that must be satisfied in connection with any repurchase by the Company of its securities, including at the time of any such repurchase and over any given quarter. In connection with the amendment, the Company also entered into a pledge agreement in favor of the agent under the Credit Facility, pursuant to which, among other things, the Company agreed to pledge and grant a first priority security interest to the agent in the Company's right, title, and interest in its membership interests in HCAP Equity Holdings, LLC.

All of the Company's assets are pledged as collateral under the Credit Facility. Availability under the Credit Facility is determined by advance rates against eligible loans in the borrowing base up to a maximum aggregate availability of $55.0 million. Advance rates against individual investments range from 40% to 65% depending on the seniority of the investment in the borrowing base.

As of September 30, 2016, the outstanding balance on the Credit Facility was $27.1 million. As of December 31, 2015, the outstanding balance on the Credit Facility was $29.7 million. As of September 30, 2016 and December 31, 2015, the Company was in compliance with its debt covenants.

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its 7.00% Notes due 2020 (the "Notes"). On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of Notes to cover the over-allotment option exercised by the underwriters. In total, the Company issued 1,100,000 Notes at a price of $25.00 per Note. The total net proceeds to the Company from the Notes, after deducting underwriting discounts of $0.8 million and offering expenses of $0.2 million, were $26.5 million.

The Notes mature on January 16, 2020 and bear interest at a rate of 7.00%. They are redeemable in whole or in part at anytime at the Company's option after January 16, 2017 at a price equal to 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest. The Notes are unsecured obligations of the Company and rank pari passu with any future unsecured indebtedness; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of the existing and future secured indebtedness of the Company, to the extent of the value of the assets securing such indebtedness, including borrowings under the Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. Interest on the Notes is payable quarterly on January 16, April 16, July 16, and October 16 of each year. The Notes are listed on the NASDAQ Global Market under the trading symbol “HCAPL.” The Company may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of September 30, 2016, the outstanding principal balance of the Notes was $27.5 million and the debt issuance costs balance was $936,195.

The indenture governing the Notes (the "Notes Indenture”) contains certain covenants, including covenants (i) requiring the Company’s compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act; (ii) requiring the Company’s compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the Notes and the trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture. As of September 30, 2016 and December 31, 2015, the Company was in compliance with its debt covenants.

Note 4. Concentrations of Credit Risk

The Company’s investment portfolio consists primarily of loans to privately-held small to mid-size companies. Many of these companies may experience volatility in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations.

The largest debt investments may vary from year to year as new debt investments are recorded and repaid. The Company’s five largest debt investments represented approximately 35.0% and 33.0% of total debt investments outstanding as of September 30, 2016 and December 31, 2015, respectively. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest debt investments accounted for approximately 34.3% and 29.0% of total loan interest and fee income for the three months ended September 30, 2016 and September 30, 2015, respectively. Interest income from the five largest debt investments accounted for approximately 33.6% and 27.7% of total loan interest and fee income for the nine months ended September 30, 2016 and September 30, 2015, respectively.

Note 5. Shareholders’ Equity

The following tables summarize the total shares issued and proceeds received under the Company's DRIP plan for shares of the Company’s common stock and shares repurchased in the open market by the Company for the three months and nine months ended September 30, 2016 and September 30, 2015.

	2016		2015
	Shares Issued	Net Proceeds	Shares Issued	Net Proceeds
Total dividends reinvested for the three months ended September 30	10,613	$126,859	6,877	$82,669
Total shares repurchased during the three months ended September 30	(20,176)	$(252,023)	—	—
Net shares (repurchased) issued during the three months ended September 30	(9,563)	$(125,164)	6,877	$82,669

Total dividends reinvested for the nine months ended September 30	34,242	$391,625	37,414	$459,448
Total shares repurchased during the nine months ended September 30	(25,676)	$(320,934)	—	—
Net shares issued during the nine months ended September 30	8,566	$70,691	37,414	$459,448

As of September 30, 2016 and 2015, the Company had no warrants outstanding.

On March 8, 2016, our board of directors authorized a $3.0 million open market stock repurchase program. Pursuant to our program, we are authorized to repurchase up to $3.0 million in the aggregate of our outstanding stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by our management at its discretion, and no assurances can be given that any common stock, or any particular amount, will be purchased. Unless amended by our board of directors, the repurchase program will expire on the earlier of December 31, 2016 or the repurchase of $3.0 million of our outstanding shares of common stock. The program may be suspended, extended, modified, or discontinued at any time. During the three months ended September 30, 2016, the Company repurchased 20,176 shares of its common stock at an average price of $12.49 per share, and a total cost of $252,023. During the nine months ended September 30, 2016, the Company repurchased 25,676 shares of its common stock at an average price of $12.50 per share, and a total cost of $320,934. As of September 30, 2016, approximately $2.7 million of common stock remains eligible for repurchase under the repurchase plan. See "Item 2. Unregistered Sales of Equity Securities and Use of Proceeds" for further information on the repurchases made during this period.

Note 6. Fair Value Measurements

As described in Note 2, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Unsecured notes: The Notes are a Level 2 financial instrument with readily observable market inputs. The Notes trade under the ticker HCAPL and as of September 30, 2016 the fair value of $28.0 million was based on the closing price of the Notes on that day.

Off-balance sheet financial instruments: The fair value of unfunded commitments is estimated based on the fair value of the funded portion of the corresponding debt investment.

As of September 30, 2016 and December 31, 2015, unfunded commitments totaled $4.6 million and $1.5 million, respectively, and if funded, their estimated fair values on such dates were $4.5 million and $1.5 million, respectively. There were no assets or liabilities measured at fair value on a nonrecurring basis as of September 30, 2016 or December 31, 2015. The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of September 30, 2016 and December 31, 2015, respectively:

	Fair Values as of September 30, 2016

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$967,688	$67,268,971	$68,236,659
Junior Secured	—	8,451,025	54,602,333	63,053,358
CLO Equity	—	—	1,527,027	1,527,027
Equity and Equity Related	—	—	3,723,650	3,723,650
Revenue Linked Security	$—	$—	$930,140	$930,140
	$—	$9,418,713	$128,052,121	$137,470,834

	Fair Values as of December 31, 2015

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$911,269	$80,220,519	$81,131,788
Junior Secured	—	14,642,630	43,593,371	58,236,001
CLO Equity	—	—	1,567,860	1,567,860
Equity	—	—	1,824,777	1,824,777
	$—	$15,553,899	$127,206,527	$142,760,426

(1)	Senior secured category includes both first out and last out term loans. The Company's last out senior secured loans are identified on the Consolidated Schedule of Investments.

The following table provides quantitative information related to the significant unobservable inputs used to fair value the Company's Level 3 investments as of September 30, 2016 and December 31, 2015, respectively, and indicates the valuation techniques utilized by the Company to determine the fair value:

Type of Investment	Fair Value at September 30, 2016	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$67,268,971	Bond Yield	Risk adjusted discount factor	8.4% - 30.0%	13.4%

		Market	EBITDA multiple	0.8x - 9.7x	5.5x

		Income	Weighted average cost of capital	10.0% - 23.0%	17.9%

Junior Secured	$54,602,333	Bond Yield	Risk adjusted discount factor	4.7% - 20.0%	13.2%

		Market	EBITDA multiple	5.9x - 8.0x	7.0x

		Income	Weighted average cost of capital	10.5% - 25.0%	15.4%

Equity and Equity Related	$3,723,650	Market	EBITDA multiple	3.7x - 9.7x	6.7x

		Income	Weighted average cost of capital	10.0% - 23.0%	18.8%

CLO equity	$1,527,027	Bond Yield	Risk adjusted discount factor	14.5%	14.5%

Revenue Linked Security	$930,140	Income	Weighted average cost of capital	45.8%	45.8%

Type of Investment	Fair Value at December 31, 2015	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$80,220,519	Bond Yield	Risk adjusted discount factor	9.1% - 30.0%	13.7%

		Market	EBITDA multiple	2.2x - 9.2x	4.7x

		Income	Weighted average cost of capital	2.2% - 20.6%	10.2%

Junior Secured	$43,593,371	Bond Yield	Risk adjusted discount factor	4.9% - 21.8%	12.8%

		Market	EBITDA multiple	1.8x - 8.3x	5.7x

		Income	Weighted average cost of capital	4.0% - 19.5%	8.3%

Equity	$1,824,777	Market	EBITDA multiple	2.6x - 16.6x	8.8x

		Income	Weighted average cost of capital	10.0% - 20.6%	14.1%

CLO equity	$1,567,860	Bond Yield	Risk adjusted discount factor	13.2%	13.2%

(1)

When estimating the fair value of its debt investments, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. However, the Company also takes into consideration the market technique and income technique in order to determine whether the fair value of the debt investment is within the estimated enterprise value of the portfolio company. The significant unobservable inputs used under these techniques are EBITDA multiples, weighted average cost of capital and expected principal recovery. Under the bond yield technique, significant increases (decreases) in the risk adjusted discount factors would result in a significantly lower (higher) fair value measurement.

When estimating the fair value of its equity investments, the Company utilizes the (i) market technique and (ii) income technique. The significant unobservable inputs used in the fair value measurement of the Company’s equity investments are EBITDA multiples and weighted average cost of capital (“WACC”). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement.

When estimating the value of its CLO equity investment, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. The Company also utilizes the performance and covenant compliance information as provided by the independent trustee along with other risk factors including default risk, prepayment rates, interest rate risk and credit spread risk when valuing this investment.

(2)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Consolidated Schedule of Investments.

  The following table shows a reconciliation of the beginning and ending balances for Level 3 assets. Transfers between investment type and level, if any, are recognized at fair value at the end of the quarter in which the transfers occur:

	Nine Months Ended September 30, 2016
	Senior Secured (1)	Junior Secured	CLO Equity	Equity and Equity Related	Revenue Linked Security	Total Level 3 Assets
Fair value of portfolio, beginning of period	$80,220,519	$43,593,371	$1,567,860	$1,824,777	$—	$127,206,527
New investments	12,136,667	10,800,000	—	3,900,000	895,962	27,732,629
Principal payments received	(23,197,018)	(100,000)	(63,408)	(810,578)	—	(24,171,004)
Loan origination fees received	(1,041,024)	(251,000)	—	—	—	(1,292,024)
Payment in kind interest earned	342,738	587,221	—	18,099	34,178	982,236
Accretion of deferred loan origination fees/discounts	498,309	583,505	—	—	—	1,081,814
Net realized losses on investments	(700,465)	—	—	182,559	—	(517,906)
Change in unrealized appreciation (depreciation) on investments (2)	(990,755)	(610,764)	22,575	(1,391,207)	—	(2,970,151)
Fair value of portfolio, end of period	$67,268,971	$54,602,333	$1,527,027	$3,723,650	$930,140	$128,052,121

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Consolidated Schedule of Investments.
(2)

The net change in unrealized appreciation (depreciation) of Level 3 investments held at September 30, 2016, was ($1,572,067). Net realized gains/losses and net change in unrealized appreciation/depreciation are reflected on the Consolidated Statement of Operations.

	Year Ended December 31, 2015
	Senior Secured (1)	Junior Secured	CLO Equity	Equity	Revenue- Linked Security	Total Level 3 Assets

Fair value of portfolio, beginning of period	$56,053,970	$43,744,802	$2,299,854	$1,375,670	$1,111,001	$104,585,297
New investments	36,866,906	11,440,000	—	448,077	—	48,754,983
Principal payments received	(8,083,579)	(16,108,274)	(315,133)	(89,225)	(1,060,166)	(25,656,377)
Loan origination fees received	(937,190)	(122,500)	—	—	—	(1,059,690)
Payment in kind interest earned	603,852	304,697	—	—	183,243	1,091,792
Accretion of deferred loan origination fees/discounts	812,213	1,628,575	—	—	—	2,440,788
Transfer (to) from investment type	(4,315,133)	4,315,133		—		—
Net realized losses on investments	—	(674,880)	(351,217)	(104,525)	—	(1,130,622)
Change in unrealized appreciation (depreciation) on investments (2)	(780,520)	(934,182)	(65,644)	194,780	(234,078)	(1,819,644)
Fair value of portfolio, end of period	$80,220,519	$43,593,371	$1,567,860	$1,824,777	$—	$127,206,527

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.
(2)

The net change in unrealized appreciation/(depreciation) of Level 3 investments held at December 31, 2015, was $(690,397). Net realized gains/(losses) and net change in unrealized appreciation/(depreciation) are reflected on the Statement of Operations.

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a portion of the Company’s assets and liabilities.

Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

Note 7. Related Party Transactions

We were founded in September 2011 by certain members of our investment adviser and JMP Group Inc. (now JMP Group LLC) ("JMP Group"), a full-service investment banking and asset management firm. JMP Group currently holds an equity interest in us and our investment adviser. JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC ("HCS"), an SEC registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors LLC ("JMP Credit Advisors"), which manages approximately $1.1 billion in credit assets of collateralized loan obligation funds and a total return swap.

In conjunction with our initial public offering in May 2013, HCAP entered into an investment advisory and management agreement with HCAP Advisors LLC ("HCAP Advisors"), which is a majority owned subsidiary of JMP Group. Under the investment advisory and management agreement, the base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, even in the event that our pre-incentive fee net investment income exceeds the hurdle rate, no incentive fee will be payable to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments.

Incentive fee expense for the three months and nine months ended September 30, 2016 totaled $0.2 million and $1.2 million, respectively, after giving effect to the total return requirement discussed above. Incentive fee expense for the three and nine months ended September 30, 2016 would have been $0.6 million and $1.8 million, respectively, had the total return requirement not applied. Incentive fee expense for the three months and nine months ended September 30, 2015 totaled $0.5 million and $1.4 million, respectively.

The capital gains incentive fee is determined and paid annually with respect to cumulative realized capital gains (but not unrealized capital gains) to the extent such cumulative realized capital gains exceed cumulative realized and unrealized capital losses through the end of such fiscal year (less the aggregate amount of any previously paid capital gain incentive fee). The Company also records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when (i) the cumulative realized and unrealized gains on its investments exceed all cumulative realized and unrealized capital losses on its investments and (ii) the capital gains incentive fee that would be payable exceeds the aggregate amount of any previously paid capital gain incentive fee given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. Any decrease in unrealized appreciation in subsequent periods will result in the reversal of some or all of such previously recorded expense accrual. The actual incentive fee payable to the Company's investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and is only based on cumulative realized capital gains, including realized capital gains for such period, but not unrealized capital gains. The Company recorded net change in unrealized depreciation of $(1.3) million and $(3.9) million and net realized gains (losses) of $0.7 million and $(0.5) million for the three months and nine months ended September 30, 2016, respectively.

Total base management fees and incentive management fees expense was $1.0 million and $1.2 million for the three months ended September 30, 2016 and September 30, 2015, respectively. Total base management fees and incentive management fees expense was $3.4 million and $3.4 million for the nine months ended September 30, 2016 and September 30, 2015, respectively. Accrued base management fees and incentive management fees were $1.0 million and $1.6 million as of September 30, 2016 and December 31, 2015, respectively.

In conjunction with our initial public offering in May 2013, HCAP entered into an administration agreement with JMP Credit Advisors pursuant to which JMP Credit Advisors provides administrative services to HCAP and furnishes us with office facilities, equipment, and clerical, bookkeeping, and record keeping services. Payments under the administration agreement are equal to an amount based upon our allocable portion of the administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, except that payments required to be made by HCAP to JMP Credit Advisors under the agreement were capped such that amounts payable to JMP Credit Advisors would not exceed $275,000 during the first year of the term of the administration agreement. In connection with the expiration of the $275,000 cap on April 29, 2014, the Company negotiated a cap with JMP Credit Advisors of $150,000 for each of the quarters ending June 30, September 30, and December 31, 2014. On March 5, 2015, the Company negotiated a cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during 2015.  The 2015 cap set the maximum amount that was payable by the Company on both a quarterly and annual basis.  The cap for each quarter was as follows: (i) for the quarter ended March 31, 2015, the cap was $150,000; (ii) for the quarter ended June 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to March 31, 2015; (iii) for the quarter ended September 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; and (iv) for the quarter ended December 31, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to September 30, 2015.  The overall cap for the year was $800,000, so notwithstanding any given quarterly cap, the amounts payable for all four quarters would not exceed $800,000.  In connection with the expiration of the 2015 cap, the Company negotiated an annual cap with JMP Credit Advisors for 2016 such that the maximum amount that would be payable by the Company for 2016 is the lesser of 0.60% of the average of the Company's total investments over the year ended December 31, 2016 or $917,000. Total administrative services expense was $0.2 million and $0.6 million for the three months and the nine months ended September 30, 2016, respectively. Total administrative services expense was $0.2 million and $0.5 million for the three months and nine months ended September 30, 2015, respectively. Accrued administrative services fees were $0.2 million and $0.2 million as of September 30, 2016 and December 31, 2015, respectively.

In connection with the Company’s offering of its Notes in January 2015, JMP Securities LLC was one of the co-managing underwriters and received approximately $20,000 of compensation for its services. In the future, JMP Securities LLC or its affiliates may provide the Company with various financial advisory and investment banking services, for which they would receive customary compensation. We engaged JMP Securities LLC to facilitate the share repurchase program approved by our board of directors in March 2016. The total fees paid to JMP in connection with the share repurchase program have been less than $1,000.

Note 8. Commitments and Contingencies

At September 30, 2016, the Company had a total of $4.6 million in unfunded commitments comprised entirely of unfunded revolving line of credit commitments or delayed draw term loans on six of the Company’s debt investments.  At December 31, 2015, the Company had a total of $1.5 million in unfunded commitments comprised entirely of unfunded revolving line of credit commitments on five of the Company’s debt investments.  The following table summarizes the Company's unfunded commitments and extended fair value as of September 30, 2016 and December 31, 2015:

	As of September 30, 2016		As of December 31, 2015
	Unfunded Commitment	Extended Fair Value of unfunded commitment	Unfunded Commitment	Extended Fair Value of unfunded commitment
Brite Media LLC	$—	$—	$266,667	$266,667
Chemical Information Services, LLC	285,000	284,907	285,000	282,185
Infinite Care, LLC	1,000,000	985,895	—	—
Lanco Acquisition, LLC	450,000	450,000	350,000	350,000
Northeast Metal Works LLC	319,810	319,810	325,000	325,000
WorkWell, LLC	300,000	297,587	300,000	300,000
WBL SPE I, LLC	2,210,723	2,210,723	—	—
Total Unfunded Commitments	$4,565,533	$4,548,922	$1,526,667	$1,523,852

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

Note 9. Net Increase in Net Assets Resulting from Operations per Common Share

In accordance with the provisions of ASC 260, “Earnings per Share,” basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. There were no potentially dilutive common shares issued as of September 30, 2016 or September 30, 2015 because there were no outstanding warrants. The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for each period:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net increase in net assets resulting from operations	$2,370,050	$841,413	$3,229,716	$4,316,252
Weighted average shares outstanding (basic and diluted)	6,286,216	6,255,746	6,282,371	6,244,540
Net increase in net assets resulting from operations per share (basic and diluted)	$0.38	$0.14	$0.51	$0.69

Note 10. Taxable/Distributable Income and Dividend Distributions

To receive RIC tax treatment, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. The Company incurred a U.S. federal excise tax of $1,393 for calendar year 2015 and has recorded excise tax of $11,040 during the nine months ended September 30, 2016.

We have adopted an “opt out” dividend reinvestment plan, or “DRIP,” for our common stockholders. As a result, if we make cash distributions, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the three months and nine months ended September 30, 2016, and September 30, 2015, respectively:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Per share data:
Net asset value at beginning of period	$13.71	$14.47	$14.26	$14.60
Net investment income (1)	0.47	0.35	1.21	1.00
Realized gains (losses) on investments (1)	0.11	(0.04)	(0.07)	(0.15)
Net change in unrealized appreciation (depreciation) on investments	(0.20)	(0.17)	(0.63)	(0.16)
Net increase in net assets from operations	0.38	0.14	0.51	0.69
Distributions to stockholders (2)	(0.34)	(0.34)	(1.02)	(1.02)
Net asset value at end of period	$13.75	$14.27	$13.75	$14.27
Net assets at end of period	86,353,362	89,326,077	86,353,362	89,326,077
Shares outstanding at end of period	6,278,235	6,260,087	6,278,235	6,260,087
Weighted average shares outstanding (basic and diluted)	6,286,216	6,255,746	6,282,371	6,244,540
Per share closing price at end of period	$12.17	$11.91	$12.17	$11.91

Ratios and Supplemental data:
Total return based on change in NAV (not annualized) (3)	3.15%	1.41%	5.34%	6.05%
Total investment return (not annualized) (4)	(3.64)%	(12.77)%	13.35%	11.98%
Average Net Assets	$86,292,203	$90,232,390	$87,321,370	$90,148,659
Ratio of expenses to average net assets (annualized)	11.66%	12.32%	12.33%	11.09%
Ratio of net investment income to average net assets (annualized)	13.81%	9.72%	11.63%	9.25%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)

Distributions for the three months and nine months ended September 30, 2016 were less than net investment income in the amount of $856,097 and $1,258,241, respectively. Distributions for the three months and nine months ended September 30, 2015 were less than net investment income in the amount of $81,091 and in excess of net investment income in the amount of $66,332, respectively. See Dividends and Distributions Policy in Note 2.

(3)

Total return based on change in net asset value measures the changes in net asset value over the period indicated, taking into account dividends as reinvested. The return is calculated by taking the difference between the net asset value per share at the end of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and the net asset value per share at the beginning of the period, and dividing that difference by the net asset value per share at the beginning of the period. This return primarily differs from the total investment return in that it does not take into account changes in the market price of the Company's stock.

(4)

Total investment return measures the changes in market value over the period indicated, taking into account dividends as reinvested. The return is calculated based on an assumed purchase of stock at the market price on the first day of the period (and assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and an assumed sale at the market price on the last day of the period. The difference between the sale and purchases is then divided by the purchase prices. The return does not reflect any sales load that may be paid by investors.

Note 12: Subsequent Events

On November 3, 2016, the Company declared monthly distributions of $0.1125 per share payable on each of November 24, 2016, December 22, 2016 and January 19, 2017.

On October 26, 2016 the Company made an additional $25,000 investment in the equity of Brite Media LLC.

On October 26, 2016, the Fox Rent-A-Car credit agreement was amended and restated to convert the loan from a junior secured term loan to a senior secured term loan secured by all assets of the Company other than the vehicle fleet.  In September 2016, the borrower refinanced its first lien corporate credit facility with new financing from various fleet lenders. The Company earned a $0.8 million amendment fee which is due at the earlier of i) maturity or ii) loan repayment. The maturity date was changed from October 31, 2019 to September 29, 2017 and amortization of $0.2 million a month on the total loan amount will commence on March 31, 2017. The interest rate reverted back to the original level of LIBOR plus 12.00%. Also as part of the new agreement, the Company is entitled to receive additional fees and equity warrants in the borrower if our investment is not paid off at certain future dates. The investment was taken off of non-accrual status during the three months ended September 30, 2016 following the receipt of all past due interest.

Schedule 12-14

Harvest Capital Credit Corporation

Consolidated Schedule of Investments in and Advances to Affiliates

Nine Months Ended September 30, 2016

Portfolio Company	Investment	Amount of Interest Credited to Income (1)	December 31, 2015 Value	Gross Additions (2)	Gross Reductions (3)	September 30, 2016 Value
Non-Majority Owned Control Investments

Flight Lease VII, LLC	1,800 Common Equity Units	$82,716	$—	$918,099	$—	$918,099
	(46.15% on a fully diluted basis)
Total Non-Majority Owned Control Investments		$82,716	$—	$918,099	$—	$918,099

Non-Control Affiliate Investments
Infinite Care, LLC	Senior Secured Term Loan, due 02/28/2019	$446,718	—	$5,915,371	—	$5,915,371
	(12.52; LIBOR+12.00% with 0.42% LIBOR floor)
	3,000,000 Class A Common Equity Units	—	—	$3,000,000	$(1,515,000)	$1,485,000
	(27.00% on a fully diluted basis)

Peekay Acquisition, LLC (Non-accrual)	Senior Secured Term Loan (Last Out), due 02/15/16	$31,000	$1,442,394	$70,000	$(1,441,825)	$70,569
	(17.00% PIK)

	35,775 shares of Common Stock (Peekay Boutiques, Inc.)	—	—	—	—	—
	(5.95% on a fully diluted basis)

Solex Fine Foods, LLC (Non-accrual)	Senior Secured Term Loan (Last Out), due 12/28/2016	—	$926,204	$700,465	$(1,626,669)	$—
	(18.63%; LIBOR +12.48% Cash/3.09% PIK/2.81% Supplemental PIK)

	Common Equity Units	—	—	$290,284	$(290,284)	$—
	(6.57% on a fully diluted basis)

	Common Equity Warrants	—	—	$151,514	$(151,514)	—
	(6.40% on a fully diluted basis)

WorkWell, LLC	Senior Secured Term Loan, due 10/21/2020	$434,477	$4,625,099	$57,965	$(89,064)	$4,594,000
	(12.34%; LIBOR + 11.50% with 0.50% LIBOR floor)

	Revolving Line of Credit, due 10/21/2020	—	—	—	—	—
	(12.34%; LIBOR + 11.50% with 0.50% LIBOR floor)

	250,000 Preferred Equity Units	—	$250,000	—	$(24,000)	$226,000
	(6.16% on a fully diluted basis)

	250,000 Common Equity Units	—	—	$4,500	—	$4,500
	(0.12% on a fully diluted basis)

Total Non-Control Affiliate Investments		$912,195	$7,243,697	$10,190,099	$(5,138,356)	$12,295,440

(1)	Represents the total amount of interest credited to income for the portion of the period an investment was included in Control or Affiliate categories.
(2)

Gross additions include increases in the cost basis of investments resulting from new portfolio investment and accrued PIK interest. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3)

Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments on sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

Harvest Capital Credit Corporation

Schedule of Investments in and Advances to Affiliates

Year Ended December 31, 2015

Portfolio Company	Investment	Amount of Interest Credited to Income (1)	December 31, 2014 Value	Gross Additions (2)	Gross Reductions (3)	December 31, 2015 Value

Affiliate Investments

Peekay Acquisition, LLC (Christals)	Senior Secured Term Loan (Last Out), due 2/15/16	$365,000	$1,977,630	$154,140	$(689,376)	$1,442,394
	(18.00%; 15.00% Cash/3.00% Accommodation Fee paid in Cash)

	Common Equity (Peekay Boutiques, Inc.)	—	—	—	—	—
	(5.95% of fully diluted common shares)

Solex Fine Foods, LLC	Senior Secured Term Loan, due 12/28/2016	—	1,348,000	—	(421,796)	926,204
	(18.63%; LIBOR + 12.48% Cash / 3.09% PIK / 2.81% Supplemental PIK)

	Common Equity Units	—	—	—	—	—
	(6.57% of fully diluted common equity)

	Common Equity Warrants	—	—	—	—	—
	(6.4% of fully diluted common equity)

WorkWell, LLC	Senior Secured Term Loan, due 10/21/2020	112,407	—	4,654,787	(29,688)	4,625,099
	(12.00%; LIBOR + 11.50% with a 0.50% LIBOR floor)

	Revolving Line of Credit, due 10/21/2020	—	—	—	—	—
	(12.00%; LIBOR + 11.50% with a 0.50% LIBOR floor)

	Common Equity Units	—	—	250,000	—	250,000
	(6.3% of fully diluted common equity)

Total Affiliate Investments		$477,407	$3,325,630	$5,058,927	$(1,140,860)	7,243,697

(1)	Represents the total amount of interest credited to income for the portion of the period an investment was included in the Affiliate category.
(2)

Gross additions include increases in the cost basis of investments resulting from new portfolio investment and accrued PIK interest. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3)

Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments of sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

PROSPECTUS

$100,000,000

Harvest Capital Credit Corporation

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

We may offer, from time to time in one or more offerings, up to $100,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase common stock, or warrants to purchase common stock, preferred stock, or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission, or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments in privately-held U.S. small to mid-sized companies.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

We are an “emerging growth company” under the federal securities laws and are subject to reduced public company reporting requirements.

On October 14, 2016, the last reported sale price of our common stock on the NASDAQ Global Market was $12.19. We are required to determine the net asset value per share of our common stock on a quarterly basis. On June 30, 2016, our net asset value per share was $13.71.

As of April 18, 2016, the aggregate market value of our outstanding common stock held by non-affiliates, or the public float, was approximately $67.0 million, which was calculated based on 4,981,100 shares of outstanding common stock held by non-affiliates and on a price per share of $13.45, the closing price of our common stock on April 18, 2016. Pursuant to certain SEC rules, in no event will we sell our securities in a public primary offering with a value exceeding more than one-third of our public float in any 12-month period so long as our public float remains below $75.0 million. We have not offered any securities pursuant to the SEC rules noted above during the 12 calendar months prior to and including the date of this prospectus.

Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 13 of this prospectus.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering.

This prospectus, and the accompanying prospectus supplement, contain important information you should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 767 Third Avenue, 25th Floor, New York, New York 10017, Attention: Investor Relations, or by calling us collect at (212) 906-3592 or on our website at http://www.harvestcapitalcredit.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus or the accompanying prospectus supplement.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 19, 2016

ABOUT THIS PROSPECTUS	ii
PROSPECTUS SUMMARY	1
THE OFFERING	5
FEES AND EXPENSES	9
SELECTED FINANCIAL AND OTHER DATA	12
RISK FACTORS	13
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	32
USE OF PROCEEDS	33
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS	34
RATIOS OF EARNINGS TO FIXED CHARGES	36
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	37
SENIOR SECURITIES	53
BUSINESS	54
PORTFOLIO COMPANIES	62
MANAGEMENT	68
PORTFOLIO MANAGEMENT	75
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT	77
ADMINISTRATION AGREEMENT	84
LICENSE AGREEMENT	84
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	85
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	86
DETERMINATION OF NET ASSET VALUE	88
DIVIDEND REINVESTMENT PLAN	90
DESCRIPTION OF OUR SECURITIES	91
DESCRIPTION OF OUR CAPITAL STOCK	91
DESCRIPTION OF OUR PREFERRED STOCK	94
DESCRIPTION OF OUR SUBSCRIPTION RIGHTS	95
DESCRIPTION OF OUR WARRANTS	96
DESCRIPTION OF OUR DEBT SECURITIES	98
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	111
REGULATION	117
PLAN OF DISTRIBUTION	122
CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR	123
BROKERAGE ALLOCATION AND OTHER PRACTICES	123
LEGAL MATTERS	124
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	124
PRIVACY NOTICE	124
AVAILABLE INFORMATION	124
INDEX TO FINANCIAL STATEMENTS	F-1

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or “SEC,” using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $100,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” before making a decision to invest in our securities.

We commenced operations on September 6, 2011, as Harvest Capital Credit LLC, a Delaware limited liability company. Effective as of May 2, 2013, Harvest Capital Credit LLC merged with and into Harvest Capital Credit Corporation, a Delaware corporation. In this prospectus, unless otherwise noted, the following terms have the meanings specified below:

●

“we,” “us,” “our,” and the “Company” refer to Harvest Capital Credit LLC, or “HCC LLC,” for the period prior to the merger date and Harvest Capital Credit Corporation for the period on and after the merger date;

●

“investment adviser” and “HCAP Advisors” refer to HCAP Advisors LLC, our investment adviser and a majority owned subsidiary of JMP Group LLC (formerly JMP Group, Inc.) for the period on and after the merger date, and for the period prior to the merger date, the "investment adviser" refers to Harvest Capital Strategies LLC, which is an affiliate of HCAP Advisors and previously employed all of the investment professionals of HCAP Advisors that were responsible for managing the investment activities of Harvest Capital Credit LLC on behalf of Harvest Capital Strategies LLC, a wholly owned subsidiary of JMP Group LLC;

●	“administrator” and “JMP Credit Advisors” refer to JMP Credit Advisors LLC, our administrator and a wholly owned subsidiary of JMP Group LLC (formerly JMP Group Inc.);

●	“JMP Group” refers, collectively, to the activities and operations of JMP Group LLC (formerly JMP Group Inc.) and its wholly- and majority- owned subsidiaries;

●

“Credit Facility” refers to the Loan and Security Agreement, dated as of October 29, 2013, as amended, by and among the Company, CapitalSource Bank, as agent and a lender, and each of the other lenders from time to time party thereto, including City National Bank;

●	“JMP Facility” refers to the Loan Agreement, dated as of April 24, 2011, as amended, with JMP Group LLC, which agreement was terminated effective October 29, 2013; and

●	“Notes” refers to the Company’s unsecured 7.00% Notes due 2020, which were initially issued in January 2015.

Harvest Capital Credit Corporation

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. We have also elected to be treated for U.S. federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” and we intend to satisfy the Code requirements to receive RIC tax treatment annually. We provide customized financing solutions to small to mid-sized companies. We generally target companies with annual revenues of less than $100 million and annual EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments in privately-held U.S. small to mid-sized companies. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held U.S. small to mid-sized companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. In addition, we may also invest in debt and equity securities issued by collateralized loan obligation funds.

 As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to continue to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation—Senior Securities.” As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

As of June 30, 2016, we had $146.3 million (at fair value) invested in 34 companies. As of June 30, 2016, our portfolio included approximately 50.0% of senior secured term loans (including last-out loans), 45.6% of junior secured term loans, 3.5% of equity investments, and 0.9% of CLO equity investments at fair value. We completed 2015 with $142.8 million (at fair value) invested in 33 companies. As of December 31, 2015, our portfolio included approximately 56.8% of senior secured term loans, 40.8% of junior secured term loans, 1.3% of equity investments, and 1.1% of CLO equity investments at fair value.

As of December 31, 2015, 2014, 2013 and 2012, our loan portfolio had a dollar-weighted average annualized effective yield of approximately 13.9%, 15.1%, 16.7%, and 17.6%, respectively, including amortization of deferred debt origination fees and original issue discount. The dollar-weighted average annualized effective yield is computed using the effective interest rates for our debt investments and other income producing investments, including cash and PIK interest as well as the accretion of deferred fees. The individual investment yields are then weighted by the respective fair values of the investments (as of the date presented) in calculating the weighted average effective yield of the portfolio. The dollar-weighted average annualized yield on the Company’s investments for a given period will generally be higher than what investors in our common stock would realize in a return over the same period because the dollar-weighted average annualized yield does not reflect the Company’s expenses or any sales load that may be paid by investors.

The Company’s total investment return based on share price performance for the year ended December 31, 2015, was 13.64%. This measure of total investment return measures the changes in market value over the period indicated, taking into account dividends as reinvested. The return is calculated based on an assumed purchase of stock at the market price on the first day of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company’s dividend reinvestment plan) and an assumed sale at the market price on the last day of the period. The difference between the sale and purchases is then divided by the purchase prices. The total investment return does not reflect any sales load that may be paid by investors.

               The Company’s total investment return based on change in net asset value for the year ended December 31, 2015, was 9.20%.  This measure of total investment return measures the changes in net asset value over the period indicated, taking into account dividends as reinvested. The return is calculated by taking the difference between the net asset value per share at the end of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and the net asset value per share at the beginning of the period, and dividing that difference by the net asset value per share at the beginning of the period. This return primarily differs from the total investment return in that it does not take into account changes in the market price of the Company's stock.

Our Investment Adviser

Our investment adviser’s investment team is led by two partners, Richard P. Buckanavage and Ryan T. Magee, who have an average of approximately 19 years of investment experience, and is supported by the investment staff at HCAP Advisors, as well as investment professionals from JMP Credit Advisors and JMP Group. We expect that our investment adviser will hire additional investment professionals, as necessary. In addition, our investment adviser expects to draw upon JMP Group’s over 10-year history in the investment management business and to benefit from the JMP Group investment professionals’ significant capital markets, trading and research expertise developed through investments in different industries and over numerous companies in the United States.

Prior to joining our investment adviser, Mr. Buckanavage, who is also our President and Chief Executive Officer, co-founded and served in executive roles at Patriot Capital Funding, Inc., a publicly-traded business development company, from 2003 to 2009, where he helped deploy over $520 million in investments to over 50 small and mid-sized companies throughout the U.S. Mr. Magee, who is also a Vice President of the Company, worked as a senior investment professional at Patriot Capital Funding with Mr. Buckanavage for five years. Throughout their careers as investors in private companies, Messrs. Buckanavage and Magee have gained significant experience in all aspects of finance, including transaction sourcing, credit analysis, transaction structuring, due diligence and portfolio management.

In addition, our investment adviser has an investment committee that is responsible for approving all key investment decisions that are made by our investment adviser on our behalf. The members of the investment committee are Messrs. Buckanavage and Magee, as well as Joseph A. Jolson, the Chairman of our board of directors and the Chairman and Chief Executive Officer of JMP Group LLC; Carter D. Mack, the President of JMP Group LLC; and Bryan B. Hamm, the President of JMP Credit Advisors. The members of our investment committee have extensive investment experience and collectively currently manage or oversee approximately $2.4 billion of assets, including alternative assets such as long-short equity hedge funds, middle-market lending, private equity, collateralized loan obligation funds, and Harvest Capital Credit Corporation. All key investment decisions made by our investment adviser on our behalf require approval from three of the five members of the investment committee and must include the approval of both Messrs. Jolson and Buckanavage.

Our Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments. We plan to accomplish our investment objective by targeting investments in small and mid-sized U.S. private companies with annual revenues of less than $100 million and EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million. We believe that transactions involving companies of this size offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We have adopted the following business strategy to achieve our investment objective:

Capitalize on our investment adviser’s extensive relationships with small to mid-sized companies, private equity sponsors and other intermediaries. Our investment adviser maintains extensive relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S., which we expect will produce attractive investment opportunities for us. Our investment adviser has been the sole or lead originator in a majority of our completed investment transactions. Our investment adviser will also benefit from the resources and relationships of JMP Group, which maintains offices in San Francisco, CA; New York, NY; Chicago, IL; Atlanta, GA; Boston, MA; Philadelphia, PA; and Minneapolis, MN.

Leverage the skills of our experienced investment adviser. The principals of our investment adviser have an average of approximately 19 years of experience advising, investing in and lending to small and mid-sized companies and have been active participants in the primary leveraged credit markets. Throughout their careers, they have navigated various economic cycles as well as several market disruptions. We believe this experience and understanding allows them to select and structure better investments for us and to efficiently monitor and provide managerial assistance to our portfolio companies.

Apply disciplined underwriting policies. Lending to small to mid-sized private companies requires in-depth due diligence and credit underwriting expertise, which the principals of our investment adviser have gained throughout their extensive careers. Our investment adviser has implemented disciplined and consistent underwriting policies in every transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry considerations. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

Maintain rigorous portfolio management. The principals of our investment adviser have significant investing and board-level experience with small to mid-sized companies, and as a result, we expect that our investment adviser will be a value-added partner to, and remain in close contact with, our directly originated portfolio companies. After originating an investment in a company, our investment adviser will monitor each investment closely, typically receiving monthly, quarterly and annual financial statements, meeting face-to-face with our portfolio companies at least twice annually, as well as frequent informal communication with portfolio companies. In addition, our portfolio company investments generally contain financial covenants, and we obtain compliance certificates relating to those covenants quarterly from our portfolio companies. We believe that our investment adviser’s initial and ongoing portfolio review process will allow it to effectively monitor the performance and prospects of our portfolio companies.

“Enterprise value” lending. We and our investment adviser take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The value of the enterprise is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company plus the value of the portfolio company's liabilities. We generally secure a subordinated lien or a senior secured lien position against the enterprise value of a portfolio company and generally our exposure is less than 65% of the enterprise value and we obtain pricing enhancements in the form of warrants and other fees that we expect will build long-term asset appreciation in our portfolio. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe the experience that our investment adviser possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality loan portfolio with enhanced returns for our stockholders.

Opportunity for enhanced returns. To enhance our loan portfolio returns, in addition to receiving interest, we often obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies allows us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors. We may also make a direct equity investment in a portfolio company in conjunction with a debt investment, which may provide us with additional equity upside in our investment. Furthermore, we seek to enhance our loan portfolio returns by obtaining ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Corporate Information

Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, New York 10017, and our telephone number is (212) 906-3592. We maintain a website at http://www.harvestcapitalcredit.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Recent Developments

On July 1, 2016, the Company received $0.8 million for its Class A equity units in Optimal Blue, LLC. The internal rate of return, or “IRR” on the equity investment was 85.5%. When combined with our debt investment (which the Company exited in December 2015), the overall gross IRR was 20.8% on our investment in Optimal Blue, LLC. IRR is calculated based on all cash flows to or from the Company for or from the investment measured by the amount of the cash flow and the day it was invested or received.

On August 4, 2016, the Company declared monthly distributions of $0.1125 per share payable on each of August 25, 2016, September 22, 2016 and October 20, 2016.

On August 4, 2016, the Company entered into an amendment to its Credit Facility. The agreement was amended to, among other things, (i) provide for the formation and operation of HCAP Equity Holdings, LLC, as a wholly owned subsidiary of the Company to hold equity investments and to become an additional borrower under the credit facility; and (ii) establish certain liquidity thresholds that must be satisfied in connection with any repurchase by the Company of its securities, including at the time of any such repurchase and over any given quarter.

On August 29, 2016, the Company made a $2.1 million senior secured debt investment in IAG Engine Center, LLC (“IAG”) that carries a fixed interest rate of 14.00%. As part of the IAG investment, the Company also received a revenue linked security that pays the Company a portion of the sales proceeds from inventory consigned to the borrower.

THE OFFERING

We may offer, from time to time, up to $100,000,000 of our securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds

We plan to use the net proceeds of this offering to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

Investment Advisory and Management Agreement

HCAP Advisors serves as our investment adviser pursuant to an investment advisory and management agreement. We pay HCAP Advisors a fee for the services it provides under that agreement. The fee consists of two components: a base management fee and an incentive fee.

The base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The base management fee is payable quarterly in arrears.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it is easier for our investment adviser to surpass the hurdle rate and receive an incentive fee based on net investment income. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, even in the event that our pre-incentive fee net investment income exceeds the hurdle rate, no incentive fee will be payable to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments. See “Investment Advisory and Management Agreement.”

Administration Agreement

JMP Credit Advisors serves as our administrator pursuant to an administration agreement. We reimburse our administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. See “Administration Agreement.”

Distributions

We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. The monthly distributions, if any, will be determined by our board of directors. The distributions we pay to our stockholders in a year may exceed our income for that year, and accordingly, a portion of such distributions may constitute a return of capital, including for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Price Range of Common Stock and Distributions.”

Taxation

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our RIC treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually to our stockholders at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Certain U.S. Federal Income Tax Considerations”.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders. It is an “opt out” dividend reinvestment plan. As a result, if we declare cash distributions, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless they specifically “opt out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal income tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. Although we cannot predict whether our common stock will trade above, at, or below net asset value, it has traded below net asset value in recent quarters.

License Agreement

We have entered into a royalty-free license agreement with Harvest Capital Strategies, LLC, pursuant to which it has agreed to grant us a non-exclusive license to use the name “Harvest.” See “License Agreement”.

Leverage

We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See “Risk Factors.”

Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.” In addition, our board of directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. This structure is intended to provide us with a greater likelihood of continuity of management. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures we have adopted. See “Description of Our Capital Stock.”

Available Information

We are required to file annual, quarterly, and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the “Exchange Act.” This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, District of Columbia 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, by telephone at (212) 906-3592, or on our website at http://www.harvestcapitalcredit.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Risk Factors

An investment in our securities is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Risk Factors” beginning on page 13 of this prospectus to read about factors you should consider before deciding to invest in our securities.

●

We have a limited history operating as a business development company and as a RIC, and HCAP Advisors has limited experience managing a business development company or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

	●	We are dependent upon our investment adviser’s key personnel for our future success.

●

Our business model depends to a significant extent upon strong referral relationships of the principals of our investment adviser, and their inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

●	Our financial condition and results of operations depend on our ability to manage our business and our future growth effectively.

●	There may be significant potential conflicts of interest in the future which could impact our investment returns.

●	Our incentive fee may induce our investment adviser to pursue speculative investments.

●	The involvement of our investment adviser’s investment professionals in our valuation process may create conflicts of interest.

●	Regulations governing our operations will affect our ability to raise, and the method for raising, additional capital, which may expose us to risks.

●	Because we borrow money in connection with our investment activities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

●	Changes in interest rates may affect our cost of capital and net investment income.

●

We will be subject to corporate-level income tax and may default under our Credit Facility if we are unable to satisfy certain RIC qualification requirements under Subchapter M of the Code or do not satisfy the annual distribution requirement.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or the “Company,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	--%	(1)
Offering expenses (as a percentage of offering price)	--%	(2)
Dividend reinvestment plan fees	--%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	--%	(4)
Annual expenses (as a percentage of net assets attributable to common stock)(5):
Base management fees	3.45%	(6)
Incentive fees payable under the investment advisory and management agreement (20% of net investment income and realized capital gains)	2.23%	(7)
Interest payments on borrowed funds	4.43%	(8)
Other expenses	2.91%	(9)
Total annual expenses	13.02%	(10)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)

In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	The “net assets attributable to common stock” used to calculate the percentages in this table is our net assets of $86,231,043 at June 30, 2016.

(6)

Our base management fee under the investment advisory and management agreement is based on our gross assets, which includes assets acquired using leverage and excludes cash and cash equivalents. In particular, the base management fee will be calculated at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. For purposes of this table, we estimated the amount of our base management fee by multiplying our assumed gross assets (other than cash and cash equivalents) of $150.7 million by 2.0%. The percentage in the table is higher than 2.0% because it reflects the base management fee amount as a percentage of our net assets attributable to common stock (instead of our gross assets).

(7)

The incentive fee payable in this example above is based on annualizing actual amounts earned on our “pre-incentive fee net investment income” for the six months ended June 30, 2016, and assumes the capital gains incentive fees payable at the end of the 2016 calendar year based on the amount that would be paid by us if we ceased operations on June 30, 2016 and liquidated our investments at the June 30, 2016 valuation.

The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, even in the event that our pre-incentive fee net investment income exceeds the hurdle rate, no incentive fee will be payable to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments.

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date).

We record an expense accrual relating to the second part of the incentive fee payable by us to our investment adviser when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to the investment adviser if we were to liquidate our investment portfolio at such time. The actual incentive fee payable to our investment adviser related to capital gains are determined and payable in arrears at the end of each fiscal year and include only realized capital gains for the period.

(8)

“Interest payments on borrowed funds” represent our estimated annual interest payments based on the actual interest rate terms under our Credit Facility assuming $35.5 million in borrowings and an annual interest rate of 3.75% and unused line fee of 0.50%. “Interest payments on borrowed funds” also represents our estimated annual interest payments based on the actual interest rate terms of our 7.00% Notes of $27.5 million due January 2020. The actual amount of leverage that we employ at any particular time will depend on, among other things, our board of directors' assessment of market and other factors at the time of any proposed borrowing.

(9)

“Other expenses” are based on estimated amounts for the current fiscal year. These expenses include certain expenses allocated to the Company under the investment advisory agreement, including travel expenses incurred by our investment adviser's personnel in connection with investigating and monitoring our investments, such as investment due diligence. These expenses also include estimated gross administrative expenses under the Company's administration agreement, without giving effect to any cap on such amounts that may have been agreed to with the Company's administrator and may reduce such amounts.

(10)

“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets attributable to common stock (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stock is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$118	$354	$590	$1,179

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income incentive fee under our investment advisory agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of a capital gains incentive fee under our investment advisory agreement. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger a greater incentive fee, our expenses, and returns to our investors, would be higher. In addition, while the example assumes the distribution of all net investment income and capital gains and the reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL AND OTHER DATA

Harvest Capital Credit LLC is considered to be our predecessor for accounting purposes, and as such, its financial statements are our historical financial statements. Accordingly, the selected financial and other data below for the periods prior to our initial public offering in May 2013 are in reference to the historical financial statements of Harvest Capital Credit LLC.

The following selected financial data as of and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011, and as of and for the years ended December 31, 2012, December 31, 2013, December 31, 2014, and December 31, 2015, is derived from our financial statements, which have been audited. The selected financial data as of June 30, 2016, and June 30, 2015, and for the six months ending June 30, 2016, and June 30, 2015, have been derived from unaudited financial data, but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the six months ended June 30, 2016, are not necessarily indicative of the results that may be expected for the year ending December 31, 2016. The financial information and other data below should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	As of and for the Six Months Ended June 30,		As of and for the Year Ended December 31,				As of December 31, 2011 and for September 6, 2011 (commencement of operations) through
	2016 (unaudited)	2015 (unaudited)	2015	2014	2013	2012	December 31, 2011

Statement of Operations Data:
Interest income	$10,128,521	$8,757,600	$20,074,063	$14,004,609	$8,699,968	$4,025,042	$229,767
Other income	73,586	23,701	252,833	707,438	60,000	114,959	-
Net investment income (loss)	4,640,874	4,063,359	9,651,015	8,308,980	5,831,370	1,705,855	(177,758)
Net change in unrealized appreciation (depreciation) on investments	(2,616,649)	(588,520)	(2,182,647)	464,416	(1,709,209)	1,981,004	(23,399)
Net increase (decrease) in net assets resulting from operations	859,666	3,474,839	6,411,013	9,395,482	4,122,161	3,686,859	(201,157)
Other Data:
Dollar-weighted average annualized yield	13.6%	15.2%	13.9%	15.1%	16.7%	17.6%	15.0%
Number of portfolio companies at period end	34	30	33	29	21	13	3

Per Share:
Net increase in net assets resulting from operations per share (basic and diluted) (1)	$0.14	$0.56	$1.03	$1.52	$0.93	$4.26	$(1.04)
Net investment income (loss) per unit (basic and diluted) (1)	$0.74	$0.65	$1.54	$1.34	$1.32	$1.97	$(0.92)
Dividends declared per common unit (basic)	$0.68	$0.68	$1.35	$1.35	$2.58	$1.24	$0.38
Statement of Asset and Liabilities Data:
Gross investments	$146,297,948	$129,903,947	$142,760,426	115,834,428	$70,552,476	$41,511,317	$7,692,100
Cash and restricted cash	2,770,589	2,591,857	3,069,409	2,171,771	18,984,162	7,639,801	2,756,475
Total assets	151,333,163	135,853,852	149,137,859	119,870,004	91,345,251	49,745,038	10,837,612
Borrowings	62,984,964	42,297,637	57,198,293	26,075,140	-	28,226,666	4,686,666
Total liabilities	65,102,120	45,340,677	59,723,603	28,997,689	2,490,765	29,777,936	5,079,149
Mezzanine equity	-	-	-	-	-	160,775	50,400
Total Net assets	86,231,043	90,513,175	89,414,256	90,872,315	88,854,486	19,806,327	5,708,063

(1)	The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, subscription rights, warrants, or debt securities may decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited history operating as a business development company and as a RIC, and HCAP Advisors has limited experience managing a business development company or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We were formed in February 2011 and commenced operations in September 2011. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of an investment in us could decline substantially.

In addition, prior to the completion of our initial public offering in May 2013, we did not operate as a business development company or as a RIC, and HCAP Advisors had never managed a business development company or RIC. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by HCAP Advisors. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. We and HCAP Advisors have limited experience operating or advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We are dependent upon our investment adviser’s key personnel for our future success.

Our day-to-day investment operations are managed by our investment adviser, subject to oversight and supervision by our board of directors. As a result, we depend on the diligence, skill and network of business contacts of the principals of our investment adviser. These individuals have critical industry experience and relationships that we rely on to implement our business plan. If our investment adviser loses the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that HCAP Advisors will remain our investment adviser.

The investment professionals of our investment adviser may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that these investment professionals will continue to dedicate a significant portion of their time to our investment activities; however, they may in the future engage in other business activities which could divert their time and attention from our investment activities.

Our business model depends to a significant extent upon strong referral relationships of the principals of our investment adviser, and their inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Our financial condition and results of operations depend on our ability to manage our business and our future growth effectively.

Our ability to achieve our investment objective depends on our ability to manage and grow our business. This depends, in turn, on our investment adviser’s ability to identify, invest in, and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our investment adviser’s structuring and execution of the investment process, its ability to provide competent, attentive and efficient services to us, and our access to financing on acceptable terms. The principals of our investment adviser will have substantial responsibilities under the investment advisory and management agreement. Such demands on their time may distract them or slow our rate of investment. In order to grow, our investment adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute effectively to the work of our investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We provide debt and equity capital primarily to small and mid-sized companies, which may present a greater risk of loss than providing debt and equity capital to larger companies.

Our portfolio consists primarily of debt and equity investments in small and mid-sized companies. Compared to larger companies, small and mid-sized companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business. In addition, many small and mid-sized companies may be unable to obtain financing from the public capital markets or other traditional sources, such as commercial banks, in part because loans made to these types of companies entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.

A variety of factors may affect the ability of borrowers to make scheduled payments on loans, including failure to satisfy financial targets and covenants, a downturn in a borrower’s industry or changes in the economy in general. In addition, investing in small and mid-sized companies in general involves a number of significant risks, including that small and mid-sized companies:

●

may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

●

typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render small and mid-sized companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

●

generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●

may from time to time be parties to litigation, and our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

●	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

●

may be particularly vulnerable to changes in customer preferences and market conditions, depend on a limited number of customers, and face intense competition, including from companies with greater financial, technical, managerial and marketing resources.

Any of these factors or changes thereto could impair a small or mid-sized company’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a borrower’s ability to make scheduled payments on our loans. This, in turn, could result in losses in our loan portfolio and a decrease in our net interest income and net asset value.

There may be uncertainty as to the value of our portfolio investments.

Substantially all of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities at fair value as determined in good faith by our board of directors and in accordance with generally accepted accounting principles in the United States, or “GAAP.” Our board of directors utilizes the services of independent valuation firms to aid it in determining the fair value of these securities. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, enterprise value and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may experience fluctuations in our operating results.

We could experience fluctuations in our operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There may be significant potential conflicts of interest in the future which could impact our investment returns.

The investment professionals of our investment adviser may in the future serve as officers, directors, principals, portfolio managers or advisers of or to entities that operate in the same or a related line of business as we do or of investment funds, accounts or vehicles managed by our investment adviser or its affiliates. Accordingly, they may in the future have obligations to investors in those funds, accounts or vehicles, the fulfillment of which obligations might not be in the best interests of us or our stockholders. We also note that any investment fund, account or vehicle managed by our investment adviser or its affiliates in the future may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. We intend to co-invest with investment funds, accounts and vehicles managed by our investment adviser where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. Without an exemptive order from the SEC (as described below), we generally will only be permitted to co-invest with such investment funds, accounts and vehicles when the only term that is negotiated is price. When we invest alongside other investment funds, accounts and vehicles managed by our investment adviser, we expect our investment adviser to make such investments on our behalf in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser. In situations where co-investment alongside other investment funds, accounts and vehicles managed by our investment adviser is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, our investment adviser will need to decide whether we or such other entity or entities will proceed with the investment. Our investment adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time. Although our investment adviser will endeavor to allocate investment opportunities in a fair and equitable manner in such event, it is possible that we may not be given the opportunity to participate in certain investments made by such other funds that are consistent with our investment objective.

In addition, on December 10, 2015, we received exemptive relief from the SEC permitting us greater flexibility to negotiate the terms of co-investments with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries, in each case in a manner consistent with our investment objectives and strategies as well as regulatory requirements and other pertinent factors (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries. We believe that such co-investments may afford us additional investment opportunities.

Our incentive fee may induce our investment adviser to pursue speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to pursue investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce it to invest on our behalf in instruments that have a deferred interest feature, such as payment-in-kind, or PIK, interest. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce or have the effect of eliminating such period’s incentive fee payment. However, in light of the 2% quarterly hurdle rate relating to the income incentive fee payable to our investment adviser, the reduction in such period’s income incentive fee may not correlate perfectly with the benefit, if any, previously received by the investment adviser with respect to the income incentive fee at the time of the accrual of such income.

Finally, the fact that the incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which could impair the value of our securities, particularly our common stock.

We may be exposed to higher risks with respect to our investments that include original issue discount or PIK interest.

Our investments may include original issue discount and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan's term. To the extent original issue discount or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•

Original issue discount and PIK instruments may have higher yields, but the higher yields reflect the payment deferral and higher credit risk associated with these instruments compared to cash interest coupon loans;

•

Original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of the associated collateral;

•

An election to defer PIK interest payments by adding them to the principal of such instruments increases the Company’s gross assets, which increases future base management fees, and, because interest payments will then be payable on a larger principal amount, the election also increases the Company’s investment adviser’s future income incentive fees at a compounding rate;

•

Market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash-pay securities;

•	The deferral of PIK interest on a loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan;

•	Even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•	Original issue discount creates the risk of non-refundable cash payments to the Company’s investment adviser based on non-cash accruals that may never be realized.

•

For accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact; and

•

The required recognition of original issue discount, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the Company’s investment company taxable income that must, nevertheless, be distributed in cash to investors to avoid it being subject to corporate level taxation.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which could impair the value of our securities, particularly our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we may not be able to monitor this potential conflict of interest.

PIK interest earned increases our assets under management and, as a result, will increase the amount of base management fees payable by us to HCAP Advisors

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to HCAP Advisors is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to laws and regulations at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act”, and we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We cannot predict if investors will find shares of our common stock less attractive because we rely on these exemptions. If some investors find our shares of common stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, or the “Securities Act,” for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1 billion in non-convertible debt during the prior three-year period.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

Regulations governing our operations will affect our ability to raise, and the method for raising, additional capital, which may expose us to risks.

Our business requires a substantial amount of capital. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness, or preferred stock, and we may borrow money from banks or other financial institutions, which we collectively refer to as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay distributions or issue additional senior securities may be restricted if our asset coverage were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, it will rank “senior” to common stock in our capital structure, and will have priority over our common stock as to the distribution of assets and payment of dividends. Preferred stockholders will also have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. The issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in the best interest of the holders of our common stock.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance our operations. As a business development company, we generally are not able to issue our common stock at a price below net asset value without first obtaining required approvals of our stockholders and independent directors. This requirement may limit our ability to issue additional stock to finance our operations, since our common stock may trade, and has traded at times, at a discount to our net asset value. In addition, if we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, which may subject them to dilution. If we cannot raise additional capital, we may be significantly constrained in our ability to make new investments and grow our business.

Previously proposed legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation introduced in the U.S. House of Representatives during the 113th Congress proposed to modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. If such legislation is re-introduced and passed, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Because we borrow money in connection with our investment activities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks associated with investing in our common stock. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not utilized leverage. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause our net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders.

At June 30, 2016, we had $63.0 million of outstanding indebtedness with an annualized cost of $3.8 million related to interest and unused line fees, deferred finance cost amortization, and deferred offering cost amortization. In order for us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our investments of at least 2.6%.

Advances under our Credit Facility bear interest at a rate per annum equal to the lesser of (i) LIBOR plus 3.25% and (ii) the maximum rate permitted under applicable law. In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month. The Credit Facility is secured by all of the Company’s assets. If we are unable to meet the financial obligations under the Credit Facility, and an Event of Default occurs and is not cured, the lenders under the Credit Facility could exercise their remedies against the Company’s assets and would have a superior claim to such assets over our stockholders.

The interest rate on our Notes is 7.00% per annum.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder	(22.0)%	(13.2)%	(4.4)%	(4.3)%	(13.1)%

Assumes (i) $151.3 million in total assets at June 30, 2016, (ii) $63.0 in outstanding indebtedness at June 30, 2016, (iii) $86.2 million in net assets at June 30, 2016 and (iv) average cost of funds of 6.06%, which is the estimated weighted average borrowing cost under our Credit Facility and our Notes at June 30, 2016.

All of our assets are subject to security interests under the Credit Facility, and if we default on our obligations under the Credit Facility, we may suffer materially adverse consequences, including foreclosure on our assets.

As of June 30, 2016, all of our assets were pledged as collateral under our Credit Facility. If we default on our obligations under the Credit Facility, the lenders have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. If the lenders exercise their right to sell the assets pledged under the Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility. Such deleveraging of our company could significantly impair our ability to effectively operate our business and otherwise have a material adverse effect on our financial condition, results of operations and cash flows. Further, in such a circumstance, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

Changes in interest rates may affect our cost of capital and net investment income.

We leverage our investments with borrowed money and plan to continue doing so. As a result our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. While we have a significant percentage of floating rate assets to match our floating rate liabilities, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments.

Our business and operation could be negatively affected if we become subject to shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in publicly traded companies and in the BDC space recently. Shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

Provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law and our certificate of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to holders of our common stock.

The investment advisory and management agreement with our investment adviser and the administration agreement with our administrator were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment advisory and management agreement with our investment adviser and the administration agreement with our administrator were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with JMP Group and its respective affiliates.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our securities. Nevertheless, the changes may adversely affect our business and affect our ability to make distributions.

The involvement of our investment adviser’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments are generally not in publicly traded securities. As a result, the values of these securities are not readily available. We value these securities at fair value as determined in good faith by our board of directors. In connection with that determination, and in addition to valuations prepared by the independent third party valuation firms that we employ, investment professionals from our investment adviser prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our investment adviser’s investment professionals in our valuation process could result in a conflict of interest as our investment adviser’s management fee is based on our gross assets.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the investment advisory and management agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

We may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the subordinated and senior debt investments that we intend to target should constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

As a RIC, we will be required to distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to maintain our eligibility for regulated investment company tax treatment. For U.S. federal income tax purposes, we will include in taxable income certain amounts that we have not yet received in cash, such as contracted payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income in advance of receiving cash payment, and will be separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in our debt instruments having “original issue discount,” or “OID,” for tax purposes, which we must recognize as ordinary income as such original issue discount accrues regardless of whether we have received any corresponding payment of such interest. Other features of debt instruments that we hold may also cause such instruments to generate original issue discount.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to maintain our eligibility for regulated investment company tax treatment. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for regulated investment company tax treatment and thus may become subject to corporate-level income tax.

We will be subject to corporate-level income tax and may default under our Credit Facility if we are unable to satisfy certain RIC qualification requirements under Subchapter M of the Code or do not satisfy the annual distribution requirement.

In order to satisfy the requirements for RIC tax treatment, we must meet the following annual distribution, income source and asset diversification requirements to be relieved of federal taxes on income and gains distributed to our stockholders.

●

The annual distribution requirement for a regulated investment company will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we will be subject to an asset coverage ratio requirement under the 1940 Act. If we are unable to obtain cash from other sources, we could fail to qualify for regulated investment company tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

●

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other regulated investment companies, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of regulated investment company status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to satisfy certain RIC qualification requirements under Subchapter M of the Code or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Furthermore, if we fail to maintain our qualification as a RIC, we may be in default under the terms of the Credit Facility. Such a failure would have a material adverse effect on us and our stockholders.

We will continue to need additional capital to finance our growth because we intend to distribute substantially all of our income to our stockholders to maintain our qualification as a RIC. If additional funds are unavailable or are not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a RIC, we intend to distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. As a business development company, we are generally required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock that we may issue in the future. Currently this coverage ratio is 200%. This requirement will limit the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally are not permitted to issue common stock priced below net asset value without stockholder and independent director approval. However, if we were to obtain the necessary approvals to issue securities at prices below net asset value, our stockholders’ investments would experience dilution as a result of such issuance. If additional funds are not available to us, we could be forced to curtail or cease our lending and investment activities, and our net asset value could decrease.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

Our business is dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

●	sudden electrical or telecommunications outages;
●	natural disasters such as earthquakes, tornadoes and hurricanes;
●	disease pandemics;
●	events arising from local or larger scale political or social matters, including terrorist acts; and
●	cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Relating to Economic Conditions

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets will likely increase and the value of our portfolio will likely decrease during these economic conditions. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Further, economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even if we had structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

From time to time, the U.S. capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the U.S. capital markets were unstable and experienced extreme volatility and disruption. Those disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities and resulted in illiquidity in parts of the capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in certain credit markets, and the failure of major financial institutions. Those capital markets conditions also resulted in recessionary conditions and depressed levels of consumer and commercial spending. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility, and there can be no assurance that adverse market conditions will not repeat themselves in the future or otherwise worsen. If existing market conditions worsen or the market conditions similar to those experienced from 2008 through 2009 were to be repeated for any substantial length of time, the U.S. capital markets could experience a prolonged period of market illiquidity, which could have a material adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets, or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow, and negatively impact our operating results.

In addition, significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Risks Relating to Our Investments

We operate in a highly competitive market for investment opportunities.

We face competition from entities that also make the types of investments that we plan to make. We compete with public and private funds (including other business development companies), commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to continue to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

 Our investments may be risky, and we could lose all or part of our principal.

Our portfolio consists primarily of directly originated investments in subordinated and senior debt of small to mid-size companies. In addition, we may make non-control, equity co-investments in these companies in conjunction with our debt investments.

Subordinated debt investments. We generally structure our subordinated debt investments with a security interest that ranks junior to a company’s secured debt in priority of payment, but senior to a company’s preferred or common stock. As such, other creditors will rank senior to us in the event of insolvency, which may result in an above average amount of risk and loss of principal.

Senior debt investments. We also invest in senior debt of small and mid-sized companies. Senior debt investments are typically secured by the assets of the portfolio company, including a pledge of the capital stock of the portfolio company’s subsidiaries, and are senior to all other junior capital in terms of payment priority. There is, however, a risk that the collateral securing these loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Equity investments. When we invest in subordinated debt or senior debt, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment adviser have material non-public information regarding such portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair our investment in a portfolio company.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

●	increase or maintain in whole or in part our equity ownership percentage in a portfolio company;

●	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

●	attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to any applicable legal requirements, including the RIC diversification requirements, and the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration or level of risk, either because we prefer other opportunities (or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC tax status).

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by the management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we generally do not take controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, stockholder distributions with respect to our common stock, which could result in a decline in the market price of our shares.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our investment adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in subordinated debt, senior debt, and, to a lesser extent, equity securities issued by our portfolio companies. Some of our portfolio companies have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

 Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our portfolio is concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio is concentrated in a limited number of portfolio companies and industries. Although we will be subject to the asset diversification requirements associated with our qualification as a regulated investment company under the Code and have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector, our portfolio may be subject to concentration risk due to our investment in a limited number of portfolio companies. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. The continued failure by borrowers under these loans to pay interest and repay principal, and the failure by other borrowers to make such payments, could have a material adverse effect on our financial condition and results of operation and, consequently, our ability to meet our payment obligations under the Notes.

Risks Relating to Our Securities and an Offering of Our Securities

We may be unable to invest a significant portion of the net proceeds from an offering of our securities on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering of our securities may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. government and agency securities, repurchase agreements relating to such securities, and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the return on an investment in us may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount to net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our independent directors make certain determinations.

If our investments do not meet our performance expectations, our stockholders may not receive distributions or a portion of our distributions may be a return of capital.

We make and expect to continue to make distributions on a monthly basis to our stockholders. We may not be able to achieve operating results that will allow us to continue to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in our Credit Facility and any future credit facilities may limit our ability to make distributions in certain circumstances. If we do not distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term losses, we will be subject to corporate-level federal income tax, which may reduce the amounts available for distribution. We cannot assure you that you will receive distributions at a particular level or at all.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. See “Certain U.S. Federal Income Tax Considerations.”

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

●	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

●	failure to satisfy the requirements to receive RIC tax treatment or to qualify as a business development company;

●	changes in earnings or variations in operating results;

●	changes in the value of our portfolio of investments;

●	changes in accounting guidelines governing valuation of our investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

●	departures of key personnel;

●	loss of a major funding source;

●	operating performance of companies comparable to us;

●	litigation and governmental investigations; and

●	economic and political conditions or events.

Such fluctuations in the market price and demand for our common stock may limit or prevent investors from readily selling their common stock and may otherwise negatively affect the liquidity of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, and higher volatility or loss of principal, than alternative investment options. Our investments in portfolio companies may be speculative and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile or otherwise adversely affected.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock and/or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock and/or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could also adversely affect the market price for our common stock by making an investment in our common stock less attractive. In addition, except in limited circumstances, the 1940 Act imposes certain features onto any preferred stock we issue that may make an investment in our common stock less attractive or otherwise limit our operational flexibility, including:

●	preferred stock constitutes a “senior security” for purposes of the 200% asset coverage test;

●	dividends on any preferred stock we issue generally must be cumulative;

●	payment of dividends on and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders;

●

the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are in arrears by two years or more; and

●

generally we will not be permitted to declare a cash distribution on our common stock or purchase our common stock unless our preferred stock (together with all of our other senior securities) has at the time of the declaration of any such distribution or at the time of any such purchase an asset coverage ratio of at least 200% (after deducting the amount of such dividend, distribution or purchase price, as the case may be).

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities.

We would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

●	the time remaining to the maturity of these debt securities;

●	the outstanding principal amount of debt securities with terms identical to these debt securities;

●	the general economic environment;

●	the supply of debt securities trading in the secondary market, if any;

●	the redemption, repayment or convertible features, if any, of these debt securities;

●	the level, direction and volatility of market interest rates generally; and

●	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

 Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to business development companies by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

●	our future operating results, including the performance of our existing investments;

●	the introduction, withdrawal, success and timing of business initiatives and strategies;

●	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

●	the relative and absolute investment performance and operations of our investment adviser;

●	the impact of increased competition;

●	the impact of investments we intend to make and future acquisitions and divestitures;

●	our ability to turn potential investment opportunities into transactions and thereafter into completed and successful investments;

●	the ability of our portfolio companies to achieve their objectives;

●	our business prospects and the prospects of our portfolio companies;

●	our regulatory structure and tax status;

●	the adequacy of our cash resources and working capital;

●	the timing of cash flows, if any, from the operations of our portfolio companies;

●	the impact of interest rate volatility on our results, particularly because we use leverage as part of our investment strategy;

●	the impact of legislative and regulatory actions and reforms and regulatory, supervisory, or enforcement actions of government agencies relating to us or our investment adviser;

●	our contractual arrangements and relationships with third parties;

●	our ability to access capital and any future financings by us; and

●	the ability of our investment adviser to attract and retain highly talented professionals.

Our use of words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “seek,” “plan,” “should,” “could,” “would,” “may,” “might,” “will,” and “potential” and similar words indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement.

We have based the forward-looking statements included in this prospectus and the accompanying prospectus supplement, if any on information available to us on the date of this prospectus and the accompanying prospectus supplement, if any, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus and the accompanying prospectus supplement, if any.

USE OF PROCEEDS

We plan to use the net proceeds of this offering to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings under our Credit Facility. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take less than six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Market under the symbol “HCAP.” In connection with our initial public offering, our shares of common stock began trading on May 3, 2013, and before that date, there was no established trading market for our common stock. The following table sets forth the range of high and low closing prices of our common stock as reported on the NASDAQ Global Market for each fiscal quarter since our initial public offering.

	NAV	Closing Sales Price(2)		Premium or Discount of High Sales Price to	Premium or Discount Price of Low Sales to
Fiscal Year Ended	Per Share(1)	High	Low	NAV(3)	NAV(3)

December 31, 2016
Fourth Quarter (through October 14, 2016)	*	$12.45	$12.10	*	*
Third Quarter	*	$13.09	$12.13	*	*
Second Quarter	$13.71	$13.45	$12.22	(1.9)%	(10.9)%
First Quarter	$13.90	$12.17	$10.02	(12.4)%	(27.9)%

December 31, 2015
Fourth Quarter	$14.26	$12.42	$10.97	(12.9)%	(23.1)%
Third Quarter	$14.27	$14.37	$11.85	0.7%	(17)%
Second Quarter	$14.47	$14.39	$11.93	(0.6)%	(17.6)%
First Quarter	$14.30	$13.00	$11.50	(9.1)%	(19.6)%

December 31, 2014
Fourth Quarter	$14.60	$13.12	$11.21	(10.1)%	(23.2)%
Third Quarter	$14.51	$14.95	$13.15	3%	(9.4)%
Second Quarter	$14.52	$15.03	$13.80	3.5%	(5)%
First Quarter	$14.48	$15.65	$14.84	8.1%	2.5%

December 31, 2013
Fourth Quarter	$14.45	$15.50	$14.36	7.3%	(0.6)%
Third Quarter	$14.69	$15.55	$14.51	5.9%	(1.2)%
Second Quarter (from May 2, 2013)(4)	$14.85	$15.64	$14.83	5.3%	(0.1)%

(1)

NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for dividends.

(3)	Calculated as the respective high or low sales price divided by the quarter end NAV and subtracting 1.

(4)	Our stock began trading on May 3, 2013.

*	Not determinable at the time of filing.

The last reported sale price for our common stock on the NASDAQ Global Market on October 14, 2016 was $12.19 per share. As of October 14, 2016, we had 26 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether the common stock will trade at, above, or below net asset value per share.

In that regard, for portions of 2016 and 2015, including during the three months and six months ended June 30, 2016, our common stock traded at a discount to our then-current net asset value.

Our dividends, if any, are determined by our board of directors. We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. If we maintain our qualification as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To receive RIC tax treatment, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make deemed distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted an “opt out” dividend reinvestment plan, or “DRIP,” for our common stockholders. As a result, if we make cash distributions, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We make and expect to continue to make distributions on a monthly basis to our stockholders. We may not be able to achieve operating results that will allow us to continue to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in our Credit Facility and any future credit facilities may limit our ability to make distributions in certain circumstances. If we do not distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term losses, we will be subject to corporate-level U.S. federal income tax, which may reduce the amounts available for distribution. We cannot assure you that you will receive distributions at a particular level or at all.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that our board of directors has declared on our common stock since on our common stock since our initial public offering in May 2013:

Declaration Date	Record Date	Payment Date	Amount (1)

Aug 4, 2016	August 19, 2016	August 25, 2016	$0.1125
Aug 4, 2016	September 15, 2016	September 22, 2016	0.1125
Aug 4, 2016	October 13, 2016	October 20, 2016	0.1125
May 4, 2016	July 14, 2016	July 21, 2016	0.1125
May 4, 2016	June 16, 2016	June 23, 2016	0.1125
May 4, 2016	May 20, 2016	May 27, 2016	0.1125
February 3, 2016	April 21, 2016	April 28, 2016	0.1125
February 3, 2016	March 17, 2016	March 24, 2016	0.1125
February 3, 2016	February 18, 2016	February 25, 2016	0.1125
November 3, 2015	January 14, 2016	January 21, 2016	0.1125
November 3, 2015	December 17, 2015	December 24, 2015	0.1125
November 3, 2015	November 20, 2015	November 27, 2015	0.1125
August 5, 2015	October 15, 2015	October 22, 2015	0.1125
August 5, 2015	September 17, 2015	September 24, 2015	0.1125
August 5, 2015	August 20, 2015	August 27, 2015	0.1125
May 1, 2015	July 23, 2015	July 30, 2015	0.1125
May 1, 2015	June 18, 2015	June 25, 2015	0.1125
May 1, 2015	May 21, 2015	May 28, 2015	0.1125
February 13, 2015	April 23, 2015	April 30, 2015	0.1125
February 13, 2015	March 20, 2015	March 27, 2015	0.1125
February 13, 2015	February 23, 2015	February 27, 2015	0.1125
November 6, 2014	January 22, 2015	January 29, 2015	0.1125
November 6, 2014	December 17, 2014	December 24, 2014	0.1125
November 6, 2014	November 24, 2014	November 28, 2014	0.1125
August 5, 2014	October 16, 2014	October 23, 2014	0.1125
August 5, 2014	September 18, 2014	September 25, 2014	0.1125
August 5, 2014	August 25, 2014	August 29, 2014	0.1125
March 26, 2014	July 17, 2014	July 24, 2014	0.1125
March 26, 2014	June 19, 2014	June 26, 2014	0.1125
March 26, 2014	May 22, 2014	May 29, 2014	0.1125
February 5, 2014	April 17, 2014	April 24, 2014	0.1125
February 5, 2014	March 20, 2014	March 27, 2014	0.1125
February 5, 2014	February 20, 2014	February 27, 2014	0.1125
November 5, 2013	January 16, 2014	January 23, 2014	0.1125
November 5, 2013	December 19, 2013	December 26, 2013	0.1125
November 5, 2013	November 21, 2013	November 29, 2013	0.1125
August 2, 2013	October 17, 2013	October 24, 2013	0.1125
August 2, 2013	September 19, 2013	September 26, 2013	0.1125
August 2, 2013	August 23, 2013	August 30, 2013	0.1125
June 6, 2013	July 11, 2013	July 18, 2013	0.1125
June 6, 2013	June 20, 2013	June 27, 2013	0.0900
Total			$4.59

(1)

Tax characteristics of all dividends paid by us (or the applicable withholding agent) are reported to stockholders on Form 1099 after the end of the calendar year. For the year ended December 31, 2013, $445,303 (or 9.5%) of the distributions paid by the Company constituted a return of capital. For the years ended December 31, 2014 and 2015, none of the distributions paid by the Company constituted a return of capital.

Our future monthly dividends, if any, will be determined by our board of directors.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our financial statements, including the notes to those statements, included in this prospectus.

	For The Six Months Ended June 30,	For The Year Ended December 31,				For September 6, 2011 (commencement of operations) through December 31,
	2016	2015	2014	2013	2012	2011
Fixed charges:
Interest expense	$1,860,846	$3,382,543	$923,350	$1,028,841	$974,369	$126,791
Total Fixed charges	$1,860,846	$3,382,543	$923,350	$1,028,841	$974,369	$126,791

Earnings available for fixed charges:
Pre-tax income (loss)	$992,668	$6,411,013	$9,395,482	$4,122,161	$3,686,859	$(201,157)
Add: Fixed charges	1,860,846	3,382,543	923,350	1,028,841	974,369	126,791
Total Earnings available for fixed charges	$2,853,514	$9,793,556	$10,318,832	$5,151,002	$4,661,228	$(74,366)

Earnings to fixed charges (1)	1.53	2.90	11.18	5.01	4.78	*

* Earnings for the period from commencement of operations through December 31, 2011 were inadequate to cover fixed charges by $201,157.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

We were formed as a Delaware corporation on November 14, 2012. We completed our initial public offering on May 7, 2013, raising $51.0 million in gross proceeds. On May 17, 2013, we raised another $6.5 million in gross proceeds from the closing of the initial public offering underwriters’ overallotment option. Immediately prior to the initial public offering, we acquired Harvest Capital Credit LLC in a merger whereby the outstanding limited liability company membership interests of Harvest Capital Credit LLC were converted into shares of our common stock and we assumed and succeeded to all of Harvest Capital Credit LLC’s assets and liabilities, including its entire portfolio of investments. We issued 2,246,699 shares of our common stock for all of Harvest Capital Credit LLC’s 2,266,974 outstanding membership interests in connection with the merger. Harvest Capital Credit LLC is considered to be our predecessor for accounting purposes and, as such, its financial statements are our historical financial statements.

  As used herein, the terms “we”, “us” and the “Company” refer to Harvest Capital Credit LLC for the periods prior to the initial public offering and refer to Harvest Capital Credit Corporation for the periods after the initial public offering.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and to a lesser extent, minority equity investments. We plan to accomplish our investment objective by targeting investments in small and mid-sized U.S. private companies with annual revenues of less than $100 million and EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million. We believe that transactions involving companies of this size offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, as a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private operating companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We have also elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and we intend to receive RIC tax treatment annually. To receive RIC tax treatment, we must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income we distribute to our stockholders, provided we distribute at least 90% of our ordinary income and short term capital gains.

Portfolio

Portfolio Composition

As of June 30, 2016, we had $146.3 million (at fair value) invested in 34 companies. As of June 30, 2016, our portfolio was comprised of approximately 50.0% senior secured term loans (including last-out senior secured loans), 45.6% junior secured term loans, 3.5% equity investments and 0.9% CLO equity investments.

As of December 31, 2015, we had $142.8 million (at fair value) invested in 33 companies. As of December 31, 2015, our portfolio was comprised of approximately 56.8% senior secured term loans, 40.8% junior secured term loans, 1.3% equity investments and 1.1% CLO equity investments.

We originate and invest primarily in privately-held middle-market companies (typically those with less than $15.0 million of EBITDA) through first lien and second lien debt, oftentimes with a corresponding equity investment component. The composition of our investments as of June 30, 2016 and December 31, 2015 was as follows:

	As of June 30, 2016		As of December 31, 2015
	Cost	Fair Value	Cost	Fair Value

Senior Secured (1)	$74,537,217	$73,085,025	$81,879,369	$81,131,788
Junior Secured	69,326,537	66,712,408	59,156,136	58,236,001
Equity	5,017,550	5,104,311	1,626,897	1,824,777
CLO Equity	1,503,129	1,396,204	1,567,860	1,567,860
Total Investments	$150,384,433	$146,297,948	$144,230,262	$142,760,426

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

At June 30, 2016, our average portfolio company debt investment at amortized cost and fair value was approximately $4.8 million and $4.7 million, respectively, and our largest portfolio company debt investment by amortized cost and fair value was approximately $12.7 million and $12.9 million, respectively. At December 31, 2015, our average portfolio company debt investment at amortized cost and fair value was approximately $4.4 million and $4.3 million, respectively, and our largest portfolio company debt investment by amortized cost and fair value was approximately $12.9 million and $13.1 million, respectively.

At June 30, 2016, 65.1% of our debt investments bore interest based on floating rates (some of which were subject to interest rate floors), such as LIBOR, and 34.9% of the debt investments bore interest at fixed rates. At December 31, 2015, 70.9% of our debt investments bore interest based on floating rates (some of which were subject to interest rate floors), such as LIBOR, and 29.1% bore interest at fixed rates.

The weighted average effective yield on all of our debt investments and other income producing investments, excluding Shinnecock CLO 2006-1 Ltd. and equity components of the investment portfolio, as of June 30, 2016 and December 31, 2015, was approximately 13.6% and 13.9%, respectively. The weighted average effective yield is computed using the effective interest rates for such investments, including cash and PIK interest as well as the accretion of deferred fees. The individual investment yields are then weighted by the respective fair values of the investments (as of the date presented) in calculating the weighted average effective yield of the portfolio.

For investments that have a PIK interest component, PIK interest is accrued each period but generally not collected until the debt investment is sold or paid off. A roll forward of PIK interest accruals and collections for the three months ended June 30, 2016 and June 30, 2015 is summarized in the table below. PIK collections for the three months ended June 30, 2016 were mainly driven by the payoff of Infinite Aegis, LLC.

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

PIK, beginning of period	$1,473,382	$1,811,519	$1,756,332	$1,524,126
Accrual	397,364	314,992	551,189	621,118
Payments	—	(51,117)	(436,775)	(69,850)
PIK, end of period	$1,870,746	$2,075,394	$1,870,746	$2,075,394

Investment Activity

During the three months ended June 30, 2016, we closed $2.5 million of debt investments in an existing portfolio company. During the three months ended June 30, 2015, we closed $4.8 million of debt investments in one new portfolio company and two of our existing portfolio companies.

During the three months ended June 30, 2016, we did not exit any debt or equity investments. During the three months ended June 30, 2015, we did not exit any debt or equity investments.

Our level of investment activity can vary substantially from period to period depending on many factors, including the level of merger and acquisition activity in our target market, the general economic environment and the competitive environment for the types of investments we make.

Asset Quality

In addition to various risk management and monitoring tools, we use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.

•

Investment Rating 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.

•

Investment Rating 3 is used for investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.

•

Investment Rating 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 are those for which there is an increased possibility of some loss of return but no loss of principal is expected.

•

Investment Rating 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 are those for which some loss of return and principal is expected.

The following table shows the investment rankings of our debt investments at fair value (in millions):

	As of June 30, 2016			As of December 31, 2015
Investment Rating	Fair Value	% of Total Portfolio	Number of Debt Investments	Fair Value	% of Total Portfolio	Number of Debt Investments

1	$40.4	28.9%	8	$31.5	22.6%	5
2	70.1	50.2%	16	87.7	62.9%	19
3	17.5	12.5%	3	12.1	8.7%	3
4	11.4	8.2%	2	7.2	5.2%	2
5	0.3	0.2%	1	0.9	0.6%	1
	$139.7	100.0%	30	$139.4	100.0%	30

Loans and Debt Securities on Non-Accrual Status

We do not accrue interest on loans and debt securities if we doubt our ability to collect such interest. Generally, we will place the loan on non-accrual for such investments in which interest has not been paid for greater than 90 days. As of June 30, 2016, we had two loans on non-accrual status which comprised 8.3% of our debt investments at cost. As of December 31, 2015, we had one loan on non-accrual status which comprised approximately 1.1% of our debt investments at cost. The failure by a borrower or borrowers to pay interest and repay principal could have a material adverse effect on our financial condition and results of operation.

Results of Operations

An important measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net change in unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses, including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net change in unrealized appreciation (depreciation) on investments is the net unrealized change in the fair value of our investment portfolio.

Comparison of the Three Months and Six Months Ended June 30, 2016 and June 30, 2015

 Revenues

We generate revenue primarily in the form of interest income on debt investments and, to a lesser extent, capital gains on equity investments we make in portfolio companies. Our debt investments typically have terms of five to seven years and bear interest at a fixed or floating rate. Interest on our debt investments is payable at least quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment, commitment, loan origination, structuring or due diligence fees and consulting fees, which may be non-recurring in nature.

Investment income for the three months ended June 30, 2016 totaled $4.7 million, compared to investment income of $4.7 million for the three months ended June 30, 2015. Investment income for the three months ended June 30, 2016 was comprised of $3.9 million in cash interest, $0.4 million in PIK interest and $0.4 million in fees earned on the investment portfolio. Investment income for the three months ended June 30, 2015 was comprised of $3.9 million in cash interest, $0.3 million in PIK interest and $0.4 million in fees earned on the investment portfolio. The slight increase in investment income in the three months ended June 30, 2016 is primarily attributable to a larger investment portfolio during the period, offset by the impact of an increase in non-accrual investments, as compared to the three months ended June 30, 2015.

Investment income for the six months ended June 30, 2016 totaled $10.2 million, compared to investment income of $8.8 million for the six months ended June 30, 2015. Investment income for the six months ended June 30, 2016 was comprised of $8.7 million in cash interest, $0.6 million in PIK interest and $0.9 million in fees earned on the investment portfolio. Investment income for the six months ended June 30, 2015 was comprised of $7.3 million in cash interest, $0.6 million in PIK interest and $0.8 million in fees earned on the investment portfolio. The increase in investment income in the six months ended June 30, 2016 is primarily attributable to a larger investment portfolio during the period, partially offset by the impact of an increase in non-accrual investments, as compared to the six months ended June 30, 2015.

Expenses

Our primary operating expenses include the payment of fees to HCAP Advisors LLC ("HCAP Advisors") under the investment advisory and management agreement, our allocable portion of overhead expenses under the administration agreement with JMP Credit Advisors, and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which include:

•	Interest expense and unused line fees;

•	professional fees and expenses associated with independent audits and outside legal costs;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing and telephone;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•	other expenses incurred in connection with administering our business.

Operating expenses totaled $2.7 million for the three months ended June 30, 2016, compared to $2.7 million for the three months ended June 30, 2015. Operating expenses in both periods consisted of interest expense, base and incentive management fees, administrator expenses, interest and related fees, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses.

Operating expenses totaled $5.6 million for the six months ended June 30, 2016, compared to $4.8 million for the six months ended June 30, 2015. The increase in operating expenses was due to higher interest expense and management fees (discussed in greater detail below) for the six months ended June 30, 2016, compared to the six months ended June 30, 2015.

Interest expense increased $0.4 million in the six months ended June 30, 2016, compared to June 30, 2015 due to higher outstanding indebtedness during this period.

The base management fee for the three months ended June 30, 2016 was $744,016, compared to $654,905 for the three months ended June 30, 2015. The increase in the base management fee is attributable to increased gross investments during the three months ended June 30, 2016, as compared to the three months ended June 30, 2015.

The base management fee for the six months ended June 30, 2016 was $1.5 million, compared to $1.3 million for the six months ended June 30, 2015. The increase in the base management fee is attributable to increased gross investments during the six months ended June 30, 2016, as compared to the six months ended June 30, 2015.

Incentive management fees for the three months ended June 30, 2016 were $318,536, compared to $543,946 for the three months ended June 30, 2015. Incentive management fees for the six months ended June 30, 2016 were $1.0 million, compared to $0.9 million for the six months ended June 30, 2015. The decrease in incentive management fees for the three months ended June 30, 2016, compared to the three months ended June 30, 2015 is a result of the total return provision in the advisory and management agreement. The incentive fees paid or owed to HCAP Advisors are subject to a three year total return requirement, such that no incentive fee, in respect of pre-incentive fee net investment income, will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the calendar quarter for which such fees are being calculated and the 11 preceding quarters exceeds the cumulative incentive fees paid or accrued over the 11 preceding quarters. Due to this total return requirement, incentive fees of $0.2 million were not paid or accrued for the three months ended June 30, 2016.

Net Investment Income

For the three months and six months ended June 30, 2016, net investment income was $2.1 million and $4.6 million, compared to $2.1 million and $4.1 million for the three months and six months ended June 30, 2015. For the three months and six months ended June 30, 2016, net investment income per share was $0.33 and $0.74 compared to $0.33 and $0.65 for the three months and six months ended June 30, 2015.

Net Realized Gains and Losses

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income.

We recognized $0.1 million in net realized gains on our investments for the three months ended June 30, 2016, compared to $0.7 million in net realized losses on our investments in the three months ended June 30, 2015.  We recognized  $1.2 million in net realized losses on our investments for the six months ended June 30, 2016, compared to $0.7 million in net realized losses on our investments in the three months ended June 30, 2015.

Net Change in Unrealized (Depreciation) Appreciation of Investments

Net change in unrealized appreciation (depreciation) primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation (depreciation) on investments totaled $(1.1) million and $(2.6) million for the three months and six months ended June 30, 2016, compared to $1.8 million and $0.1 million for the three months and six months ended June 30, 2015.

Net Increase in Net Assets Resulting from Operations

The net increase in net assets resulting from operations was $1.0 million for the three months ended June 30, 2016, compared to $3.2 million for the three month ended June 30, 2015. The $2.2 million decrease for the three months ended June 30, 2016, compared to the three months ended June 30, 2015, was primarily attributable to a $2.2 million negative change in the net unrealized and realized (losses) gains on investments for the three months ended June 30, 2016, as compared to the three months ended June 30, 2015.

The net increase in net assets resulting from operations was $0.9 million for the six months ended June 30, 2016, compared to $3.5 million for the six month ended June 30, 2015. The $2.6 million decrease for the six months ended June 30, 2016, compared to the six months ended June 30, 2015,was primarily attributable to a $3.2 million increase in the total net unrealized and realized losses on investments, partially offset by a $0.6 million increase in net investment income for the six months ended June 30, 2016, as compared to the six months ended June 30, 2015.

Comparison of the Years Ended December 31, 2015 and December 31, 2014

Revenues

We generate revenue primarily in the form of interest income on debt investments and, to a lesser extent, capital gains on equity investments we make in portfolio companies. Our debt investments typically have terms of five to seven years and bear interest at a fixed or floating rate. Interest on our debt investments is payable at least quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment, commitment, loan origination, structuring or due diligence fees and consulting fees.

Investment income for the year ended December 31, 2015 totaled $20.3 million, compared to investment income of $14.7 million for the year ended December 31, 2014. Investment income for the year ended December 31, 2015 was comprised of $16.5 million in cash interest, $1.1 million in PIK interest, $2.5 million in fees earned on the investment portfolio and $0.3 million in other interest income. Investment income for the year ended December 31, 2014 was comprised of $11.1 million in cash interest, $1.4 million in PIK interest, $1.5 million in fees earned on the investment portfolio and $0.7 million in other interest income. The $5.6 million increase in investment income in the year ended December 31, 2015 is primarily attributable to a larger investment portfolio during the period, as compared to the year ended December 31, 2014.

Expenses

Our primary operating expenses include the payment of fees to HCAP Advisors LLC under the investment advisory and management agreement, our allocable portion of overhead expenses under the administration agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, which include:

•	Interest expense and unused line fees;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs, and

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws.

Operating expenses totaled $10.7 million for the year ended December 31, 2015, compared to $6.4 million for the year ended December 31, 2014. Operating expenses in both periods consisted of interest expense, base and incentive management fees, administrator expenses, interest and related fees, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses. The increase in operating expenses was due to higher interest expense, base management fees, incentive management fees and administrative expenses for the year ended December 31, 2015 compared to the year ended December 31, 2014. Additionally, incentive management fees of $0.3 million were waived by our Investment Advisor in 2014.

Base management fees for the year ended December 31, 2015 were $2.7 million, compared to $1.9 million for the year ended December 31, 2014. The increase in base management fees is attributable to increased gross investments in 2015 as compared to 2014.

Incentive management fees for the year ended December 31, 2015 were $2.2 million, compared to $2.1 million for the year ended December 31, 2014. The increase in incentive management fees is attributable to higher net investment income in 2015 as compared to 2014.

 Administrative services expense was $0.7 million for the year ended December 31, 2015, compared to $0.5 million for the year ended December 31, 2014. The Company negotiated a new cap with JMP Credit Advisors on amounts payable under the administration agreement for 2015. The cap included quarterly limits based upon growth in the portfolio and an annual cap such that amounts payable would not exceed $0.8 million for the year. The actual administrative services expense that would have been payable to JMP Credit Advisors for the year ended December 31, 2015 exceeded this proportionate share of the cap by approximately $0.1 million.

Other operating expenses included general and administrative expenses such as legal, accounting and a portion of the expense incurred in valuing our portfolio companies.

Net Investment Income

For the year ended December 31, 2015, net investment income was $9.7 million, compared to $8.3 million for the year ended December 31, 2014. For the year ended December 31, 2015, net investment income per share was $1.54, compared to $1.34 for the year ended December 31, 2014.

Net Realized Gains and Losses

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income.

We recognized $1.1 million in realized losses on our investments for the year ended December 31, 2015 and $0.7 million in realized gains on our investments in the year ended December 31, 2014.

 Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments totaled $(2.2) million for the year ended December 31, 2015 and $0.5 million for the year ended December 31, 2014.

Net Increase in Net Assets Resulting from Operations

The net increase in net assets resulting from operations was $6.4 million for the year ended December 31, 2015 and $9.4 million for the year ended December 31, 2014. The $3.0 million decrease for the year ended December 31, 2015, compared to the year ended December 31, 2014 reflects the $1.4 million increase in net investment income described above and the $4.4 million increase in net unrealized and realized losses on investments.

Comparison of the Years Ended December 31, 2014 and the December 31, 2013

Revenues

Investment income for the year ended December 31, 2014 totaled $14.7 million, compared to investment income of $8.8 million for the year ended December 31, 2013. Investment income for the year ended December 31, 2014 was comprised of $11.1 million in cash interest, $1.4 million in PIK interest, $1.5 million in fees earned on the investment portfolio and $0.7 million in other interest income. Investment income for the year ended December 31, 2013 was comprised of $6.6 million in cash interest, $1.1 million in PIK interest, $1.0 million in fees earned on the investment portfolio and $0.1 million in other interest income. The increase in investment income in the year ended December 31, 2014 is attributable to a larger investment portfolio during the period, as compared to the year ended December 31, 2013.

Expenses

Operating expenses, net of fees waived by our investment adviser under the waiver agreement, totaled $6.4 million for the year ended December 31, 2014 compared to $2.9 million for the year ended December 31, 2013. Operating expenses in both periods consisted of interest expense, base and incentive management fees, administrator expenses, interest and related fees, professional fees, valuation fees, insurance expenses, directors’ fees, and other general and administrative expenses. The increase in operating expenses was due to higher base management fees, incentive management fees and administrative expenses for the year ended December 31, 2014 compared to the year ended December 31, 2013.

Of the $6.4 million in operating expenses for the year ended December 31, 2014, we recorded an administrative services expense of $0.5 million. The Company negotiated a fee cap under the administration agreement with JMP Credit Advisors that limited the amounts payable by the Company to $150,000 for each of the quarters ending June 30, September 30 and December 30, 2014. This was an increase over the $275,000 annual fee cap that was in place from the time of our IPO until March 31, 2014. The actual administrative services expense that would have been payable to JMP Credit Advisors for the year ended December 31, 2014 exceeded this proportionate share of the cap by approximately $0.4 million.

The base management fee for the year ended December 31, 2014 was $1.9 million, compared to $0.8 million for the year ended December 31, 2013. The increase in the base management fee is attributable to increased gross investments and decreased cash holdings during the year ended December 31, 2014, as compared to the year ended December 31, 2013. Incentive management fees for the year ended December 31, 2014 were $2.1 million, compared to $(0.1) million for the year ended December 31, 2013. The increase in incentive management fees is attributable to the $1.1 million realized gains and unrealized appreciation for the year ended December 31, 2014, compared to $1.7 million in unrealized depreciation in 2013, and exceeding the income incentive fee hurdle for the period of time following the expiration of the incentive management fee waiver (discussed below) through December 31, 2014. See the discussion below for more information on our base and incentive fee expenses.

Our historical expense structure changed as a result of the completion of our initial public offering as follows:

•

The base management fee payable to our investment adviser prior to the initial public offering was calculated at an annual rate of 2.0% of our gross assets, including assets acquired with the use of borrowings. However, our investment adviser had agreed to waive the base management fee payable to it prior to the initial public offering with respect to any assets acquired by us through the use of borrowings under our then-existing credit facility until such time that the credit facility has been repaid in full and terminated. Moreover, our investment adviser received a base management fee prior to the initial public offering with respect to cash and cash equivalents held by us. Subsequent to the initial public offering, the base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage, but excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. Moreover, the waiver agreement described above with respect to assets acquired by us through the use of borrowings under the credit facility was terminated in connection with our initial public offering. As a result, a base management fee is payable to our investment adviser on all assets acquired by us through the use of borrowings, including under the Credit Facility (defined below).

•

In connection with our initial public offering, our investment adviser agreed to permanently waive all or such portion of the incentive fee that it would have otherwise collected from us to the extent necessary to support a minimum dividend yield of 9% for the period of time commencing with our initial public offering through March 31, 2014. The 9% dividend hurdle was based upon our initial public offering price of $15 times the number of shares of our common stock outstanding plus the number of shares of common stock issued pursuant to our dividend reinvestment plan during the waiver period. Incentive fee expense, net of fees waived under the waiver agreement, for the year ended December 31, 2014 totaled $1,824,062. The capital gains incentive fee is determined and paid annually with respect to realized capital gains (but not unrealized capital gains) to the extent such realized capital gains exceed realized and unrealized capital losses for such year. The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized and unrealized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company’s investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and includes only realized capital gains for the period. The Company recorded net unrealized appreciation of $464,416 for the year ended December 31, 2014 and net unrealized depreciation of $(1,760,105) since our initial public offering.

•

The incentive fee expense also included the waiver of $320,827 in income incentive fees that would otherwise have been payable to the Company’s investment adviser for the period ended March 31, 2014 but for the 9% minimum dividend yield waiver provision described above.

•

Only a portion of the 2013 periods (i.e., from May 2, 2013, the date of our initial public offering, to December 31, 2013) reflect the change in our historical expense structure for the items noted above as well as our operations as a public company. As a result, the full impact of such changes will be more evident in future periods.

Other operating expenses included general and administrative expenses such as legal, accounting and valuation expense.

Net Investment Income

For the year ended December 31, 2014, net investment income was $8.3 million, compared to $5.8 million for the year ended December 31, 2013. For the year ended December 31, 2014, net investment income per share was $1.34, compared to $1.32 for the year ended December 31, 2013.

Net Realized Gains and Losses

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income.

We recognized $665,813 in realized gains on our investments for the year ended December 31, 2014 and we did not recognize any realized gains or losses on our investments in the year ended December 31, 2013.

Net Change in Unrealized Appreciation of Investments

Net change in unrealized appreciation (depreciation) primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments totaled $0.5 million for the year ended December 31, 2014 and $(1.7) million for the year ended December 31, 2013.

Net Increase in Net Assets Resulting from Operations

The net increase in net assets resulting from operations was $9.4 million for the year ended December 31, 2014 and $4.1 million for the year ended December 31, 2013. The $5.3 million increase for the year ended December 31, 2014, compared to the year ended December 31, 2013 reflects the $2.4 million increase in net investment income described above and the $2.8 million increase in net unrealized and realized gains on investments

Financial Condition, Liquidity and Capital Resources

Cash Flows from Operating and Financing Activities

Our operating activities used cash of $2.0 million and $10.9 million for the six months ended June 30, 2016 and June 30, 2015, respectively, primarily in connection with the funding of new investments. Our financing activities provided cash of $1.7 million and $11.3 million, respectively, for the six months ended June 30, 2016 and June 30, 2015. Our financing activities for the six months ended June 30, 2016 were primarily in connection with dividends paid to shareholders and net borrowings on our Credit Facility.

Our liquidity and capital resources are derived from our Credit Facility (defined below), proceeds received from cash flows from operations, including investment sales and repayments. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as the payment of dividends to the holders of our common stock. We used, and expect to continue to use, these capital resources as well as proceeds from public and private offerings of securities to finance our investment activities.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, if our common stock trades at a price below our then-current net asset value per share, we may be limited in our ability to raise equity capital given that we cannot sell our common stock at a price below net asset value per share unless our stockholders approve such a sale and our board of directors makes certain determinations in connection therewith. For portions of 2016 and 2015, including during the three months and six months ended June 30, 2016, our common stock traded at a discount to our then-current net asset value. If our common stock continues to trade at a discount to net asset value, we may be limited in our ability to raise equity capital unless we obtain the approval described above, which we have not obtained.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired, and if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a BDC, we are generally required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of June 30, 2016 and December 31, 2015, we were in compliance with this requirement. The amount of leverage that we employ as a BDC will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing.

As of June 30, 2016 and December 31, 2015, we had cash and restricted cash of $2.8 million and $3.1 million, respectively.

Credit Facility

On October 29, 2013, the Company entered into a Loan and Security Agreement with CapitalSource Bank (now Pacific Western Bank), as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility is secured by all of the Company’s assets and has an accordion feature that allows the size of the facility to increase up to $85.0 million. The final maturity date under the Credit Facility is October 29, 2018.

The Credit Facility was amended on September 22, 2015 to extend the revolving period and lower the interest rate. The original Credit Facility had a revolving period that expired on October 29, 2015. Advances under the original Credit Facility bore interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. The amended Credit Facility has a revolving period that expires on April 30, 2017. Advances under the amended Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Credit Facility also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. In addition, the Credit Facility contains a covenant that limits the amount of our unsecured longer-term indebtedness (as defined in the Credit Facility), which includes our Notes, to 50% of the maximum borrowing amount under the Credit Facility. The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Credit Facility provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

As of June 30, 2016 and December 31, 2015, the outstanding balance on the $55.0 million Credit Facility was $35.5 million and $29.7 million, respectively.

Notes Offering

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its 7.00% Notes due 2020 (the "Notes"). On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of Notes to cover the over-allotment option exercised by the underwriters. The total net proceeds to the Company from the Notes, after deducting underwriting discounts of $825,000 and offering expenses of $224,384, were $26.5 million.

The Notes will mature on January 16, 2020 and bear interest at a rate of 7.00%. The Notes are unsecured obligations of the Company and rank pari passu with the Company’s future unsecured indebtedness; effectively subordinated to all of the existing and future secured indebtedness of the Company; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 16, 2017. Interest on the Notes is payable quarterly on January 16, April 16, July 16, and October 16 of each year. The Notes are listed on the NASDAQ Global Market under the trading symbol “HCAPL.” The Company may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of June 30, 2016, the outstanding balance of the Notes was $27.5 million.

The indenture governing the Notes (the "Notes Indenture”) contains certain covenants, including covenants (i) requiring the Company’s compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act; (ii) requiring the Company’s compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture.

Stock Repurchase Program

On March 8, 2016, our board of directors authorized a $3.0 million open market stock repurchase program. Pursuant to our program, we are authorized to repurchase up to $3.0 million in the aggregate of our outstanding stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by our management in its discretion, and no assurances can be given that any common stock, or any particular amount, will be purchased. Unless amended by our board of directors, the repurchase program will expire on the earlier of December 31, 2016 and the repurchase of $3.0 million of our outstanding shares of common stock. The program may be suspended, extended, modified, or discontinued at any time. During the three months ended June 30, 2016, the Company repurchased 5,500 shares of its common stock.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2016, our only off-balance sheet arrangements consisted of $2.4 million of unfunded revolving line of credit commitments to five of our portfolio companies.  As of December 31, 2015, our only off-balance sheet arrangements consisted of $1.5 million of unfunded revolving line of credit commitments to five of our portfolio companies.

Regulated Investment Company Status and Dividends

We have elected to be treated as a RIC under Subchapter M of the Code. If we receive RIC tax treatment, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To receive RIC tax treatment, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, the covenants contained in the Credit Facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a BDC under the 1940 Act and due to provisions in the Credit Facility. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Recent Developments

On July 1, 2016, the Company received $0.8 million for its Class A equity units in Optimal Blue, LLC. The internal rate of return, or “IRR” on the equity investment was 85.5%. When combined with our debt investment (which the Company exited in December 2015), the overall gross IRR was 20.8% on our investment in Optimal Blue, LLC. IRR is calculated based on all cash flows to or from the Company for or from the investment measured by the amount of the cash flow and the day it was invested or received.

On August 4, 2016, the Company declared monthly distributions of $0.1125 per share payable on each of August 25, 2016, September 22, 2016 and October 20, 2016.

On August 4, 2016, the Company entered into an amendment to its Credit Facility. The agreement was amended to, among other things, (i) provide for the formation and operation of HCAP Equity Holdings, LLC as a wholly owned subsidiary of the Company to hold equity investments and to become an additional borrower under the credit facility; and (ii) establish certain liquidity thresholds that must be satisfied in connection with any repurchase by the Company of its securities, including at the time of any such repurchase and over any given quarter.

On August 29, 2016, the Company made a $2.1 million senior secured debt investment in IAG Engine Center, LLC (“IAG”) that carries a fixed interest rate of 14.00%. As part of the IAG investment, the Company also received a revenue linked security that pays the Company a portion of the sales proceeds from inventory consigned to the borrower.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2016, the fiscal years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and the period ended December 31, 2011. The information as of December 31, 2015, 2014, 2013, 2012, and 2011 has been derived from our audited Financial Statements for these periods, which have been audited by PricewaterhouseCoopers, LLP, our independent registered public accounting firm. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the information provided as of the fiscal years presented is included as an exhibit to the registration statement of which this prospectus is a part. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” for more detailed information regarding the senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
June 30, 2016 (unaudited)
Notes (5)	$27.5	$4,136	—	$25.39
Credit Facility (6)	35.5	3,430	—	N/A
December 31, 2015
Notes	$27.5	$4,251	—	$25.55
Credit Facility	29.7	4,011	—	N/A
December 31, 2014
Credit Facility	26.1	4,485	—	N/A
December 31, 2013
Credit Facility	0	N/A	—	N/A
December 31, 2012
JMP Facility(7)	28.2	1,707	—	N/A
December 31, 2011
JMP Facility	4.7	2,229	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)

Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)

Not applicable to the Credit Facility and JMP Facility because these senior securities are not registered for public trading. Average market value for Notes is calculated with daily close price listed on NASDAQ “HCAPL” ticker from inception, January 23, 2015, through December 31, 2015, and June 30, 2016, as applicable.

(5)

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its Notes. On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of the Notes to cover the over-allotment option exercised by the underwriters. The ticker symbol for the Notes is “HCAPL.”

(6)	We entered into the Credit Facility on October 29, 2013. In connection with our entry into the Credit Facility, we also terminated the JMP Facility, effective as of October 29, 2013.

(7)	Prior to our IPO on May 2, 2013, the JMP Facility was with Harvest Capital Credit LLC.

BUSINESS

Our Company

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. We have also elected to be treated for U.S. federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” and we intend to satisfy the Code requirements to receive RIC tax treatment annually. We provide customized financing solutions to small to mid-sized companies. We generally target companies with annual revenues of less than $100 million and annual EBITDA (earnings before interest, taxes, depreciation and amortization) of less than $15 million.

 Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt, senior debt, and, to a lesser extent, minority equity investments in privately-held U.S. small to mid-sized companies. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held U.S. small to mid-sized companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. In addition, we may also invest in debt and equity securities issued by collateralized loan obligation funds.

As a business development company, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to continue to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” As a RIC, we generally will not have to pay U.S. corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements. See “-Taxation as a Regulated Investment Company.”

Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, New York 10017, and our telephone number is (212) 906-3592.

Portfolio Composition

As of June 30, 2016, we had $146.3 million (at fair value) invested in 34 companies. As of June 30, 2016, our portfolio included approximately 50.0% of senior secured term loans (including last-out loans), 45.6% of junior secured term loans, 3.5% of equity investments, and 0.9% of CLO equity investments at fair value. We completed 2015 with $142.8 million (at fair value) invested in 33 companies. As of December 31, 2015, our portfolio included approximately 56.8% of senior secured term loans, 40.8% of junior secured term loans, 1.3% of equity investments, and 1.1% of CLO equity investments at fair value. As of December 31, 2015, 2014, 2013 and 2012, our loan portfolio had a dollar-weighted average annualized yield of approximately 13.9%, 15.1%, 16.7%, and 17.6%, respectively, including amortization of deferred debt origination fees and original issue discount.

JMP Group

We were founded by certain members of HCAP Advisors, our investment adviser, and JMP Group, a full-service investment banking and asset management firm. JMP Group currently holds an equity interest in us and a majority equity interest in our investment adviser. JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC, an SEC-registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors, which manages approximately $1.1 billion in credit assets through its collateralized loan obligation and total return swap funds. The shares of common stock of JMP Group are traded on the New York Stock Exchange (NYSE: JMP). JMP Credit Advisors also acts as our administrator.

Our Investment Adviser

Our investment adviser’s investment team is led by two partners, Richard P. Buckanavage and Ryan T. Magee, who have an average of approximately 19 years of investment experience, and is supported by the investment staff at HCAP Advisors, as well as investment professionals from JMP Credit Advisors and JMP Group. We expect that our investment adviser will hire additional investment professionals, as necessary. In addition, our investment adviser expects to draw upon JMP Group’s over 10-year history in the investment management business and to benefit from the JMP Group investment professionals’ significant capital markets, trading and research expertise developed through investments in different industries and over numerous companies in the United States.

  Prior to joining our investment adviser, Mr. Buckanavage, who is also our President and Chief Executive Officer, co-founded and served in executive roles at Patriot Capital Funding, Inc., a publicly-traded business development company, from 2003 to 2009, where he helped deploy over $520 million in investments to over 50 small and mid-sized companies throughout the U.S. Mr. Magee, who is also a Vice President of the Company, worked as a senior investment professional at Patriot Capital Funding with Mr. Buckanavage for five years. Throughout their careers as investors in private companies, Messrs. Buckanavage and Magee have gained significant experience in all aspects of finance, including transaction sourcing, credit analysis, transaction structuring, due diligence and portfolio management.

 In addition, our investment adviser has an investment committee that is responsible for approving all key investment decisions that are made by our investment adviser on our behalf. The members of the investment committee are Messrs. Buckanavage and Magee, as well as Joseph A. Jolson, the Chairman of our board of directors and the Chairman and Chief Executive Officer of JMP Group LLC; Carter D. Mack, the President of JMP Group LLC; and Bryan B. Hamm, the President of JMP Credit Advisors. The members of our investment committee have an average of 23 years of investment experience and collectively currently manage or oversee approximately $2.3 billion of assets, including alternative assets such as long-short equity hedge funds, middle-market lending, private equity, and collateralized loan obligation funds. All key investment decisions made by our investment adviser on our behalf require approval from three of the five members of the investment committee and must include the approval of both Messrs. Jolson and Buckanavage.

Our Business Strategy

We have adopted the following business strategy to achieve our investment objective:

Capitalize on our investment adviser’s extensive relationships with small to mid-sized companies, private equity sponsors and other intermediaries. Our investment adviser maintains extensive relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S., which we expect will produce attractive investment opportunities for us. Our investment adviser has been the sole or lead originator in a majority of our completed investment transactions. Our investment adviser will also benefit from the resources and relationships of JMP Group, which maintains offices in San Francisco, CA; New York, NY; Chicago, IL; Atlanta, GA; Boston, MA; Philadelphia, PA; and Minneapolis, MN.

Leverage the skills of our experienced investment adviser. The principals of our investment adviser have an average of approximately 19 years of experience advising, investing in and lending to small and mid-sized companies and have been active participants in the primary leveraged credit markets. Throughout their careers, they have navigated various economic cycles as well as several market disruptions. We believe this experience and understanding allows them to select and structure better investments for us and to efficiently monitor and provide managerial assistance to our portfolio companies.

 Apply disciplined underwriting policies. Lending to small to mid-sized private companies requires in-depth due diligence and credit underwriting expertise, which the principals of our investment adviser have gained throughout their extensive careers. Our investment adviser has implemented disciplined and consistent underwriting policies in every transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry considerations. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

 Maintain rigorous portfolio management. The principals of our investment adviser have significant investing and board-level experience with small to mid-sized companies, and as a result, we expect that our investment adviser will be a value-added partner to, and remain in close contact with, our directly originated portfolio companies. After originating an investment in a company, our investment adviser will monitor each investment closely, typically receiving monthly, quarterly and annual financial statements, meeting face-to-face with our portfolio companies at least twice annually, as well as frequent informal communication with portfolio companies. In addition, our portfolio company investments generally contain financial covenants, and we obtain compliance certificates relating to those covenants quarterly from our portfolio companies. We believe that our investment adviser’s initial and ongoing portfolio review process will allow it to effectively monitor the performance and prospects of our portfolio companies.

“Enterprise value” lending. We and our investment adviser take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The value of the enterprise is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company plus the value of the portfolio company's liabilities. We generally secure a subordinated lien or a senior secured lien position against the enterprise value of a portfolio company and generally our exposure is less than 65% of the enterprise value and we obtain pricing enhancements in the form of warrants and other fees that we expect will build long-term asset appreciation in our portfolio. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe the experience that our investment adviser possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality loan portfolio with enhanced returns for our stockholders.

Opportunity for enhanced returns. To enhance our loan portfolio returns, in addition to receiving interest, we often obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies allows us to participate in the equity appreciation of our portfolio companies, which we expect will enable us to generate higher returns for our investors. We may also make a direct equity investment in a portfolio company in conjunction with a debt investment, which may provide us with additional equity upside in our investment. Furthermore, we seek to enhance our loan portfolio returns by obtaining ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Our Investment Criteria

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

 Value Orientation /Positive Cash Flow. We place a premium on analysis of business fundamentals from an investor’s perspective and have a distinct value orientation. We focus on companies with proven business models in which we can invest at reasonable multiples of operating cash flow. We also typically invest in companies with a history of profitability. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

 Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

 Niche Market Leaders with Defensible Market Positions. We target companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

 Limiting Portfolio Concentration. We adhere to prudent limitations on sector concentrations, which serve to diversify our portfolio and help to mitigate the risks of an economic downturn in any particular industry sector. In addition, we seek to diversify our portfolio from a geographic and a single borrower concentration perspective to mitigate the risk of an economic downturn in any particular part of the U.S. or concentration risk with respect to a particular borrower. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

 Ability to Exert Meaningful Influence. We seek to target investment opportunities in which we are the lead/sole investor in our tranche and in which we can add value through rigorous portfolio management and exercising certain rights and remedies available to us when necessary.

 Private Equity Sponsorship. When feasible, we seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

 Security Interest. We generally seek a first or second priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is evaluated as a potential source of repayment. We evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. We seek to negotiate covenants in connection with our investments that afford our portfolio companies with flexibility in managing their businesses, but also act as a tool to minimize our loss of capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights. Our investments generally have cross-default and material adverse change provisions, require the provision of periodic financial reports and operating metrics, and limit the portfolio company’s ability to incur additional debt, sell assets, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger, acquisition or recapitalization. In addition, we may require other performance or financial based covenants, as we deem appropriate.

 Exit strategy. We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments within a pre-established investment horizon. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Investment Process

The principals of our investment adviser have responsibility for originating investment opportunities, evaluating potential investments, transaction due diligence, preparation of a preliminary deal evaluation memorandum, negotiation of definitive terms and conditions, securing approval from the investment committee, negotiation of legal documentation and monitoring/management of portfolio investments. There are six key elements of our investment process:

●	Origination

●	Evaluation

●	Structuring/Negotiation

●	Due Diligence/Underwriting

●	Documentation/Closing

●	Portfolio Management/Investment Monitoring.

 Origination

Our investment adviser develops investment opportunities through a relationship network of financial intermediaries, entrepreneurs, financial sponsors, management teams, small- and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S. This investment sourcing network has been developed by the principals of our investment adviser over an average of a 19-year period, and enabled them to construct a geographically diverse portfolio of over 50 investments in every region of the U.S. while at another business development company. We believe that the strength of this network should enable our investment adviser to receive the first look at many investment opportunities. We believe that directly originating our own subordinated debt and senior debt investments and equity co-investments gives us greater control over due diligence, structure, terms and ultimately results in stronger investment performance. As a lead and often sole investor in the particular tranche of the capital structure, we also expect to obtain board or observation rights, which allow us to take a more active role in monitoring our investment after we close the investment.

 We also expect our investment adviser’s relationship with JMP Group, which, through Harvest Capital Strategies and JMP Credit Advisors, as applicable, also manages a family of four hedge funds, three private equity funds, three collateralized loan obligation funds and a total return swap, to generate investment opportunities for us.

Evaluation

An initial review of the potential investment opportunity will be performed by one or more investment professionals of our investment adviser. During the initial review process, the investment professionals may solicit input regarding industry and market dynamics from credit analysts and/or equity research analysts within our investment adviser and JMP Group. If the investment opportunity does not meet our investment criteria, feedback will be delivered timely through our origination channels. To the extent an investment appears to meet our investment criteria, the investment professionals of our investment adviser will begin preliminary due diligence.

Structuring/Negotiation

When an investment professional of our investment adviser identifies an investment opportunity that appears to meet our investment criteria, one or more of our investment adviser’s investment professionals will prepare a pre-screen memorandum. During the process, comprehensive and proprietary models are created to evaluate a range of outcomes based on sensitized variables including various economic environments, changes in the cost of production, and various product or service supply/demand and pricing scenarios. The investment professionals of our investment adviser will perform preliminary due diligence and tailor a capital structure to match the historical financial performance and growth strategy of the potential portfolio company.

 The pre-screen memorandum will also include the following:

●	Transaction description;

●	Company description, including product or service analysis, market position, industry dynamics, customer and supplier analysis, and management evaluation;

●	Quantitative and qualitative analysis of historical financial performance and preparation of 5-year financial projections;

●	Competitive landscape;

●	Business strengths and weaknesses;

●	Quantitative and qualitative analysis of business owner(s) (including private equity firm);

●	Potential investment structure, leverage multiples and expected yield calculations; and

●	Outline of key due diligence areas.

The investment committee of our investment adviser then reviews the pre-screen memorandum and determines whether the opportunity fits our general investment criteria and should be considered for further due diligence. If the investment committee makes a positive determination, the investment professionals of our investment adviser will then negotiate and execute a non-binding term sheet with the potential portfolio company and conduct further due diligence.

The investment committee of our investment adviser currently consists of Messrs. Jolson, Buckanavage, Magee, Mack and Hamm. All key decisions, including screening, initial approvals, final commitment, material amendments and sale approvals (if applicable), require approvals from three of the five investment committee members and must include approvals from Messrs. Jolson and Buckanavage. Although we have a formal process for investment approvals, the investment professionals of our investment adviser regularly communicate with at least one member of the investment committee throughout the investment transaction process to ensure efficiency as well as clarity for our prospective portfolio companies and clients.

Due Diligence/Underwriting

Once a non-binding term sheet has been negotiated and executed with the potential portfolio company and, in limited circumstances, the prospective portfolio company has remitted a good faith deposit, we begin our formal underwriting and due diligence process by requesting additional due diligence materials from the prospective portfolio company and arranging additional on-site visits with management and relevant employees. Our investment adviser typically requests the following information as part of the due diligence process:

●	annual and interim (including monthly) financial information;

●	completion of a quality of earnings assessment by an accounting firm;

●	capitalization tables showing details of equity capital raised and ownership;

●	recent presentations to investors or board members covering the portfolio company’s current status and market opportunity;

●	detailed business plan, including an executive summary and discussion of market opportunity;

●	detailed background on all senior members of management, including background checks by third party;

●	detailed forecast for the current and subsequent five fiscal years;

●	information on competitors and the prospective portfolio company’s competitive advantage;

●	completion of Phase I (and, if necessary, Phase II) environmental assessment;

●	marketing information on the prospective portfolio company’s products, if any;

●	information on the prospective portfolio company’s intellectual property; and

●	information on the prospective portfolio company from its key customers or clients.

The due diligence process includes a formal visit to the prospective portfolio company’s location and interviews with the prospective portfolio company’s senior management team and key operational employees. Outside sources of information are reviewed, including industry publications, market articles, Internet publications, or publicly available information on competitors.

Documentation/Closing

Upon completion of the due diligence process and review and analysis of all of the information provided by the prospective portfolio company and obtained externally, the investment professionals assigned to the opportunity prepare an investment memorandum for review and approval. The investment committee of our investment adviser will reconvene to evaluate the opportunity, review the investment memorandum and discuss the findings of the due diligence process. If the opportunity receives final approval, the principals of our investment adviser, with the assistance of outside legal counsel, will be responsible for preparing and negotiating transaction documents and ensuring that the documents accurately reflect the terms and conditions approved by the investment committee. Funding requires final approval by three of the five investment committee members and must include approvals from Messrs. Jolson and Buckanavage.

Portfolio Management/Investment Monitoring

Our investment adviser employs several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following processes, procedures, and reports:

●	Review of monthly or quarterly financial statements compared against the prior year’s comparable period and the company’s financial projections;

●	Review and discussion, if applicable, of the management discussion and analysis that will accompany its financial results;

●

Review of the company’s quarterly results and overall general business performance, and assess the company’s compliance with all covenants (financial or otherwise), including preparation of a portfolio monitoring report or “PMR” (on a quarterly basis), which will be distributed to the members of the investment committee of our investment adviser;

●	Periodic, and often face-to-face, meetings with management team and owners (including private equity firm if applicable); and

●	Attendance at company board of directors meetings through formal board seat or board observation rights.

Once the investment adviser has had the opportunity to review all quarterly PMRs, a meeting will be held with investment professionals to review all of the PMRs to ensure consensus on risk rating, action steps (if any), and valuation.

 In connection with the preparation of PMRs, each investment receives a quarterly risk rating following the five-level numeric investment rating outlined below:

Rating	Summary Description
1	Investment Rating 1 is used for investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.
2

Investment Rating 2 is used for investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.

3

Investment Rating 3 is used for investments that are performing below expectations and that require closer monitoring but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with financial covenants.

4

Investment Rating 4 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in work out. Investments with a rating of 4 are those for which there is an increased possibility of some loss of return but no loss of principal is expected.

5

Investment Rating 5 is used for investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in work out. Investments with a rating of 5 are those for which some loss of return and principal is expected.

Derivatives

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on our indebtedness. Such interest rate swaps would principally be used to protect us against higher costs on our indebtedness resulting from increases in both short-term and long-term interest rates.

 We also may use various hedging and other risk management strategies to seek to manage various risks, including changes in currency exchange rates and market interest rates. Such hedging strategies would be utilized to seek to protect the value of our portfolio investments, for example, against possible adverse changes in the market value of securities held in our portfolio.

Managerial Assistance

As a business development company, we offer, through our investment adviser, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of these portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

We may receive fees for these services, though we may reimburse our investment adviser for its expenses related to providing such services on our behalf.

Competition

We compete for investments with other business development companies and investment funds, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code imposes on us as a RIC. We believe we compete effectively with these entities primarily on the basis of the experience, industry knowledge and contacts of the principals of our investment adviser, its responsiveness and efficient investment analysis and decision-making processes, its creative financing products and highly customized investment terms. We do not intend to compete primarily on the interest rates we offer and believe that some competitors make loans with rates that are comparable or lower than our rates.

 Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser, and each of our officers is an employee of our investment adviser, administrator, or other affiliate. As of October 14, 2016, our investment adviser employed a total of six full-time employees, who expect to draw upon the resources of JMP Group, including its investment professionals as well as finance and operational professionals, in connection with our investment activities. In addition, we reimburse our administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. For a more detailed discussion of the administration agreement with JMP Credit Advisors, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our principal executive offices are located at 767 Third Avenue, 25th Floor, New York, NY 10017. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2016, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments that we may provide, if requested, and the board observation or participation rights we may receive.

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Non-Control / Non-Affiliate Investments

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	1.4%	*	Senior Secured Term Loan, due 07/05/2019		10/03/14	1,179,889	1,163,972	1,179,889
149 Danbury Rd, New Milford, CT 06776			(14.00%; the greater of 14.00% and LIBOR +8.50%)

			Residual Value	(4)	10/03/14	—	8,699	27,000

Regional Engine Leasing, LLC	4.8%	*	Senior Secured Term Loan, due 3/31/2020		03/31/15	4,078,649	3,964,676	4,030,796
505 South Flagler Drive, Suite 900, West Palm Beach, FL 33401			(11.00%; the greater of 11.00% or LIBOR +4.50%)

			Residual Value	(4)	03/31/15	—	102,421	141,751

Automotive
Fox Rent A Car, Inc.	10.9%	*	Junior Secured Term Loan, due 10/31/2019	(13)	10/31/14	10,000,000	9,922,377	9,438,987
5500/5501 West Century Blvd, Los Angeles, CA 90045			(15.46%; LIBOR +12.00% plus 3.00% default interest)

Banking, Finance, Insurance and Real Estate
Shinnecock CLO 2006-1, Ltd.	1.6%	*	4,200,000 Subordinated Notes, due 07/15/2018	(12)	03/06/14	—	1,503,129	1,396,204
525 William Penn Place, 8th Floor, Pittsburgh, PA 15259			(14.9% effective yield)

WBL SPE I, LLC	7.5%	*	Senior Secured Term Loan, due 02/28/2017		09/30/13	6,500,000	6,492,757	6,500,000
101 Hudson Street, 33rd Floor, Jersey City, NJ 07302			(13.00% Cash)

WBL SPE II, LLC	8.2%	*	Senior Secured Term Loan, due 09/30/2017		09/30/14	7,113,955	7,024,146	7,113,955
101 Hudson Street, 33rd Floor, Jersey City, NJ 07302			(14.50% Cash)

World Business Lenders, LLC	0.3%	*	49,209 Class B Common Equity Units	(10)	12/23/13	—	200,000	252,256
101 Hudson Street, 33rd Floor, Jersey City, NJ 07302			(0.31% on a fully diluted basis)

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.4%	*	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,872,254	3,774,000
35 East 62nd Street, New York, NY 10065			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	4.3%	*	Junior Secured Term Loan, due 07/13/2020		01/13/14	3,750,000	3,731,507	3,733,594
5201 Interchange Way, Louisville, KY 40229			(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Yucatan Foods, L.P.	12.5%	*	Junior Secured Term Loan A, due 03/29/2021		03/29/16	8,339,197	8,181,854	8,181,854
9841 Airport Blvd, Suite 1578, Los Angeles, CA 90045			(14.50%; 8.00% cash/6.50% PIK)	(11)

			Junior Secured Term Loan B, due 03/29/2021		03/29/16	2,667,908	2,617,913	2,617,913
			(10.00% PIK; convertible into 5.80% of fully diluted common equity)	(11)

Capital Equipment
Douglas Machines Corp.	5.1%	*	Junior Secured Term Loan, due 12/31/2018	(9)	05/07/14	4,252,633	4,170,593	4,252,633
2101 Calumet Street, Clearwater, FL 33765			(12.50% Cash)

			Warrants to purchase 204 Shares of Common Stock		04/06/12	—	12,500	158,663
			(2.00% on a fully diluted basis)

Lanco Acquisition, LLC	3.8%	*	Senior Secured Term Loan A, due 06/12/2018		06/13/14	350,500	345,256	350,500
665 10 Mile Road NW, Sparta, Michigan 49345			(11.50%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,417,150	2,362,515	2,416,000
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, 06/12/2017	(6)	06/13/14	250,000	250,000	250,000
			(8.50%; LIBOR +8.00% with 0.50% LIBOR floor)

			Warrants to purchase 1,364 Common Equity Units		06/13/14	—	42,000	273,700
			(12.00% on a fully diluted basis)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	7.2%	*	Junior Secured Term Loan, due 03/30/2017	(5)	05/27/15	7,046,769	6,598,278	6,183,871
9780 Ormsby Station Rd, Suite 2500 Louisville, KY 40223			(10.00%; 5.00% Cash / 5.00% PIK)

Consumer Goods - Non-Durable
Atrium Innovations, Inc.	1.1%	*	Senior Secured Term Loan, due 02/16/2021		01/29/14	977,500	977,928	951,841
#01-101 South Tower 1 Changi Business Park, Central 1 Singapore 486036			(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)

Bradford Soap International, Inc.	5.2%	*	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,426,803	4,500,000
200 Providence St, West Warwick, RI 02893			(9.72%; LIBOR + 9.25%)

PD Products, LLC	5.1%	*	Senior Secured Term Loan, due 10/04/2018		10/04/13	4,410,191	4,328,165	4,410,191
21350 Lassen Street, Chatsworth, CA 91311			(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)	(11)

High Tech Industries
Applied Systems, Inc.	0.6%	*	Junior Secured Term Loan, due 01/24/2022		01/15/14	484,788	481,957	483,171
200 Applied Parkway, University Park, IL 60484			(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

GK Holdings, Inc. (Global Knowledge)	3.4%	*	Junior Secured Term Loan, due 1/20/2022		01/30/15	3,000,000	2,948,763	2,922,000
9000 Regency Pkwy, Suite 400, Cary, NC 27518			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Mercury Network, LLC	2.3%	*	Senior Secured Term Loan, due 04/24/2020		05/12/15	1,891,304	1,860,426	1,843,500
501 NE 122nd St, Suite D, Oklahoma City, OK 73114			(9.75%; LIBOR +8.75% with 1.00% LIBOR floor)	(11)

			86,957 Class A Common Equity Units		05/12/15	—	86,957	104,000
			(0.59% on a fully diluted basis)

Optimal Blue, LLC	0.9%	*	100,000 Class A Common Equity Units		12/18/13	—	100,000	783,628
5601 Democracy Drive, Suite 245, Plano, TX 75024			(0.38% on a fully diluted basis)

Media: Broadcasting & Subscription
Chemical Information Services, LLC	5.0%	*	Senior Secured Term Loan, due 08/28/2019		08/28/15	4,270,765	4,231,893	4,270,765
9101 Lyndon B Johnson Fwy, Suite 310, Dallas, TX 75234			(12.63%; LIBOR +12.00% with no LIBOR floor)	(11)

			Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
			(12.63%; LIBOR +12.00% with no LIBOR floor)	(11)

Multicultural Radio Broadcasting, Inc.	5.6%	*	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,835,000
27 William Street, 11th Floor, NY, NY 10005			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC	6.9%	*	Senior Secured Term Loan, due 04/24/2019		04/24/14	5,263,658	5,211,684	5,230,000
475 14th Street, Suite 200, Oakland, CA 94612			(12.50%; LIBOR +11.75% with 0.75% LIBOR floor)	(11)

			Revolving Line of Credit, due 04/24/2018		04/24/14	666,667	666,667	660,000
			(12.50%; LIBOR +11.75% with 0.75% LIBOR floor)	(11)

			100 Class A Common Equity Units		04/24/14	—	100,000	41,000
			(1.08% on a fully diluted basis)

Metals & Mining
Northeast Metal Works LLC	15.0%	*	Senior Secured Term Loan, due 12/29/2017		09/29/14	11,461,245	11,559,384	11,735,000
433 John Downey Drive, New Britain, CT 06051			(14.47%; LIBOR +14.00% with 0.20% LIBOR floor)	(11)

			Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,175,000	1,175,000	1,175,000
			(14.47%; LIBOR +14.00% with 0.20% LIBOR floor)	(11)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Retailer
CP Holding Co., Inc. (Choice Pet)	6.0%	*	Senior Secured Term Loan, due 02/28/2018		05/30/13	5,491,699	5,434,613	5,206,981
Six Landmark Square, 3rd Floor, Stamford, CT 06901			(16.25%; 12.00% Cash/4.25% PIK)	(11)

Services: Business
Language Line, LLC	4.6%	*	Junior Secured Term Loan, due 07/07/2022		07/01/15	3,994,442	3,940,368	3,984,456
1 Lower Ragsdale Drive, Building 2, Monterrey, CA 93940			(10.75%; LIBOR +9.75% with 1.00% LIBOR floor)

Novitex Acquisition, LLC	7.8%	*	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,944,216	6,766,000
300 First Stamford Place, 2nd floor West, Stamford, CT 06902			(11.75%; LIBOR + 10.50% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	7.0%	*	Junior Secured Term Loan, due 07/5/2017		04/05/12	5,935,179	5,894,519	5,935,179
2626 S. Roosevelt St, Tempe, AZ 85205			(15.0%; 12.50% Cash/2.50% PIK)

			100,000 shares of Series A Preferred Stock		04/05/12	—	100,000	96,890
			(0.58% on a fully diluted basis)

Sitel Worldwide Corporation	2.0%	*	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,717,608	1,723,750
3102 West End Ave, Two American Center, Suite 900, Nashville, TN 37203			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC	2.6%	*	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,877,527	2,215,000
615 Freeport Pkwy, Coppell, TX 75019			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Subtotal Non-controlled, Non-affiliated Investments						133,169,138	133,581,375	132,146,918

Affiliated Investments

Healthcare & Pharmaceuticals
Infinite Care, LLC	9.3%	*	Senior Secured Term Loan, due 02/28/2019	(6)	02/29/16	6,000,000	5,968,359	5,999,673
4600 South Ulster St, Ste 800, Denver, CO 80237			(12.47%; LIBOR+12.00% with 0.42% LIBOR floor)
			3,000,000 Class A Common Equity Units		02/29/16	—	3,000,000	2,061,450
			(27.00% on a fully diluted basis)

WorkWell, LLC	5.6%	*	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,660,938	4,574,296	4,605,000
831 South Main Street, Salinas, CA 93901			(12.17%; LIBOR + 11.50% with 0.50% LIBOR floor)

			Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
			(12.17%; LIBOR + 11.50% with 0.50% LIBOR floor)	(11)

			250,000 Preferred Equity Units		10/22/15	—	250,000	247,000
			(6.28% on a fully diluted basis)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

			250,000 Common Equity Units		10/22/15	—	—	7,000
			(0.63% on a fully diluted basis)

Retailer
Peekay Acquisition, LLC	0.4%	*	Senior Secured Term Loan (Last Out), due 02/15/16		12/31/12	2,115,125	1,995,430	320,934
590 Madison Ave, 27th floor, NY, NY 10022			(17.00% PIK)	(7)

			35,775 shares of Common Stock (Peekay Boutiques, Inc.)	(8)	12/31/12	—	105,000	—
			(5.95% on a fully diluted basis)

Subtotal Affiliated Investments						12,776,063	15,893,085	13,241,057

Control Investments

Aerospace & Defense
Flight Lease VII, LLC	1.1%	*	1,800 Common Equity Units		03/18/16	—	909,973	909,973
324 Datura St, Suite 252, West Palm Beach, FL 33401			(46.15% on a fully diluted basis)

Subtotal Control Investments						—	909,973	909,973

Total Investments as of 06/30/2016	169.7%	*				145,945,201	150,384,433	146,297,948

* Value as a percentage of net assets.

(1)

Debt investments and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Equity investments (other than Flight Lease VII, LLC), residual values and warrants are non-income producing. All investments other than Atrium Innovations, Inc., Flight Lease VII, LLC, Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended. The Company's non-qualifying assets, on a fair value basis, comprise 11.3% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $2.5 million, $6.4 million, and $3.9 million, respectively.  The tax cost of investments is $150.2 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.
(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that was intended to strengthen the credit profile of the borrower. The restructured investment carried a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remained unchanged at September 30, 2016. CRS was taken off non-accrual during the three months ended June 30, 2015 and interest income on the restructured loan is currently being accrued. On April 29, 2016, the loan agreement was amended to extend the maturity date from September 30, 2016 to March 30, 2017.  In conjunction with the extension, the interest rate increased from 5.0% cash to 10.0% (5.0% cash / 5.0% PIK).

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 8 for further discussion on portion of commitment unfunded at June 30, 2016.
(7)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Effective February 1, 2016 the debt investment was placed on non-accrual status. The loan is in default and lenders are working with the company on restructuring its debt.

(8)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's last out senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(9)

On July 7, 2015, Douglas Machines Corp. refinanced the Company's $1.5 million revolver commitment with another lender; the Company reduced the $4.3 million term loan interest rate from 13.5% to 12.5%, extended the maturity date from April 6, 2017 to December 31, 2018 and it became a junior secured term loan.

(10)

The Company owns 49,209 of Class B Preferred membership units representing 0.31% of the fully diluted common equity in World Business Lenders, LLC. However, due to the liquidation preference of the Class B units we would receive 0.52% of the proceeds in a liquidation of the company at the June 30, 2016 fair value.

(11)	The coupon on the loan is subject to a pricing grid based on the ratio of Debt to EBITDA of the portfolio company.
(12)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document.

(13)

On April 22, 2016, the Company received notice from the senior secured lender to Fox Rent a Car, Inc. ("Fox") that, due to Fox's violation of certain covenants under its senior secured credit facility, it was blocking the junior secured term loan lenders from receiving interest payments until the covenant breaches are cured, waived by the senior secured lenders or the blockage period expires. The loan was on non-accrual status at June 30, 2016.

See accompanying notes to unaudited financial statements.

 MANAGEMENT

Our business and affairs will be managed under the direction of our board of directors. Our board of directors consists of five members, three of whom are not “interested persons” of our Company or our investment adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our board of directors, consistent with the rules of The NASDAQ Global Market. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors and Executive Officers

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors	Age	Position	Director Since	Expiration of Term
Joseph A. Jolson(1)	58	Chairman of the Board of Directors	2012	2019
Richard P. Buckanavage(2)	52	Director, Chief Executive Officer and President	2012	2019

(1)	Interested person of the Company due to his position as chairman and chief executive officer of JMP Group Inc. and JMP Group’s affiliation with our investment adviser.
(2)	Interested person of the Company due to his position as an officer of the Company.

Independent Directors	Age	Position	Director Since	Expiration of Term
Dorian B. Klein	58	Director	2013	2017
Jack G. Levin	69	Director	2013	2017
Richard A. Sebastiao	68	Director	2013	2018

The address for our directors is Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Craig R. Kitchin	49	Chief Financial Officer and Secretary
Renee D. Lefebvre	48	Chief Compliance Officer
Ryan T. Magee	39	Vice President

The address for Mr. Kitchin and Ms. Lefebvre is JMP Credit Advisors LLC, 3440 Preston Ridge Road, Suite 350, Alpharetta, Georgia 30005. The address for Mr. Magee is Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017.

Biographical Information

Independent Directors

Dorian B. Klein, Director. Mr. Klein has served as a member of our Board of Directors since January 2013. Mr. Klein is currently an Advanced Leadership Fellow at Harvard University and a member of its Faculty of Arts and Sciences. Mr. Klein has served as a Director of Investitori Associati, the largest Italy specific private equity fund, Ipotek Finans SA, and IpoCredit Holding NV since November 2000, November 2006, and January 2008, respectively, and as Chairman of Verida Credit IFN S.A., a regulated non-bank financial institution, since 2008. Mr. Klein was also a Managing Director and European Head of Structured and Principal Finance for Merrill Lynch from May 1995 to May 2000. From April 1991 to January 1995, Mr. Klein was a Managing Director and Head of the Asset Finance Group for Bankers Trust, which included the areas of structured finance, real estate finance, securitization, principal finance, trade finance, and project finance. In March 1989, Mr. Klein participated in forming The Transportation Group Ltd., an independent boutique investment bank, where Mr. Klein became the Head of its Tokyo office until March 1991. In September 1984, Mr. Klein joined Blyth Eastman PaineWebber in New York as an Associate and was subsequently transferred to London in June 1986 where he served as Vice President until March 1989. Mr. Klein is a graduate of Yale College, where he received his B.A. in Economics and Mathematics, and the Harvard Business School, where he earned his M.B.A. Mr. Klein’s experience as a director of a private equity firm and of non-bank financial institutions, as well as his background in investment banking and general expertise in capital markets, are among the reasons he is a valuable member of the Board of Directors.

Jack G. Levin, Director. Mr. Levin has served as a member of our Board of Directors since January 2013. Mr. Levin has more than 30 years of experience in securities law and finance, including venture capital, private equity and investment banking. For over 16 years, Mr. Levin held senior positions at Montgomery Securities (and its successor, Banc of America Securities, LLC), including as a partner and Director of Legal and Regulatory Affairs for Montgomery Securities from January 1983 to October 1997 and Managing Director, Legal for NationsBanc Montgomery Securities from October 1997 to April 1999. At Montgomery Securities, Mr. Levin was a member of the commitment, valuation and fairness opinion committees, on the board of directors of Montgomery Asset Management and provided oversight on legal and regulatory and financial matters. During that tenure, he was also the founder and managing member of MontWest Capital Partners, a private equity partnership between Montgomery Securities and Westinghouse Capital Corporation. From April 1999 to January 2000, Mr. Levin was an independent consultant. He then served as Executive Vice President and Director of Legal Affairs at NBC Internet Inc. from 2000 to 2001. In 2002, Mr. Levin co-founded and served as a managing member of Kalkhoven, Pettit, Levin & Johnson Ventures LLC, a venture capital partnership focused on early stage investment in the telecommunications industry. Subsequently, from February 2004 to March 2005, Mr. Levin served as Chief Operating Officer of Fox Paine & Company, LLC, a private equity firm. He also served as a Director of WJ Communications, Inc. from May 2004 to 2008. Mr. Levin is a retired member of the Bar of the State of New York. Mr. Levin received his undergraduate degree from Amherst College and his J.D. from Columbia University School of Law. Mr. Levin was selected as a member of the Board of Directors for, among other attributes, his experience in securities law and finance, including venture capital, private equity, and investment banking, and his executive, directorial, and founding roles at these ventures.

Richard A. Sebastiao, Director. Mr. Sebastiao has served as a member of our Board of Directors since January 2013. In December 1989, he founded RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm, and served as its president from such time until January 2008. While president of RAS Management, Mr. Sebastiao also served, on an interim basis, as the chief restructuring officer and/or chief executive officer of a number of entities that retained RAS Management in connection with their restructurings. In January 2008, he sold substantially all of the assets of RAS Management to RAS Management Advisors, LLC, an entity newly formed by certain former associates of RAS Management to carry on the business formerly conducted by RAS Management, and has served as a consultant to such newly formed entity since such time. From 2003 to 2012, Mr. Sebastiao has also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. From December 2005 until April 2006, he served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores. In addition, from June 2005 to December 2009, Mr. Sebastiao served on the board of directors of Patriot Capital Funding, Inc., where he was chairman of the valuation committee and a member of the audit and compensation committees. From April 2011 through July 2015, Mr. Sebastiao has served as a member of the board of directors of Orchard Brands. Mr. Sebastiao is a member of the Turnaround Management Association and the American Bankruptcy Institute, and was a CPA for a number of years. Mr. Sebastiao earned a B.S. in Business Administration from Northeastern University. Mr. Sebastiao strengthens the collective expertise of the Board of Directors in financial matters and overall business operations through his experience as a financial consultant focusing on turnaround situations and crisis management and experience in executive positions at public and private companies in a variety of industries.

Interested Directors

Joseph A. Jolson, Chairman of the Board of Directors. Mr. Jolson co-founded JMP Group Inc., now JMP Group LLC (NYSE: JMP), in 1999 and is its Chief Executive Officer, chairman of the board of directors, Chief Investment Officer and a member of the executive committee. He is also the Chief Executive Officer of Harvest Capital Strategies and JMP Asset Management. Previously, he was a senior managing director and senior research analyst at Montgomery Securities, now Banc of America Securities, for 15 years. Prior to that, he was a consulting research analyst at Fidelity Management and Research in Boston in 1983 and 1984 and at Donaldson, Lufkin & Jenrette in New York from 1980 through 1982. He was named to Institutional Investor magazine's All-America Research Team for 10 consecutive years, between 1986 and 1995, for his coverage of the savings and loan industry and was also selected as an All-Star Analyst by the Wall Street Journal in the financial services category in 1996 and 1997. In addition, he was ranked as a top-five thrift analyst every year from 1985 through 1994 by Greenwich Associates. He received a B.A. degree from Yale University and an M.B.A. degree with distinction from The Wharton School at the University of Pennsylvania. As a result of these and other professional experiences, Mr. Jolson possesses extensive knowledge and has deep experience in managing investment companies, financial analysis, corporate governance, strategic planning, business evaluation and oversight, all of which strengthen the Board’s collective qualifications, skills and experience.

Richard P. Buckanavage, Director, Chief Executive Officer and President. Mr. Buckanavage is our co-founder and serves as our President and Chief Executive Officer. Prior to co-founding the Company, Mr. Buckanavage co-founded in 2003, and served as President and Chief Executive Office and as a member of the board of directors of, Patriot Capital Funding, Inc., a publicly-traded business development company until its sale to Prospect Capital Corp. in 2009. Prior to co-founding Patriot Capital Funding, Mr. Buckanavage held several positions with GE Capital Corporation between 1999-2003, most recently as a managing director and head of debt capital markets where he was responsible for all domestic debt syndication and private placement activities for GE’s Global Sponsor Finance and Commercial Finance business units. Mr. Buckanavage completed two rotations at GE Plastics and GE Medical Systems earning a Six Sigma Black Belt designation in 2002. From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”). During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity group that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in small and mid-sized companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors. Mr. Buckanavage received a B.S. degree in finance from Central Connecticut University and an M.B.A. with a concentration in finance from Syracuse University. Mr. Buckanavage’s experience in managing business development companies and overseeing investment portfolios, as well as his familiarity with the operations of the Company, provides the Board with a valuable perspective.

Executive Officers Who Are Not Directors

Craig R. Kitchin, Chief Financial Officer and Secretary. Mr. Kitchin serves as our Chief Financial Officer and Secretary, and served as our Chief Compliance Officer until August 2016. Mr. Kitchin also serves as Chief Financial Officer for JMP Credit Advisors. He joined JMP Credit Advisors’ predecessor, Cratos Capital Partners, as Chief Financial Officer shortly after the company’s inception in 2006 and was responsible for the administrative aspects of the company including capital raising, financial reporting, loan operations, accounting, tax, and human resources. Previously, Mr. Kitchin served from 1992 to 2006 in various capacities at Jameson Inns, Inc., a publicly traded hotel company with 1,700 employees and over 100 properties, including from 1998 to 2006 as President, Chief Financial Officer and a member of the board of directors. While at Jameson Inns, Inc., he was instrumental in the company’s initial public offering in 1994 and led numerous subsequent debt and follow-on equity offerings. Mr. Kitchin received a B.S. degree in finance from Santa Clara University and an M.B.A. with concentrations in accounting and finance from the University of Chicago.

Renee D. Lefebvre, Chief Compliance Officer. Ms. Lefebvre has served as our Chief Compliance Officer since August 2016. Ms. Lefebvre also serves as a Managing Director, the Chief Administrative Officer, and the Chief Compliance Officer of JMP Credit Advisors, with responsibilities including loan operations, compliance, and reporting. Ms. Lefebvre joined JMP Credit Advisors’ predecessor, Cratos Capital Partners, in 2006. Previously, from 1996 to 2006, she served as a senior underwriter, senior account executive, and senior auditor at Wells Fargo Foothill, Inc., where she underwrote numerous complex transactions and managed a portfolio of distressed credits. Ms. Lefebvre began her banking career at Shawmut Bank after working in the wholesale distribution industry and serving three years in the U.S. Army. Renee holds an undergraduate degree summa cum laude in accounting from Wichita State University.

Ryan T. Magee, Vice President. Mr. Magee has served as a Vice President of the Company since May 2014. Mr. Magee is also a Managing Director of our investment adviser. Prior to joining our investment adviser in December 2010, Mr. Magee was a vice president and team leader at Patriot Capital Funding, a publicly-traded business development company, and its successor, Prospect Capital Corporation, from 2005 to 2010. While at Patriot Capital Funding, his responsibilities included originating, structuring, underwriting and monitoring debt and equity investments. He joined Patriot Capital Funding shortly after its initial public offering and was instrumental in helping to grow the firm to over 30 portfolio companies and $200 million in mezzanine investments by the time it was acquired in December 2009. Prior to joining Patriot Capital Funding, from 2000 to 2005 he was with GE's Global Sponsor Finance group where he was responsible for underwriting and monitoring a portfolio of debt and equity investments. Mr. Magee is a graduate of the Financial Management Program at GE Capital, and received a B.S. in Business Administration from Bucknell University, graduating summa cum laude.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Jolson serves as the chairman of our Board of Directors. As noted above, Mr. Jolson is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Jolson’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Jolson’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation, and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. While certain non-management members of our Board of Directors currently participate on the boards of directors of other public companies, we do not view their participation as excessive or as interfering with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the Company's reimbursement to its administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer and their respective staffs.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Board Meetings and Committees of the Boards of Directors

Our board of directors has established an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee. The members of each committee have been appointed by our board of directors and serve until their successor is elected and qualifies, unless they are removed or resign. During 2015, our board of directors held five board of directors meetings. All directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The Audit Committee is responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The members of the Audit Committee are Messrs. Sebastiao, Klein, and Levin, each of whom meets the independence standards established by the SEC and NASDAQ for audit committees and is independent for purposes of the 1940 Act. Mr. Sebastiao serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Sebastiao is an “audit committee financial expert” as defined under 407 of Regulation S-K of the Exchange Act. The Audit Committee met 5 times during the 2015 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ and is independent for purposes of the 1940 Act. Mr. Levin serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met one time during the 2015 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the advance notice and other provisions of our Bylaws and any other applicable law, rule, or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to our secretary, Craig R. Kitchin, at Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017, Attention: Corporate Secretary. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address, and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among other factors, the extent to which each nominee:

●	is of the highest character and integrity and has an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

●	is free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

●

is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof (including developing and maintaining sufficient knowledge of the Company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

●	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience to enhance the effectiveness of and strengthen the Board of Directors and its committees.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board, but the Nominating and Corporate Governance Committee retains the authority to retain any such search firm.

Compensation Committee

The Company formed a Compensation Committee in March 2014. The Compensation Committee is responsible for reviewing and approving the Company's reimbursement to its administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer and their respective staffs. The current members of the Compensation Committee are Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and NASDAQ for compensation committees and is independent for purposes of the 1940 Act. Mr. Klein serves as the chairman of the Compensation Committee. As discussed below, none of our executive officers are directly compensated by the Company. The Compensation Committee met one time in the 2015 fiscal year.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors
Joseph A. Jolson	--	--
Richard P. Buckanavage	--	--
Independent Directors
Dorian B. Klein	$52,500	$52,500
Jack G. Levin	52,500	52,500
Richard A. Sebastiao	52,500	52,500

(1) For a discussion of the independent directors’ compensation, see paragraph below.

(2) We do not maintain a stock or option plan, non-equity incentive plan, or pension plan for our directors.

For the fiscal year ended December 31, 2015, the independent directors received an annual fee of $25,000. The independent directors also received an annual fee of $7,500 for membership on each of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. In addition, the chairmen of each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee received an additional annual fee of $5,000 for their additional services in these capacities. The independent directors were also reimbursed for their reasonable out-of-pocket expenses incurred in attending board and committee meetings. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

In August 2016, our board of directors approved a $22,500 increase in the total annual compensation paid to each independent director, bringing each independent director's total compensation to $75,000 per year (assuming continued committee service and chairmanships). The increase will take effect on a pro-rated basis in connection with the regular meeting of the board of directors in the fourth quarter of 2016.

Compensation of Executive Officers

None of our executive officers receives direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser is paid by our investment adviser. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees. The compensation of Mr. Kitchin, our Chief Financial Officer and Secretary, and Ms. Lefebvre, our Chief Compliance Officer, is paid by our administrator JMP Credit Advisors, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that JMP Credit Advisors outsources any of its functions as administrator we will pay the fees associated with such functions on a direct basis without profit to JMP Credit Advisors.

For the fiscal year ended December 31, 2015, we reimbursed JMP Credit Advisors approximately $729,978. Payments required to be made to the administrator under the administration agreement were subject to a cap in fiscal year 2015. The cap set the maximum amount that was payable by the Company on both a quarterly and annual basis.  The cap for each quarter was as follows: (i) for the quarter ended June 30, 2015, the cap was $150,000; (ii) for the quarter ended June 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; (iii) for the quarter ended September 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; and (iv) for the quarter ended December 31, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to September 30, 2015.  The overall cap for the year was $800,000, so notwithstanding any given quarterly cap, the amounts payable for all four quarters could not exceed $800,000. The actual administrative services expense that would have been payable to JMP Credit Advisors for the year ended December 31, 2015, exceeded these caps by approximately $0.1 million.

For the fiscal year ended December 31, 2014, we reimbursed JMP Credit Advisors approximately $498,201. Payments required to be made to the administrator under the administration agreement were subject to two separate caps in fiscal year 2014. For the period from January 1 to April 29, 2014, the Company applied the proportionate share of the annual cap for the first year of the administration agreement (from April 29, 2013 to April 29, 2014). For each of the quarters ended June 30, September 30, and December 31, 2014, the Company negotiated and applied a new cap with JMP Credit Advisors of $150,000 for each such quarter. The actual administrative services expense that would have been payable to JMP Credit Advisors for the year ended December 31, 2014, exceeded these caps by approximately $0.4 million.

The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator. For 2016 fiscal year, the Company has negotiated a new cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement. This cap set the maximum amount that would be payable by the Company for 2016 at the lesser of 0.60% of the average of the Company's total investments (at fair value) over the year ended December 31, 2016 or $917,000.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser and the investment committee of our investment adviser. HCAP Advisors will serve as our investment adviser and, subject to the overall supervision of our board of directors, the principals of our investment adviser described below will manage our day-to-day operations and provide investment advisory and management services to us.

Investment Committee

The investment committee of our investment adviser is responsible for our investments and meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our investment adviser on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by our investment adviser and monitors the performance of our investment portfolio.

Each investment opportunity requires the approval of three of the five members of the investment committee responsible for advising us and must include the approval of both Messrs. Jolson and Buckanavage. Follow-on investments in existing portfolio companies will require similar approval.

Information regarding members of the investment committee who are not also members of our board of directors is as follows:

Carter D. Mack. Mr. Mack is a co-founder of JMP Group and serves as its President. He is also a member of the executive committee of JMP Group Inc. and serves on its board of directors. Additionally, he is Chairman of JMP Securities' investment banking management committee. From JMP Group Inc.’s inception in 1999 through 2010, Mr. Mack served as Director of Investment Banking at JMP Securities, and from 2007 through 2010, he additionally served as Co-President of JMP Securities. Prior to co-founding JMP Group, Mr. Mack served as a Managing Director in the financial services investment banking group at Montgomery Securities, now Banc of America Securities, from 1996 to 1999. He previously spent five years in investment banking at Merrill Lynch focused on financial institutions. During his career, Mr. Mack has been involved in corporate finance and merger and acquisition transactions totaling more than $100 billion in value. Mr. Mack holds an M.B.A. from the UCLA Anderson School of Management and a B.A. from the University of California

Ryan T. Magee, Vice President. Mr. Magee has served as a Vice President of the Company since May 2014. Mr. Magee is also a Managing Director of our investment adviser. Prior to joining our investment adviser in December 2010, Mr. Magee was a vice president and team leader at Patriot Capital Funding, a publicly-traded business development company, and its successor, Prospect Capital Corporation, from 2005 to 2010. While at Patriot Capital Funding, his responsibilities included originating, structuring, underwriting and monitoring debt and equity investments. He joined Patriot Capital Funding shortly after its initial public offering and was instrumental in helping to grow the firm to over 30 portfolio companies and $200 million in mezzanine investments by the time it was acquired in December 2009. Prior to joining Patriot Capital Funding, from 2000 to 2005 he was with GE's Global Sponsor Finance group where he was responsible for underwriting and monitoring a portfolio of debt and equity investments. Mr. Magee is a graduate of the Financial Management Program at GE Capital, and received a B.S. in Business Administration from Bucknell University, graduating summa cum laude.

Bryan B. Hamm. Mr. Hamm is President of JMP Credit Advisors and portfolio manager of its collateralized loan obligation. He is also a member of JMP Credit Advisors’ investment committee. Mr. Hamm has more than 20 years of experience in leveraged finance, asset-based, and distressed agented and syndicated middle-market secured lending transactions covering a broad range of industries. During his career, he has overseen approximately $2.5 billion of distressed lending transactions. Prior to co-founding Cratos Capital Partners, the predecessor to JMP Credit Advisors, in May 2006, Mr. Hamm held a variety of senior management positions throughout a 14-year career at Wells Fargo Foothill, Inc. As an Executive Vice President, he served as a member of that firm’s investment committee from 2000 through 2006. Mr. Hamm received his undergraduate degree from the University of Massachusetts and is a Certified Public Accountant.

Investment Professionals

The principals of our investment adviser, Messrs. Buckanavage and Magee, are responsible for our day-to-day management. They are supported by Seth Tutlis and Douglas B. Lancey, investment professionals at our investment adviser, and expect to draw upon the resources of JMP Group, including its investment professionals as well as finance and operational professionals, in connection with our investment activities. Information regarding Mr. Tutlis and Mr. Lancey is set forth below.

Seth Tutlis has been an investment professional at our investment adviser since 2014. Before joining our investment adviser, Mr. Tutlis was an investment professional and a member of the investment committee at Prospect Capital, a middle-market private credit and equity investment firm. From 2006 to 2009, he was an investment professional at Patriot Capital Funding, a publicly-traded business development company focused on credit and equity investments in lower middle-market businesses. From 1998 to 2006, Seth worked at various asset management and equity research organizations including AllianceBernstein Institutional Investments (and its predecessor Sanford C. Bernstein), Soundview Capital Management, and Sidoti & Company, where he covered a variety of sectors including aerospace & defense, and engineering & construction. Mr. Tutlis holds an MBA from the Yale School of Management and a BS from Sacred Heart University. He is also a CFA charterholder.

Douglas B. Lancey has been an investment professional at our investment adviser since 2012. Before joining our investment adviser, Mr. Lancey worked at Evolution Media Capital, an investment banking firm providing M&A advisory services to the professional sports, media and entertainment industries. He previously served as an associate at HighPoint Capital, where he participated in the origination, structuring and execution of senior and second lien loans in support of private equity-sponsored leveraged buyouts. He began his career at NewStar Financial as an analyst in the originations group. Mr. Lancey holds an M.B.A. from the Fordham University Graduate School of Business. During his tenure at Fordham, he also studied at China’s Peking University as part of the Beijing International M.B.A. program. He holds a B.A. from the University of Massachusetts. He is also a CFA charterholder.

We are also able to access additional investment resources through JMP Credit Advisors and JMP Group, as needed. Through our administration agreement, for example, we are able to utilize the logistical expertise of JMP Credit Advisors to facilitate the execution of our investments, including through the considerable experience of Renee Lefebvre. Ms. Lefebvre has served as our Chief Compliance Officer since August 2016, and also serves as a Managing Director and the Chief Administrative Officer and Chief Compliance Officer of JMP Credit Advisors, with responsibilities including loan operations, compliance and reporting. Prior to joining Cratos Capital Partners, the predecessor to JMP Credit Advisors, she served from 1996 to 2006 as a senior underwriter, senior account executive and senior auditor at Wells Fargo Foothill, Inc., where she underwrote numerous complex transactions and managed a portfolio of distressed credits. Ms. Lefebvre began her banking career at Shawmut Bank after working in the wholesale distribution industry and serving three years in the U.S. Army. Ms. Lefebvre holds an undergraduate degree summa cum laude in Accounting from Wichita State University.

The partners and investment professionals of our investment adviser and the members of the investment committee of our investment adviser that will support us will not be employed by us, and will receive no compensation from us in connection with their activities.

The following table shows the dollar range of our common stock to be beneficially owned by each member of our investment adviser’s investment committee as of October 14, 2016:

Member of Investment Committee	Dollar Range of Equity Securities In Us(1)(2)(3)
Joseph A. Jolson		Over $1,000,000
Richard P. Buckanavage	$500,001	-	$1,000,000
Carter D. Mack	$100,001	-	$500,000
Bryan B. Hamm	$50,001	-	$100,000
Ryan T. Magee	$100,001	-	$500,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $12.19 on October 14, 2016 on the NASDAQ Global Market.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

HCAP Advisors serves as our investment adviser pursuant to an investment advisory and management agreement. Our investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Subject to the overall supervision of our board of directors, HCAP Advisors manages our day-to-day operations and provides investment advisory and management services to us.

 Under the terms of our investment advisory and management agreement, HCAP Advisors:

●	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes; and

●	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

HCAP Advisors’ services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the investment advisory and management agreement, HCAP Advisors also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Management Fee

Pursuant to our investment advisory and management agreement, we pay HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

 Base Management Fee. The base management fee is calculated at an annual rate of 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion, and is payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes all assets, including any assets acquired with the proceeds of leverage, but excludes cash and cash equivalents. Our investment adviser benefits when we incur debt or use leverage. For services rendered under the investment advisory and management agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee. The incentive fee has two parts, as follows:

One component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and is 20% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it is easier for our investment adviser to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to First Component of Incentive Fee

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to our investment adviser.

Examples of Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation:

Assumptions

●	Hurdle rate(1) = 2.0%
●	Management fee(2) = 0.50%
●	Other expenses (legal, accounting, custodian, etc.)(3) = 0.20%

Alternative 1

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 1.25%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate; therefore there is no incentive fee.

Alternative 2

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.0%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.30%

Pre-incentive fee net investment income exceeds hurdle rate; therefore there is an incentive fee. Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

=	(100.0% x (pre-incentive fee net investment income – 2.0%)) + 0%
=	(100.0% x (2.30% – 2.0%))
=	100.0% x 0.30%
=	0.30%

Alternative 3

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.8% pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

=	(100% x (2.5% – 2.0%)) + (20% x (2.8% – 2.5%))
=	0.50% + (20% x 0.3%)
=	0.50% + 0.06%
=	0.56%

(1)	Represents 8.0% annualized hurdle rate.
(2)

Represents 2.00% annualized management fee based on the assumption that our gross assets are not above $350 million. The annual rate at which our management fee is calculated is dependent upon the size of our gross assets, with the management fee being 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.

(3)	Excludes organizational and offering expenses.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Alternative 1:

Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
o	Hurdle rate(1) = 2.0%
o	Management fee(2) = 0.50%
o	Other expenses (legal, accounting, custodian, etc.)(3) = 0.20%
●	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 2.80%

●	Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
●	20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2:

Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.50%
o	Hurdle rate(1) = 2.0%
o	Management fee(2) = 0.50%
o	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
o	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 2.80%
o	Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
o	20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)

Represents 2.00% annualized base management fee based on the assumption that our gross assets are not above $350 million. The annual rate at which our management fee is calculated is dependent upon the size of our gross assets, with the management fee being 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.

(3)	Excludes organizational and offering expenses.
(4)

The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
●	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
●	Year 3: FMV of Investment B determined to be $25 million
●	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

●	Year 1: None
●	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

●	Year 3: None; $5.0 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)
●	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
●	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
●	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
●	Year 4: FMV of Investment B determined to be $24 million
●	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

●	Year 1: None
●	Year 2: Capital gains incentive fee of $5.0 million; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
●

Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

●	Year 4: None
●

Year 5: None; $5.0 million of capital gains incentive fee (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

The compensation and routine overhead expenses of the investment professionals and staff of HCAP Advisors is provided and paid for by HCAP Advisors. We bear all other costs and expenses of our operations and transactions, including those relating to:

●	our organization;

●	calculating our net asset value (including a portion of the cost and expenses of independent valuation firms);

●

expenses, including travel expense, incurred by HCAP Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

●	interest payable on debt, if any, incurred to finance our investments;

●	the costs of all offerings of our stock and other securities, if any;

●	the base management fee and any incentive management fee;

●	distributions on our shares;

●	administration fees payable under our administration agreement;

●	the allocated costs incurred by HCAP Advisors in providing managerial assistance to those portfolio companies that request it;

●	amounts payable to third parties relating to, or associated with, making investments;

●	transfer agent and custodial fees;

●	registration fees;

●	listing fees;

●	taxes;

●	independent director fees and expenses;

●	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

●	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

●	indemnification payments;

●	direct costs and expenses of administration, including audit and legal costs; and

●

all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and the allocable portions of the cost of our chief financial officer and chief compliance officer and their respective staffs.

Limitation of Liability and Indemnification

The investment advisory and management agreement provides that HCAP Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment advisory and management agreement. The investment advisory and management agreement also provides for indemnification by us of HCAP Advisors’s members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board Approval of the Investment Advisory and Management Agreement

In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things, (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to our investment adviser from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory and management agreement; (f) the organizational capability and financial condition of our investment adviser; and (g) various other factors.

 Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the investment advisory and management agreement as being in the best interests of our stockholders.

At a meeting of the Board of Directors held on March 5, 2015, the Board of Directors, including a majority of the independent directors, approved the annual continuation of the investment advisory and management agreement.

Duration and Termination

Our board of directors approved the investment advisory and management agreement at its first meeting, held on January 17, 2013. The investment advisory and management agreement was originally executed as of April 29, 2013. The renewal of the investment advisory and management agreement was approved by our board of directors on March 5, 2015 for a one year extension from April 29, 2015 through April 29, 2016 and again on March 8, 2016 for a one year extension from April 29, 2016 through April 29, 2017.

Unless earlier terminated as described below, the investment advisory and management agreement provides that it will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors - Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”

Organization of the Investment Adviser

HCAP Advisors is a Delaware limited liability company. The principal executive offices of HCAP Advisors are located at 767 Third Avenue, 25th Floor, New York, New York 10017.

ADMINISTRATION AGREEMENT

JMP Credit Advisors serves as our administrator. Pursuant to an administration agreement, JMP Credit Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, the administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, the administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

Our board of directors or a committee thereof discusses with our administrator the methodology employed in determining how the expenses are allocated to us. Our board of directors or a committee thereof also assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services. In addition, our board of directors or a committee thereof consider other factors in assessing the reasonableness of the fee, including the amounts paid for such services by other BDCs and the costs that may be associated with obtaining similar services from other third-party service providers.

Under the administration agreement entered into in conjunction with our initial public offering, JMP Credit Advisors agreed to cap the amounts payable by the Company to $275,000 during the first year of the agreement. Since the $275,000 cap expired on April 29, 2014, the Company negotiated a new cap with JMP Credit Advisors of $150,000 for each of the quarters ending June 30, September 30, and December 31, 2014.

On March 5, 2015, the Company negotiated a cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during the 2015 fiscal and calendar year.  This cap set the maximum amount that would be payable by the Company on both a quarterly and annual basis. The cap for each quarter was as follows: (i) for the quarter ended June 30, 2015, the cap was $150,000; (ii) for the quarter ended June 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; (iii) for the quarter ended September 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; and (iv) for the quarter ended December 31, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to September 30, 2015. The overall cap for the year ended December 31, 2015 was $800,000, so notwithstanding any given quarterly cap, the amounts payable for all four quarters would not exceed $800,000.

On March 8, 2016, the Company negotiated a new cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during the 2016 fiscal and calendar year.  This cap set the maximum amount that would be payable by the Company for 2016 at the lesser of 0.60% of the average of the Company's total investments (at fair value) over the year ended December 31, 2016 or $917,000.

The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, JMP Credit Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the administrator’s services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have entered into a license agreement with an affiliate of JMP Group pursuant to which it has agreed to grant us a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, we have a right to use the “Harvest” name for so long as an affiliate of JMP Group remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Harvest” name.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is party to an investment advisory and management agreement with HCAP Advisors, in which certain of the Company’s directors and executive officers have ownership and financial interests. Under the investment advisory and management agreement, the Company pays HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

The principals of our investment adviser may also serve as principals of other investment managers affiliated with our investment adviser that may manage investment funds with investment objectives similar to ours. In addition, HCAP Advisors or its officers and employees may in the future similarly serve entities that operate in the same or related lines of business as we do. Accordingly, they may in the future have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in our best interests. As a result, HCAP Advisors may in the future face conflicts in the allocation of investment opportunities to us and other funds and clients. However, our investment adviser intends in such event to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser. An investment opportunity that is suitable for multiple clients of our investment adviser may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act, if applicable. There can be no assurance that HCAP Advisors’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

On December 10, 2015, the Company received exemptive relief from the SEC permitting us greater flexibility to negotiate the terms of co-investments with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries, in each case in a manner consistent with our investment objectives and strategies as well as regulatory requirements and other pertinent factors (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries. We believe that such co-investments may afford us additional investment opportunities.

The Company is also party to an administration agreement with JMP Credit Advisors, which is an affiliate of HCAP Advisors. Under the administration agreement, JMP Credit Advisors provides the Company with the office facilities and administrative services necessary to conduct its day-to-day operations. Payments under the administration agreement are equal to an amount, subject to a cap, based upon the Company’s allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

HCAP Advisors, our investment adviser, and JMP Credit Advisors, our administrator, are also affiliates of JMP Group. JMP Group is a full-service investment banking and asset management firm. Certain members of JMP Group, along with members of HCAP Advisors, founded the Company’s predecessor fund, HCC LLC, in September 2011. JMP Group currently owns equity in the Company, and through its wholly owned subsidiaries, JMP Group owns a majority of HCAP Advisors and wholly owns JMP Credit Advisors. Our chairman of the board of directors has a financial interest in and also serves as the chairman and chief executive officer of JMP Group.

JMP Securities LLC, a subsidiary of JMP Group, or its affiliates may provide the Company with various financial advisory and investment banking services, for which they would receive customary compensation.

The Company is party to a license agreement with Harvest Capital Strategies, a subsidiary of JMP Group, pursuant to which Harvest Capital Strategies has agreed to grant the Company a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, the Company will have a right to use the “Harvest” name for so long as Harvest Capital Strategies or one of its affiliates remains the Company’s investment adviser.

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of October 14, 2016, the beneficial ownership of each director, each executive officer, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of October 14, 2016 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 6,278,735 shares of common stock outstanding as of October 14, 2016.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder. Unless otherwise indicated, the address of all executive officers and directors is c/o Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, NY 10017.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Interested Directors:
Joseph A. Jolson(2)	514,495	8.2%
Richard P. Buckanavage	57,272	*
Independent Directors:
Dorian B. Klein	--	--
Jack G. Levin	--	--
Richard A. Sebastiao	9,570	*
Executive Officers:
Craig R. Kitchin	17,109	*
Renee D. Lefebvre	--	--
Ryan T. Magee	10,410	*
All officers and directors as a group (eight persons)	608,856	9.7%
5% Holders
JMP Group LLC(3)	712,732	11.4%
Joseph A. Jolson(2)	514,495	8.2%

*	Represents less than 1.0%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)

The total number of shares reported includes 448,727 shares owned by the Joseph A. Jolson 1991 Trust, of which Mr. Jolson is the trustee; 35,768 shares owned by The Jolson Family Foundation, of which foundation Mr. Jolson is President and Treasurer and over which shares Mr. Jolson has voting and investment power, but no pecuniary interest; 10,000 shares owned by Mr. Jolson's daughter and over which shares Mr. Jolson has voting and investment power, but no pecuniary interest; and 20,000 shares owned directly by Mr. Jolson. The principal address for Mr. Jolson is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

(3)

Consists of (i) 707,074 shares of common stock of the Company held directly by JMP Investment Holdings LLC, which is a wholly owned subsidiary of JMP Group LLC, and (ii) 5,658 shares of common stock of the Company held directly by JMP Securities LLC, which is a wholly owned subsidiary of JMP Holding LLC, which is a wholly owned subsidiary of JMP Group, Inc., which is a wholly owned subsidiary of JMP Group LLC. JMP Group LLC is an indirect beneficial owner of all of the shares, and JMP Group Inc. and JMP Holding LLC are indirect beneficial owners of the 5,658 shares held by JMP Securities LLC. JMP Group LLC is the successor issuer to JMP Group Inc. pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended. The principal address for JMP Group LLC, JMP Investment Holdings LLC, JMP Securities LLC, and JMP Group Inc. is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

The following table sets forth, as of October 14, 2016, the dollar range of our equity securities that is beneficially owned by each of our directors and executive officers.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Joseph A. Jolson	Over $100,000
Richard P. Buckanavage	Over $100,000
Independent Directors:
Dorian B. Klein	None
Jack G. Levin	None
Richard A. Sebastiao	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $12.19 on October 14, 2016 on the NASDAQ Global Market.

(3)	The dollar range of equity securities beneficially owned are none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our common stock will be determined quarterly by dividing the value of our total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. We will conduct the valuation of our assets, pursuant to which our net asset value will be determined, at all times consistent with GAAP and the 1940 Act.

In calculating the fair value of our total assets, investments for which market quotations are readily available will be valued at such market quotations, which will generally be obtained from an independent pricing service or one or more broker-dealers or market makers.

We expect that there will not be a readily available market value for a substantial portion of our portfolio investments, and we will value those debt and equity securities that are not publicly traded or whose market value is not ascertainable, at fair value as determined in good faith by the board of directors pursuant to a valuation policy that is in accordance with GAAP and the 1940 Act and pursuant to a valuation process approved by our board of directors. Our board of directors may employ independent third party valuation firms to assist in determining fair value.

In accordance with authoritative accounting guidance, and with the assistance of any third-party valuation firms that we employ, we perform detailed valuations of our debt and equity investments on an individual basis, using market, income, and bond yield approaches as appropriate. In general, we utilize a bond yield method for the majority of our debt investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model. For our equity investments, we generally utilize the market and income approaches.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information to benchmark appropriate discount rates in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business. The discount rates used are determined based upon the portfolio company's weighted average cost of capital.

The types of factors that the board of directors may take into account in determining fair value include: comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation.

Investments are measured at fair value as determined in good faith by our management team, reviewed by the audit committee of the board of directors (independent directors), and ultimately approved by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Level 3 debt investments which have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

In the case of investments that are Level 3 assets and have an investment rating of 2 through 5 (with performance ranging from within expectations to substantially below expectations), the Company engages an independent external valuation firm to review all such material investments quarterly. However, in certain cases for Level 3 assets that are internally rated 2, the Company may determine that it is more appropriate for the Company to prepare a PMR instead of engaging an independent external valuation firm on a quarterly basis, because a third-party valuation is not cost effective or the nature of the investment does not warrant a quarterly third-party valuation. In the case of investments that are Level 3 assets and have an investment rating of 3 through 5, the Company’s management or the investment professionals of our investment adviser prepare an internal valuation analysis (in the form of a portfolio monitoring report or “PMR”), which is considered in addition to the review of the independent external valuation firm. In the case investments that are Level 3 assets and have an investment rating of 1, the Company engages an independent external valuation firm to review all material investments, at least annually. In quarters where an external valuation is not prepared for such investments, the Company’s management or the investment professionals of our investment adviser prepare a PMR for such investments. In the case of investments that are Level 1 or 2 assets, a PMR is generally not prepared and no independent external valuation firm is engaged due to the availability of quotes in markets (which may or may not be active) for such investments or similar assets.

The board of directors undertakes a multi-step valuation process at each measurement date:

●

Our valuation process begins with (i) an internally prepared PMR, (ii) an external valuation report prepared by an independent valuation firm, or (iii) both (i) and (ii), depending on the investment’s rating for all Level 3 investments.

●	Preliminary valuation conclusions are documented and discussed with our senior management.

●	The audit committee of our board of directors reviews and discusses the preliminary valuations.

●

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our senior management, the independent valuation firm (if reviewed in such quarter), and the audit committee.

Due to the inherent uncertainty in determining the fair value of investments that do not have a readily observable fair value, and the subjective judgments and estimates involved in those determinations, the fair value determinations by our board of directors, even though determined in good faith, may differ materially from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an applicable committee of our board of directors will consider the following factors, among others, in making such determination:

●	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

●

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

●

the magnitude of the difference between (i) the net asset value of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value of our common stock since that determination, and (ii) the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our cash distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal income tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Certain U.S. Federal Income Tax Considerations.”

The plan may be terminated by us upon notice in writing mailed to each participant. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

If you withdraw or the plan is terminated, the plan administrator will continue to hold your shares in book-entry form unless you request that such shares be sold or issued. Upon receipt of your instructions, a certificate for each whole share in your account under the plan will be issued and you will receive a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants, and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus contains the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our certificate of incorporation, our authorized capital stock consists solely of 100,000,000 shares of common stock, par value $0.001 per share, and 2,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is listed on the NASDAQ Global Market under the ticker symbol “HCAP.”  No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of capital stock as of October 14, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	100,000,000	—	6,278,235
Preferred Stock	2,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends, and voting. When they are issued, shares of our common stock will be duly authorized, validly issued, fully paid, and non-assessable. Distributions may be paid to the holders of our common stock if, as, and when declared by our board of directors out of assets legally available therefor, subject to any preferential dividend rights of outstanding preferred stock. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors, and do not have cumulative voting rights. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Upon our liquidation, dissolution, or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges, and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges, and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions, and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Under our certificate of incorporation, we have agreed to indemnify, to the fullest extent authorized by the Delaware General Corporation Law, any person who was or is involved in any actual or threatened action, suit, or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, except in cases in which the indemnitee did not act in good faith with the reasonable belief that his or her conduct was in, or not opposed to, the best interest of the Company or the indemnitee’s conduct constituted gross negligence, bad faith, reckless disregard, or willful misconduct. Our certificate of incorporation also provides for the advancement of expenses incurred by a director or officer in advance of a final disposition of a proceeding, upon the receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event it is ultimately determined that he or she is not entitled to indemnification. In addition, our certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for liability under Section 174 of the Delaware General Corporation Law (which relates to the unlawful payment of a dividend or an unlawful stock purchase or redemption), or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification, advancement of expenses, and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not include in its certificate of incorporation or bylaws a provision that would protect a director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law provides that the indemnification and advancement of expenses permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders, or otherwise. Our certificate of incorporation similarly provides that the indemnification and advancement of expenses provided for in the certificate of incorporation shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled under any law, agreement, vote of the stockholders or disinterested directors, or otherwise.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner or certain other conditions are satisfied. A “business combination” includes certain mergers, asset sales, and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her, or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our certificate of incorporation and bylaws provide that:

●	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

●

directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock then outstanding and entitled to vote, voting together as a single class; and

●

any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board of directors, may only be filled by the board of directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum, or by the sole remaining director.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

●

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

●	special meetings of the stockholders may only be called by our board of directors, chairman, or chief executive officer.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the outstanding shares entitled to vote is required to amend a corporation’s certificate of incorporation, unless a corporation’s certificate of incorporation requires a greater percentage. Delaware’s corporation law also provides generally that the affirmative vote of a majority of the shares present in person or by proxy at a meeting and entitled to vote is required to amend a corporation’s bylaws, unless a corporation’s certificate of incorporation or bylaws require a greater percentage.

Under our certificate of incorporation, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal certain provisions of our certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action, and amendments to our certificate of incorporation. In addition, under our certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any of the provisions of our bylaws. Our certificate of incorporation also permits our board of directors to amend or repeal our bylaws by a majority vote.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of up to 2,000,000 shares of preferred stock, par value $0.001, of which no shares are currently outstanding. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion, or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our board of directors will determine and the amendment to the charter and the prospectus supplement relating to such series will describe:

●	the designation and number of shares of such series;

●

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

●	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

●	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

●	the voting powers, if any, of the holders of shares of such series;

●	any provisions relating to the redemption of the shares of such series;

●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

●	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to its stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

●	the number of such subscription rights issued to each stockholder;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, shares of our preferred stock, or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

●	the title of such warrants;

●	the aggregate number of such warrants;

●	the price or prices at which such warrants will be issued;

●	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

●

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

●

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

●	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

●	whether such warrants will be issued in registered form or bearer form;

●	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

●	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

●	information with respect to book-entry procedures, if any;

●	the terms of the securities issuable upon exercise of the warrants;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

●	the designation or title of the series of debt securities;

●	the total principal amount of the series of debt securities;

●	the percentage of the principal amount at which the series of debt securities will be offered;

●	the date or dates on which principal will be payable;

●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

●	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

●	the terms for redemption, extension or early repayment, if any;

●	the currencies in which the series of debt securities are issued and payable;

●

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

●	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

●	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

●	the provision for any sinking fund;

●	any restrictive covenants;

●	any Events of Default (as defined in “Events of Default” below);

●	whether the series of debt securities are issuable in certificated form;

●	any provisions for defeasance or covenant defeasance;

●	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

●

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

●	whether the debt securities are subject to subordination and the terms of such subordination;

●	whether the debt securities are secured and the terms of any security interest;

●	the listing, if any, on a securities exchange; and

●	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

No person from whom we borrow will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of our operating policies or investment strategies, as applicable.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

●	how it handles securities payments and notices;

●	whether it imposes fees or charges;

●	how it would handle a request for the holders’ consent, if ever required;

●	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

●	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

●	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

●

an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

●

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

●	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

●

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

●

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

●	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

●

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

●

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;

●

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

●	we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;

●	we do not pay interest on a debt security of the series within 30 days of its due date;

●	we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

●

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

●	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

●

the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

●	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

●	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

●

the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

●	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

●	the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

●	the payment of principal, any premium or interest; or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

●	where we merge out of existence or sells substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

●

the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

●	we must deliver certain certificates and documents to the trustee; and

●	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

●	reduce any amounts due on a debt security;

●

reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

●	adversely affect any right of repayment at the holder’s option;

●	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

●	impair your right to sue for payment;

●	adversely affect any right to convert or exchange a debt security in accordance with its terms;

●	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

●	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

●	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

●

modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

●	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

●	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

●

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of its covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

●

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

●

for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

●	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

●

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

●

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

●

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

●

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

●

we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

●

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

●

we must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

●

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

●	only in fully registered certificated form;

●	without interest coupons; and

●	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

●

our indebtedness (including indebtedness of others guaranteed by us) whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

●	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the certain U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate, gift, or generation-skipping tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●

a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to be able to deduct the amount of our distributions, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

For any taxable year in which we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement,

we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We generally will endeavor to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement. However, for the year ended December 31, 2015, the Company estimated its excise tax to be $1,393.

In order to maintain qualification as a RIC for U.S. federal income tax purposes, we must, among other things:

●	qualify to be regulated as a business development company under the 1940 Act at all times during each taxable year;

●

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and

●	diversify our holdings so that at the end of each quarter of the taxable year:

o

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

o

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, or the Diversification Tests.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to maintain our qualification for RIC tax treatment and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order (i) to satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualification as a RIC. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement, or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us from RIC tax treatment as a result of a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Maintain our Qualification as a RIC

If we are unable to maintain our qualification for RIC tax treatment, and if certain remedial provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such distributions, non-corporate stockholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, and then to qualify as a RIC in a subsequent year, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including certain items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years (or shorter applicable period).

The remainder of this discussion assumes that we will maintain our qualification as a RIC and will satisfy the Annual Distribution Requirement.

Tax on Investment Income

A 3.8% tax is imposed on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. stockholders receiving distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. A U.S. stockholder receiving a distribution in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

A 30% U.S. federal withholding tax is imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, a 30% withholding tax is also imposed on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. A U.S. stockholder that holds its shares through foreign intermediaries or foreign entities could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a U.S. stockholder might be eligible for refunds or credits of such taxes.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Foreign Account Tax Compliance Act

The so-called “Foreign Account Tax Compliance Act,” or “FATCA,” and the Treasury regulations promulgated thereunder, generally impose a withholding tax of 30% on (i) certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income and (ii) beginning after December 31, 2018, payments of gross proceeds from the sale, exchange, redemption, retirement or other taxable disposition of property of a type that can produce U.S. source interest or dividends, in each case, to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or (ii) such FFIs reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and such FFIs comply with the terms of such IGA and any enabling legislation or administrative authority with respect to such IGA. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless such foreign entities certify that they do not have any greater than 10% U.S. owner or provide the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which he, she, or it hold shares, such Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on , and proceeds from the sale of, such shares. Likewise, if a U.S. stockholder holds shares of our common stock through a foreign intermediary or foreign entity, such U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on, and proceeds from the sale of, such shares. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the shares of our common stock.

REGULATION

We have elected to be regulated as a business development company under the 1940 Act. As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company. Our bylaws provide for the calling of a special meeting of stockholders at which such action could be considered upon written notice of not less than ten or more than sixty days before the date of such meeting.

We do not intend to acquire securities issued by any investment company (i.e., mutual fund, registered closed-end fund or business development company) that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. For example, under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates are generally precluded from co-investing in private placements of securities. In addition, on December 10, 2015, we received exemptive relief from the SEC permitting us greater flexibility to negotiate the terms of co-investments with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries, in each case in a manner consistent with our investment objectives and strategies as well as regulatory requirements and other pertinent factors (including the terms and conditions of the exemptive order issued by the SEC). Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with investment funds managed by HCAP Advisors or JMP Credit Advisors and with certain accounts managed or held by JMP Group and certain of its subsidiaries. We believe that such co-investments may afford us additional investment opportunities.

Qualifying assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

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Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

o	is organized under the laws of, and has its principal place of business in, the United States;

■

is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

■	satisfies any of the following:

●	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

●

is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the business development company has an affiliated person who is a director of the eligible portfolio company; or

●	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange.

●	Securities of any eligible portfolio company which we control.

●

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

●

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

●	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

●	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “— Qualifying assets” above. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Issuance of Additional Shares of Our Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in highly rated commercial paper, U.S. government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to maintain our qualification as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Derivative Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities are outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

The 1940 Act also limits the amount of warrants, options and rights to common stock that we may issue and the terms of such securities.

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, each code of ethics is available on the EDGAR database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Our code of ethics is also available on our corporate governance webpage of harvestcapitalcredit.com/corporate-governance.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and our investment adviser have designated a chief compliance officer to be responsible for administering the policies and procedures.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our independent directors and, accordingly, are subject to change.

Introduction

Our investment adviser is registered with the SEC as an investment adviser under the Investment Advisers Act. As an investment adviser registered under the Advisers Act, our investment adviser has fiduciary duties to us. As part of this duty, our investment adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our investment adviser’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser votes proxies relating to our portfolio securities in what our investment adviser perceives to be the best interest of our stockholders. Our investment adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our investment adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our investment adviser’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that a vote is not the product of a conflict of interest, our investment adviser requires that (1) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. If a vote may involve a material conflict of interest, prior to approving such vote, our investment adviser must consult with our chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, our investment adviser’s employees shall vote the proxy in accordance with our investment adviser’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to Chief Compliance Officer, Harvest Capital Credit Corporation, 767 Third Avenue, 25th Floor, New York, New York 10017.

Other

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

●

pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding their assessment of their internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

●

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports are required to disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act of 2002 requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act of 2002 and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act of 2002 and will take actions necessary to ensure that we are in compliance therewith.

Our Status as an Emerging Growth Company

We are an “emerging growth company,” or “EGC,” as defined in the Jumpstart Our Business Startups Act, or the “JOBS Act.” An EGC is defined as a company with total annual gross revenues of less than $1 billion in its most recently completed fiscal year. An EGC will retain such status until the earlier of: (1) the fifth anniversary of the date it first sold securities pursuant to an initial public offering registration statement; (2) the last day of the fiscal year in which it first exceeds $1 billion in annual gross revenues; (3) the time it becomes a large accelerated filer (an SEC registered company with a public float of at least $700 million); or (4) the date on which the EGC has, within the previous three years, issued $1 billion of nonconvertible debt.

The JOBS Act affords an EGC an opportunity to get a temporary reprieve from certain SEC regulations by exempting an EGC from these regulations for up to five years. These eased requirements include an exemption from certain financial disclosure and governance requirements and relaxed restrictions on the sale of securities. The JOBS Act provides scaled disclosure provisions for EGCs, including, among other things, removing the requirement that EGCs comply with Sarbanes-Oxley Act Section 404(b) auditor attestation of internal control over financial reporting.

Section 107(b) of the JOBS Act also permits an EGC to elect an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until such time as these new or revised standards are made applicable to all private companies. We have elected to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates.

The NASDAQ Stock Market Corporate Governance Regulations

The NASDAQ Stock Market has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance listing standards applicable to business development companies.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $100,000,000 of our common stock, preferred stock, debt securities subscription rights to purchase common stock, or warrants to purchase common stock, preferred stock, or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AGENT, DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank, N.A., or “U.S. Bank,” which we refer to as our custodian, pursuant to a custodian services agreement. The principal business address of U.S. Bank is 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603. American Stock Transfer & Trust Company, LLC, or “American Stock Transfer,” will act as our transfer agent, dividend paying agent and registrar pursuant to a transfer agency agreement. The principal business address of American Stock Transfer is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2015, and December 31, 2014 and for each of the three years in the period ended December 31, 2015 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PRIVACY NOTICE

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information, and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, District of Columbia 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, District of Columbia 20549. This information will also be available free of charge by contacting us at 767 Third Avenue, 25th Floor, New York, New York 10017, by telephone at (212) 906-3592, or on our website at http://www.harvestcapitalcredit.com. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Harvest Capital Credit Corporation

Statements of Assets and Liabilities (Unaudited)

	June 30, 2016	December 31, 2015
ASSETS:
Non-affiliated/non-control investments, at fair value (cost of $133,581,375 at 6/30/16 and $135,198,490 at 12/31/15)	$132,146,918	$135,516,729
Affiliated investments, at fair value (cost of $15,893,085 at 6/30/16 and $9,031,772 at 12/31/15)	13,241,057	7,243,697
Control investments, at fair value (cost of $909,973 at 6/30/16 and $0 at 12/31/15)	909,973	—
Total investments, at fair value (cost of $150,384,433 at 6/30/16 and $144,230,262 at 12/31/15)	146,297,948	142,760,426

Cash	155,231	595,047
Restricted cash	2,615,358	2,474,362
Interest receivable	391,275	1,112,885
Accounts receivable – other	51,524	304,969
Deferred offering costs	954,404	1,023,246
Deferred financing costs	634,702	748,637
Other assets	232,721	118,287
Total assets	$151,333,163	$149,137,859

LIABILITIES:
Revolving line of credit	$35,484,964	$29,698,293
Unsecured notes	27,500,000	27,500,000
Accrued interest payable	486,709	412,099
Accounts payable - base management fees	744,016	739,517
Accounts payable - incentive management fees	318,536	848,841
Accounts payable - administrative services expenses	210,299	220,872
Accounts payable and accrued expenses	346,382	282,949
Other liabilities	11,214	21,032
Total liabilities	65,102,120	59,723,603

Commitments and contingencies (Note 8)

NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized, 6,293,298 issued and 6,287,798 outstanding at 6/30/16 and 6,269,669 issued and outstanding at 12/31/15	6,293	6,270
Capital in excess of common stock	90,254,484	89,989,686
Treasury shares at cost, 5,500 and 0 shares at 6/30/16 and 12/31/15, respectively	(68,911)	—
Accumulated realized losses on investments	(2,230,690)	(1,066,131)
Net unrealized depreciation on investments	(4,086,485)	(1,469,836)
Undistributed net investment income	2,356,352	1,954,267
Total net assets	86,231,043	89,414,256
Total liabilities and net assets	$151,333,163	$149,137,859

Common stock issued and outstanding	6,287,798	6,269,669

Net asset value per common share	$13.71	$14.26

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Investment Income:
Interest:
Cash - non-affiliated/non-control investments	$3,552,174	$3,828,387	$8,107,925	$7,168,423
Cash - affiliated investments	332,771	91,000	574,736	181,000
Cash - control investments	31,155	—	31,155	—
PIK - non-affiliated/non-control investments	387,391	314,992	541,216	621,118
PIK - control investments	9,973	—	9,973	—
Amortization of fees, discounts and premiums, net	366,408	425,515	863,516	787,059
Total interest income	4,679,872	4,659,894	10,128,521	8,757,600
Other income	48,889	9,118	73,586	23,701
Total investment income	4,728,761	4,669,012	10,202,107	8,781,301

Expenses:
Interest expense – revolving line of credit	342,754	176,968	597,332	300,573
Interest expense - unused line of credit	23,815	77,726	71,535	162,311
Interest expense - deferred financing costs	66,935	66,057	132,992	132,114
Interest expense - unsecured notes	481,251	481,251	962,502	823,474
Interest expense - deferred offering costs	48,721	45,007	96,485	74,520
Total interest expense	963,476	847,009	1,860,846	1,492,992

Professional fees	195,896	205,949	377,790	387,531
General and administrative	227,069	227,645	445,546	416,404
Base management fees	744,016	654,905	1,481,831	1,264,237
Incentive management fees	318,536	543,946	961,387	868,711
Administrative services expense	210,299	173,931	431,218	323,931
Total expenses	2,659,292	2,653,385	5,558,618	4,753,806
Net Investment Income, before taxes	2,069,469	2,015,627	4,643,489	4,027,495
Excise tax	—	35,864	(2,615)	35,864
Net Investment Income, after taxes	2,069,469	2,051,491	4,640,874	4,063,359

Net realized gains (losses):
Non-affiliated / Non-control investments	55,226	(674,880)	(22,296)	(659,061)
Affiliated investments	—	—	(1,142,263)	—
Net realized gains (losses)	55,226	(674,880)	(1,164,559)	(659,061)
Net change in unrealized (depreciation) appreciation	(1,132,027)	1,814,698	(2,616,649)	70,541
Total net unrealized and realized (losses) gains	(1,076,801)	1,139,818	(3,781,208)	(588,520)

Net increase in net assets resulting from operations	$992,668	$3,191,309	$859,666	$3,474,839

Net investment income per share	$0.33	$0.33	$0.74	$0.65
Net increase in net assets resulting from operations per share	$0.16	$0.51	$0.14	$0.56
Weighted average shares outstanding (basic and diluted)	6,286,014	6,248,539	6,280,428	6,238,844
Dividends paid per common share	$0.34	$0.34	$0.68	$0.68

 See accompanying notes to unaudited financial statements.

 Harvest Capital Credit Corporation

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30,
	2016	2015

Increase in net assets from operations:
Net investment income	$4,640,874	$4,063,359
Net realized losses on investments	(1,164,559)	(659,061)
Net change in unrealized (depreciation) appreciation on investments	(2,616,649)	70,541
Net increase in net assets resulting from operations	859,666	3,474,839

Distributions to shareholders (1):
Distributions from net investment income	(4,238,789)	(4,210,783)
Decrease in net assets resulting from shareholder distributions	(4,238,789)	(4,210,783)

Capital share transactions:
Reinvestment of dividends (2)	264,821	376,804
Share repurchases	(68,911)	—
Net increase in net assets from capital share transactions	195,910	376,804

Total decrease in net assets	(3,183,213)	(359,140)
Net assets at beginning of period	89,414,256	90,872,315

Net assets at end of period	$86,231,043	$90,513,175

Capital share activity (common shares):
Shares issued from reinvestment of dividends	23,629	30,537
Shares repurchased	(5,500)	—
Net increase in capital share activity	18,129	30,537

(1)

Net investment income exceeded distributions for the six months ended June 30, 2016 in the amount of $402,085. Distributions for the six months ended June 30, 2015 were in excess of net investment income in the amount of $147,424. See Dividends and Distributions Policy in Note 2.

(2)	Net of par value of shares issued of $24 and $30 and funds received for fractional shares of $46 and $24 for the six months ended June 30, 2016 and 2015, respectively.

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Statements of Cash Flows (Unaudited)

	Six Months Ended June 30,
	2016	2015

Cash flows from operating activities:
Net (decrease) increase in net assets resulting from operations	$859,666	$3,474,839
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Paid in kind income	(551,189)	(690,968)
Paid in kind income collected	436,775	69,850
Net realized losses on investments	1,164,559	659,061
Net change in unrealized depreciation (appreciation) of investments	2,616,649	(70,541)
Amortization of fees, discounts and premiums, net	(863,516)	(787,059)
Amortization of deferred financing costs	132,992	132,114
Amortization of deferred offering costs	96,485	74,520
Purchase of investments (net of loan origination and other fees)	(23,189,202)	(18,855,898)
Proceeds from principal payments	16,839,713	6,573,543
Changes to operating assets and liabilities
Decrease (increase) in interest receivable	721,610	(368,793)
Decrease (increase) in accounts receivable - other and other assets (1)	147,708	(293,251)
Increase in accrued interest payable	74,610	390,843
Decrease in accounts payable and other liabilities	(482,764)	(1,237,852)

Net cash used in operating activities	(1,995,904)	(10,929,592)

Cash flows from financing activities:
Borrowings on revolving credit facility	16,131,375	18,200,000
Repayment of borrowings on revolving credit facility	(10,344,704)	(29,477,504)
Proceeds from the issuance of unsecured notes	—	27,500,000
Offering expenses	(46,699)	(1,038,832)
Proceeds from the issuance of common stock and common units	46	17
Repurchased shares (held in Treasury Stock)	(68,911)	—
Distributions to equity holders (net of stock issued under dividend reinvestment plan of $264,765 and $376,780, respectively)	(3,974,023)	(3,834,003)

Net cash provided by financing activities	1,697,084	11,349,678

Net (decrease) increase in cash during the period	(298,820)	420,086

Cash at beginning of period	3,069,409	2,171,771

Cash at end of period	$2,770,589	$2,591,857

Non-cash operating activities:
Amendment fees (1)	(66,303)	59,433

Non-cash financing activities:
Value of shares issued in connection with dividend reinvestment plan	$264,765	$376,780

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$1,556,755	$895,515

(1) Includes $75,000 of non-cash amendment fees that were written off related to the impairment of Peekay Acquisition, LLC.

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Schedule of Investments (unaudited)

(as of June 30, 2016)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Non-Control / Non-Affiliate Investments

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	1.4%	*	Senior Secured Term Loan, due 07/05/2019		10/03/14	1,179,889	1,163,972	1,179,889
			(14.00%; the greater of 14.00% and LIBOR +8.50%)

			Residual Value	(4)	10/03/14	—	8,699	27,000

Regional Engine Leasing, LLC	4.8%	*	Senior Secured Term Loan, due 3/31/2020		03/31/15	4,078,649	3,964,676	4,030,796
			(11.00%; the greater of 11.00% or LIBOR +4.50%)

			Residual Value	(4)	03/31/15	—	102,421	141,751

Automotive
Fox Rent A Car, Inc.	10.9%	*	Junior Secured Term Loan, due 10/31/2019	(13)	10/31/14	10,000,000	9,922,377	9,438,987
			(15.46%; LIBOR +12.00% plus 3.00% default interest)

Banking, Finance, Insurance and Real Estate
Shinnecock CLO 2006-1, Ltd.	1.6%	*	4,200,000 Subordinated Notes, due 07/15/2018	(12)	03/06/14	—	1,503,129	1,396,204
			(14.9% effective yield)

WBL SPE I, LLC	7.5%	*	Senior Secured Term Loan, due 02/28/2017		09/30/13	6,500,000	6,492,757	6,500,000
			(13.00% Cash)

WBL SPE II, LLC	8.2%	*	Senior Secured Term Loan, due 09/30/2017		09/30/14	7,113,955	7,024,146	7,113,955
			(14.50% Cash)

World Business Lenders, LLC	0.3%	*	49,209 Class B Common Equity Units	(10)	12/23/13	—	200,000	252,256
			(0.31% on a fully diluted basis)

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.4%	*	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,872,254	3,774,000
			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	4.3%	*	Junior Secured Term Loan, due 07/13/2020		01/13/14	3,750,000	3,731,507	3,733,594
			(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Yucatan Foods, L.P.	12.5%	*	Junior Secured Term Loan A, due 03/29/2021		03/29/16	8,339,197	8,181,854	8,181,854
			(14.50%; 8.00% cash/6.50% PIK)	(11)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

			Junior Secured Term Loan B, due 03/29/2021		03/29/16	2,667,908	2,617,913	2,617,913
			(10.00% PIK; convertible into 5.80% of fully diluted common equity)	(11)

Capital Equipment
Douglas Machines Corp.	5.1%	*	Junior Secured Term Loan, due 12/31/2018	(9)	05/07/14	4,252,633	4,170,593	4,252,633
			(12.50% Cash)

			Warrants to purchase 204 Shares of Common Stock		04/06/12	—	12,500	158,663
			(2.00% on a fully diluted basis)

Lanco Acquisition, LLC	3.8%	*	Senior Secured Term Loan A, due 06/12/2018		06/13/14	350,500	345,256	350,500
			(11.50%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,417,150	2,362,515	2,416,000
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, 06/12/2017	(6)	06/13/14	250,000	250,000	250,000
			(8.50%; LIBOR +8.00% with 0.50% LIBOR floor)

			Warrants to purchase 1,364 Common Equity Units		06/13/14	—	42,000	273,700
			(12.00% on a fully diluted basis)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	7.2%	*	Junior Secured Term Loan, due 03/30/2017	(5)	05/27/15	7,046,769	6,598,278	6,183,871
			(10.00%; 5.00% Cash / 5.00% PIK)

Consumer Goods - Non-Durable
Atrium Innovations, Inc.	1.1%	*	Senior Secured Term Loan, due 02/16/2021		01/29/14	977,500	977,928	951,841
			(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)

Bradford Soap International, Inc.	5.2%	*	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,426,803	4,500,000
			(9.72%; LIBOR + 9.25%)

PD Products, LLC	5.1%	*	Senior Secured Term Loan, due 10/04/2018		10/04/13	4,410,191	4,328,165	4,410,191
			(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)	(11)

High Tech Industries
Applied Systems, Inc.	0.6%	*	Junior Secured Term Loan, due 01/24/2022		01/15/14	484,788	481,957	483,171
			(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)

GK Holdings, Inc. (Global Knowledge)	3.4%	*	Junior Secured Term Loan, due 1/20/2022		01/30/15	3,000,000	2,948,763	2,922,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Mercury Network, LLC	2.3%	*	Senior Secured Term Loan, due 04/24/2020		05/12/15	1,891,304	1,860,426	1,843,500
			(9.75%; LIBOR +8.75% with 1.00% LIBOR floor)	(11)

			86,957 Class A Common Equity Units		05/12/15	—	86,957	104,000
			(0.59% on a fully diluted basis)

Optimal Blue, LLC	0.9%	*	100,000 Class A Common Equity Units		12/18/13	—	100,000	783,628
			(0.38% on a fully diluted basis)

Media: Broadcasting & Subscription
Chemical Information Services, LLC	5.0%	*	Senior Secured Term Loan, due 08/28/2019		08/28/15	4,270,765	4,231,893	4,270,765
			(12.63%; LIBOR +12.00% with no LIBOR floor)	(11)

			Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
			(12.63%; LIBOR +12.00% with no LIBOR floor)	(11)

Multicultural Radio Broadcasting, Inc.	5.6%	*	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,835,000
			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC	6.9%	*	Senior Secured Term Loan, due 04/24/2019		04/24/14	5,263,658	5,211,684	5,230,000
			(12.50%; LIBOR +11.75% with 0.75% LIBOR floor)	(11)

			Revolving Line of Credit, due 04/24/2018		04/24/14	666,667	666,667	660,000
			(12.50%; LIBOR +11.75% with 0.75% LIBOR floor)	(11)

			100 Class A Common Equity Units		04/24/14	—	100,000	41,000
			(1.08% on a fully diluted basis)

Metals & Mining
Northeast Metal Works LLC	15.0%	*	Senior Secured Term Loan, due 12/29/2017		09/29/14	11,461,245	11,559,384	11,735,000
			(14.47%; LIBOR +14.00% with 0.20% LIBOR floor)	(11)

			Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,175,000	1,175,000	1,175,000
			(14.47%; LIBOR +14.00% with 0.20% LIBOR floor)	(11)

Retailer
CP Holding Co., Inc. (Choice Pet)	6.0%	*	Senior Secured Term Loan, due 02/28/2018		05/30/13	5,491,699	5,434,613	5,206,981

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

			(16.25%; 12.00% Cash/4.25% PIK)	(11)

Services: Business
Language Line, LLC	4.6%	*	Junior Secured Term Loan, due 07/07/2022		07/01/15	3,994,442	3,940,368	3,984,456
			(10.75%; LIBOR +9.75% with 1.00% LIBOR floor)

Novitex Acquisition, LLC	7.8%	*	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,944,216	6,766,000
			(11.75%; LIBOR + 10.50% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	7.0%	*	Junior Secured Term Loan, due 07/5/2017		04/05/12	5,935,179	5,894,519	5,935,179
			(15.0%; 12.50% Cash/2.50% PIK)

			100,000 shares of Series A Preferred Stock		04/05/12	—	100,000	96,890
			(0.58% on a fully diluted basis)

Sitel Worldwide Corporation	2.0%	*	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,717,608	1,723,750
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC	2.6%	*	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,877,527	2,215,000
			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Subtotal Non-controlled, Non-affiliated Investments						133,169,138	133,581,375	132,146,918

Affiliated Investments

Healthcare & Pharmaceuticals
Infinite Care, LLC	9.3%	*	Senior Secured Term Loan, due 02/28/2019	(6)	02/29/16	6,000,000	5,968,359	5,999,673
			(12.47%; LIBOR+12.00% with 0.42% LIBOR floor)
			3,000,000 Class A Common Equity Units		02/29/16	—	3,000,000	2,061,450
			(27.00% on a fully diluted basis)

WorkWell, LLC	5.6%	*	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,660,938	4,574,296	4,605,000
			(12.17%; LIBOR + 11.50% with 0.50% LIBOR floor)

			Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
			(12.17%; LIBOR + 11.50% with 0.50% LIBOR floor)	(11)

			250,000 Preferred Equity Units		10/22/15	—	250,000	247,000
			(6.28% on a fully diluted basis)

			250,000 Common Equity Units		10/22/15	—	—	7,000

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

			(0.63% on a fully diluted basis)

Retailer
Peekay Acquisition, LLC	0.4%	*	Senior Secured Term Loan (Last Out), due 02/15/16		12/31/12	2,115,125	1,995,430	320,934
			(17.00% PIK)	(7)

			35,775 shares of Common Stock (Peekay Boutiques, Inc.)	(8)	12/31/12	—	105,000	—
			(5.95% on a fully diluted basis)

Subtotal Affiliated Investments						12,776,063	15,893,085	13,241,057

Control Investments

Aerospace & Defense
Flight Lease VII, LLC	1.1%	*	1,800 Common Equity Units		03/18/16	—	909,973	909,973
			(46.15% on a fully diluted basis)

Subtotal Control Investments						—	909,973	909,973

Total Investments as of 06/30/2016	169.7%	*				145,945,201	150,384,433	146,297,948

* Value as a percentage of net assets.

(1)

Debt investments and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Equity investments (other than Flight Lease VII, LLC), residual values and warrants are non-income producing. All investments other than Atrium Innovations, Inc., Flight Lease VII, LLC, Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended. The Company's non-qualifying assets, on a fair value basis, comprise 11.3% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $2.5 million, $6.4 million, and $3.9 million, respectively.  The tax cost of investments is $150.2 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.

(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that was intended to strengthen the credit profile of the borrower. The restructured investment carried a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remained unchanged at September 30, 2016. CRS was taken off non-accrual during the three months ended June 30, 2015 and interest income on the restructured loan is currently being accrued. On April 29, 2016, the loan agreement was amended to extend the maturity date from September 30, 2016 to March 30, 2017.  In conjunction with the extension, the interest rate increased from 5.0% cash to 10.0% (5.0% cash / 5.0% PIK).

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 8 for further discussion on portion of commitment unfunded at June 30, 2016.

(7)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Effective February 1, 2016 the debt investment was placed on non-accrual status. The loan is in default and lenders are working with the company on restructuring its debt.

(8)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's last out senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(9)

On July 7, 2015, Douglas Machines Corp. refinanced the Company's $1.5 million revolver commitment with another lender; the Company reduced the $4.3 million term loan interest rate from 13.5% to 12.5%, extended the maturity date from April 6, 2017 to December 31, 2018 and it became a junior secured term loan.

(10)

The Company owns 49,209 of Class B Preferred membership units representing 0.31% of the fully diluted common equity in World Business Lenders, LLC. However, due to the liquidation preference of the Class B units we would receive 0.52% of the proceeds in a liquidation of the company at the June 30, 2016 fair value.

(11)	The coupon on the loan is subject to a pricing grid based on the ratio of Debt to EBITDA of the portfolio company.

(12)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document.

(13)

On April 22, 2016, the Company received notice from the senior secured lender to Fox Rent a Car, Inc. ("Fox") that, due to Fox's violation of certain covenants under its senior secured credit facility, it was blocking the junior secured term loan lenders from receiving interest payments until the covenant breaches are cured, waived by the senior secured lenders or the blockage period expires. The loan was on non-accrual status at June 30, 2016.

See accompanying notes to unaudited financial statements.

Harvest Capital Credit Corporation

Schedule of Investments

(as of December 31, 2015)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	1.4%	*	Senior Secured Term Loan, due 07/05/2019		10/03/14	1,223,326	1,206,393	1,206,897
			(15.00%; the greater of 14.00% or LIBOR +8.50%, plus additional 1.00% PIK)

			Residual Value	(4)	10/03/14	—	8,699	11,662

Regional Engine Leasing, LLC	4.8%	*	Senior Secured Term Loan, due 3/31/2020		03/31/15	4,214,736	4,087,270	4,181,392
			(11.00%; the greater of 11.00% or LIBOR +4.50%)

			Residual Value	(4)	03/31/15	—	102,421	139,498

Automotive
Fox Rent A Car, Inc.	10.9%	*	Junior Secured Term Loan, due 10/31/2019		10/31/14	10,000,000	9,918,138	9,788,251
			(12.24%; LIBOR +12.00%)

Banking, Finance, Insurance & Real Estate
Shinnecock CLO 2006-1, Ltd.	1.8%	*	CLO Subordinated Notes, due 07/15/2018	(16)	03/06/14	—	1,567,860	1,567,860
			(13.20% effective yield)

WBL SPE I, LLC	8.9%	*	Senior Secured Term Loan, due 02/28/2017		09/30/13	8,000,000	7,985,883	8,000,000
			(13.00% Cash)

WBL SPE II, LLC	8.4%	*	Senior Secured Term Loan, due 12/23/2016		09/30/14	7,503,165	7,353,852	7,503,165
			(14.50% Cash)

World Business Lenders, LLC	0.3%	*	Class B Common Equity Units	(14)	12/23/13	—	200,000	270,909
			(0.31% of fully diluted common equity)

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.3%	*	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,863,890	3,818,500
			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	5.6%	*	Junior Secured Term Loan, due 07/13/2020		01/13/14	5,000,000	4,976,182	4,987,500
			(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments
Capital Equipment
Douglas Machines Corp.	5.0%	*	Junior Secured Term Loan, due 12/31/2018	(13)	05/07/14	4,315,133	4,217,912	4,315,133
			(12.50% Cash)

			Common Equity Warrants		04/06/12	—	12,500	127,722
			(2.0% of fully diluted common equity)

Lanco Acquisition, LLC	3.8%	*	Senior Secured Term Loan A, due 06/12/2018		06/13/14	592,000	579,905	592,000
			(11.50%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,386,885	2,322,563	2,363,404
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, 06/12/2017	(6)	06/13/14	350,000	350,000	350,000
			(8.50%; LIBOR +8.00% with 0.50% LIBOR floor)

			Common Equity Warrants		06/13/14	—	42,000	58,857
			(12.00% of fully diluted common equity)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	6.4%	*	Junior Secured Term Loan, due 09/30/2016	(5)	05/27/15	6,985,636	6,058,198	5,760,675
			(5.00% Cash)

Consumer Goods - Non-Durable
Atrium Innovations, Inc.	1.0%	*	Senior Secured Term Loan, due 02/16/2021		01/29/14	982,500	982,971	911,269
			(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)

Bradford Soap International, Inc.	4.9%	*	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,417,447	4,410,000
			(9.49%; LIBOR + 9.25%)

PD Products, LLC	5.1%	*	Senior Secured Term Loan, due 10/04/2018		10/04/13	4,535,032	4,448,660	4,535,032
			(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)	(15)

Healthcare & Pharmaceuticals
Infinite Aegis Group, LLC	10.1%	*	Senior Secured Term Loan (First Out), due 07/31/2017	(7)	03/10/15	3,499,708	3,499,708	3,499,708
			(15.24%; LIBOR + 12.00% with 0.19% LIBOR floor/3.00% PIK)

			Senior Secured Term Loan (Last Out), due 07/31/2017	(7)	08/01/13	4,559,429	4,487,002	4,461,130

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments
			(18.24%; LIBOR + 14.65% with 0.19% LIBOR floor/3.00% PIK/0.35% Fee Letter)	(8)

			Revolving Line of Credit, 07/31/2017	(7)	03/10/15	1,050,000	1,050,000	1,050,000
			(12.24%; LIBOR + 12.00% with 0.19% LIBOR floor)

			Common Equity Warrants		08/01/13	—	77,522	—
			(3.00% of fully diluted common equity)

High Tech Industries
Applied Systems, Inc.	0.5%	*	Junior Secured Term Loan, due 01/24/2022		01/15/14	490,141	487,100	475,130
			(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)

GK Holdings, Inc. (Global Knowledge)	3.3%	*	Junior Secured Term Loan, due 1/31/2022		01/30/15	3,000,000	2,945,515	2,927,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Mercury Network, LLC	2.2%	*	Senior Secured Term Loan, due 04/24/2020		05/12/15	1,900,000	1,865,860	1,863,500
			(10.25%; LIBOR +9.25% with 1.00% LIBOR floor)	(15)

			Class A Common Equity Units		05/12/15	—	86,957	116,579
			(0.59% of fully diluted common equity)

Optimal Blue, LLC	0.6%	*	Class A Common Equity Units		12/18/13	—	100,000	526,197
			(0.38% of fully diluted common equity)

Media: Broadcasting & Subscription
Chemical Information Services, LLC	5.1%	*	Senior Secured Term Loan, due 08/28/2019		08/28/15	4,577,000	4,531,790	4,531,790
			(12.33%; LIBOR +12.00% with no LIBOR floor)	(15)
			Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
			(12.33%; LIBOR +12.00% with no LIBOR floor)	(15)

Multicultural Radio Broadcasting, Inc.	5.4%	*	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,825,383
			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC	6.7%	*	Senior Secured Term Loan, due 04/24/2019		04/24/14	5,400,000	5,344,004	5,400,000
			(9.75%; LIBOR +9.00% with 0.75% LIBOR floor)	(15)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments
			Revolving Line of Credit, due 04/24/2018	(6)	04/24/14	400,000	400,000	400,000
			(9.75%; LIBOR +9.00% with 0.75% LIBOR floor)	(15)

			Class A Common Equity Units		04/24/14	—	100,000	158,341
			(1.08% fully diluted common equity)

Metals & Mining
Northeast Metal Works LLC	14.7%	*	Senior Secured Term Loan, due 12/29/2017		09/29/14	11,711,245	11,719,801	11,968,844
			(14.24%; LIBOR +14.00% with 0.20% LIBOR floor)	(15)

			Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,175,000	1,175,000	1,175,000
			(14.24%; LIBOR +14.00% with 0.20% LIBOR floor)	(15)

Retailer
CP Holding Co., Inc. (Choice Pet)	5.9%	*	Senior Secured Term Loan, due 02/28/2018		05/30/13	5,375,578	5,303,683	5,319,577
			(16.25%; 12.00% Cash/4.25% PIK)	(15)

Services: Business
Language Line, LLC	4.5%	*	Junior Secured Term Loan, due 07/07/2022		07/01/15	4,000,000	3,942,875	3,985,000
			(10.75%; LIBOR +9.75% with 1.00% LIBOR floor)

Novitex Acquisition, LLC	7.5%	*	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,940,339	6,712,947
			(11.75%; LIBOR + 10.50% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	6.7%	*	Junior Secured Term Loan, due 07/5/2017		04/05/12	5,860,865	5,807,253	5,860,865
			(15.0%; 12.50% Cash/2.50% PIK)

			Series A Preferred Equity		04/05/12	—	100,000	165,012
			(0.58% of fully diluted common equity)

Sitel Worldwide Corporation	1.9%	*	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,715,846	1,715,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC	3.9%	*	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,865,441	3,480,000
			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Subtotal Non-Control / Non-Affiliate Investments						$135,287,429	$135,198,490	$135,516,729

Portfolio Company		Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Non-Control / Non-Affiliate Investments
Affiliate Investments

Healthcare & Pharmaceuticals

WorkWell, LLC	5.5%	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,720,313	4,625,099	4,625,099
		(12.00%; LIBOR + 11.50% with 0.50% LIBOR floor)
		Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
		(12.00%; LIBOR + 11.50% with 0.50% LIBOR floor)
		Common Equity Units		10/22/15	—	250,000	250,000
		(6.28% of fully diluted common equity)
Retailer
Peekay Acquisition, LLC (Christals)	1.6%	Senior Secured Term Loan (Last Out), due 02/15/16	(17)	12/31/12	2,000,000	1,983,205	1,442,394
		(18.00%; 15.00% Cash/3.00% Accommodation Fee paid in Cash)	(9)

		Common Equity (Peekay Boutiques, Inc.)	(10)	12/31/12	—	105,000	—
		(5.95% of fully diluted common equity)

Beverage, Food & Tobacco

Solex Fine Foods, LLC (non-accrual)	1.0%	Senior Secured Term Loan (Last Out), due 12/28/2016	(11)	12/31/12	1,847,856	1,626,670	926,204
		(18.63%; LIBOR +12.48% Cash/3.09% PIK/2.81% Supplemental PIK)	(12)

		Common Equity Units	(11)	12/31/12		290,284	—
		(6.57% of fully diluted common equity)

		Common Equity Warrants	(11)	12/31/12		151,514	—
		(6.40% of fully diluted common equity)

Subtotal Affiliate Investments					$8,568,169	$9,031,772	$7,243,697

Total Investments as of 12/31/2015	159.7%				$143,855,598	$144,230,262	$142,760,426

* Value as a percentage of net assets

(1)

Debt investments and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Common equity options, residual values and warrants are non-income producing. All investments other than Atrium Innovations, Inc., Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended. The Company's non-qualifying assets, on a fair value basis, comprise 12.2% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $1.9 million, $2.5 million, and $0.6 million, respectively.  The tax cost of investments is $143.4 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.

(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that was intended to strengthen the credit profile of the borrower. The restructured investment carries a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remains unchanged at September 30, 2016. CRS was taken off non-accrual during the three months ended June 30, 2015 and interest income on the restructured loan is currently being accrued.

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 9 for further discussion on portion of commitment unfunded at December 31, 2015.

(7)

As of December 31, 2015, Infinite Aegis Group, LLC ("IA") was four months behind in interest payments and owed the Company $593,993 in interest, fees and expenses.  The Company’s investment in Infinite Aegis Group, LLC remained on accrual status, as of December 31, 2015, due to the substantive evidence of a refinancing agreement that was expected to close during the three months ended March 31, 2016. On February 29, 2016, a refinancing occurred, and our $9.1 million debt investment in IA was paid off at par as a result of the purchase of the majority of IA's assets by Infinite Care, LLC ("IC"). We also received $1.4 million in accrued and unpaid interest and fees. In conjunction with the payoff of our investment in IA, we invested $3.0 million into the common equity of IC and provided a $6.0 million senior secured term loan and a $1.0 million senior secured revolver (unfunded at close).

(8)

The "Fee Letter" represents an agreement with the borrower that will pay us an amount at maturity or when the loan is paid off that makes our effective cash coupon over the life of the investment equal to LIBOR +15.00%.

(9)

The Peekay Acquisition, LLC (Christals) "Accommodation Fee" is a fee that one of the other lenders to Peekay Acquisition, LLC agreed to pay to the Company during the term of the Company's senior secured term loan investment in Peekay Acquisition, LLC. The amount of the fee is equal to the aggregate principal amount of the outstanding term loan held by the Company multiplied by a per annum rate of 3%. This fee is calculated and treated as if it is interest on the outstanding principal amount of the loan.

(10)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(11)

Solex Fine Foods, LLC ("Solex") is on non-accrual status at December 31, 2015. The amortized cost balance of $1,626,670 as of December 31, 2015 has not changed since the investment was put on non-accrual status effective November 1, 2014. The outstanding balance of $1,847,856 as of December 31, 2015 includes $164,377 of PIK interest capitalized to the principal balance. The investment was exited in February 2016 for cash consideration of $926,204.

(12)

Supplemental PIK accrues on Solex each quarter and is determined based on the Senior Debt to EBITDA calculation as of the last day of the immediately preceding quarterly payment period. Since the investment was put on non-accrual status effective November 1, 2014, the PIK has not been accrued and the cost balance remains $1,626,670; however, the outstanding principal balance reflects the accrued PIK.

(13)

On July 7, 2015, Douglas Machines Corp. refinanced the Company's $1.5 million revolver commitment with another lender; the Company reduced the $4.3 million term loan interest rate from 13.5% to 12.5%, extended the maturity date from April 6, 42017 to December 31, 2018 and it became a junior secured term loan.

(14)

The Company owns 0.31% of the equity Class B units in WBL. However, due to the liquidation preference of the Class B units we would receive 0.50% of the proceeds in a liquidation of the company at the December 31, 2015 fair value.

(15)	The coupon on the loan is subject to a pricing grid based on the ratio of Debt to EBITDA of the portfolio company.

(16)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document.

(17)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Lenders entered into an amendment with Peekay agreeing to forbear until July 31, 2016, subject to certain financial restructuring steps taken by the company during the forbearance period.

Harvest Capital Credit Corporation

Notes to Unaudited Financial Statements

Note 1. Organization

Harvest Capital Credit Corporation (“HCAP” or the "Company") was incorporated as a Delaware corporation on November 14, 2012, for the purpose of, among other things, acquiring Harvest Capital Credit LLC (“HCC LLC”). HCAP acquired HCC LLC on May 2, 2013, in connection with HCAP's initial public offering. HCAP is an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, HCAP has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As an investment company, we follow accounting and reporting guidance as set forth in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services- Investment Companies.

Note 2. Summary of Significant Accounting Policies

 Basis of Financial Statement Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and in accordance with the rules and regulations of the SEC and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair statement of the Company's financial statements have been made.

 In preparing the financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the statement of assets and liabilities and income and expenses for the period. Actual results could differ from those estimates.

Basis for Consolidation

 In accordance with Article 6 of Regulation S-X, the Company does not consolidate portfolio company investments.

 Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in ASC 946, the Company is precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Cash

Cash and cash equivalents as presented in the statement of assets and liabilities and the statement of cash flows include bank checking accounts and short term securities with an original maturity of less than 90 days.

Restricted Cash

Restricted cash of $2.6 million and $2.5 million as of June 30, 2016 and December 31, 2015, respectively, was held at U.S. Bank, National Association in conjunction with the Company's Credit Facility (see Note 3 Borrowings). The Company is restricted from accessing this cash until the monthly settlement date when, after delivering a covenant compliance certificate, the net restricted cash is released to us after paying interest, fees and expenses owed under our Credit Facility.

Investments and Related Investment Revenue and Expense

All revenue and expenses attributable to investments are reflected on the statement of operations commencing on the settlement date unless otherwise specified by the transaction documents.

The Company accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest payment default occurs on a loan in the portfolio, in which interest has not been paid for greater than 90 days, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed collectible. However, the Company remains contractually entitled to this interest. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection and the amount of collectible interest is expected to be paid.

For loans with contractual PIK (payment-in-kind) interest income, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if we believe that the PIK interest is no longer collectible, including if the portfolio company valuation indicates that such PIK interest is not collectible. Loan origination fees - net of direct loan origination costs, original issue discounts that initially represent the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and market discounts or premiums - are accreted or amortized using the effective interest method as interest income over the contractual life of the loan. Upon the prepayment of a loan or debt security, any unamortized net loan origination fee will be recorded as interest income. Loan exit fees that are contractually required to be paid at the termination or maturity of the loan will be accreted to interest income over the contractual term of the loan. We suspend the accretion of interest income for any loans or debt securities placed on non-accrual status. We may also collect other prepayment premiums on loans. These prepayment premiums are recorded as other income as earned. Dividend income, if any, will be recognized on the ex-dividend date.

Certain expenses related to legal and tax consultation, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. To the extent that such costs are not classified as direct loan origination costs, these expenses are recognized in the statement of operations as they are incurred.

 Excise Tax

The Company estimates excise tax based on timely information available. As of December 31, 2015, the Company estimated excise tax for the calendar year of 2015 to be $1,393.

Investment Date

 The Company records investment purchases and sales based on the trade date. For instances when the trade date and funding date differ, the Company captures the open trades in the receivable for securities sold or payable for securities purchased on the statements of assets and liabilities.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

 Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income. We recognized $0.1 million in net realized gains during the three months ended June 30, 2016 and $0.7 million in net realized losses during the three months ended June 30, 2015. We recognized $1.2 million in net realized losses during the six months ended June 30, 2016 and $0.7 million in net realized losses during the six months ended June 30, 2015

Net changes in unrealized appreciation or depreciation measure changes in the fair value of our investments relative to changes in their amortized cost. We recognized $1.1 million in net change in unrealized depreciation during the three months ended June 30, 2016 and $1.8 million in net change in unrealized appreciation during the three months ended June 30, 2015. We recognized $2.6 million in net change in unrealized depreciation during the six months ended June 30, 2016 and $0.1 million in net change in unrealized appreciation during the six months ended June 30, 2015.

 Classification of Investments

 We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through beneficial ownership of 5% or more, but generally 25% or less, of the outstanding voting securities of another person. The Company had 30 investments that were classified as non-control/non-affiliate investments as of June 30, 2016 and December 31, 2015. The Company had 3 investments classified as affiliate as of June 30, 2016 and 3 classified as affiliate as of December 31, 2015. The Company had 1 investment classified as control as of June 30, 2016 and none classified as control as of December 31, 2015. The control investment as of June 30, 2016 was the result of an investment in a portfolio company during the quarter ended March 31, 2016 whereby we obtained a controlling financial interest.

Valuation of Investments

Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to ASC 820, Fair Value Measurement. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with applicable accounting guidance and expands disclosure of fair value measurements.

 Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Investments are recorded at their fair value at each quarter end (the measurement date).

 Fair Value Investment Hierarchy

 Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.
Level 2

Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3	Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

  Valuation Process

 Investments are measured at fair value as determined in good faith by our management team, reviewed by the audit committee of the board of directors (independent directors), and ultimately approved by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date.

In the case of investments that are Level 3 assets and have an investment rating of 1, we engage an independent external valuation firm to review all material investments, at least annually. In quarters where an external valuation is not prepared for such investments, our management or the investment professionals of our investment adviser prepare an internal valuation analysis (in the form of a portfolio monitoring report or “PMR”) for such investments.

In the case of investments that are Level 3 assets and have an investment rating of 2 through 5 (with performance ranging from within expectations to substantially below expectations), we engage an independent external valuation firm to review all such material investments quarterly. However, in certain cases for Level 3 assets that are internally rated 2, we may determine that it is more appropriate for the Company to prepare a PMR instead of engaging an independent valuation firm on a quarterly basis, because a third-party valuation is not cost effective or the nature of the investment does not warrant a quarterly third-party valuation. In the case of investments that are Level 3 assets and have an investment rating of 3 through 5, our management or the investment professionals of our investment adviser prepare a PMR, which is considered in addition to the review of the independent external valuation firm..

Level 3 debt investments which have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

In the case of investments that are Level 1 or 2 assets, a PMR is generally not prepared and no independent external valuation firm is engaged due to the availability of quotes in markets (which may or may not be active) for such investments or similar assets.

The board of directors undertakes a multi-step valuation process at each measurement date.

•	Our valuation process begins with (i) an internally prepared PMR, (ii) an external valuation report prepared by an independent valuation firm, or (iii) both (i) and (ii), for all Level 3 investments.

•	Preliminary valuation conclusions are documented and discussed with our senior management.

•	The audit committee of our board of directors reviews and discusses the preliminary valuations.

•

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our senior management, the independent valuation firm report (if reviewed in such quarter), and the audit committee.

 Valuation Methodology

 The following section describes the valuation methods and techniques used to measure the fair value of the investments.

 Fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which our management has deemed there to be enough breadth (number of quotes) and depth to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) the market approach (enterprise value), (iv) the income approach (discounted cash flow analysis) or (v) the bond yield approach.

 The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower.

In most cases we use the bond yield approach for valuing our Level 3 debt investments, as long as we deem this method appropriate. This approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to ours, in order to assess what the range of effective market interest rates would be for our investment if it were being made on or near the valuation date. Then all of the remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

The fair value of equity securities, including warrants, in portfolio companies oftentimes considers the market approach, which applies market valuation multiples of publicly-traded firms or recently acquired private firms engaged in businesses similar to those of the portfolio companies. This approach to determining the fair value of a portfolio company’s equity security will typically involve: (1) applying to the portfolio company’s trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization) a range of enterprise value to EBITDA multiples that are derived from an analysis of comparable companies, in order to arrive at a range of enterprise values for the portfolio company; then (2) subtracting from the range of enterprise values balances of any debt or equity securities that rank senior to our equity securities; and (3) multiplying the range of equity values by the Company’s ownership share of such equity to determine a range of fair values for the Company’s equity investment.

We also use the income approach, which discounts a portfolio company’s expected future cash flows to determine its net present enterprise value. The discount rate used is based upon the company’s weighted average cost of capital, which is determined by blending the cost of the company’s various debt instruments and its estimated cost of equity capital. The cost of equity capital is estimated based upon our market knowledge and discussions with private equity sponsors.

 These valuation methodologies involve a significant degree of judgment. As it relates to investments that do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. In some cases, fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

 Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Capital Gains Incentive Fee

Under GAAP, the Company calculates the capital gains incentive fee as if the Company had realized all investments at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive fee that is ultimately paid and the differences could be material.

Deferred Offering Costs

Deferred offering costs are made up of offering costs related to the preparation and filing of the Company's shelf registration statement on Form N-2 in November 2014 and the expenses related to the Company's unsecured notes issued in January 2015. The deferred offering costs consist of underwriting fees, legal fees and other direct costs incurred by the Company in conjunction with preparation and filing of the Company's shelf registration statement on Form N-2 and are recognized as assets and are amortized as deferred offering expense over the term of the applicable offering. The balance of deferred offering costs as of June 30, 2016 and December 31, 2015 was $954,404 and $1,023,246, respectively. The amortization expense relating to deferred debt offering costs during the three months ended June 30, 2016 and June 30, 2015 was $48,721 and $45,007, respectively. The amortization expense relating to deferred debt offering costs during the six months ended June 30, 2016 and June 30, 2015 was $96,485 and $74,520, respectively.

Deferred Financing Costs

Deferred financing costs are made up of debt issuance costs associated with the Company's revolving line of credit. The deferred debt issuance costs consist of fees and other direct costs incurred by the Company in obtaining debt financing from its lenders and are recognized as assets and are amortized as interest expense over the term of the applicable credit facility. The balance of deferred financing costs as of June 30, 2016 and December 31, 2015 was $634,702 and $748,637, respectively. The amortization expense relating to deferred debt financing costs during the three months ended June 30, 2016 and June 30, 2015 was $66,935 and $66,057, respectively. The amortization expense relating to deferred debt financing costs during the six months ended June 30, 2016 and June 30, 2015 was $132,992 and $132,114, respectively.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date.  Distributions to shareholders which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital (i.e. return of capital). The determination of the tax attributes of our distributions is made at the end of the year based upon our taxable income for the full year and the distributions paid during the full year. Therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of distributions for a full year.  Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if the board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

During both the three months ended June 30, 2016 and the three months ended June 30, 2015, the Company declared dividends totaling $0.34 per share. During both the six months ended June 30, 2016 and the six months ended June 30, 2015, the Company declared dividends totaling $0.68 per share.

 Income Taxes

Beginning with its first taxable year ending December 31, 2013, the Company elected to be treated, and intends to receive RIC tax treatment annually thereafter, as a RIC under Subchapter M of the Code. To receive RIC tax treatment, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date by the respective taxing authorities. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statements. Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria and the Company has no amounts accrued for interest or penalties as of June 30, 2016. Neither HCC LLC nor the Company is currently undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months.

Recent Accounting Pronouncements

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Cost, which requires debt issuance costs to be presented on the balance sheet as a direct deduction from the associated debt liability, and in August 2015, the FASB issued ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements, which clarifies the application of ASU 2015-03 to debt issuance costs associated with the line-of-credit arrangements and allows presentation of debt issuance costs on these instruments as assets that are amortized over the term of the instrument. Adoption of these standards will result in the presentation of our Notes net of the associated debt issuance costs in the liabilities section on the Statement of Assets and Liabilities. There will be no changes to the accounting or presentation of our Credit Facility. ASU 2015-03 and ASU 2015-15 are effective for fiscal years beginning after December 15, 2015. As an emerging growth company, we have the option to adopt these pronouncements for interim periods beginning after December 15, 2016 and have elected to do so.

In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers, which defers the effective date of ASU 2014-09, Revenue from Contracts with Customers. ASU 2014-09 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. ASU 2014-09 has been deferred by one year via ASU 2015-14 and will now be effective for fiscal years beginning after December 15, 2019, and interim periods beginning after December 15, 2020, and requires either a retrospective or a modified retrospective approach to adoption. Early adoption is not permitted but you can adopt as of the original effective date of December 15, 2016. We are currently evaluating the impact to our financial statements.

In January 2016, the FASB issued ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities to ASC Topic 825, Financial Instruments.  ASU 2016-01 amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments, including the requirement to measure certain equity investments at fair value with changes in fair value recognized in net income.  ASU 2016-01 is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2017.  We are currently evaluating the impact of the adoption of ASU 2016-01 on our financial statements.

Note 3. Borrowings

On October 29, 2013, the Company entered into a Loan and Security Agreement with CapitalSource Bank (now Pacific Western Bank), as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55.0 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility is secured by all of the Company’s assets and has an accordion feature that allows the size of the facility to increase up to $85.0 million. The final maturity date under the Credit Facility is October 29, 2018.

The Credit Facility was amended on September 22, 2015 to extend the revolving period and lower the interest rate. The original Credit Facility had a revolving period that expired on October 29, 2015. Advances under the original Credit Facility bore interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. The amended Credit Facility has a revolving period that expires on April 30, 2017. Advances under the amended Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Credit Facility also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. In addition, the Credit Facility contains a covenant that limits the amount of our unsecured longer-term indebtedness (as defined in the Credit Facility), which includes our Notes, to 50% of the maximum borrowing amount under the Credit Facility. The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Credit Facility provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

All of the Company's assets are pledged as collateral under the Credit Facility. Availability under the Credit Facility is determined by advance rates against eligible loans in the borrowing base up to a maximum aggregate availability of $55.0 million. Advance rates against individual investments range from 40% to 65% depending on the seniority of the investment in the borrowing base.

As of June 30, 2016, the outstanding balance on the Credit Facility was $35.5 million. As of December 31, 2015, the outstanding balance on the Credit Facility was $29.7 million. As of June 30, 2016 and December 31, 2015, the Company was in compliance with its debt covenants.

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its 7.00% Notes due 2020 (the "Notes"). On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of Notes to cover the over-allotment option exercised by the underwriters. In total, the Company issued 1,100,000 Notes at a price of $25.00 per Note. The total net proceeds to the Company from the Notes, after deducting underwriting discounts of $0.8 million and offering expenses of $0.2 million, were $26.5 million.

The Notes mature on January 16, 2020 and bear interest at a rate of 7.00%. They are redeemable in whole or in part at anytime at the Company's option after January 16, 2017 at a price equal to 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest. The Notes are unsecured obligations of the Company and rank pari passu with any future unsecured indebtedness; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of the existing and future secured indebtedness of the Company, to the extent of the value of the assets securing such indebtedness, including borrowings under the Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. Interest on the Notes is payable quarterly on January 16, April 16, July 16, and October 16 of each year. The Notes are listed on the NASDAQ Global Market under the trading symbol “HCAPL.” The Company may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of June 30, 2016, the outstanding principal balance of the Notes was $27.5 million and the debt issuance costs balance was $954,404.

The indenture governing the Notes (the "Notes Indenture”) contains certain covenants, including covenants (i) requiring the Company’s compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act; (ii) requiring the Company’s compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its treatment as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the Notes and the trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture. As of June 30, 2016 and December 31, 2015, the Company was in compliance with its debt covenants.

Note 4. Concentrations of Credit Risk

The Company’s investment portfolio consists primarily of loans to privately-held small to mid-size companies. Many of these companies may experience variation in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations.

The largest debt investments may vary from year to year as new debt investments are recorded and repaid. The Company’s five largest debt investments represented approximately 32.8% and 33.0% of total debt investments outstanding as of June 30, 2016 and December 31, 2015, respectively. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest debt investments accounted for approximately 31.9% and 30.9% of total loan interest and fee income for the three months ended June 30, 2016 and June 30, 2015, respectively. Interest income from the five largest debt investments accounted for approximately 29.6% and 29.7% of total loan interest and fee income for the six months ended June 30, 2016 and June 30, 2015, respectively.

Note 5. Shareholders’ Equity

The following tables summarize the total shares issued and proceeds received under the Company's DRIP plan for shares of the Company’s common stock and shares repurchased in the open market by the Company for the three months and six months ended June 30, 2016 and June 30, 2015.

	2016		2015
	Shares Issued	Net Proceeds	Shares Issued	Net Proceeds
Total dividend reinvestment plan for the three months ended June 30	11,535	$141,814	8,901	$114,824
Total shares repurchased during the three months ended June 30	(5,500)	$(68,911)	—	—
Net shares issuance during the three months ended June 30	6,035	$72,903	8,901	$114,824

Total dividend reinvestment plan for the six months ended June 30	23,629	$264,765	30,537	$376,780
Total shares repurchased during the six months ended June 30	(5,500)	$(68,911)	—	—
Net shares issuance during the six months ended June 30	18,129	$195,854	30,537	$376,780

As of June 30, 2016 and June 30, 2015, the Company had no warrants outstanding.

On March 8, 2016, our board of directors authorized a $3.0 million open market stock repurchase program. Pursuant to our program, we are authorized to repurchase up to $3.0 million in the aggregate of our outstanding stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by our management at its discretion, and no assurances can be given that any common stock, or any particular amount, will be purchased. Unless amended by our board of directors, the repurchase program will expire on the earlier of December 31, 2016 or the repurchase of $3.0 million of our outstanding shares of common stock. The program may be suspended, extended, modified, or discontinued at any time. During the three months and six months ended June 30, 2016, the Company repurchased 5,500 shares of its common stock at an average price of $12.53 per share, and a total cost of $68,911. As of June 30, 2016, approximately $2.9 million of common stock remains eligible for repurchase under the repurchase plan.

Note 6. Fair Value Measurements

As described in Note 2, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Unsecured notes: The Notes are a Level 2 financial instrument with readily observable market inputs. The Notes trade under the ticker HCAPL and as of June 30, 2016 the fair value of $27.8 million was based on the closing price of the Notes on that day.

Off-balance sheet financial instruments: The fair value of unfunded commitments is estimated based on the fair value of the funded portion of the corresponding debt investment.

As of June 30, 2016 and December 31, 2015, unfunded commitments totaled $2.4 million and $1.5 million, respectively, and if funded, their estimated fair values on such dates were $2.4 million and $1.5 million, respectively. There were no assets or liabilities measured at fair value on a nonrecurring basis as of June 30, 2016 or December 31, 2015. The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of June 30, 2016 and December 31, 2015, respectively:

	Fair Values as of June 30, 2016

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$951,841	$72,133,184	$73,085,025
Junior Secured	—	12,139,971	54,572,437	66,712,408
CLO Equity	—	—	1,396,204	1,396,204
Equity	—	—	5,104,311	5,104,311
	$—	$13,091,812	$133,206,136	$146,297,948

	Fair Values as of December 31, 2015

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$911,269	$80,220,519	$81,131,788
Junior Secured	—	14,642,630	43,593,371	58,236,001
CLO Equity	—	—	1,567,860	1,567,860
Equity	—	—	1,824,777	1,824,777
	$—	$15,553,899	$127,206,527	$142,760,426

(1)	Senior secured category includes both first out and last out term loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

The following table provides quantitative information related to the significant unobservable inputs used to fair value the Company's Level 3 investments as of June 30, 2016 and December 31, 2015, respectively, and indicates the valuation techniques utilized by the Company to determine the fair value:

Type of Investment	Fair Value at June 30, 2016	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$72,133,184	Bond Yield	Risk adjusted discount factor	8.5% - 30.0%	12.3%

		Market	EBITDA multiple	0.7x - 9.2x	5.3x

		Income	Weighted average cost of capital	10.0% - 21.0%	17.2%

Junior Secured	$54,572,437	Bond Yield	Risk adjusted discount factor	5.9% - 23.8%	12.5%

		Market	EBITDA multiple	5.9x - 8.3x	6.9x

		Income	Weighted average cost of capital	7.1% - 25.0%	16.3%

Equity	$5,104,311	Market	EBITDA multiple	4.1x - 8.3x	5.1x

		Income	Weighted average cost of capital	10.0% - 20.0%	19.1%

CLO equity	$1,396,204	Bond Yield	Risk adjusted discount factor	14.9%	14.9%

Type of Investment	Fair Value at December 31, 2015	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$80,220,519	Bond Yield	Risk adjusted discount factor	9.1% - 30.0%	13.7%

		Market	EBITDA multiple	2.2x - 9.2x	4.7x

		Income	Weighted average cost of capital	2.2% - 20.6%	10.2%

Junior Secured	$43,593,371	Bond Yield	Risk adjusted discount factor	4.9% - 21.8%	12.8%

		Market	EBITDA multiple	1.8x - 8.3x	5.7x

		Income	Weighted average cost of capital	4.0% - 19.5%	8.3%

Equity	$1,824,777	Market	EBITDA multiple	2.6x - 16.6x	8.8x

		Income	Weighted average cost of capital	10.0% - 20.6%	14.1%

CLO equity	$1,567,860	Bond Yield	Risk adjusted discount factor	13.2%	13.2%

(1)

When estimating the fair value of its debt investments, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. However, the Company also takes into consideration the market technique and income technique in order to determine whether the fair value of the debt investment is within the estimated enterprise value of the portfolio company. The significant unobservable inputs used under these techniques are EBITDA multiples, weighted average cost of capital and expected principal recovery. Under the bond yield technique, significant increases (decreases) in the risk adjusted discount factors would result in a significantly lower (higher) fair value measurement.

When estimating the fair value of its equity investments, the Company utilizes the (i) market technique and (ii) income technique. The significant unobservable inputs used in the fair value measurement of the Company’s equity investments are EBITDA multiples and weighted average cost of capital (“WACC”). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement.

When estimating the value of its CLO equity investment, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. The Company also utilizes the performance and covenant compliance information as provided by the independent trustee along with other risk factors including default risk, prepayment rates, interest rate risk and credit spread risk when valuing this investment.

(2)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

 The following table shows a reconciliation of the beginning and ending balances for Level 3 assets. Transfers between investment type and level, if any, are recognized at fair value at the end of the quarter in which the transfers occur :

	Six Months Ended June 30, 2016
	Senior Secured (1)	Junior Secured	CLO Equity	Equity	Total Level 3 Assets

Fair value of portfolio, beginning of period	$80,220,519	$43,593,371	$1,567,860	$1,824,777	$127,206,527
New investments	8,766,667	10,800,000	—	3,900,000	23,466,667
Principal payments received	(15,883,340)	(62,500)	(64,732)	—	(16,010,572)
Loan origination fees received	(14,937)	(216,000)	—	—	(230,937)
Payment in kind interest earned	198,664	342,552	—	9,973	551,189
Accretion of deferred loan origination fees/discounts	296,304	544,827	—	—	841,131
Net realized losses on investments	(700,465)	—	—	(519,320)	(1,219,785)
Change in unrealized appreciation (depreciation) on investments (2)	(750,228)	(429,813)	(106,924)	(111,119)	(1,398,084)
Fair value of portfolio, end of period	$72,133,184	$54,572,437	$1,396,204	$5,104,311	$133,206,136

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.
(2)

The net change in unrealized appreciation (depreciation) of Level 3 investments held at June 30, 2016, was ($2,643,741). Net realized gains/losses and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

	Year ended December 31, 2015
	Senior Secured (1)	Junior Secured	CLO Equity	Equity	Revenue- Linked Security	Total Level 3 Assets

Fair value of portfolio, beginning of period	$56,053,970	$43,744,802	$2,299,854	$1,375,670	$1,111,001	$104,585,297
New investments	36,866,906	11,440,000	—	448,077	—	48,754,983
Principal payments received	(8,083,579)	(16,108,274)	(315,133)	(89,225)	(1,060,166)	(25,656,377)
Loan origination fees received	(937,190)	(122,500)	—	—	—	(1,059,690)
Payment in kind interest earned	603,852	304,697	—	—	183,243	1,091,792
Accretion of deferred loan origination fees/discounts	812,213	1,628,575	—	—	—	2,440,788
Transfer (to) from investment type	(4,315,133)	4,315,133		—		—
Net realized losses on investments	—	(674,880)	(351,217)	(104,525)	—	(1,130,622)
Change in unrealized appreciation (depreciation) on investments (2)	(780,520)	(934,182)	(65,644)	194,780	(234,078)	(1,819,644)
Fair value of portfolio, end of period	$80,220,519	$43,593,371	$1,567,860	$1,824,777	$—	$127,206,527

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.
(2)

The net change in unrealized appreciation/(depreciation) of Level 3 investments held at December 31, 2015, was $(690,397). Net realized gains/(losses) and net change in unrealized appreciation/(depreciation) are reflected on the Statement of Operations.

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a portion of the Company’s assets and liabilities.

 Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

 Note 7. Related Party Transactions

 We were founded in September 2011 by certain members of our investment adviser and JMP Group Inc. (now JMP Group LLC) ("JMP Group"), a full-service investment banking and asset management firm. JMP Group currently holds an equity interest in us and our investment adviser. JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC ("HCS"), an SEC registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors LLC ("JMP Credit Advisors"), which manages approximately $1.1 billion in credit assets of collateralized loan obligation funds and a total return swap.

 In conjunction with our initial public offering in May 2013, HCAP entered into an investment advisory and management agreement with HCAP Advisors LLC ("HCAP Advisors"), which is a majority owned subsidiary of JMP Group. Under the investment advisory and management agreement, the base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

  The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, even in the event that our pre-incentive fee net investment income exceeds the hurdle rate, no incentive fee will be payable to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments.

Additionally, our investment adviser agreed to waive its incentive fees from the period beginning with our initial public offering through March 31, 2014 to the extent required to support a minimum annual dividend yield of 9% (paid on a monthly basis) based on our initial public offering price per share of $15.00 per share. The number of shares of common stock taken into account in connection with this determination only included shares outstanding immediately after the initial public offering plus the number of shares of common stock issued pursuant to our dividend reinvestment plan relating to those shares during the waiver period. Incentive fee expense for the three months and six months ended June 30, 2016 totaled $0.3 million and 1.0 million, respectively, after giving effect to the total return requirement discussed above. Incentive fee expense for the three and six months ended June 30, 2016 would have been $0.5 million and $1.2 million, respectively, had the total return requirement not applied. Incentive fee expense for the three months and six months ended June 30, 2015 totaled $0.5 million and $0.9 million, respectively.

The capital gains incentive fee is determined and paid annually with respect to cumulative realized capital gains (but not unrealized capital gains) to the extent such cumulative realized capital gains exceed cumulative realized and unrealized capital losses through the end of such fiscal year (less the aggregate amount of any previously paid capital gain incentive fee). The Company also records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when (i) the cumulative realized and unrealized gains on its investments exceed all cumulative realized and unrealized capital losses on its investments and (ii) the capital gains incentive fee that would be payable exceeds the aggregate amount of any previously paid capital gain incentive fee given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. Any decrease in unrealized appreciation in subsequent periods will result in the reversal of some or all of such previously recorded expense accrual. The actual incentive fee payable to the Company's investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and is only based on cumulative realized capital gains, including realized capital gains for such period, but not unrealized capital gains. The Company recorded net change in unrealized depreciation of $1.1 million and realized gains of $0.1 million for the three months ended June 30, 2016.

Total base management fees and incentive management fees expense was $1.1 million and $1.2 million for the three months ended June 30, 2016 and June 30, 2015, respectively. Total base management fees and incentive management fees expense was $2.4 million and $2.1 million for the six months ended June 30, 2016 and June 30, 2015. Accrued base management fees and incentive management fees were $1.1 million and $1.6 million as of June 30, 2016 and December 31, 2015, respectively.

In conjunction with our initial public offering in May 2013, HCAP entered into an administration agreement with JMP Credit Advisors pursuant to which JMP Credit Advisors provides administrative services to HCAP and furnishes us with office facilities, equipment, and clerical, bookkeeping, and record keeping services. Payments under the administration agreement are equal to an amount based upon our allocable portion of the administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, except that payments required to be made by HCAP to JMP Credit Advisors under the agreement were capped such that amounts payable to JMP Credit Advisors would not exceed $275,000 during the first year of the term of the administration agreement. In connection with the expiration of the $275,000 cap on April 29, 2014, the Company negotiated a cap with JMP Credit Advisors of $150,000 for each of the quarters ending June 30, September 30, and December 31, 2014. On March 5, 2015, the Company negotiated a cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during 2015.  The 2015 cap set the maximum amount that was payable by the Company on both a quarterly and annual basis.  The cap for each quarter was as follows: (i) for the quarter ended March 31, 2015, the cap was $150,000; (ii) for the quarter ended June 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to March 31, 2015; (iii) for the quarter ended September 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; and (iv) for the quarter ended December 31, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to September 30, 2015.  The overall cap for the year was $800,000, so notwithstanding any given quarterly cap, the amounts payable for all four quarters would not exceed $800,000.  In connection with the expiration of the 2015 cap, the Company entered into an annual cap for 2016 such that the maximum amount that would be payable by the Company for 2016 is the lesser of 0.60% of the average of the Company's total investments over the year ended December 31, 2016 or $917,000. Total administrative services expense was $0.2 million and $0.4 million for the three months and the six months ended June 30, 2016, respectively. Total administrative services expense was $0.2 million and $0.3 million for the three months and six months ended June 30, 2015, respectively. Accrued administrative services fees were $0.2 million and $0.2 million as of June 30, 2016 and December 31, 2015, respectively.

In connection with the Company’s offering of its Notes in January 2015, JMP Securities LLC was one of the co-managing underwriters and received approximately $20,000 of compensation for its services. In the future, JMP Securities LLC or its affiliates may provide the Company with various financial advisory and investment banking services, for which they would receive customary compensation.

Note 8. Commitments and Contingencies

At June 30, 2016, the Company had a total of $2.4 million in unfunded commitments comprised entirely of unfunded revolving line of credit commitments on five of the Company’s debt investments.  At December 31, 2015, the Company had a total of $1.5 million in unfunded commitments comprised entirely of unfunded revolving line of credit commitments on five of the Company’s debt investments.  The following table summarizes the Company's unfunded commitments and extended fair value as of June 30, 2016 and December 31, 2015:

	As of June 30, 2016		As of December 31, 2015
	Unfunded Commitment	Extended Fair Value of unfunded commitment	Unfunded Commitment	Extended Fair Value of unfunded commitment
Brite Media LLC	—	—	$266,667	$266,667
Chemical Information Services, LLC	285,000	285,000	285,000	282,185
Infinite Care, LLC	1,000,000	999,946	—	—
Lanco Acquisition, LLC	450,000	450,000	350,000	350,000
Northeast Metal Works LLC	325,000	325,000	325,000	325,000
WorkWell, LLC	300,000	296,400	300,000	300,000
Total Unfunded Revolver Commitments	2,360,000	2,356,346	1,526,667	1,523,852

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

Note 9. Net Increase in Net Assets Resulting from Operations per Common Share

In accordance with the provisions of ASC 260, “Earnings per Share,” basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. There were no potentially dilutive common shares issued as of June 30, 2016 or June 30, 2015 because there were no outstanding warrants. The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for each period:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net increase (decrease) in net assets resulting from operations	$992,668	$3,191,309	$859,666	$3,474,839
Weighted average shares outstanding (basic and diluted)	6,286,014	6,248,539	6,280,428	6,238,844
Net increase (decrease) in net assets resulting from operations per share (basic and diluted)	$0.16	$0.51	$0.14	$0.56

Note 10. Taxable/Distributable Income and Dividend Distributions

To receive RIC tax treatment, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. The Company incurred a U.S. federal excise tax of $1,393 for calendar year 2015.

We have adopted an “opt out” dividend reinvestment plan, or “DRIP,” for our common stockholders. As a result, if we make cash distributions, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the three months and six months ended June 30, 2016, and June 30, 2015, respectively:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Per share data:
Net asset value at beginning of period	$13.90	$14.30	$14.26	$14.60
Net investment income (1)	0.33	0.33	0.74	0.65
Realized gains (losses) on investments (1)	0.01	(0.11)	(0.19)	(0.11)
Net change in unrealized appreciation (depreciation) on investments	(0.19)	0.29	(0.42)	0.01
Net increase in net assets from operations	0.15	0.51	0.13	0.55
Distributions to stockholders (2)	(0.34)	(0.34)	(0.68)	(0.68)
Net asset value at end of period	$13.71	$14.47	$13.71	$14.47
Net assets at end of period	86,231,043	90,513,175	86,231,043	90,513,175
Shares outstanding at end of period	6,287,798	6,253,210	6,287,798	6,253,210
Weighted average shares outstanding (basic and diluted)	6,286,014	6,248,539	6,280,428	6,238,844
Per share closing price at end of period	$12.78	$14.04	$12.78	$14.04

Ratios and Supplemental data:
Total return based on change in NAV (not annualized) (3)	1.37%	3.83%	2.13%	4.57%
Total investment return (not annualized) (4)	7.92%	10.99%	15.73%	28.37%
Average Net Assets	$86,758,930	$89,601,448	$87,644,039	$90,152,886
Ratio of expenses to average net assets (annualized)	12.26%	11.69%	12.69%	10.47%
Ratio of net investment income to average net assets (annualized)	9.54%	9.16%	10.59%	9.01%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)

Distributions for the three months ended June 30, 2016 were in excess of net investment income in the amount of $51,917. Dividends were less than net investment income in the amount of $402,085 for the six months ended June 30, 2016. Distributions for the three months and six months ended June 30, 2015 were in excess of net investment income in the amount of $57,295 and $147,424, respectively. See Dividends and Distributions Policy in Note 2.

(3)

Total return based on change in net asset value measures the changes in net asset value over the period indicated, taking into account dividends as reinvested. The return is calculated by taking the difference between the net asset value per share at the end of the period (plus assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and the net asset value per share at the beginning of the period, and dividing that difference by the net asset value per share at the beginning of the period. This return primarily differs from the total investment return in that it does not take into account changes in the market price of the Company's stock.

(4)

Total investment return measures the changes in market value over the period indicated, taking into account dividends as reinvested. The return is calculated based on an assumed purchase of stock at the market price on the first day of the period (and assumed reinvestment of dividends and distributions at prices obtained under the Company's dividend reinvestment plan) and an assumed sale at the market price on the last day of the period. The difference between the sale and purchases is then divided by the purchase prices. The return does not reflect any sales load that may be paid by investors.

Note 12. Subsequent Events

On July 1, 2016, the Company received $0.8 million for its Class A equity units in Optimal Blue, LLC. The internal rate of return, or "IRR" on the equity investment was 85.5%. When combined with our debt investment (which the Company exited in December 2015), the overall gross IRR was 20.8% on our investment in Optimal Blue, LLC. IRR is calculated based on all cash flows to or from the Company for or from the investment measured by the amount of the cash flow and the day it was invested or received.

On August 4, 2016, the Company declared monthly distributions of $0.1125 per share payable on each of August 25, 2016, September 22, 2016 and October 20, 2016.

On August 4, 2016, the Company entered into an amendment to its Credit Facility. The agreement was amended to, among other things, (i) provide for the formation and operation of HCAP Equity Holdings, LLC as a wholly owned subsidiary of the Company to hold equity investments and to become an additional borrower under the credit facility; and (ii) establish certain liquidity thresholds that must be satisfied in connection with any repurchase by the Company of its securities, including at the time of any such repurchase and over any given quarter.

Schedule 12-14

Harvest Capital Credit Corporation

Schedule of Investments in and Advances to Affiliates

Six Months Ended June 30, 2016

Portfolio Company	Investment	Amount of Interest Credited to Income (1)	December 31, 2015 Value	Gross Additions (2)	Gross Reductions (3)	June 30, 2016 Value
Non-Majority Owned Control Investments

Flight Lease VII, LLC	1,800 Common Equity Units	$41,128	$—	$909,973	$—	$909,973
	(46.15% on a fully diluted basis)
Total Non-Majority Owned Control Investments		$41,128	$—	$909,973	$—	$909,973

Non-Control Affiliate Investments
Infinite Care, LLC	Senior Secured Term Loan, due 02/28/2019	255,129	—	5,999,673	—	5,999,673
	(12.47%; LIBOR+12.00% with 0.42% LIBOR floor)
	3,000,000 Class A Common Equity Units	—	—	3,000,000	(938,550)	2,061,450
	(27.00% on a fully diluted basis)

Peekay Acquisition, LLC (Non-accrual)	Senior Secured Term Loan (Last Out), due 02/15/16	31,000	1,442,394	95,000	(1,216,460)	320,934
	(17.00% PIK)

	35,775 shares of Common Stock (Peekay Boutiques, Inc.)	$—	$—	$—	$—	$—
	(5.95% on a fully diluted basis)

Solex Fine Foods, LLC (non-accrual)	Senior Secured Term Loan (Last Out), due 12/28/2016	$—	$926,204	$944,534	$(1,870,738)	$—
	(18.63%; LIBOR +12.48% Cash/3.09% PIK/2.81% Supplemental PIK)

	Common Equity Units	$—	$—	$290,284	$(290,284)	$—
	(6.57% on a fully diluted basis)

	Common Equity Warrants	—	—	151,514	(151,514)	—
	(6.40% on a fully diluted basis)
WorkWell, LLC	Senior Secured Term Loan, due 10/21/2020	288,607	4,625,099	39,276	(59,375)	4,605,000

	(12.17%; LIBOR + 11.50% with 0.50% LIBOR floor)

	Revolving Line of Credit, due 10/21/2020	—	—	—	—	—
	(12.17%; LIBOR + 11.50% with 0.50% LIBOR floor)

	250,000 Preferred Equity Units	—	—	7,000	—	7,000
	(6.28% on a fully diluted basis)

	25,000 Common Equity Units	—	250,000	—	(3,000)	247,000
	(0.63% on a fully diluted basis)

Total Non-Control Affiliate Investments		574,736	7,243,697	10,527,281	(4,529,921)	13,241,057

(1) Represents the total amount of interest credited to income for the portion of the period an investment was included in Control or Affiliate categories.

(2) Gross additions include increases in the cost basis of investments resulting from new portfolio investment and accrued PIK interest. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3) Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments of sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

Report of Independent Registered Public Accounting Firm

 To the Board of Directors and Shareholders of Harvest Capital Credit Corporation:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Harvest Capital Credit Corporation (the "Company") at December 31, 2015 and December 31, 2014, and the results of its operations and its cash flows and the changes in net assets for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule appearing on page F-76 presents fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities at December 31, 2015 by correspondence with the custodian, borrowers and lead agents, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

March 15, 2016

Harvest Capital Credit Corporation

Statements of Assets and Liabilities

	December 31,
	2015	2014
ASSETS:
Non-affiliated/non-control investments, at fair value (cost of $135,198,490 at 12/31/15 and $111,101,709 at 12/31/14)	$135,516,729	$112,508,798
Affiliated investments, at fair value (cost of $9,031,772 at 12/31/15 and $4,019,908 at 12/31/14)	7,243,697	3,325,630
Total investments, at fair value (cost of $144,230,262 at 12/31/15 and $115,121,617 at 12/31/14)	142,760,426	115,834,428

Cash	595,047	103,047
Restricted cash	2,474,362	2,068,724
Interest receivable	1,112,885	550,849
Accounts receivable – other	304,969	75,046
Deferred offering costs	1,023,246	119,640
Deferred financing costs	748,637	1,012,862
Other assets	118,287	105,408
Total assets	$149,137,859	$119,870,004

LIABILITIES:
Revolving line of credit	$29,698,293	$26,075,140
Unsecured notes	27,500,000	-
Accrued interest payable	412,099	77,363
Accounts payable - base management fees	739,517	549,761
Accounts payable - incentive management fees	848,841	835,628
Accounts payable - administrative services	220,872	150,001
Accounts payable - accrued expenses	282,949	271,155
Payable for securities purchased	—	998,708
Other liabilities	21,032	39,933
Total liabilities	59,723,603	28,997,689

Commitments and contingencies (Note 9)

NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized, 6,269,669 issued and outstanding at 12/31/15 and 6,222,673 issued and outstanding at 12/31/14	6,270	6,223
Capital in excess of common stock	89,989,686	89,424,498
Accumulated realized (losses) gains on investments	(1,066,131)	665,813
Net unrealized (depreciation) appreciation on investments	(1,469,836)	712,812
Undistributed net investment income	1,954,267	62,969
Total net assets	89,414,256	90,872,315
Total liabilities and net assets	$149,137,859	$119,870,004

Common stock issued and outstanding	6,269,669	6,222,673

Net asset value per common share	$14.26	$14.60

See accompanying notes to audited financial statements.

Harvest Capital Credit Corporation

Statements of Operations

	Year Ended December 31,
	2015	2014	2013
Investment Income:
Interest:
Cash - non-affiliated/non-control investments	$16,032,738	$10,876,938	$6,349,007
Cash - affiliated investments	477,407	185,649	222,133
PIK - non-affiliated/non-control investments	1,091,792	1,319,362	1,058,329
PIK - affiliated investments	—	90,671	67,182
Amortization of fees, discounts and premiums, net	2,472,126	1,531,989	1,003,317
Total interest income	20,074,063	14,004,609	8,699,968
Other income	252,833	707,438	60,000
Total investment income	20,326,896	14,712,047	8,759,968

Expenses:
Interest expense - revolving line of credit (related party)	—	—	627,568
Interest expense – revolving line of credit	921,284	293,319	—
Interest expense - unsecured notes	1,785,976	—	—
Interest expense - unused line of credit (related party)	—	—	134,805
Interest expense - unused line of credit	243,800	374,230	73,333
Interest expense - deferred financing costs (related party)	—	—	146,518
Interest expense - deferred financing costs	264,228	255,801	46,617
Interest expense - deferred offering costs	167,255	—	—
Total interest expense	3,382,543	923,350	1,028,841

Professional Fees	747,032	595,264	366,158
General and administrative	869,391	701,593	504,852
Base management fees	2,710,993	1,860,597	812,207
Incentive management fees	2,234,551	2,144,889	(58,461)
Administrative services expense	729,978	498,201	275,001
Total expenses	10,674,488	6,723,894	2,928,598
Less waivers:
Incentive fees waived (1)	—	(320,827)	—
Total net expenses	10,674,488	6,403,067	2,928,598
Net Investment Income, before taxes	9,652,408	8,308,980	5,831,370

Excise Tax	1,393	43,727	—
Net Investment Income, after taxes	9,651,015	8,265,253	5,831,370

Net realized (losses) gains on investments	(1,057,355)	665,813	—
Net change in unrealized (depreciation) appreciation on investments	(2,182,647)	464,416	(1,709,209)
Total net unrealized and realized (losses) gains on investments	(3,240,002)	1,130,229	(1,709,209)

Net increase in net assets resulting from operations	$6,411,013	$9,395,482	$4,122,161

Net investment income per share (basic and diluted)	$1.54	$1.34	$1.32
Net increase in net assets resulting from operations per share (basic and diluted)	$1.03	$1.52	$0.93
Weighted average shares outstanding (basic) (2)	6,249,346	6,185,061	4,429,639
Weighted average shares outstanding (diluted) (2)	6,249,346	6,185,061	4,430,091
Dividends paid per common share (basic and diluted)	$1.35	$1.35	$2.58

(1)

For the period from our initial public offering in May 2013 to March 31, 2014, our investment adviser agreed to waive its incentive fee to the extent required to support a minimum dividend yield of 9% per year based on our initial public offering price per share of $15.00. For the 2013 periods presented during this waiver period, no incentive fees were waived. Any such incentive fees that would have been waived were not earned in those periods since the Company did not exceed the income incentive fee hurdle for the period of time following our initial public offering through the end of the third quarter of 2013.

(2)	The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted as described in Note 1.

 See accompanying notes to audited financial statements.

 Harvest Capital Credit Corporation

Statements of Changes in Net Assets

	Year Ended December 31,
	2015	2014	2013

Increase in net assets from operations:
Net investment income	$9,651,015	$8,265,253	$5,831,370
Net realized gains (losses) on investments	(1,057,355)	665,813	—
Net change in unrealized (depreciation) appreciation on investments	(2,182,647)	464,416	(1,709,209)
Net increase in net assets resulting from operations	6,411,013	9,395,482	4,122,161

Distributions to shareholders:
Distributions from net investment income	(8,066,281)	(8,348,055)	(6,368,572)
Distributions from capital gains	(369,418)	—	—
Return of capital	—	—	(445,303)
Decrease in net assets resulting from shareholder distributions	(8,435,699)	(8,348,055)	(6,813,875)

Capital share transactions:
Issuance of common shares (net of offering costs of $0 for 2015, $24,925(1) for 2014 and $704,762 for 2013)	70	(24,925)	70,487,515
Conversion of mezzanine equity to common shares	—	—	295,000
Reinvestment of dividends (2)	566,557	995,327	957,358
Net increase in net assets from capital share transactions	566,627	970,402	71,739,873

Total (decrease) increase in net assets	(1,458,059)	2,017,829	69,048,159
Net assets at beginning of period	90,872,315	88,854,486	19,806,327
Net assets at end of period	$89,414,256	$90,872,315	$88,854,486

Capital share activity (common shares):
Shares sold (3)	—	—	4,955,054
Shares issued from reinvestment of dividends	46,996	74,446	67,095
Conversion of mezzanine shares to common shares (3)	—	—	20,485
Net increase in capital share activity (common shares)	46,996	74,446	5,042,634

Capital share activity (mezzanine equity):
Shares sold (3)	—	—	9,763
Conversion of mezzanine shares to common shares (3)	—	—	(20,485)
Net (decrease) increase in capital share activity (mezzanine equity)	—	—	(10,722)

(1)	Reimbursement to Harvest Capital Strategies of offering costs paid during the initial public offering.
(2)	Net of par value of shares issued of $47, $74, and $67 and funds received for fractional shares of $70, $81 and $70 for December 31, 2015, 2014 and 2013, respectively.
(3)	The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted as described in Note 1.
(4)

Undistributed net investment income for the twelve months ended December 31, 2015, December 31, 2014 and December 31, 2013 was $2.0 million, $0.1 million and $0.1 million, respectively. See Dividends and Distributions Policy in Note 2.

 See accompanying notes to audited financial statements.

Harvest Capital Credit Corporation

Statements of Cash Flows

	Year Ended December 31,
	2015	2014	2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$6,411,013	$9,395,482	$4,122,161
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Paid in kind income	(1,091,792)	(1,410,033)	(1,125,511)
Paid in kind income collected (1)	859,585	1,142,846	399,687
Net realized (gains) losses on investments	1,057,355	(665,813)	—
Net change in unrealized depreciation (appreciation) of investments	2,182,647	(464,416)	1,709,209
Amortization of fees, discounts and premiums, net	(2,472,126)	(1,531,989)	(1,000,896)
Amortization of deferred financing costs	264,228	255,801	193,135
Amortization of deferred offering costs	167,255	—	—
Purchase of investments (net of loan origination and other fees)	(54,464,040)	(64,407,942)	(37,178,705)
Proceeds from principal payments	25,816,815	23,054,095	8,901,308
Changes in operating assets and liabilities
(Increase) in interest receivable	(562,036)	(100,947)	(283,310)
(Increase) decrease in accounts receivable - other and other assets	(55,948)	(69,277)	135,364
Increase (decrease) in accrued interest payable	334,736	41,841	(268,772)
(Decrease) increase in accounts payable and other liabilities	266,733	(608,766)	462,017
Net cash used in operating activities	(21,285,575)	(35,369,118)	(23,934,313)

Cash flows from financing activities:
Borrowings on revolving credit facility	53,900,000	56,390,000	2,000,000
Repayment of borrowings on revolving credit facility	(50,276,847)	(30,314,860)	(30,226,666)
Offering expenses	(1,070,868)	(119,640)	—
Proceeds from the issuance of unsecured notes	27,500,000	—	—
Proceeds from the issuance of common stock and common units	70	75	71,192,277
Offering expenses from the issuance of common stock	—	(25,000)	(656,095)
Issuance of mezzanine equity	—	—	134,225
Distributions to equity holders (net of stock issued under dividend reinvestment plan of $566,557, $995,327, and $957,358, respectively)	(7,869,142)	(7,352,728)	(5,856,517)
Payment of deferred financing costs	—	(21,120)	(1,308,550)
Net cash provided by financing activities	22,183,213	18,556,727	35,278,674

Net increase (decrease) in cash during the period	897,638	(16,812,391)	11,344,361

Cash at beginning of period	2,171,771	18,984,162	7,639,801
Cash at end of period	$3,069,409	$2,171,771	$18,984,162

Non-cash operating activities:
Non-cash loan refinancing	—	8,800,000	—
Amendment fees	186,854	417,663	—

Non-cash financing activities:
Value of shares issued in connection with dividend reinvestment plan	$566,557	$995,327	$957,358

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$2,616,324	$625,706	$1,104,478

(1)	Paid in kind income collected has been broken out for more complete disclosure of our paid in kind activity. These amounts were previously included in the proceeds from principal payments.

See accompanying notes to audited financial statements.

Harvest Capital Credit Corporation

Schedule of Investments

(as of December 31, 2015)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value
Investments in Non-controlled, Non-affiliated Portfolio Companies

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	1.4%	*	Senior Secured Term Loan, due 07/05/2019		10/03/14	1,223,326	1,206,393	1,206,897
			(15.00%; the greater of 14.00% or LIBOR +8.50%, plus additional 1.00% PIK)

			Residual Value	(4)	10/03/14	—	8,699	11,662

Regional Engine Leasing, LLC	4.8%	*	Senior Secured Term Loan, due 3/31/2020		03/31/15	4,214,736	4,087,270	4,181,392
			(11.00%; the greater of 11.00% or LIBOR +4.50%)

			Residual Value	(4)	03/31/15	—	102,421	139,498

Automotive
Fox Rent A Car, Inc.	10.9%	*	Junior Secured Term Loan, due 10/31/2019		10/31/14	10,000,000	9,918,138	9,788,251
			(12.24%; LIBOR +12.00%)

Banking, Finance, Insurance & Real Estate
Shinnecock CLO 2006-1, Ltd.	1.8%	*	CLO Subordinated Notes, due 07/15/2018	(16)	03/06/14	—	1,567,860	1,567,860
			(13.20% effective yield)

WBL SPE I, LLC	8.9%	*	Senior Secured Term Loan, due 02/28/2017		09/30/13	8,000,000	7,985,883	8,000,000
			(13.00% Cash)

WBL SPE II, LLC	8.4%	*	Senior Secured Term Loan, due 12/23/2016		09/30/14	7,503,165	7,353,852	7,503,165
			(14.50% Cash)

World Business Lenders, LLC	0.3%	*	Class B Common Equity Units	(14)	12/23/13	—	200,000	270,909
			(0.31% of fully diluted common equity)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Beverage, Food & Tobacco
Flavors Holdings, Inc.	4.3%	*	Junior Secured Term Loan, due 10/4/2021		10/07/14	4,000,000	3,863,890	3,818,500
			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	5.6%	*	Junior Secured Term Loan, due 07/13/2020		01/13/14	5,000,000	4,976,182	4,987,500
			(11.50%; LIBOR +10.25% with 1.25% LIBOR floor)

Capital Equipment
Douglas Machines Corp.	5.0%	*	Junior Secured Term Loan, due 12/31/2018	(13)	05/07/14	4,315,133	4,217,912	4,315,133
			(12.50% Cash)

			Common Equity Warrants		04/06/12	—	12,500	127,722
			(2.0% of fully diluted common equity)

Lanco Acquisition, LLC	3.8%	*	Senior Secured Term Loan A, due 06/12/2018		06/13/14	592,000	579,905	592,000
			(11.50%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan B, due 03/12/2019		06/13/14	2,386,885	2,322,563	2,363,404
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, 06/12/2017	(6)	06/13/14	350,000	350,000	350,000
			(8.50%; LIBOR +8.00% with 0.50% LIBOR floor)

			Common Equity Warrants		06/13/14	—	42,000	58,857
			(12.00% of fully diluted common equity)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC	6.4%	*	Junior Secured Term Loan, due 09/30/2016	(5)	05/27/15	6,985,636	6,058,198	5,760,675
			(5.00% Cash)

Consumer Goods - Non-Durable
Atrium Innovations, Inc.	1.0%	*	Senior Secured Term Loan, due 02/16/2021		01/29/14	982,500	982,971	911,269
			(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)

Bradford Soap International, Inc.	4.9%	*	Junior Secured Term Loan, due 10/31/2019		08/05/15	4,500,000	4,417,447	4,410,000
			(9.49%; LIBOR + 9.25%)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

PD Products, LLC	5.1%	*	Senior Secured Term Loan, due 10/04/2018		10/04/13	4,535,032	4,448,660	4,535,032
			(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)	(15)

Healthcare & Pharmaceuticals
Infinite Aegis Group, LLC	10.1%	*	Senior Secured Term Loan (First Out), due 07/31/2017	(7)	03/10/15	3,499,708	3,499,708	3,499,708
			(15.24%; LIBOR + 12.00% with 0.19% LIBOR floor/3.00% PIK)

			Senior Secured Term Loan (Last Out), due 07/31/2017	(7)	08/01/13	4,559,429	4,487,002	4,461,130
			(18.24%; LIBOR + 14.65% with 0.19% LIBOR floor/3.00% PIK/0.35% Fee Letter)	(8)

			Revolving Line of Credit, 07/31/2017	(7)	03/10/15	1,050,000	1,050,000	1,050,000
			(12.24%; LIBOR + 12.00% with 0.19% LIBOR floor)

			Common Equity Warrants		08/01/13	—	77,522	—
			(3.00% of fully diluted common equity)

High Tech Industries
Applied Systems, Inc.	0.5%	*	Junior Secured Term Loan, due 01/24/2022		01/15/14	490,141	487,100	475,130
			(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)

GK Holdings, Inc. (Global Knowledge)	3.3%	*	Junior Secured Term Loan, due 1/31/2022		01/30/15	3,000,000	2,945,515	2,927,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

Mercury Network, LLC	2.2%	*	Senior Secured Term Loan, due 04/24/2020		05/12/15	1,900,000	1,865,860	1,863,500
			(10.25%; LIBOR +9.25% with 1.00% LIBOR floor)	(15)

			Class A Common Equity Units		05/12/15	—	86,957	116,579
			(0.59% of fully diluted common equity)

Optimal Blue, LLC	0.6%	*	Class A Common Equity Units		12/18/13	—	100,000	526,197
			(0.38% of fully diluted common equity)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Media: Broadcasting & Subscription
Chemical Information Services, LLC	5.1%	*	Senior Secured Term Loan, due 08/28/2019		08/28/15	4,577,000	4,531,790	4,531,790
			(12.33%; LIBOR +12.00% with no LIBOR floor)	(15)
			Revolving Line of Credit, due 08/28/2018	(6)	08/28/15	—	—	—
			(12.33%; LIBOR +12.00% with no LIBOR floor)	(15)

Multicultural Radio Broadcasting, Inc.	5.4%	*	Senior Secured Term Loan (Last Out), due 06/27/2019		09/10/14	4,950,050	4,950,050	4,825,383
			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC	6.7%	*	Senior Secured Term Loan, due 04/24/2019		04/24/14	5,400,000	5,344,004	5,400,000
			(9.75%; LIBOR +9.00% with 0.75% LIBOR floor)	(15)

			Revolving Line of Credit, due 04/24/2018	(6)	04/24/14	400,000	400,000	400,000
			(9.75%; LIBOR +9.00% with 0.75% LIBOR floor)	(15)

			Class A Common Equity Units		04/24/14	—	100,000	158,341
			(1.08% fully diluted common equity)

Metals & Mining
Northeast Metal Works LLC	14.7%	*	Senior Secured Term Loan, due 12/29/2017		09/29/14	11,711,245	11,719,801	11,968,844
			(14.24%; LIBOR +14.00% with 0.20% LIBOR floor)	(15)

			Revolving Line of Credit, due 12/29/17	(6)	09/29/14	1,175,000	1,175,000	1,175,000
			(14.24%; LIBOR +14.00% with 0.20% LIBOR floor)	(15)

Retailer
CP Holding Co., Inc. (Choice Pet)	5.9%	*	Senior Secured Term Loan, due 02/28/2018		05/30/13	5,375,578	5,303,683	5,319,577
			(16.25%; 12.00% Cash/4.25% PIK)	(15)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Services: Business
Language Line, LLC	4.5%	*	Junior Secured Term Loan, due 07/07/2022		07/01/15	4,000,000	3,942,875	3,985,000
			(10.75%; LIBOR +9.75% with 1.00% LIBOR floor)

Novitex Acquisition, LLC	7.5%	*	Junior Secured Term Loan, due 07/7/2021		07/07/14	7,000,000	6,940,339	6,712,947
			(11.75%; LIBOR + 10.50% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	6.7%	*	Junior Secured Term Loan, due 07/5/2017		04/05/12	5,860,865	5,807,253	5,860,865
			(15.0%; 12.50% Cash/2.50% PIK)

			Series A Preferred Equity		04/05/12	—	100,000	165,012
			(0.58% of fully diluted common equity)

Sitel Worldwide Corporation	1.9%	*	Junior Secured Term Loan, due 09/19/2022		08/21/15	1,750,000	1,715,846	1,715,000
			(10.50%; LIBOR +9.50% with 1.00% LIBOR floor)

SourceHOV LLC	3.9%	*	Junior Secured Term Loan, due 4/30/2020		10/29/14	4,000,000	3,865,441	3,480,000
			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Total Investments in Non-controlled, Non-affiliated Portfolio Companies						$135,287,429	$135,198,490	$135,516,729

Investments in Affiliated Portfolio Companies

Healthcare & Pharmaceuticals

WorkWell, LLC	5.5%	*	Senior Secured Term Loan, due 10/21/2020		10/22/15	4,720,313	4,625,099	4,625,099
			(12.00%; LIBOR + 11.50% with 0.50% LIBOR floor)
			Revolving Line of Credit, due 10/21/2020	(6)	10/22/15	—	—	—
			(12.00%; LIBOR + 11.50% with 0.50% LIBOR floor)
			Common Equity Units		10/22/15	—	250,000	250,000
			(6.28% of fully diluted common equity)

Portfolio Company			Investment (1) (2)		Origination Date	Outstanding Principal	Cost (3)	Fair Value

Retailer
Peekay Acquisition, LLC (Christals)	1.6%	*	Senior Secured Term Loan (Last Out), due 02/15/16	(17)	12/31/12	2,000,000	1,983,205	1,442,394
			(18.00%; 15.00% Cash/3.00% Accommodation Fee paid in Cash)	(9)

			Common Equity (Peekay Boutiques, Inc.)	(10)	12/31/12	—	105,000	—
			(5.95% of fully diluted common equity)

Beverage, Food & Tobacco

Solex Fine Foods, LLC (non-accrual)	1.0%	*	Senior Secured Term Loan (Last Out), due 12/28/2016	(11)	12/31/12	1,847,856	1,626,670	926,204
			(18.63%; LIBOR +12.48% Cash/3.09% PIK/2.81% Supplemental PIK)	(12)

			Common Equity Units	(11)	12/31/12		290,284	—
			(6.57% of fully diluted common equity)

			Common Equity Warrants	(11)	12/31/12		151,514	—
			(6.40% of fully diluted common equity)

Total Investments in Affiliated Portfolio Companies						$8,568,169	$9,031,772	$7,243,697

Total Investments as of 12/31/2015	159.7%	*				$143,855,598	$144,230,262	$142,760,426

* Value as a percentage of net assets

See accompanying notes to audited financial statements.

(1)

Debt investments and the CLO subordinated notes are income producing investments unless an investment is on non accrual. Common equity options, residual values and warrants are non-income producing. All investments other than Atrium Innovations, Inc., Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended. The Company's non-qualifying assets, on a fair value basis, comprise 12.2% of the Company's total assets.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $1.9 million, $2.5 million, and $0.6 million, respectively.  The tax cost of investments is $143.4 million.

(4)	"Residual value" represents the value of the Company’s share in the collateral securing the loan.

(5)

On May 27, 2015, the Company's investment in CRS Reprocessing, LLC ("CRS") was restructured in a manner that strengthened the credit profile of the borrower. The restructured investment carries a fixed interest rate of 5.00% and has a principal amount of $7.0 million, which includes all previously unpaid interest amounts. The maturity date of the restructured investment remains unchanged at September 30, 2016. CRS was taken off non-accrual during the three months ended June 30, 2015 and interest income on the restructured loan is currently being accrued.

(6)	Credit facility has an unfunded commitment in addition to the amounts shown in the Schedule of Investments. See Note 9 for further discussion on portion of commitment unfunded at December 31, 2015.

(7)

As of December 31, 2015, Infinite Aegis Group, LLC ("IA") was four months behind in interest payments and owed the Company $593,993 in interest, fees and expenses.  The Company’s investment in Infinite Aegis Group, LLC remained on accrual status, as of December 31, 2015, due to the substantive evidence of a refinancing agreement that was expected to close during the three months ended March 31, 2016. On February 29, 2016, a refinancing occurred, and our $9.1 million debt investment in IA was paid off at par as a result of the purchase of the majority of IA's assets by Infinite Care, LLC ("IC"). We also received $1.4 million in accrued and unpaid interest and fees. In conjunction with the payoff of our investment in IA, we invested $3.0 million into the common equity of IC and provided a $6.0 million senior secured term loan and a $1.0 million senior secured revolver (unfunded at close).

(8)

The "Fee Letter" represents an agreement with the borrower that will pay us an amount at maturity or when the loan is paid off that makes our effective cash coupon over the life of the investment equal to LIBOR +15.00%.

(9)

The Peekay Acquisition, LLC (Christals) "Accommodation Fee" is a fee that one of the other lenders to Peekay Acquisition, LLC agreed to pay to the Company during the term of the Company's senior secured term loan investment in Peekay Acquisition, LLC. The amount of the fee is equal to the aggregate principal amount of the outstanding term loan held by the Company multiplied by a per annum rate of 3%. This fee is calculated and treated as if it is interest on the outstanding principal amount of the loan.

(10)

The Company's common equity investment in Peekay Boutiques, Inc. has been classified as an affiliated investment because the Company owns more than 5% of the outstanding voting securities of Peekay Boutiques, Inc. The Company's senior secured term loan in Peekay Acquisition, LLC has also been classified as an affiliated investment because Peekay Acquisition, LLC is a wholly owned subsidiary of Peekay Boutiques, Inc.

(11)

Solex Fine Foods, LLC ("Solex") is on non-accrual status at December 31, 2015. The amortized cost balance of $1,626,670 as of December 31, 2015 has not changed since the investment was put on non-accrual status effective November 1, 2014. The outstanding balance of $1,847,856 as of December 31, 2015 includes $164,377 of PIK interest capitalized to the principal balance. The investment was exited in February 2016 for cash consideration of $926,204.

(12)

Supplemental PIK accrues on Solex each quarter and is determined based on the Senior Debt to EBITDA calculation as of the last day of the immediately preceding quarterly payment period. Since the investment was put on non-accrual status effective November 1, 2014, the PIK has not been accrued and the cost balance remains $1,626,670; however, the outstanding principal balance reflects the accrued PIK.

(13)

On July 7, 2015, Douglas Machines Corp. refinanced the Company's $1.5 million revolver commitment with another lender; the Company reduced the $4.3 million term loan interest rate from 13.5% to 12.5%, extended the maturity date from April 6, 2017 to December 31, 2018 and it became a junior secured term loan.

(14)

The Company owns 0.31% of the equity Class B units in WBL. However, due to the liquidation preference of the Class B units we would receive 0.50% of the proceeds in a liquidation of the company at the December 31, 2015 fair value.

(15)	The coupon on the loan is subject to a pricing grid based on the ratio of Debt to EBITDA of the portfolio company.

(16)

The subordinated notes of the CLO are the most junior tranche of securities in the securitization and have the attributes of equity. Our investment in Shinnecock CLO 2006-1 Ltd. is referred to as CLO Equity in other parts of this document.

(17)

The debt investment in Peekay Acquisition, LLC ("Peekay") was not paid off by its February 15, 2016 maturity date. Lenders entered into an amendment with Peekay agreeing to forbear until July 31, 2016, subject to certain financial restructuring steps taken by the company during the forbearance period.

Harvest Capital Credit Corporation

Schedule of Investments

(as of December 31, 2014)

Portfolio Company			Investment (1) (2)	Origination Date	Outstanding Principal	Cost (4)	Fair Value
Investments in Non-controlled, Non-affiliated Portfolio Companies

Aerospace & Defense
Bridgewater Engine Ownership III, LLC	1.5%	*	Senior Secured Term Loan, due 07/05/2019	10/03/2014	1,406,700	1,392,750	1,392,750
			(15.00%; the greater of 14.00% and LIBOR +8.50%, plus additional 1.00% PIK)

Automotive
FCA US LLC (fka Chrysler Group LLC)	0.5%	*	Senior Secured Term Loan, due 05/24/2017	12/22/2014	498,708	498,708	498,085
			(3.50%; LIBOR +2.75% with 0.75% LIBOR floor)

Fox Rent A Car, Inc.	10.9%	*	Junior Secured Term Loan, due 10/31/2019	10/31/2014	10,000,000	9,902,434	9,902,434
			(11.00%; LIBOR +12.00% with 1.00% LIBOR floor)

Banking, Finance, Insurance and Real Estate
Americana Holdings LLC	5.5%	*	Junior Secured Term Loan, due 09/15/2018	09/16/2013	3,933,550	3,271,370	3,895,678
			(13.00% Cash)

			Revenue Linked Security	09/16/2013	—	876,923	1,111,001

Shinnecock CLO 2006-1, Ltd.	2.5%	*	CLO Subordinated Notes, due 07/15/2018	03/06/2014	—	2,234,210	2,299,854
			(15.03% effective yield)

WBL SPE I, LLC	6.6%	*	Senior Secured Term Loan, due 09/30/2016	09/30/2013	6,000,000	5,967,866	6,000,000
			(15.00% Cash)

WBL SPE II, LLC	3.4%	*	Senior Secured Term Loan, due 12/23/2016	09/30/2014	3,086,205	3,066,461	3,066,461
			(15.00% Cash)

World Business Lenders, LLC	0.2%	*	Class B Common Equity Units	12/23/2013	—	200,000	210,920
			(0.4% of fully diluted common equity)

Beverage, Food & Tobacco
Flavors Holdings, Inc.	3.2%	*	Junior Secured Term Loan, due 10/4/2021	10/07/2014	3,000,000	2,882,752	2,882,752
			(11.00%; LIBOR +10.00% with 1.00% LIBOR floor)

North Atlantic Trading Company, Inc.	5.4%	*	Junior Secured Term Loan, due 07/13/2020	01/13/2014	5,000,000	4,972,578	4,950,000
			(11.50% LIBOR +10.25% with 1.25% LIBOR floor)

Portfolio Company			Investment (1) (2)	Origination Date	Outstanding Principal	Cost (4)	Fair Value

Capital Equipment
Douglas Machines Corp.	5.0%	*	Senior Secured Term Loan, due 04/6/2017	05/07/2014	4,400,133	4,315,272	4,400,133
			(13.50% Cash)

			Revolving Line of Credit	05/07/2014	—	—	—
			(9.70%; LIBOR +9.50% with 0.20% LIBOR floor)

			Common Equity Warrants	05/07/2014	—	12,500	143,388
			(2.0% of fully diluted common equity)

Lanco Acquisition, LLC	3.8%	*	Senior Secured Term Loan A, due 06/12/2018	06/13/2014	762,000	741,617	761,550
			(11.50%; LIBOR +11.00% with 0.50% LIBOR floor)

			Senior Secured Term Loan, due 03/12/2019	06/13/2014	2,327,326	2,245,485	2,316,047
			(15.00%; 12.50% Cash/2.50% PIK)

			Revolving Line of Credit, due 06/12/2017	06/13/2014	350,000	350,000	348,796
			(8.50%; LIBOR +8.00% with 0.50% LIBOR floor)

			Common Equity Warrants	06/13/2014	—	42,000	—
			(12% of fully diluted common equity)

Chemicals, Plastics & Rubber
CRS Reprocessing, LLC (3)	5.9%	*	Junior Secured Term Loan, due 9/30/2015	10/30/2013	6,635,718	6,104,841	5,399,804
			(14.75%; 12.00% Cash/2.75% PIK)

Consumer Goods - Non-Durable
Atrium Innovations, Inc.	1.1%	*	Senior Secured Term Loan, due 02/16/2021	01/29/2014	992,500	993,056	965,206
			(4.25%; LIBOR +3.25% with 1.00% LIBOR floor)

PD Products, LLC	5.2%	*	Senior Secured Term Loan, due 10/04/2018	10/04/2013	4,687,819	4,608,385	4,687,819
			(12.00%; LIBOR +10.50% with 1.50% LIBOR floor)

Construction & Building
LNB Construction, Inc.	4.2%		Junior Secured Term Loan, due 8/14/2015	08/21/2012	3,655,053	3,434,038	3,655,053
			(20.00%; 17.00% Cash/3.00% PIK)

			Options to Purchase Common Equity	08/21/2012	—	193,751	200,000
			(21.93% of fully diluted common equity)
Healthcare & Pharmaceuticals
Infinite Aegis Group, LLC	4.6%	*	Senior Secured Term Loan, due 07/31/2017	08/01/2013	4,425,338	4,318,006	4,203,822
			(18.19%; LIBOR + 14.69% with 0.19% LIBOR floor/3.00% PIK/0.31% Fee Letter)

Portfolio Company			Investment (1) (2)	Origination Date	Outstanding Principal	Cost (4)	Fair Value

			Common Equity Warrants	08/01/2013	—	77,522	—
			(3% of fully diluted common equity)

High Tech Industries
Applied Systems, Inc.	0.5%	*	Junior Secured Term Loan, due 01/24/2022	01/15/2014	500,000	496,570	495,834
			(7.50%; LIBOR + 6.50% with 1.00% LIBOR floor)

Dell International LLC	0.6%		Senior Secured Term Loan, due 04/29/2020	12/22/2014	500,000	500,000	500,006
			(4.50%; LIBOR +3.50% with 1.00% LIBOR floor)

Optimal Blue, LLC	6.5%	*	Junior Secured Term Loan, due 03/18/2019	12/18/2013	5,361,216	5,317,620	5,361,216
			(14.50%; 12.50% Cash/2.00% PIK)

			Class A Common Equity Units	12/18/2013	—	100,000	511,362
			(0.391% of fully diluted common equity)

Media: Broadcasting & Subscription
Multicultural Radio Broadcasting, Inc.	5.4%	*	Senior Secured Term Loan (Last Out), due 6/27/2019	09/10/2014	4,950,050	4,950,050	4,950,050
			(11.50%; LIBOR +10.50% with 1.00% LIBOR floor)

Media: Advertising, Printing & Publishing
Brite Media LLC	7.1%	*	Senior Secured Term Loan, due 04/24/2019	04/24/2014	5,850,000	5,775,575	5,850,000
			(10.25%; LIBOR +9.50% with 0.75% LIBOR floor)

			Revolving Line of Credit, due 04/24/2018	04/24/2014	500,000	500,000	500,000
			(10.25%; LIBOR +9.50% with 0.75% LIBOR floor)

			Class A Common Equity Units	04/24/2014	—	100,000	102,000
			(1.07% fully diluted common equity)

Metals & Mining
Northeast Metal Works, LLC	9.9%	*	Senior Secured Term Loan, due 12/31/2017	09/29/2014	8,333,750	8,304,889	8,304,889
			(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)

			Revolving Line of Credit	09/29/2014	700,000	700,000	700,000
			(14.20%; LIBOR +14.00% with 0.20% LIBOR floor)

Retailer
CP Holding Co., Inc. (Choice Pet)	5.8%	*	Senior Secured Term Loan, due 02/28/2018	05/30/2013	5,246,023	5,142,642	5,246,023
			(16.25%; 12.00% Cash/4.25% PIK)

Services: Business
Novitex Acquisition, LLC	7.6%	*	Junior Secured Term Loan, due 07/7/2021	07/07/2014	7,000,000	6,933,243	6,933,243

Portfolio Company			Investment (1) (2)	Origination Date	Outstanding Principal	Cost (4)	Fair Value

			(11.75%; LIBOR + 10.50% with 1.25% LIBOR floor)

Safety Services Acquisition Corp.	6.5%	*	Junior Secured Term Loan, due 07/5/2017	04/05/2012	5,714,622	5,636,866	5,714,622
			(15.0%; 12.50% Cash/2.50% PIK)

			Preferred Equity	04/05/2012	—	100,000	208,000
			(0.64% of fully diluted common equity)

SourceHOV LLC	4.2%	*	Junior Secured Term Loan, due 4/30/2019	10/29/2014	4,000,000	3,841,733	3,840,000
			(11.50%; LIBOR + 10.50% with 1.00% LIBOR floor)

Total Investments in Non-controlled, Non-affiliated Portfolio Companies					109,816,711	111,101,709	112,508,798

Retailer
Peekay Acquisition, LLC (Christals)	2.2%	*	Senior Secured Term Loan (Last Out), due 12/27/2015	12/31/2012	2,000,000	1,829,065	1,977,630
			(18.00%; 15.00% Cash/3.00% Accommodation Fee paid in cash)

			Common Equity (DICO, Inc)	12/31/2012	—	105,000	—
			(5.99% of fully diluted common equity)

Beverage, Food & Tobacco
Solex Fine Foods, LLC (3)	1.5%	*	Senior Secured Term Loan (Last Out), due 12/28/2016	12/31/2012	1,760,578	1,644,045	1,348,000
			(18.80%; LIBOR +12.49% Cash/3.22% PIK/2.93% Supplemental PIK)

			Common Equity Units	12/31/2012	—	290,284	—
			(6.57% of fully diluted common equity)

			Common Equity Warrants	12/31/2012	—	151,514	—
			(6.4% of fully diluted common equity)

Total Investments in Affiliated Portfolio Companies					3,760,578	4,019,908	3,325,630

Total Investments as of 12/31/2014	127.5%	*			113,577,289	115,121,617	115,834,428

*	Value as a percentage of our net assets

(1)

Debt investments, the CLO subordinated notes and the revenue linked security are income producing. Common equity options, residual values and warrants are non-income producing. All investments other than Atrium Innovations, Inc., LNB Construction, Inc., Shinnecock CLO 2006-1, Ltd., WBL SPE I, LLC, WBL SPE II, LLC and World Business Lenders, LLC are qualifying assets for purposes of Section 55(a) of the Investment Company Act of 1940, as amended.

(2)

For each loan, the Company has provided the interest rate in effect on the date presented, as well as the contractual components of that interest rate. In the case of the Company's variable or floating rate loans, the interest rate in effect takes into account the applicable LIBOR rate in effect on the date presented or, if higher, the applicable LIBOR floor.

(3)	CRS Reprocessing, LLC and Solex Find Foods, LLC were on non-accrual status at December 31, 2014.
(4)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation for federal income tax purposes totaled $2.4 million, $1.8 million, and $0.6 million, respectively.  The tax cost of investments is $115.2 million.

Harvest Capital Credit Corporation

Notes to Audited Financial Statements

 Note 1. Organization

 Harvest Capital Credit Corporation (“HCAP”) was incorporated as a Delaware corporation on November 14, 2012, for the purpose of, among other things, acquiring Harvest Capital Credit LLC (“HCC LLC”). HCAP acquired HCC LLC on May 2, 2013, in connection with HCAP's initial public offering. HCAP is an externally managed, closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, HCAP has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As an investment company, we follow accounting and reporting guidance as set forth in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services- Investment Companies.

 On May 2, 2013, HCAP acquired HCC LLC. HCC LLC was organized as a limited liability company in the state of Delaware on February 7, 2011, and commenced operations on September 6, 2011, as an externally-managed specialty finance company with the objective of generating both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies. Pursuant to the acquisition agreement, immediately prior to HCAP's election to be treated as a BDC under the 1940 Act, the following formation transaction was consummated:

●

HCAP acquired HCC LLC through a merger (the “Merger”) whereby HCC LLC merged with and into HCAP, and the holders of membership interests in HCC LLC received shares of HCAP common stock in exchange for their interests in HCC LLC. As a result of the Merger, the outstanding limited liability company interests in HCC LLC were converted into a number of shares of HCAP common stock equal to (i) $33.7 million (i.e., the net asset value of HCC LLC as of December 31, 2012), plus the proceeds of sales of membership interests by HCC LLC since December 31, 2012, plus the reclassification of mezzanine equity to members capital, and minus distributions of pre-December 31, 2012 earnings made by HCC LLC after December 31, 2012, divided by (ii) $15.00 per share of the common stock of HCAP. In connection with the Merger, the number of membership interests of HCC LLC underlying each outstanding warrant of HCC LLC, and the exercise price thereof, were converted into HCAP’s common stock equivalent (based on the merger conversion formula). In addition, the exercise prices of the warrants were subject to upward (but not downward) adjustment as the public offering price of HCAP’s shares of common stock in the initial public offering described below was higher than the then-current exercise price of the warrants.

●	HCAP assumed and succeeded to all of the assets and liabilities of HCC LLC, including its obligations under the revolving credit facility with JMP Group LLC.

●

On May 7, 2013, HCAP closed its initial public offering of 3,400,000 shares of its common stock at a price of $15.00 per share, raising $51.0 million in gross proceeds, or $50.4 million after deducting underwriting discounts and commissions.

●

On May 17, 2013, HCAP closed on the initial public offering underwriters’ overallotment option of 433,333 shares of its common stock at $15.00 per share, raising additional gross proceeds of $6.5 million, or $6.1 million after deducting underwriting discounts and commissions.

Since HCAP acquired all of the interests of HCC LLC and did not have any operations prior to the acquisition, for periods prior to the initial public offering we are presenting the historical financial statements of HCC LLC as HCAP's financial statements. When HCAP acquired HCC LLC, HCAP issued shares of its common stock in exchange for all HCC LLC's outstanding membership interests at a rate of 0.9913 shares for each membership interest. As a result of this transaction, we have retroactively applied the aforementioned exchange/conversion rate to all unit measurements relating to HCC LLC's membership interests for all periods presented and have replaced all references to membership interests of HCC LLC to shares of common stock of HCAP in the financial statements and notes thereto contained herein. On the date of the Merger, the net asset value of HCAP was $15.00 per share and none of the warrants assumed in the Merger had an exercise price below $15.00 per share.

As used herein, the terms “we”, “us” and the “Company” refer to HCC LLC for the periods prior to the initial public offering and refer to HCAP for the periods after the initial public offering.

 Note 2. Summary of Significant Accounting Policies

 Basis of Financial Statement Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and in accordance with the rules and regulations of the SEC and Regulation S-X. In the opinion of management, all adjustments of a normal recurring nature considered necessary for the fair statement of the Company's financial statements have been made. Certain prior period amounts have been reclassified to reflect current period classification.

In preparing the financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the statement of assets and liabilities and income and expenses for the period. Actual results could differ from those estimates.

Paid in kind income collected has been broken out on the statement of cash flows for more complete disclosure of our paid in kind activity. These amounts were previously included in the proceeds from principal payments.

Basis for Consolidation

In accordance with Article 6 of Regulation S-X, the Company does not consolidate portfolio company investments.

Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, codified in ASC 946, the Company is precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Cash

Cash as presented in the Statement of Assets and Liabilities and the Statement of Cash Flows include bank checking accounts.

Restricted Cash

Restricted cash of $2.5 million and $2.1 million as of December 31, 2015 and December 31, 2014 respectively, was held at U.S. Bank, National Association in conjunction with the Company's Credit Facility (see Note 3. Borrowings). The Company is restricted from accessing this cash until the monthly settlement date when, after delivering a covenant compliance certificate, the net restricted cash is released to us after paying interest, fees and expenses owed under our Credit Facility.

 Investment Related Revenue and Expense

All investment related revenue and expenses are reflected on the Statement of Operations commencing on the settlement date unless otherwise specified by the transaction documents.

The Company accrues interest income if it expects that ultimately it will be able to collect it. Generally, when an interest payment default occurs on a loan in the portfolio, in which interest has not been paid for greater than 90 days, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed collectible. However, the Company remains contractually entitled to this interest. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection and the amount of collectible interest can be reasonably estimated.

For loans with contractual PIK (payment-in-kind) interest income, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if we believe that the PIK interest is no longer collectible, including if the portfolio company valuation indicates that such PIK interest is not collectible.

Loan origination fees - net of direct loan origination costs, original issue discounts that initially represent the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and market discounts or premiums - are accreted or amortized using the effective interest method as interest income over the contractual life of the loan. Upon the prepayment of a loan or debt security, any unamortized net loan origination fee will be recorded as interest income. Loan exit fees that are contractually required to be paid at the termination or maturity of the loan will be accreted to interest income over the contractual term of the loan. We suspend the accretion of interest income for any loans or debt securities placed on non-accrual status.

We may also collect other prepayment premiums on loans. These prepayment premiums are recorded as other income as earned.

Dividend income, if any, will be recognized on the ex-dividend date.

Other income consists of structuring and syndication fees, prepayment fees, monitoring fees and other miscellaneous investment income.

Certain expenses related to legal and tax consultation, due diligence, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. To the extent that such costs are not classified as direct loan origination costs, these expenses are recognized in the Statement of Operations as they are incurred.

 Excise Tax

The Company estimates excise tax based on timely information available. Excise tax for the year ended December 31, 2015 was $1,393. Excise tax for the year ended December 31, 2014 was $43,727.

Investment Date

The Company records investment purchases and sales based on the trade date. For instances when the trade date and funding date differ, the Company captures the open trades in the receivable for securities sold or payable for securities purchased on the Statements of Assets and Liabilities.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains and losses on investments are calculated using the specific identification method. We measure realized gains or losses on equity investments as the difference between the net proceeds from the sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on debt investments as the difference between the net proceeds from the repayment or sale and the contractual amount owed to us on the investment, without regard to unrealized appreciation or depreciation previously recognized or unamortized deferred fees. The acceleration of unamortized deferred fees is recognized as interest income and the collection of prepayment and other fees is recognized as other income. We recognized $1.1 million in realized losses on our investments during the twelve months ended December 31, 2015 and $0.7 million in realized gains on our investments during the twelve months ended December 31, 2014.

Net changes in unrealized appreciation or depreciation measure changes in the fair value of our investments relative to changes in their amortized cost. We recognized ($2.2) million in net change in unrealized depreciation in during the twelve months ended December 31, 2015 and $0.5 million in net change in unrealized appreciation during the twelve months ended December 31, 2014.

 Classification of Investments

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns beneficially more than 25% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through beneficial ownership of at least 5% but not more than 25%, of the outstanding voting securities of another person. The Company had 30 and 27 investments that were classified as non-control/non-affiliated as of December 31, 2015 and December 31, 2014, respectively. Three of the Company’s investments were classified as affiliated as of December 31, 2015 and two were classified as affiliated investments as of December 31, 2014.

As of December 31, 2014, one of our investments, Peekay Acquisitions, LLC and its parent Peekay Boutiques, Inc. (f/k/a Dico, Inc.), was categorized as a non-affiliated investment, even though the Company became the owner of 5.99% of Peekay Boutiques, Inc.'s common stock effective on December 31, 2014. This investment has been re-categorized as an affiliate investment as of December 31, 2014 and for the periods subsequent to December 31, 2014 in this prospectus.

Additionally, the Company has adopted Moody's industry classifications for the purpose of classifying the Company's investments on the Schedule of Investments. The December 31, 2014 Schedule of Investments has been updated to conform with the December 31, 2015 presentation.

Valuation of Investments

Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to ASC 820, Fair Value Measurement. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with applicable accounting guidance and expands disclosure of fair value measurements.

 Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Investments are recorded at their fair value at each quarter end (the measurement date).

 Fair Value Investment Hierarchy

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices (unadjusted) for identical assets or liabilities in active public markets.
Level2

Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level3	Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

Valuation Process

Investments are measured at fair value as determined in good faith by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Debt investments which have closed within six months of the measurement date are valued at cost unless unique circumstances dictate otherwise.

During the quarter ended December 31, 2014, we made certain changes to our valuation process to increase the role of an independent external valuation firm in the review and valuation of our Level 3 assets. The fair value measurement of Level 3 assets involves the use of significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability. Before these changes to our valuation process, an independent external valuation firm reviewed all Level 3 assets at least annually. After implementation of the changes to our valuation process, an independent external valuation firm reviews all material Level 3 assets either quarterly or annually depending on the investment rating, or performance, of the investment.

The following is a description of our valuation process, as in effect after implementing these changes during the quarter ended December 31, 2014. Investments are measured at fair value as determined in good faith by our management team, reviewed by the audit committee of the board of directors (independent directors), and ultimately approved by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date.

In the case of investments that are Level 3 assets and have an investment rating of 2 through 5 (with performance ranging from within expectations to substantially below expectations), we engage an independent external valuation firm to review all such material investments quarterly. In the case of investments that are Level 3 assets and have an investment rating of 3 through 5, our management or the investment professionals of our investment adviser prepare an internal valuation analysis (in the form of a portfolio monitoring report or “PMR”), which is considered in addition to the review of the independent external valuation firm. In the case investments that are Level 3 assets and have an investment rating of 1, we engage an independent external valuation firm to review all material investments, at least annually. In quarters where an external valuation is not prepared for such investments, our management or the investment professionals of our investment adviser prepare a PMR for such investments. In the case of investments that are Level 1 or 2 assets, no independent external valuation firm is engaged due to the availability of quotes in markets (which may or may not be active) for such investments or similar assets.

The board of directors undertakes a multi-step valuation process at each measurement date.

•

Our valuation process begins with (i) an internally prepared PMR, (ii) an external valuation report prepared by an independent valuation firm, or (iii) both (i) and (ii), depending on the investment’s rating and whether it is categorized as a Level 1, 2 or 3 asset.

•	Preliminary valuation conclusions are documented and discussed with our senior management.

•	The audit committee of our board of directors reviews and discusses the preliminary valuations.

•

The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our senior management, the independent valuation firm (if reviewed in such quarter), and the audit committee.

 Valuation Methodology

The following section describes the valuation methods and techniques used to measure the fair value of the investments.

Fair value for each investment will be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which our management has deemed there to be enough breadth (number of quotes) and depth to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) market approach (enterprise value), (iv) income approach (discounted cash flow analysis) or the (v) bond yield approach.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower.

In most cases we use the bond yield approach for valuing our Level 3 debt investments, as long as we deem this method appropriate. This approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to ours, in order to assess what the range of effective market interest rates would be for our investment if it were being made on or near the valuation date. Then all of the remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

The fair value of equity securities, including warrants, in portfolio companies oftentimes considers the market approach, which applies market valuation multiples of publicly-traded firms or recently acquired private firms engaged in businesses similar to those of the portfolio companies. This approach to determining the fair value of a portfolio company’s equity security will typically involve: (1) applying to the portfolio company’s trailing twelve month EBITDA (earnings before interest, taxes, depreciation and amortization) a range of enterprise value to EBITDA multiples that are derived from an analysis of comparable companies, in order to arrive at a range of enterprise values for the portfolio company; then (2) subtracting from the range of enterprise values balances of any debt or equity securities that rank senior to our equity securities; and (3) multiplying the range of equity values by the Company’s ownership share of such equity to determine a range of fair values for the Company’s equity investment.

We also use the income approach, which discounts a portfolio company’s expected future cash flows to determine its net present enterprise value. The discount rate used is based upon the company’s weighted average cost of capital, which is determined by blending the cost of the company’s various debt instruments and its estimated cost of equity capital. The cost of equity capital is estimated based upon our market knowledge and discussions with private equity sponsors.

These valuation methodologies involve a significant degree of judgment. As it relates to investments that do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. In some cases, fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of our management, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Capital Gains Incentive Fee

Under GAAP, the Company calculates the capital gains incentive fee as if the Company had realized all investments at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive fee that is ultimately realized and the differences could be material.

Deferred Offering Costs

Deferred offering costs are made up of offering costs related to the preparation and filing of the Company's shelf registration statement on Form N-2 in November 2014 and the expenses related to the Company's unsecured notes issued in January 2015. The deferred offering costs consist of underwriting fees, legal fees and other direct costs incurred by the Company in conjunction with preparation and filing of the Company's shelf registration statement on Form N-2 and are recognized as assets and are amortized as deferred offering expense over the term of the applicable offering. The balance of deferred offering costs as of December 31, 2015 and December 31, 2014 was $1,023,246 and $119,640, respectively. The amortization expense relating to deferred offering costs during the years ended December 31, 2015 and December 31, 2014 was $167,255 and $0, respectively.

Deferred Financing Costs

Deferred financing costs are made up of debt issuance costs associated with the Company's revolving line of credit. The deferred debt issuance costs consist of fees and other direct costs incurred by the Company in obtaining debt financing from its lenders and are recognized as assets and are amortized as interest expense over the term of the applicable credit facility. The balance of deferred financing costs as of December 31, 2015 and December 31, 2014 was $748,637 and $1,012,862, respectively. The amortization expense relating to deferred debt financing costs during the year ended December 31, 2015 and December 31, 2014 was $264,228 and $255,801, respectively.

Payable for Securities Purchased

Payable for Securities Purchased as of December 31, 2015 and December 31, 2014 were $0 and $1.0 million, respectively. The December 31, 2014 balance consisted of $498,708 for an open trade on FCA US LLC (fka Chrysler Group LLC) and $500,000 for an open trade on Dell International LLC that had not closed as of December 31, 2014.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date.  Distributions to shareholders which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital (i.e., return of capital). The determination of the tax attributes of our distributions is made at the end of the year based upon our taxable income for the full year and the distributions paid during the full year. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment. The Company adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if the board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

During both years ended December 31, 2015 and December 31, 2014, the Company declared dividends totaling $1.35 per share.

Income Taxes

Beginning with its first taxable year ending December 31, 2013, the Company elected to be treated, and intends to qualify annually as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. As a RIC, the Company will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax. To the extent the Company receives taxable income information from portfolio companies subsequent to the filing of the Form 10-K which alters taxable income estimates and book/tax differences as reported in the filing, the Company’s tax return will be trued-up.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date by the respective taxing authorities. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statements. Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria and the Company has no amounts accrued for interest or penalties as of December 31, 2015. Neither HCC LLC nor the Company is currently undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2012, 2013, and 2014 federal tax years for HCC LLC and the Company remain subject to examination by the IRS. The 2011, 2012, 2013, and 2014 state tax years for HCC LLC and the Company remain subject to examination by the state taxing authorities.

Recent Accounting Pronouncements

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Cost, which requires debt issuance costs to be presented on the balance sheet as a direct deduction from the associated debt liability and in August 2015, the FASB issued ASU 2015-15 "Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements", which clarifies the application of ASU 2015-03 to debt issuance costs associated with the line-of-credit arrangements and allows presentation of debt issuance costs on these instruments as assets that are amortized over the term of the instrument. Adoption of these standards will result in the presentation of our Notes net of the associated debt issuance costs in the liabilities section on the Statement of Assets and Liabilities. There will be no changes to the accounting or presentation of our Credit Facility. ASU 2015-03 and ASU 2015-15 are effective for fiscal years beginning after December 15, 2015 and interim periods beginning after December 15, 2016.

In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers, which defers the effective date of ASU 2014-09, Revenue from Contracts with Customers. ASU 2014-09 outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. ASU 2014-09 has been deferred by one year via the ASU 2015-14 and will now be effective for fiscal years beginning after December 15, 2019, and interim periods beginning after December 15, 2020, and requires either a retrospective or a modified retrospective approach to adoption. Early adoption is not permitted but you can adopt as of the original effective date of December 15, 2016. The Company is currently evaluating the impact to our financial statements.

Note 3. Borrowings

 On October 29, 2013, the Company entered into a Loan and Security Agreement with CapitalSource Bank (now Pacific Western Bank), as agent and a lender, and each of the lenders from time to time party thereto, including City National Bank, to provide the Company with a $55 million senior secured revolving credit facility (the “Credit Facility”). The Credit Facility is secured by all of the Company’s assets and has an accordion feature that allows the size of the facility to increase up to $85.0 million. The final maturity date under the Credit Facility is October 29, 2018.

The Credit Facility was amended on September 22, 2015 to extend the revolving period and lower the interest rate. The original Credit Facility had a revolving period that expired on October 29, 2015. Advances under the original Credit Facility bore interest at a rate per annum equal to the lesser of (i) LIBOR plus 4.50% and (ii) the maximum rate permitted under applicable law. The amended Credit Facility has a revolving period that expires on April 30, 2017. Advances under the amended Credit Facility bear interest at a rate per annum equal to the lesser of (i) the applicable LIBOR rate plus 3.25% (with a 0.50% LIBOR floor) and (ii) the maximum rate permitted under applicable law.

In addition, the Credit Facility requires payment of a fee for unused amounts during the revolving period, which fee varies depending on the obligations outstanding as follows: (i) 0.75% per annum, if the average daily principal balance of the obligations outstanding for the prior month are less than fifty percent of the maximum loan amount; and (ii) 0.50% per annum, if such obligations outstanding are equal to or greater than fifty percent of the maximum loan amount. In each case, the fee is calculated based on the difference between (i) the maximum loan amount under the Credit Facility and (ii) the average daily principal balance of the obligations outstanding during the prior calendar month.

The Credit Facility also contains customary terms and conditions, including, without limitation, affirmative and negative covenants, including, without limitation, information reporting requirements, a minimum tangible net worth, a minimum debt service coverage ratio, a minimum liquidity of 4% of the maximum loan amount, a maximum leverage ratio of 1.00 to 1.00, and maintenance of RIC and business development company status. In addition, the Credit Facility contains a covenant that limits the amount of our unsecured longer-term indebtedness (as defined in the Credit Facility), which includes our Notes, to 50% of the maximum borrowing amount under the Credit Facility. The Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and the occurrence of a material adverse effect. In addition, the Credit Facility provides that, upon the occurrence and during the continuation of such an event of default, the Company’s administration agreement could be terminated and a backup administrator could be substituted by the agent.

Before entering into the Credit Facility, the Company had been party to a senior secured revolving credit facility with JMP Group LLC (the “JMP Facility”), which provided up to an aggregate of $50.0 million of revolving borrowings. Borrowings under the JMP Facility bore interest at an annual rate equal to either (i) LIBOR + 4.50% or (ii) the Prime Rate + 2.25%, at the Company’s election and subject to increases during a default under the facility. The Company terminated the JMP Facility on October 29, 2013, in conjunction with securing and entering into the Credit Facility.

All of the Company's assets are pledged as collateral under the Credit Facility. Availability under the Credit Facility is determined by advance rates against eligible loans in the borrowing base up to a maximum aggregate availability of $55.0 million. Advance rates against individual investments range from 40% to 65% depending on the seniority of the investment in the borrowing base. As of December 31, 2015 the Company had availability in the borrowing base to draw down the maximum loan amount.

As of December 31, 2015, the outstanding balance on the Credit Facility was $29.7 million. As of December 31, 2014, the outstanding balance on the Credit Facility was $26.1 million. As of December 31, 2015 and December 31, 2014, the Company was in compliance with its debt covenants.

On January 27, 2015, the Company closed the public offering of $25.0 million in aggregate principal amount of its 7.00% Notes due 2020 (the "Notes"). On February 4, 2015, the Company closed on an additional $2.5 million in aggregate principal amount of Notes to cover the over-allotment option exercised by the underwriters. In total, the Company issued 1,100,000 Notes at a price of $25.00 per Note. The total net proceeds to the Company from the Notes, after deducting underwriting discounts of $0.8 million and offering expenses of $0.2 million, were $26.5 million.

The Notes mature on January 16, 2020 and bear interest at a rate of 7.00%. They are redeemable in whole or in part at anytime at the Company's option after January 16, 2017 at a price equal to 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest. The Notes are unsecured obligations of the Company and rank pari passu with any future unsecured indebtedness; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to all of the existing and future secured indebtedness of the Company, to the extent of the value of the assets securing such indebtedness, including borrowings under the Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any subsidiaries, financing vehicles, or similar facilities the Company may form in the future, with respect to claims on the assets of any such subsidiaries, financing vehicles, or similar facilities. Interest on the Notes is payable quarterly on January 16, April 16, July 16, and October 16 of each year. The Notes are listed on the NASDAQ Global Market under the trading symbol “HCAPL.” The Company may from time to time repurchase Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2015, the outstanding principal balance of the Notes was $27.5 million and the debt issuance costs balance was $1.0 million .

The indenture governing the Notes (the "Notes Indenture”) contains certain covenants, including covenants (i) requiring the Company’s compliance with the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act; (ii) requiring the Company’s compliance, under certain circumstances, with a modified version of the requirements set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act, whether or not the Company continues to be subject to such provisions of the 1940 Act, prohibiting the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its status as a RIC under Subchapter M of the Code), or purchasing any such capital stock, if the Company’s asset coverage, as defined in the 1940 Act, were below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase; and (iii) requiring the Company to provide financial information to the holders of the Notes and the custodian if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Notes Indenture. As of December 31, 2015, the Company was in compliance with its debt covenants.

Note 4. Concentrations of Credit Risk

The Company’s investment portfolio consists primarily of loans to privately-held small to mid-size companies. Many of these companies may experience variation in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations.

The largest debt investments may vary from year to year as new debt investments are recorded and repaid. The Company’s five largest debt investments represented approximately 33.0% and 34.4% of total debt investments outstanding as of December 31, 2015 and December 31, 2014, respectively. Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest debt investments accounted for approximately 29.5% and 18.6% of total loan interest and fee income for the year ended December 31, 2015 and December 31, 2014, respectively.

Note 5. Shareholders’ Equity

The following tables summarize the total shares issued and proceeds received for shares of the Company’s common stock net of any underwriting discounts and offering costs for the years ended December 31, 2015, December 31, 2014 and December 31, 2013.

	Year Ended December 31, 2015
	Shares Issued	Proceeds
Dividend reinvestment plan	46,996	$566,557
Total for the year ended December 31, 2015	46,996	$566,557

	Year Ended December 31, 2014
	Shares Issued	Proceeds
Dividend reinvestment plan	74,446	$995,327
Total for the year ended December 31, 2014	74,446	$995,327

	Year Ended December 31, 2013
	Shares Issued	Offering price per share	Proceeds net of underwriting and offering costs
Final pre-IPO capital call (1)	1,054,626	$13.70	$14,593,615
Initial Public Offering	3,400,000	14.63	49,783,905
Overallotment option	433,333	14.10	6,109,995
Conversion of mezzanine equity to common shares (1)	20,485	13.70	295,000
Dividend reinvestment plan	67,095	14.27	957,358
Total for the year ended December 31, 2013	4,975,539	$14.42	$71,739,873

(1)	Adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.

 As of December 31, 2015, the Company had no warrants outstanding. As of December 31, 2014, the Company had warrants outstanding to purchase an aggregate of 253,129 shares of its common stock. Each warrant was exercisable at any time, but no later than its expiration date, which, depending on the warrant, ranged from February 20, 2015 to June 22, 2015. Each warrant had an exercise price per share of approximately (and in no event less than) $15.00, subject to standard adjustments for stock splits, stock dividends, combinations of common stock, reclassifications, recapitalizations, or other similar events affecting the number of outstanding shares of common stock. All warrants that existed at December 31, 2014 expired unexercised during 2015.

 Note 6. Mezzanine Equity

Prior to the initial public offering, two employees of the Company’s adviser purchased and were issued equity interests in the Company in the amount of $160,775. Under certain circumstances, prior to the initial public offering, if these two employees were no longer employed by the adviser, we could have been required to repurchase their equity. Because of this potential liability, the equity for these two employees was treated as mezzanine equity. If we had been required to repurchase this equity, the price would have been determined by the most recent net asset value as of their last day of employment. In conjunction with the Merger and initial public offering, an additional $134,225 of mezzanine equity was issued and the aggregate amount of $295,000 of equity interests was converted to common shares of the Company’s stock. As part of the conversion, the potential obligation of HCC LLC to repurchase these equity interests expired.

Note 7. Fair Value Measurements

As described in Note 2, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Unsecured notes: The Notes are a Level 2 financial instrument with readily observable market inputs. The Notes trade under the ticker HCAPL and, as of December 31, 2015, the fair value of $27.7 million was based on the closing price of the Notes on that day.

Off-balance sheet financial instruments: The fair value of unfunded commitments is estimated based on the fair value of the funded portion of the corresponding debt investment.

As of December 31, 2015 and December 31, 2014, unfunded commitments totaled $1.5 million and $2.6 million, respectively, and if funded, their estimated fair values on such dates were $1.5 million and $2.6 million, respectively.

There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or December 31, 2014. The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2015 and December 31, 2014, respectively:

	Fair Values as of December 31, 2015

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$911,269	$80,220,519	$81,131,788
Junior Secured	—	14,642,630	43,593,371	58,236,001
CLO Equity	—	—	1,567,860	1,567,860
Equity and Equity Related Securities	—	—	1,824,777	1,824,777
	$—	$15,553,899	$127,206,527	$142,760,426

	Fair Values as of December 31, 2014

	Level 1	Level 2	Level 3	Total

Financial assets:
Senior Secured (1)	$—	$1,963,297	$56,053,970	$58,017,267
Junior Secured	—	9,285,834	43,744,802	53,030,636
CLO Equity		—	2,299,854	2,299,854
Equity and Equity Related Securities		—	1,375,670	1,375,670
Revenue-Linked Security	—	—	1,111,001	1,111,001
	$—	$11,249,131	$104,585,297	$115,834,428

(1)	Senior secured category includes both first out and last out term loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

The following table provides quantitative information related to the significant unobservable inputs used to fair value the Company's Level 3 investments as of December 31, 2015 and December 31, 2014, respectively, and indicates the valuation techniques utilized by the Company to determine the fair value:

Type of Investment	Fair Value at December 31, 2015	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$80,220,519	Bond Yield	Risk adjusted discount factor	9.1% - 30.0%	13.7%

		Market	EBITDA multiple	2.2x - 9.2x	4.7x

		Income	Weighted average cost of capital	2.2% - 20.6%	10.2%

Junior Secured	$43,593,371	Bond Yield	Risk adjusted discount factor	4.9% - 21.8%	12.8%

		Market	EBITDA multiple	1.8x - 8.3x	5.7x

		Income	Weighted average cost of capital	4.0% - 19.5%	8.3%

Equity and Equity Related Securities	$1,824,777	Market	EBITDA multiple	2.6x - 16.6x	8.8x

		Income	Weighted average cost of capital	10.0% - 20.6%	14.1%

CLO Equity	$1,567,860	Bond Yield	Risk adjusted discount factor	13.2%	13.2%

Type of Investment	Fair Value at December 31, 2014	Valuation Technique (1)	Significant Unobservable Input	Range	Weighted Average

Senior Secured (2)	$56,053,970	Bond Yield	Risk adjusted discount factor	3.9% - 22.0%	12.3%

		Market	EBITDA multiple	3.0x - 8.1x	5.5x

		Income	Weighted average cost of capital	7.0% - 19.0%	14.2%

Junior Secured	$43,744,802	Bond Yield	Risk adjusted discount factor	3.3% - 28.0%	11.3%

		Market	EBITDA multiple	3.7x - 26.7x	7.8x

		Income	Weighted average cost of capital	11.0% - 25.0%	15.6%

Equity and Equity Related Securities	$1,375,670	Market	EBITDA multiple	2.9x - 26.7x	9.2x

		Income	Weighted average cost of capital	3.9% - 20.9%	12.3%

CLO Equity	$2,299,854	Bond Yield	Risk adjusted discount factor	15.3%	15.3%

Revenue-Linked security	$1,111,001	Bond Yield	Risk adjusted discount factor	16.4%	16.4%

(1)

Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful. When estimating the fair value of its debt investments, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. However, the Company also takes into consideration the market technique and income technique in order to determine whether the fair value of the debt investment is within the estimated enterprise value of the portfolio company. The significant unobservable inputs used under these techniques are EBITDA multiples and weighted average cost of capital. Under the bond yield technique, significant increases (decreases) in the risk adjusted discount factors would result in a significantly lower (higher) fair value measurement.

When estimating the fair value of its equity investments, the Company utilizes the (i) market technique and (ii) income technique. The significant unobservable inputs used in the fair value measurement of the Company’s equity investments are EBITDA multiples and weighted average cost of capital (“WACC”). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement.

 When estimating the value of its CLO equity investment, the Company typically utilizes the bond yield technique. The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors. The Company also utilizes the performance and covenant compliance information as provided by the independent trustee along with other risk factors including default risk, prepayment rates, interest rate risk and credit spread risk when valuing this investment.

When estimating the fair value of its revenue-linked security, the Company utilizes the bond yield technique and the specific provisions contained in the royalty security agreement. The determination of the fair value utilizing the specific provisions contained in the royalty security agreement is not a significant component of the Company’s valuation process.

(2)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets for the years ending December 31, 2015 and December 31, 2014. Transfers between investment type and level, if any, are recognized at fair value at the end of the year in which the transfers occur:

	Year ended December 31, 2015
	Senior Secured (1)	Junior Secured	CLO Equity	Equity and Equity Related Securities	Revenue- Linked Security	December 31, 2015

Fair value of portfolio, beginning of period	$56,053,970	$43,744,802	$2,299,854	$1,375,670	$1,111,001	104,585,297
New/Add-on investments	36,866,906	11,440,000	—	448,077	—	48,754,983
Principal payments received	(8,083,579)	(16,108,274)	(315,133)	(89,225)	(1,060,166)	(25,656,377)
Loan origination fees received	(937,190)	(122,500)	—	—		(1,059,690)
Payment in kind interest earned	603,852	304,697	—	—	183,243	1,091,792
Accretion of deferred loan origination fees/discounts	812,213	1,628,575	—	—	—	2,440,788
Transfer (to) from level 3	—	—	—	—	—	—
Transfer (to) from investment type	(4,315,133)	4,315,133	—	—	—	—
Net realized losses on investments	—	(674,880)	(351,217)	(104,525)	—	(1,130,622)
Change in unrealized appreciation (depreciation) on investments (2)	(780,520)	(934,182)	(65,644)	194,780	(234,078)	(1,819,644)
Fair value of portfolio, end of period	$80,220,519	$43,593,371	$1,567,860	$1,824,777	$—	$127,206,527

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.
(2)

The net change in unrealized appreciation/(depreciation) of Level 3 investments held at December 31, 2015, was ($690,397). Net realized gains/losses and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

	Year ended December 31, 2014
	Senior Secured (1)	Junior Secured	CLO Equity	Equity and Equity Related Securities	Revenue- Linked Security	Total Level 3 Assets

Fair value of portfolio, beginning of period	$29,274,987	$38,620,670	$—	$1,143,733	$758,061	$69,797,451
New investments	34,288,065	23,350,000	2,608,830	142,000	—	60,388,895
Principal payments received	(11,615,770)	(11,500,761)	(374,620)	(854,473)	(91,814)	(24,437,438)
Loan origination fees received	(562,675)	(804,760)	—	—	—	(1,367,435)
Payment in kind interest earned	541,901	657,454	—	—	210,676	1,410,031
Accretion of deferred loan origination fees/discounts	884,335	648,380	—	—	—	1,532,715
Transfer (to) from level 2	(1,004,203)	(3,030,000)	—	—	—	(4,034,203)
Transfer (to) from investment type	4,220,717	(4,220,717)	—	—	—	—
Net realized gains on investments	—	—	—	662,709	—	662,709
Change in unrealized appreciation (depreciation) on investments (2)	26,613	24,536	65,644	281,701	234,078	632,572
Fair value of portfolio, end of period	$56,053,970	$43,744,802	$2,299,854	$1,375,670	$1,111,001	$104,585,297

(1)	Senior secured category includes both first out and last out loans. The Company's last out senior secured loans are identified on the Schedule of Investments.
(2)

The net change in unrealized appreciation/depreciation of Level 3 investments held at December 31, 2014, was $580,649. Net realized gains/losses and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

There were no transfers between levels of the fair value hierarchy during the year ended December 31, 2015 and one transfer of a debt investment from Level 3 to Level 2 of the fair value hierarchy during the year ended December 31, 2014 due to increased quoted market prices available from market makers for the financial instrument. In order for an investment to be considered a Level 2 investment there must be multiple dealer quotes at the time of the fair value measurement and the quotes must be determined to be actionable.

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a portion of the Company’s assets and liabilities.

Note 8. Related Party Transactions

We were founded in September 2011 by certain members of our investment adviser and JMP Group Inc. (now JMP Group LLC) ("JMP Group"), a full-service investment banking and asset management firm. JMP Group currently holds an equity interest in us and a majority equity interest in our investment adviser. JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC ("HCS"), an SEC registered investment adviser that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors LLC ("JMP Credit Advisors"), which manages approximately $1.1 billion in credit assets of collateralized loan obligation and total return swap funds.

On August 24, 2011, HCC LLC entered into the JMP Facility, a 6 year, $30.0 million credit facility with JMP Group LLC. The JMP Facility initially had a two year revolving period with maximum outstanding amounts of $20 million, which increased at a rate of $2.5 million per quarter thereafter until the maximum outstanding amount available reached $30.0 million in July 2012. The maximum amount outstanding was also limited by a covenant that restricted borrowings to be less than 2.0 times the Net Tangible Asset Value of HCC LLC. At the end of the two year revolving period, the outstanding balance was scheduled to amortize evenly at 5% in each of the following 16 consecutive quarters with the final 20% due at maturity in August 2017. The JMP Facility initially carried an interest rate of LIBOR + 7.00%, with a LIBOR floor of 1.50%, or the Prime rate + 4.75%. The JMP Facility also had an unused line fee of 0.50% per year. The Company paid an origination fee of 0.50% or $150.0 thousand at the initial closing of the JMP Facility.

On March 25, 2013, in advance of our initial public offering, HCC LLC and HCAP entered into an amendment to the JMP Facility, which became effective following the completion of HCAP’s initial public offering and the satisfaction of certain other closing conditions. The JMP Facility, as so amended, provided up to an aggregate of $50.0 million of revolving borrowings until April 1, 2014, and after April 1, 2014, the amount outstanding thereunder was to become a term loan payable in fourteen consecutive quarterly installments (beginning on April 1, 2014), each in an amount equal to 5% of the term amount, and with the final payment of any other outstanding amounts due on the maturity date of August 24, 2017. Borrowings under the secured revolving credit facility bore interest at an annual rate equal to either (i) LIBOR + 4.50% or (ii) the Prime Rate + 2.25%, at the Company’s election and subject to increases during a default under the JMP Facility.

On October 29, 2013, in conjunction with securing and entering into the Credit Facility, the Company terminated the JMP Facility.

Until the initial public offering in May 2013, HCS served as the investment adviser for HCC LLC under the investment advisory and management agreement, which provided for management fees payable quarterly to the investment adviser at a rate of 2.0% per annum of the gross assets of HCC LLC. HCS agreed to waive the management fees payable to it by HCC LLC with respect to any assets acquired by HCC LLC prior to the initial public offering through the use of borrowings under the JMP Facility until such time that the JMP Facility was repaid in full and terminated. The investment adviser also received an incentive fee based on performance. The terms of the incentive fee were the same as the post- initial public offering incentive fee except that it did not have the total return requirement that the post- initial public offering incentive fee has.

 In conjunction with our initial public offering, HCAP entered into an investment advisory and management agreement with HCAP Advisors LLC ("HCAP Advisors"), which is a majority owned subsidiary of JMP Group. Under the investment advisory and management agreement, the base management fee is calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter. The second part is calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and equals 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, the total return requirement acts to defer our obligation to pay our investment adviser an incentive fee to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments and even in the event that our pre-incentive fee net investment income exceeds the hurdle rate. Additionally, our investment adviser agreed to waive its incentive fees from the period beginning with our initial public offering through March 31, 2014 to the extent required to support a minimum annual dividend yield of 9% (paid on a monthly basis) based on our initial public offering price per share of $15.00 per share. The number of shares of common stock taken into account in connection with this determination only included shares outstanding immediately after the initial public offering plus the number of shares of common stock issued pursuant to our dividend reinvestment plan relating to those shares during the waiver period. Incentive fee expense for the year ended December 31, 2015 totaled $2.2 million. Incentive fee expense, net of the waiver, for the year ended December 31, 2014 totaled $1.8 million. The capital gains incentive fee is determined and paid annually with respect to cumulative realized capital gains (but not unrealized capital gains) to the extent such cumulative realized capital gains exceed cumulative realized and unrealized capital losses through the end of such fiscal year (less the aggregate amount of any previously paid capital gain incentive fee). The Company also records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when (i) the cumulative realized and unrealized gains on its investments exceed all cumulative realized and unrealized capital losses on its investments and (ii) the capital gains incentive fee that would be payable exceeds the aggregate amount of any previously paid capital gain incentive fee given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. Any decrease in unrealized appreciation in subsequent periods will result in the reversal of some or all of such previously recorded expense accrual. The actual incentive fee payable to the Company's investment adviser related to capital gains is determined and payable in arrears at the end of each fiscal year and is only based on cumulative realized capital gains, including realized capital gains for such period, but not unrealized capital gains. The Company recorded net change in unrealized depreciation of $2.2 million for the year ended December 31, 2015 and a net change in unrealized appreciation of $0.5 million for the year ended December 31, 2014.

The incentive fee expense also included the waiver of $0.3 million in income incentive fees that would otherwise have been payable to the Company’s investment adviser for the twelve months ended December 31, 2014, but for the 9% minimum dividend yield waiver provision described above.

Total base management fees and incentive management fees expense, net of fees waived under the waiver agreement in 2014, was $4.9 million and $3.7 million for the years ended December 31, 2015 and December 31, 2014, respectively. Accrued base management fees and incentive management fees were $1.6 million and $1.4 million as of December 31, 2015 and December 31, 2014, respectively.

In conjunction with our initial public offering in May 2013, HCAP entered into an administration agreement with JMP Credit Advisors pursuant to which JMP Credit Advisors provides administrative services to HCAP and furnishes us with office facilities, equipment, and clerical, bookkeeping, and record keeping services. Payments under the administration agreement are equal to an amount based upon our allocable portion of the administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, except that payments required to be made by HCAP to JMP Credit Advisors under the agreement were capped such that amounts payable to JMP Credit Advisors would not exceed $275,000 during the first year of the term of the administration agreement. In connection with the expiration of the $275,000 cap expired on April 29, 2014, the Company negotiated a new cap with JMP Credit Advisors of $150,000 for each of the quarters ending June 30, September 30, and December 31, 2014. On March 5, 2015, the Company negotiated a new cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during the 2015 fiscal and calendar year.  The new cap set the maximum amount that was payable by the Company on both a quarterly and annual basis.  The cap for each quarter was as follows: (i) for the quarter ended March 31, 2015, the cap was $150,000; (ii) for the quarter ended June 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to March 31, 2015; (iii) for the quarter ended September 30, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to June 30, 2015; and (iv) for the quarter ended December 31, 2015, the cap was equal to the sum of (a) $150,000 plus (b) 0.25% of the increase in the Company’s portfolio assets from December 31, 2014, to September 30, 2015.  The overall cap for the year was $800,000, so notwithstanding any given quarterly cap, the amounts payable for all four quarters would not exceed $800,000.  Total administrative services expense was $729,978 and $498,201 for the year ended December 31, 2015 and the year ended December 31, 2014, respectively. Accrued administrative services fees were $220,872 and $150,001 as of December 31, 2015 and December 31, 2014, respectively.

On February 7, 2011, HCC LLC engaged JMP Securities LLC, a subsidiary of JMP Group Inc., to serve as the placement agent for HCC LLC’s offering of up to $30.0 million of capital commitments. Additionally, JMP Securities LLC was one of the book-running underwriters in HCAP’s initial public offering for which it received approximately $420,000 of compensation. JMP Securities LLC or its affiliates may provide us with various financial advisory and investment banking services in the future, for which they would receive compensation.

In connection with the Merger, the Company succeeded to all of the assets and liabilities of HCC LLC, including a potential obligation to pay HCS a capital gains incentive fee based on the net unrealized appreciation in HCC LLC’s investment portfolio. An expense for the incentive fee in the amount of $0.5 million was accrued in HCC LLC's financial statements at the time of the Merger and, accordingly, reduced the value of HCC LLC in the Merger. The Company will only be obligated to pay a capital gains incentive fee on the acquired investment assets when and if such fee would have become payable under the terms of the investment advisory agreement that HCC LLC had entered into with HCS and irrespective of the 9% minimum dividend hurdle waiver discussed above. The right to receive such incentive fee, if any, was assigned by HCS to HCAP Advisors LLC after the Merger.

In connection with the Company’s offering of its Notes in January 2015, JMP Securities LLC was one of the co-managing underwriters and received $19,639 of compensation for its services. In the future, JMP Securities LLC or its affiliates may provide the Company with various financial advisory and investment banking services, for which they would receive customary compensation.

Note 9. Commitments and Contingencies

At December 31, 2015, the Company had a total of $1.5 million in unfunded commitments comprised of unfunded revolving line of credit commitments on five of the Company’s debt investments.  At December 31, 2014, the Company had a total of $2.6 million in unfunded commitments comprised of $2.1 million of unfunded revolving line of credit commitments on four of the Company’s debt investments and $0.5 million of an unfunded delayed draw term loan.  The following table summarizes the Company's unfunded commitments and extended fair value as of December 31, 2015 and December 31, 2014:

	As of December 31, 2015		As of December 31, 2014
	Unfunded Commitment	Extended Fair Value of Unfunded Commitment	Unfunded Commitment	Extended Fair Value of Unfunded Commitment
Brite Media LLC	$266,667	$266,667	$166,667	$166,667
Chemical Information Services, LLC	285,000	282,185	—	—
Douglas Machines Corp.	—	—	1,500,000	1,500,000
Lanco Acquisition, LLC	350,000	350,000	350,000	348,684
Northeast Metal Works LLC	325,000	325,000	100,000	99,681
WorkWell, LLC	300,000	300,000
Unfunded Revolver Commitments	1,526,667	1,523,852	2,116,667	2,115,032

WBL SPE II, LLC	—	—	445,000	442,153
Delayed Draw Commitments	—	—	445,000	442,153

Total	$1,526,667	$1,523,852	$2,561,667	$2,557,185

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

Note 10. Net Increase in Net Assets Resulting from Operations per Common Share

In accordance with the provision of ASC 260, “Earnings per Share,” basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. There were no potentially dilutive common shares issued as of December 31, 2015 because there were no outstanding warrants. There were no potentially dilutive common shares issued as of December 31, 2014 because the strike price of the Company's outstanding warrants exceeded the closing price of the Company's common stock for the respective period.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for each period:

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013

Net increase (decrease) in net assets resulting from operations	$6,411,013	$9,395,482	$4,122,161
Weighted average shares outstanding (basic) (1)	6,249,346	6,185,061	4,429,639
Weighted average shares outstanding (diluted) (1)	6,249,346	6,185,061	4,430,091
Net increase (decrease) in net assets resulting from operations per share (basic and diluted) (1)	$1.03	$1.52	$0.93

(1)	The shares outstanding and per share amounts for all periods prior to May 2013 have been adjusted for the conversion rate of 0.9913 shares for each unit. See Note 1.

Note 11. Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments and incentive fees on such investments, as investment gains and losses and the accompanying incentive fees are not included in taxable income until they are realized; (2) recognition of interest income on certain loans; (3) income or loss recognition on exited investments; and (4) excise taxes on undistributed ordinary income and capital gains, as federal taxes are not deductible.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended December 31, 2015, December 31, 2014 and for the period from the IPO through December 31, 2013.

	Year Ended December 31, 2015	Year Ended December 31, 2014	IPO through December 31, 2013
Net increase in net assets resulting from operations	$6,411,013	$9,395,482	$2,549,875
Net unrealized depreciation (appreciation) on investments	2,182,647	(464,416)	2,224,522
Incentive fees on net unrealized (depreciation) appreciation on investments	(92,883)	92,883	(444,904)
Book/tax difference due to acceleration of loan fees on modified investments	70,415	(101,008)	(102,044)
Book/tax difference due to interest income on certain investments	(298,798)	321,171	—
Book/tax difference due to capital losses	1,060,320	89,416	—
Book/tax difference due to partnership income on certain equity investments	(83,052)	—
Excise taxes not deductible	1,393	43,727	—
Taxable/Distributable Income	$9,251,055	$9,377,255	$4,227,449

The components of accumulated undistributed and distributions in excess of income on a tax basis were as follows:

	As of December 31,
	2015	2014	2013
Ordinary income	1,183,219	$318,840	$—
Realized capital gains	1,509	$710,365	$—
Return of capital	—	$—	$(445,303)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company is permitted to carry forward any net capital losses, if any, incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

At December 31, 2015, the Company did not have any net loss carryforwards to offset net capital gains.

Our dividends, if any, are determined by our board of directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. If we maintain our qualification as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To qualify for RIC tax treatment, we must, among other things, distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. The Company did not incur a U.S. federal excise tax for calendar year 2013. The Company incurred a U.S. federal excise tax of $43,727 for calendar year 2014 and expects to incur a U.S. federal excise tax of $1,393 for calendar year 2015.

We have adopted an “opt out” dividend reinvestment plan, or “DRIP,” for our common stockholders. As a result, if we make cash distributions, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

Note 12. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2015, December 31, 2014, and December 31, 2013, respectively:

	Year Ended December 31,
	2015	2014	2013

Per share data:
Net asset value at beginning of period	$14.60	$14.45	$16.89
Net investment income, after tax (1)	1.54	1.34	1.32
Realized (losses) gains on investments (1)	(0.17)	0.10	—
Net change in unrealized appreciation (depreciation) on investments	(0.34)	0.06	(0.39)
Net increase in net assets from operations	1.03	1.50	0.93
Distributions from net investment income	(1.29)	(1.35)	(2.48)
Distributions from capital gains	(0.06)	—	—
Return of capital	—	—	(0.10)
Total Distributions	(1.35)	(1.35)	(2.58)
Effect of shares issued, net of offering expenses	(0.02)	—	(0.79)
Net asset value at end of period	$14.26	$14.60	$14.45
Net assets at end of period	89,414,256	90,872,315	88,854,486
Shares outstanding at end of period (2)	6,269,669	6,222,673	6,148,227
Weighted average shares outstanding (basic) (2)	6,249,346	6,185,061	4,429,639
Per share market value at end of period	$11.73	$11.54	$15.02

Ratios and Supplemental data:
Net Assets Value Total Return (3)	9.20%	11.85%	1.18%
Market Price Total Return (4)	13.64%	(14.95)%	5.78%
Average Net Assets	$89,888,327	$89,846,742	$64,066,052
Ratio of expenses to average Net assets (5)	11.88%	7.13%	4.57%
Ratio of net investment income to average Net assets	10.74%	9.20%	9.10%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	The shares outstanding and per share amounts for the periods prior to May 2013 have been adjusted for the conversion rate of 0.99 shares for each unit. See Note 1.
(3)

Total return measures the changes in net asset value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Company's dividend reinvestment plan.

(4)

Total return measures the changes in market value over the period indicated, taking into account dividends as reinvested. Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Company's dividend reinvestment plan. The total return based on market value for the period from May 2, 2013 (initial public offering) through December 31, 2013 was 5.78%. No market value data was available for the periods prior to the initial public offering.

(5)

Had our investment adviser not agreed to waive its incentive fee for the period from our initial public offering through March 31, 2014 and December 31, 2014, to the extent required to support a minimum dividend yield of 9%, our ratio of expenses to average net assets would have increased by 36 basis point in 2014 and 25 basis points in 2013.

Note 13. Selected Quarterly Data (Unaudited)

The following table sets forth certain quarterly financial information for each of the last twelve quarters prior to December 31, 2015. This information was derived from the Company’s unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2015	6/30/2015	9/30/2015	12/31/2015
Total investment income	4,112	4,669	$4,971	$6,574
Net investment income	2,012	2,051	2,192	3,396
Net increase in net assets resulting from operations	284	3,191	841	2,095
Net increase in net assets resulting from operations per share (basic and diluted)	$0.05	$0.51	$0.13	$0.34

	Quarter Ended
(in thousands, except per share data)	3/31/2014	6/30/2014	9/30/2014	12/31/2014
Total investment income	$3,037	$3,517	$3,917	$4,240
Net investment income	2,066	1,813	2,273	2,113
Net increase in net assets resulting from operations	2,243	2,392	2,016	2,744
Net increase in net assets resulting from operations per share (basic and diluted)	$0.36	$0.39	$0.33	$0.44

	Quarter Ended
(in thousands, except per share data)	3/31/2013	6/30/2013	9/30/2013	12/31/2013
Total investment income	$1,786	$2,058	$2,052	$2,864
Net investment income	765	1,263	1,474	2,329
Net increase in net assets resulting from operations	1,280	1,207	1,114	521
Net increase in net assets resulting from operations per share (basic and diluted)	$1.09	$0.28	$0.18	$0.09

Note 14. Subsequent Events

On February 3, 2016, the Company declared monthly distributions of $0.1125 per share payable on each of February 25, 2016, March 24, 2016, and April 28, 2016.

On February 9, 2016, the Company received $0.9 million in full satisfaction of its $1.8 million debt investment and $0.3 million equity investment in Solex Fine Foods, LLC. The debt investment had been on non-accrual since December 2014 and was fair valued at $0.9 million at December 31, 2015.

On February 29, 2016, our investment in Infinite Aegis Group, LLC (“IA”) was paid off as a result of the purchase of the majority of IA’s assets by Infinite Care, LLC (“IC”).  We received par for our $9.1 million in debt investments in IA plus $1.4 million in accrued and unpaid interest and fees.  In conjunction with the payoff of our investment in IA, we invested $3.0 million into the common equity of IC alongside a majority equity investment from a private equity firm.  We also provided a $6.0 million senior secured term loan and a $1.0 million senior secured revolver (unfunded at close).  The new senior secured debt investments carry an interest rate of LIBOR + 12.00% with a LIBOR floor of 0.42% and mature in February 2019.

On March 8, 2016 the Company negotiated a new cap with JMP Credit Advisors on amounts payable by the Company under the administration agreement during the 2016 fiscal and calendar year.  This cap set the maximum amount that would be payable by the Company for 2016 at the lesser of 0.60% of the average of the Company's total investments (at fair value) over the year ended December 31, 2016 or $917,000.

On March 8, 2016, our board of directors authorized a $3.0 million open market stock repurchase program. Pursuant to our program, we are authorized to repurchase up to $3.0 million in the aggregate of our outstanding stock in the open market. The timing, manner, price and amount of any share repurchases will be determined by our management in its discretion, and no assurances can be given that any common stock, or any particular amount, will be purchased. Unless amended by our board of directors, the repurchase program will expire on the earlier of December 31, 2016 and the repurchase of $3.0 million of our outstanding shares of common stock. The program may be suspended, extended, modified, or discontinued at any time

Schedule  12-14

Harvest Capital Credit Corporation

Schedule of Investments in and Advances to Affiliates

Year Ended December 31, 2015

Portfolio Company	Investment	Amount of Interest Credited to Income (1)	December 31, 2014 Value	Gross Additions (2)	Gross Reductions (3)	December 31, 2015 Value

Affiliate Investments

Peekay Acquisition, LLC (Christals)	Senior Secured Term Loan (Last Out), due 2/15/16	$365,000	$1,977,630	$154,140	$(689,376)	$1,442,394
	(18.00%; 15.00% Cash/3.00% Accommodation Fee paid in Cash)

	Common Equity (Peekay Boutiques, Inc.)	—	—	—	—	—
	(5.95% of fully diluted common shares)

Solex Fine Foods, LLC	Senior Secured Term Loan, due 12/28/2016	—	1,348,000	—	(421,796)	926,204
	(18.63%; LIBOR + 12.48% Cash / 3.09% PIK / 2.81% Supplemental PIK)

	Common Equity Units	—	—	—	—	—
	(6.57% of fully diluted common equity)

	Common Equity Warrants	—	—	—	—	—
	(6.4% of fully diluted common equity)

WorkWell, LLC	Senior Secured Term Loan, due 10/21/2020	112,407	—	4,654,787	(29,688)	4,625,099
	(12.00%; LIBOR + 11.50% with a 0.50% LIBOR floor)

	Revolving Line of Credit, due 10/21/2020	—	—	—	—	—
	(12.00%; LIBOR + 11.50% with a 0.50% LIBOR floor)

	Common Equity Units	—	—	250,000	—	250,000
	(6.3% of fully diluted common equity)

Total Affiliate Investments		$477,407	$3,325,630	$5,058,927	$(1,140,860)	7,243,697

(1) Represents the total amount of interest credited to income for the portion of the period an investment was included in the Affiliate category.

(2) Gross additions include increases in the cost basis of investments resulting from new portfolio investment and accrued PIK interest. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3) Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments of sales. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

Up to 1,000,000 Shares

Common Stock

Harvest Capital Credit Corporation

PROSPECTUS SUPPLEMENT

JMP Securities

January 27, 2017